REGISTRATION NO.333-134304
                                                REGISTRATION NO. 811-04234
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   | |

      PRE-EFFECTIVE AMENDMENT NO.                                         | |

      POST-EFFECTIVE AMENDMENT NO. 3                                      |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           | |

      AMENDMENT NO. 31                                                    |X|

                              --------------------

                          MONY AMERICA VARIABLE ACCOUNT L
                              (EXACT NAME OF TRUST)

                      MONY LIFE INSURANCE COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)

              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                  Vice President and Associate General Counsel
                     MONY Life Insurance Company of America
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                              Christopher E. Palmer
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as of the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

It is proposed that this filing will become effective:
(check appropriate box)
     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on April 30, 2008 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(l) of Rule 485
     |_| on                pursuant to paragraph (a)(l) of rule 485
     |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     |_| on                pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



TITLE OF SECURITIES BEING REGISTERED:   Units of interest in MONY America
                                        Variable Account L

================================================================================

Incentive Life(SM) Legacy
An individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account L.

PROSPECTUS DATED MAY 1, 2008



Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


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This prospectus describes your rights and obligations under an Incentive
Life(SM) Legacy policy, but is not the policy itself. The policy is the actual contract between you and MONY America. This prospectus provides a description of all material provisions of the policy. To make this prospectus easier to read, we sometimes use different words than the policy. MONY America or your financial professional can provide any further explanation about your policy.


Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


WHAT IS INCENTIVE LIFE(SM) LEGACY?

Incentive Life(SM) Legacy is issued by MONY America. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


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Variable investment options
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o AXA Aggressive Allocation(1)          o EQ/Large Cap Core PLUS(3)
o AXA Conservative Allocation(1)        o EQ/Large Cap Growth PLUS(4)
o AXA Conservative-Plus Allocation(1)   o EQ/Legg Mason Value Equity
o AXA Moderate Allocation(1)            o EQ/Long Term Bond
o AXA Moderate-Plus Allocation(1)       o EQ/Lord Abbett Growth and Income
o EQ/AllianceBernstein Common Stock     o EQ/Lord Abbett Large Cap Core
o EQ/AllianceBernstein Intermediate     o EQ/Lord Abbett Mid Cap Value
  Government Securities                 o EQ/Marsico Focus
o EQ/AllianceBernstein International    o EQ/Mid Cap Value PLUS(5)
o EQ/AllianceBernstein Large Cap        o EQ/Money Market
   Growth                               o EQ/Montag & Caldwell Growth
o EQ/AllianceBernstein Quality Bond     o EQ/PIMCO Real Return
o EQ/AllianceBernstein Small Cap        o EQ/Short Duration Bond
   Growth                               o EQ/Small Company Index
o EQ/AllianceBernstein Value            o EQ/T. Rowe Price Growth Stock
o EQ/Ariel Appreciation II              o EQ/UBS Growth and Income
o EQ/AXA Rosenberg Value Long/Short     o EQ/Van Kampen Comstock
    Equity                              o EQ/Van Kampen Emerging Markets
o EQ/BlackRock Basic Value Equity           Equity
o EQ/BlackRock International Value      o EQ/Van Kampen Mid Cap Growth
o EQ/Boston Advisors Equity Income      o EQ/Van Kampen Real Estate
o EQ/Calvert Socially Responsible       o Multimanager Aggressive Equity
o EQ/Capital Guardian Growth            o Multimanager Core Bond
o EQ/Capital Guardian Research          o Multimanager Health Care
o EQ/Caywood-Scholl High Yield Bond     o Multimanager High Yield
o EQ/Equity 500 Index                   o Multimanager International Equity
o EQ/Evergreen International Bond       o Multimanager Large Cap Core Equity
o EQ/Evergreen Omega                    o Multimanager Large Cap Growth
o EQ/FI Mid Cap                         o Multimanager Large Cap Value
o EQ/GAMCO Mergers and Acquisitions     o Multimanager Mid Cap Growth
o EQ/GAMCO Small Company Value          o Multimanager Mid Cap Value
o EQ/International Core PLUS(2)         o Multimanager Small Cap Growth
o EQ/International Growth               o Multimanager Small Cap Value
o EQ/JPMorgan Core Bond                 o Multimanager Technology
o EQ/JPMorgan Value Opportunities
--------------------------------------------------------------------------------



(1) Also referred to as an "AXA Allocation investment option" in this prospectus.




(2) Formerly named "MarketPLUS International Core," effective on or about May 1, 2008.

(3) Formerly named "MarketPLUS Large Cap Core," effective on or about May 1,
    2008.

(4) Formerly named "MarketPLUS Large Cap Growth," effective on or about May 1, 2008.

(5) Formerly named "MarketPLUS Mid Cap Value," effective on or about May 1,
    2008.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER MONY AMERICA POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life(SM) Legacy or another policy may not be to your advantage. You can contact us to find out more about any other MONY America insurance policy.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                 X01953/AA & ADL

Contents of this prospectus
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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
You can guarantee that your policy will not terminate
     before a certain date                                                   2
You can elect a "paid up" death benefit guarantee                            2
You can receive an accelerated death benefit under
     the Long Term Care Services(SM) Rider                                   3
Investment options within your policy                                        3
About your life insurance benefit                                            4
Alternative higher death benefit in certain cases                            4
You can increase or decrease your insurance coverage                         5
Accessing your money                                                         6
Risks of investing in a policy                                               6
How the Incentive Life(SM) Legacy variable life insurance
     policy is available                                                     6



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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                  7
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Tables of policy charges                                                     7
How we allocate charges among your investment options                       11
Changes in charges                                                          11


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3. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                           12
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How to reach us                                                             12
About our MONY America Variable Account L                                   13
Your voting privileges                                                      13


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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       14
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Portfolios of the Trusts                                                    14


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5. DETERMINING YOUR POLICY'S VALUE                                          18
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Your policy account value                                                   18


----------------------
"We," "our" and "us" refer to MONY America. "Financial professional" means the registered representative of either AXA Advisors or AXA Distributors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer Incentive Life(SM) Legacy anywhere such offers are not lawful. MONY America does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by MONY America.

i  Contents of this prospectus

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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       19
--------------------------------------------------------------------------------
Transfers you can make                                                      19
How to make transfers                                                       19
Our automatic transfer service                                              19
Our asset rebalancing service                                               20


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7. ACCESSING YOUR MONEY                                                     21
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Borrowing from your policy                                                  21
Loan extension (for guideline premium test policies only)                   22
Making withdrawals from your policy                                         23
Surrendering your policy for its net cash surrender value                   23
Your option to receive a terminal illness living benefit                    23



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8. TAX INFORMATION                                                          25
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Basic tax treatment for you and your beneficiary                            25
Tax treatment of distributions to you (loans, partial
     withdrawals, and full surrender)                                       25
Tax treatment of living benefits rider or Long Term
   Care Services(SM) Rider under a policy with the
   applicable rider                                                         26
Business and employer owned policies                                        27
Requirement that we diversify investments                                   27
Estate, gift, and generation-skipping taxes                                 27
Pension and profit-sharing plans                                            28
Split-dollar and other employee benefit programs                            28
ERISA                                                                       28
Our taxes                                                                   28
When we withhold taxes from distributions                                   28
Possibility of future tax changes and other tax information                 28



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9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 30
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Guarantee premium test for no lapse guarantees                              30
Paid up death benefit guarantee                                             30
Other benefits you can add by rider                                         31
Customer loyalty credit                                                     35
Variations among Incentive Life(SM) Legacy policies                         35
Your options for receiving policy proceeds                                  35
Your right to cancel within a certain number of days                        35


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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           36
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Deducting policy charges                                                    36
Charges that the Trusts deduct                                              38



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11. MORE INFORMATION ABOUT PROCEDURES THAT
    APPLY TO YOUR POLICY                                                    39
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Dates and prices at which policy events occur                               39
Policy issuance                                                             39
Ways to make premium and loan payments                                      40
Assigning your policy                                                       40
You can change your policy's insured person                                 40
Requirements for surrender requests                                         41
Gender-neutral policies                                                     41
Future policy exchanges                                                     41


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12. MORE INFORMATION ABOUT OTHER MATTERS                                    42
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About our general account                                                   42
Transfers of your policy account value                                      42
Telephone and Internet requests                                             43
Suicide and certain misstatements                                           43
When we pay policy proceeds                                                 43
Changes we can make                                                         44
Reports we will send you                                                    44
Distribution of the policies                                                44
Legal proceedings                                                           46



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13. FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE ACCOUNT L AND
    MONY AMERICA                                                            47
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14. PERSONALIZED ILLUSTRATIONS                                              48
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Illustrations of policy benefits                                            48


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APPENDIX I -- HYPOTHETICAL ILLUSTRATIONS                                   I-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                 Contents of this prospectus  ii

An index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.


                                         Page
   account value                           18
   actual premium fund value               30
   Administrative Office                   12
   age                                     40
   Allocation Date                          3
   alternative death benefit                4
   amount at risk                          37
   anniversary                              6
   assign; assignment                      40
   automatic transfer service              19
   AXA Equitable                           13
   AXA Financial, Inc.                     12
   AXA Premier VIP Trust                cover
   basis                                   25
   beneficiary                             35
   business day                            39
   Cash Surrender Value                    21
   Code                                    25
   collateral                              21
   cost of insurance charge                37
   cost of insurance rates                 37
   customer loyalty credit                 35
   day                                     39
   default                                  1
   disruptive transfer activity            42
   dollar cost averaging service           19
   EQ Advisors Trust                    cover
   extended no lapse guarantee              2
   face amount                              4
   grace period                             2
   guaranteed interest option               3
   guarantee premium test                  30
   Guaranteed Interest Account              3
   Incentive Life(SM) Legacy            cover
   initial premium                          3
   insured person                          40
   Internet                                12
   investment funds                         3
   investment option                    cover
   issue date                              40
   lapse                                    1
   loan extension                          22
   loan, loan interest                     21
   Long Term Care Services(SM) Rider        3
   market timing                           42
   modified endowment contract             25
   month, year                             39
   monthly deduction                       11
   MONY Access Account                     35
   MONY America                            12
   MONY America Variable Account L         13
   net cash surrender value                23
   no lapse guarantee premium fund value   30
   no lapse guarantee                      30
   Option A, B                              4
   our                                      i
   owner                                    i
   paid up                                 25


                                         Page
   paid up death benefit guarantee          2
   partial withdrawal                      23
   payments                                40
   planned periodic premium                 1
   policy                               cover
   Portfolio                            cover
   premium payments                         1
   prospectus                           cover
   rebalancing                             20
   receive                                 39
   restore, restoration                     2
   riders                                   1
   SEC                                  cover
   state                                    i
   subaccount                              13
   surrender                               23
   surrender charge                         7
   target premium                          45
   transfers                               19
   Trusts                               cover
   units                                   18
   unit values                             18
   us                                       i
   variable investment option           cover
   we                                       i
   withdrawal                              23
   you, your                                i


iii  An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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Incentive Life(SM) Legacy is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life(SM) Legacy policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life(SM) Legacy policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life(SM) Legacy policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

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You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured's 100th birthday, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM
PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.


The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:


                   Risk/benefit summary: Policy features, benefits and risks   1

o you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);


o you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);



o you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

o   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

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Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

o You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

o   Your policy's death benefit option has always been Option A; and

o Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

o   the guarantee period expires; or

o   you change your death benefit option to Option B.


EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added to the policy that provides a longer guarantee period than described above. Subject to limitations, you can choose the number of years that you would like to have this benefit.


The monthly cost of this rider varies by the individual characteristics of the insured, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

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If you pay at least certain prescribed amounts of premiums, your policy's death benefit option has always been Option A and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

You may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guar-


2 Risk/benefit summary: Policy features, benefits and risks anteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long Term Care
Services(SM) Rider (described below) at any time.


The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.



YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES(SM) RIDER

In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Long Term Care Services(SM) Rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.



INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest


                   Risk/benefit summary: Policy features, benefits and risks   3
option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
We will pay at least 2% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life(SM) Legacy policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. (See "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus.) The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    -- or --

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Age*   40 and under    45      50      55      60         65
--------------------------------------------------------------------------------
   %    250%            215%    185%    150%    130%       120%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        70      75-90   91      92      93      94-Over
--------------------------------------------------------------------------------
   %    115%    105%    104%    103%    102%    101%
--------------------------------------------------------------------------------
* For the then-current policy year.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death


4 Risk/benefit summary: Policy features, benefits and risks benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services(SM) Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see "Long Term Care Services(SM) Rider" later in this prospectus.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."


--------------------------------------------------------------------------------
You can request a change in your death benefit option from Option B any time after the second year of the policy and before the policy anniversary nearest to the insured's 100th birthday; however, changes to Option B are not permitted beyond the policy year in which the insured person reaches age 80.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches age 80, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under the policy while the Long Term Care Services(SM) Rider is in effect. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.


We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached age 81 (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long Term Care Services(SM) Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider.


Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same or better underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.


                   Risk/benefit summary: Policy features, benefits and risks   5

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.



ACCESSING YOUR MONEY


You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of policy face amount accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider. See "Making withdrawals from your policy" later in this prospectus for more information.


Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges subject to any no lapse protection you may have, you could have to pay more premiums to keep your policy from terminating.

o If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


HOW THE INCENTIVE LIFE(SM) LEGACY VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life(SM) Legacy is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life(SM) Legacy is available for issue ages 0-85.


6  Risk/benefit summary: Policy features, benefits and risks

2.  Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."


------------------------------------------------------------------------------------------------------------------------------------
                                                            Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
 Charge                        When charge is deducted                  Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Premium charge                 From each premium                        As a percentage of premiums:

                                                                        12%
------------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) of      Upon surrender                           Initial surrender charge per $1,000 of initial base policy
your policy during its first                                            face amount or per $1,000 of requested base policy face
15 years or the first 15                                                amount increase:(2)
years after you have
requested an increase in                                                Highest: $47.92
your policy's face amount(1)                                            Lowest: $10.38
                                                                        Representative: $17.32(3)
------------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your     Effective date of the decrease           A pro rata portion of the charge that would apply to a
policy's face amount                                                    full surrender at the time of the decrease.
------------------------------------------------------------------------------------------------------------------------------------
Transfers among                Upon transfer                            $25 per transfer.(4)
investment options
------------------------------------------------------------------------------------------------------------------------------------
Adding a living benefits       At the time of the transaction           $100 (if elected after policy issue)
rider
------------------------------------------------------------------------------------------------------------------------------------
Exercise of option to          At the time of the transaction           $250
receive a "living benefit"
------------------------------------------------------------------------------------------------------------------------------------



This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
                            Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                        When charge is deducted          Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance              Monthly                          As a charge per $1,000 of the amount for which we are at risk:(7)
charge(5)(6)
                                                                Highest: $83.34
                                                                Lowest: $0.02
                                                                Representative: $0.09(8)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk     Monthly                                              Annual % of your value
charge                                                          Policy Year         in our variable investment options
     -                                                          -----------         ----------------------------------
                                                                1-10                1.75%
                                                                11+                 0.50%
------------------------------------------------------------------------------------------------------------------------------------

                       Risk/benefit summary: Charges and expenses you will pay 7

------------------------------------------------------------------------------------------------------------------------------------
                            Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                        When charge is deducted          Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charge(5)      Monthy                            Policy Year         Amount Deducted
                                                                -----------         ---------------
                                                                1                   $20
                                                                2+                  $15
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread(9)       On each policy anniversary        1% of loan amount.
                              (or on loan termination, if
                              earlier)
------------------------------------------------------------------------------------------------------------------------------------
Optional rider charges        While the rider is in effect

Children's term insurance     Monthly                           Charge per $1,000 of rider benefit amount:

                                                                $ 0.50

Disability deduction          Monthly                           Percentage of all other monthly charges:
waiver
                                                                Highest: 132%
                                                                Lowest: 7%
                                                                Representative: 12%(8)

Option to purchase            Monthly                           Charge per $1,000 of rider benefit amount:
additional insurance
                                                                Highest: $0.17
                                                                Lowest: $0.04
                                                                Representative: $0.16(10)

Extended no lapse             Monthly                           Charge per $1,000 of the initial base policy face amount, and per
guarantee(5)                                                    $1,000 of any requested base policy face amount increase that exceeds the highest previous face amount:

   For rider coverage to age                                    Highest: $0.08
   100                                                          Lowest: $0.02
                                                                Representative: $0.03(3)

Long Term Care Services(SM)   Monthly                           Charge per $1,000 of the amount for which we are at risk:(11)
Rider(5)
                                                                Highest: $1.18
                                                                Lowest: $0.08
                                                                Representative: $0.22(10)
-----------------------------------------------------------------------------------------------------------------------------------


(1) The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.

(2) The initial amount of surrender charge depends on each policy's specific characteristics.


(3) This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.


(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(5)  Not applicable after the insured person reaches age 100.

(6) Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.

(7) Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.


(8) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.


(9) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.


(10) This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.



8 Risk/benefit summary: Charges and expenses you will pay

(11) Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.


You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.




-----------------------------------------------------------------------------------------------------------------------------------
                      Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted       Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees and/or     ------     -------
other expenses)(1)                                                                   0.63%      3.56%
-----------------------------------------------------------------------------------------------------------------------------------




This table shows the fees and expenses for 2007 as an annual percentage of each Portfolio's daily average net assets.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Total
                                                                                   Acquired      Annual                     Net
                                                                                  Fund Fees     Expenses    Fee Waiv-     Annual
                                                                                     and        (Before    ers and/or    Expenses
                                               Manage-                            Expenses      Expense      Expense      (After
                                                ment       12b-1       Other     (Underlying    Limita-    Reimburse-    Expense
 Portfolio Name                                Fees(2)   Fees(3)   Expenses(4) Portfolios)(5)  tions)(5)    ments(6)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        0.10%      0.25%     0.17%        0.92%           1.44%       (0.17)%     1.27%
AXA Conservative Allocation                      0.10%      0.25%     0.21%        0.69%           1.25%       (0.21)%     1.04%
AXA Conservative-Plus Allocation                 0.10%      0.25%     0.19%        0.76%           1.30%       (0.19)%     1.11%
AXA Moderate Allocation                          0.10%      0.25%     0.17%        0.82%           1.34%       (0.17)%     1.17%
AXA Moderate-Plus Allocation                     0.10%      0.25%     0.17%        0.86%           1.38%       (0.17)%     1.21%
Multimanager Aggressive Equity                   0.60%      0.25%     0.19%          --            1.04%          --       1.04%
Multimanager Core Bond                           0.58%      0.25%     0.18%          --            1.01%       (0.01)%     1.00%
Multimanager Health Care                         1.20%      0.25%     0.23%          --            1.68%        0.00%      1.68%
Multimanager High Yield                          0.57%      0.25%     0.19%          --            1.01%          --       1.01%
Multimanager International Equity                1.00%      0.25%     0.23%          --            1.48%        0.00%      1.48%
Multimanager Large Cap Core Equity               0.89%      0.25%     0.21%          --            1.35%        0.00%      1.35%
Multimanager Large Cap Growth                    0.90%      0.25%     0.22%          --            1.37%       (0.02)%     1.35%
Multimanager Large Cap Value                     0.87%      0.25%     0.20%          --            1.32%        0.00%      1.32%
Multimanager Mid Cap Growth                      1.10%      0.25%     0.20%          --            1.55%        0.00%      1.55%
Multimanager Mid Cap Value                       1.09%      0.25%     0.20%          --            1.54%        0.00%      1.54%
Multimanager Small Cap Growth                    1.05%      0.25%     0.27%          --            1.57%       (0.02)%     1.55%
Multimanager Small Cap Value                     1.03%      0.25%     0.18%          --            1.46%        0.00%      1.46%
Multimanager Technology                          1.20%      0.25%     0.22%        0.01%           1.68%        0.00%      1.68%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                0.47%      0.25%     0.13%          --            0.85%          --       0.85%
EQ/AllianceBernstein Intermediate Government
  Securities                                     0.50%      0.25%     0.13%          --            0.88%          --       0.88%
EQ/AllianceBernstein International               0.71%      0.25%     0.18%          --            1.14%       (0.04)%     1.10%
EQ/AllianceBernstein Large Cap Growth            0.90%      0.25%     0.13%          --            1.28%       (0.23)%     1.05%
EQ/AllianceBernstein Quality Bond                0.50%      0.25%     0.14%          --            0.89%          --       0.89%
EQ/AllianceBernstein Small Cap Growth            0.74%      0.25%     0.13%          --            1.12%          --       1.12%
EQ/AllianceBernstein Value                       0.59%      0.25%     0.12%          --            0.96%       (0.01)%     0.95%
EQ/Ariel Appreciation II                         0.75%      0.25%     0.26%          --            1.26%       (0.11)%     1.15%
EQ/AXA Rosenberg Value Long/Short Equity         1.40%      0.25%     1.91%          --            3.56%        0.00%      3.56%
EQ/BlackRock Basic Value Equity                  0.55%      0.25%     0.13%          --            0.93%        0.00%      0.93%
EQ/BlackRock International Value                 0.81%      0.25%     0.19%          --            1.25%        0.00%      1.25%
EQ/Boston Advisors Equity Income                 0.75%      0.25%     0.14%          --            1.14%       (0.09)%     1.05%
EQ/Calvert Socially Responsible                  0.65%      0.25%     0.23%          --            1.13%       (0.08)%     1.05%
EQ/Capital Guardian Growth                       0.65%      0.25%     0.14%        0.01%           1.05%       (0.09)%     0.96%
EQ/Capital Guardian Research                     0.63%      0.25%     0.13%          --            1.01%       (0.06)%     0.95%
EQ/Caywood-Scholl High Yield Bond                0.60%      0.25%     0.16%          --            1.01%       (0.01)%     1.00%
EQ/Equity 500 Index                              0.25%      0.25%     0.13%          --            0.63%          --       0.63%
EQ/Evergreen International Bond                  0.70%      0.25%     0.17%          --            1.12%        0.00%      1.12%
EQ/Evergreen Omega                               0.65%      0.25%     0.25%          --            1.15%        0.00%      1.15%
EQ/FI Mid Cap                                    0.68%      0.25%     0.13%          --            1.06%       (0.06)%     1.00%
EQ/GAMCO Mergers and Acquisitions                0.90%      0.25%     0.19%          --            1.34%        0.00%      1.34%
EQ/GAMCO Small Company Value                     0.76%      0.25%     0.12%          --            1.13%        0.00%      1.13%
------------------------------------------------------------------------------------------------------------------------------------


                       Risk/benefit summary: Charges and expenses you will pay 9

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Total
                                                                                   Acquired      Annual                     Net
                                                                                  Fund Fees     Expenses    Fee Waiv-     Annual
                                                                                     and        (Before    ers and/or    Expenses
                                               Manage-                            Expenses      Expense      Expense      (After
                                                ment       12b-1       Other     (Underlying    Limita-    Reimburse-    Expense
 Portfolio Name                                Fees(2)   Fees(3)   Expenses(4) Portfolios)(5)  tions)(5)    ments(6)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Core PLUS                       0.60%      0.25%     0.30%         0.04%          1.19%       (0.05)%     1.14%
EQ/International Growth                          0.85%      0.25%     0.27%           --           1.37%        0.00%      1.37%
EQ/JPMorgan Core Bond                            0.43%      0.25%     0.13%           --           0.81%        0.00%      0.81%
EQ/JPMorgan Value Opportunities                  0.60%      0.25%     0.14%           --           0.99%       (0.04)%     0.95%
EQ/Large Cap Core PLUS                           0.50%      0.25%     0.25%         0.02%          1.02%       (0.05)%     0.97%
EQ/Large Cap Growth PLUS                         0.50%      0.25%     0.24%         0.02%          1.01%       (0.04)%     0.97%
EQ/Legg Mason Value Equity                       0.65%      0.25%     0.17%           --           1.07%       (0.07)%     1.00%
EQ/Long Term Bond                                0.40%      0.25%     0.13%           --           0.78%        0.00%      0.78%
EQ/Lord Abbett Growth and Income                 0.65%      0.25%     0.16%           --           1.06%       (0.06)%     1.00%
EQ/Lord Abbett Large Cap Core                    0.65%      0.25%     0.21%           --           1.11%       (0.11)%     1.00%
EQ/Lord Abbett Mid Cap Value                     0.70%      0.25%     0.15%           --           1.10%       (0.05)%     1.05%
EQ/Marsico Focus                                 0.85%      0.25%     0.13%           --           1.23%       (0.08)%     1.15%
EQ/Mid Cap Value PLUS                            0.55%      0.25%     0.24%         0.02%          1.06%       (0.04)%     1.02%
EQ/Money Market                                  0.32%      0.25%     0.13%           --           0.70%          --       0.70%
EQ/Montag & Caldwell Growth                      0.75%      0.25%     0.15%           --           1.15%        0.00%      1.15%
EQ/PIMCO Real Return                             0.55%      0.25%     0.14%           --           0.94%       (0.04)%     0.90%
EQ/Short Duration Bond                           0.43%      0.25%     0.15%           --           0.83%        0.00%      0.83%
EQ/Small Company Index                           0.25%      0.25%     0.14%           --           0.64%        0.00%      0.64%
EQ/T. Rowe Price Growth Stock                    0.79%      0.25%     0.14%           --           1.18%       (0.03)%     1.15%
EQ/UBS Growth and Income                         0.75%      0.25%     0.16%           --           1.16%       (0.11)%     1.05%
EQ/Van Kampen Comstock                           0.65%      0.25%     0.15%           --           1.05%       (0.05)%     1.00%
EQ/Van Kampen Emerging Markets Equity            1.11%      0.25%     0.28%           --           1.64%        0.00%      1.64%
EQ/Van Kampen Mid Cap Growth                     0.70%      0.25%     0.15%           --           1.10%       (0.05)%     1.05%
EQ/Van Kampen Real Estate                        0.90%      0.25%     0.21%           --           1.36%       (0.10)%     1.26%
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.


(2) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's Shareholders. See footnote (6) for any expense limitation agreement information.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policy.


(4) Other expenses shown are those incurred in 2007. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreement information.



(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. The amounts shown in this column for Portfolios of AXA Premier VIP Trust and EQ Advisors Trust result from expense limitation agreements that the investment manager, AXA Equitable Life Insurance Company ("AXA Equitable"), has entered into with respect to those Portfolios, and are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



     ---------------------------------------------
     Portfolio Name
     ---------------------------------------------
     Multimanager Aggressive Equity          0.97%
     ---------------------------------------------
     Multimanager Health Care                1.67%
     ---------------------------------------------
     Multimanager Large Cap Core Equity      1.34%
     ---------------------------------------------
     Multimanager Large Cap Growth           1.29%
     ---------------------------------------------
     Multimanager Large Cap Value            1.26%
     ---------------------------------------------
     Multimanager Mid Cap Growth             1.52%
     ---------------------------------------------
     Multimanager Mid Cap Value              1.53%
     ---------------------------------------------
     Multimanager Small Cap Growth           1.35%
     ---------------------------------------------
     Multimanager Small Cap Value            1.45%
     ---------------------------------------------
     Multimanager Technology                 1.67%
     ---------------------------------------------
     EQ/AllianceBernstein Common Stock       0.84%
     ---------------------------------------------
     EQ/AllianceBernstein Large Cap Growth   1.03%
     ---------------------------------------------
     EQ/AllianceBernstein Small Cap Growth   1.11%
     ---------------------------------------------
     EQ/AllianceBernstein Value              0.87%
     ---------------------------------------------


10 Risk/benefit summary: Charges and expenses you will pay

     -----------------------------------------
     Portfolio Name
     -----------------------------------------
     EQ/Ariel Appreciation II            1.09%
     -----------------------------------------
     EQ/BlackRock Basic Value Equity     0.92%
     -----------------------------------------
     EQ/Evergreen Omega                  1.12%
     -----------------------------------------
     EQ/GAMCO Mergers and Acquisitions   1.33%
     -----------------------------------------
     EQ/GAMCO Small Company Value        1.10%
     -----------------------------------------
     EQ/International Core PLUS          1.05%
     -----------------------------------------
     EQ/Large Cap Core PLUS              0.83%
     -----------------------------------------
     EQ/Large Cap Growth PLUS            0.82%
     -----------------------------------------
     EQ/Legg Mason Value Equity          0.97%
     -----------------------------------------
     EQ/Lord Abbett Growth and Income    0.98%
     -----------------------------------------
     EQ/Lord Abbett Large Cap Core       0.99%
     -----------------------------------------
     EQ/Lord Abbett Mid Cap Value        1.04%
     -----------------------------------------
     EQ/Mid Cap Value PLUS               0.81%
     -----------------------------------------
     EQ/Montag & Caldwell Growth         1.13%
     -----------------------------------------
     EQ/T. Rowe Price Growth Stock       0.87%
     -----------------------------------------
     EQ/UBS Growth and Income            1.04%
     -----------------------------------------
     EQ/Van Kampen Comstock              0.99%
     -----------------------------------------
     EQ/Van Kampen Mid Cap Growth        1.04%
     -----------------------------------------


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.


                      Risk/benefit summary: Charges and expenses you will pay 11

3. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------


We are MONY Life Insurance Company of America ("MONY America"), an Arizona stock life insurance corporation organized in 1969. MONY America is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of MONY America, and under its other arrangements with MONY America and its parent, AXA exercises significant influence over the operations and capital structure of MONY America and its parent. AXA holds its interest in MONY America through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. MONY America is obligated to pay all amounts that are promised to be paid under the policies. No company other than MONY America, however, has any legal responsibility to pay amounts that MONY America owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. MONY America is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico. Our main administrative office is located at 1290 Avenue of the Americas, New York, NY 10104.


On July 8, 2004, AXA Financial, Inc. acquired The MONY Group Inc., which was, prior to that date, the parent company of MONY America. The process of integrating the business operations of MONY America with those of AXA Financial was completed in 2005.


HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.


--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
MONY America -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
MONY America -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.

--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com


--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------


1-704-540-9714


--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------



You may register for online account access at www.AXA-Equitable.com. Our Website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.


REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2)  request for our asset rebalancing service; and

(3)  designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  transfers among investment options;

(c)  changes in allocation percentages for premiums and deductions; and

(d)  electing the paid up death benefit guarantee.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through AXA-Equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


12  Who is MONY Life Insurance Company of America?

emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR MONY AMERICA VARIABLE ACCOUNT L


Each variable investment option is a part (or "subaccount") of our MONY America Variable Account L. We established MONY America Variable Account L under Arizona Insurance Law on February 15, 1985. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in MONY America Variable Account L and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against MONY America Variable Account L reflect its own investment experience and not the investment experience of MONY America's other assets.


MONY America Variable Account L is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise MONY America or MONY America Variable Account L. Although MONY America Variable Account L is registered, the SEC does not monitor the activity of MONY America Variable Account L on a daily basis. MONY America is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of MONY America Variable Account L available under Incentive Life(SM) Legacy invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. MONY America Variable Account L immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to MONY America variable accounts in connection with MONY America's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with MONY America. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable, an affiliate of MONY America. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES


VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our MONY America Variable Account L (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in MONY America Variable Account L in the same proportion as the instructions we receive from holders of Incentive Life(SM) Legacy and other policies that MONY America Variable Account L supports.


                              Who is MONY Life Insurance Company of America?  13

4. About the Portfolios of the Trusts


--------------------------------------------------------------------------------


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.



PORTFOLIOS OF THE TRUSTS



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital      o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.                              o Invesco Aim Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current        o Pacific Investment Management Company
                              income and capital appreciation.                            LLC
                                                                                        o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY                                                                                 o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


14 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                 Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 CORE EQUITY                                                                          o Janus Capital Management LLC
                                                                                      o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o RCM Capital Management LLC
 GROWTH                                                                               o TCW Investment Management Company
                                                                                      o T. Rowe Price Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                           o AllianceBernstein L.P.
 VALUE                                                                                o Institutional Capital LLC
                                                                                      o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.                           o AllianceBernstein L.P.
 GROWTH                                                                               o Franklin Advisers, Inc.
                                                                                      o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Long-term growth of capital.                           o AXA Rosenberg Investment Management LLC
                                                                                      o TCW Investment Management Company
                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Eagle Asset Management, Inc.
 GROWTH                                                                               o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.                           o Franklin Advisory Services, LLC
 VALUE                                                                                o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Long-term growth of capital.                           o Firsthand Capital Management, Inc.
                                                                                      o RCM Capital Management LLC
                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                             applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 MON STOCK
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 MEDIATE GOVERNMENT            relative stability of principal.
 SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with   o AllianceBernstein L.P.
 BOND                          moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.          o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.                 o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II       Seeks to achieve long-term capital appreciation.       o Ariel Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 15

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE       Seeks to increase value through bull markets and bear      o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY           markets using strategies that are designed to limit expo-
                             sure to general equity market risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management, LLC
 EQUITY                      income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of    o BlackRock Investment Management
 VALUE                       income, accompanied by growth of capital.                    International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks to achieve a combination of growth and income to     o Boston Advisors, LLC
 INCOME                      achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.           o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                            o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH       Seeks to maximize current income.                          o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL   Seeks to achieve capital growth and current income.        o Evergreen Investment Management
 BOND                                                                                     Company, LLC
                                                                                        o First International Advisors, LLC (dba
                                                                                          "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           Seeks to achieve long-term capital growth.                 o Evergreen Investment Management
                                                                                          Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                Seeks to achieve long-term growth of capital.              o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.                     o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.                    o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                        o Mellon Capital Management Corporation
                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.                     o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND        Seeks to provide a high total return consistent with mod-  o JPMorgan Investment Management Inc.
                             erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.           o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                             ondary objective to seek reasonable current income. For    o Institutional Capital LLC
                             purposes of this Portfolio, the words "reasonable current  o Mellon Capital Management Corporation income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------


16 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                       Investment Manager (or Sub-Adviser(s), as
Portfolio Name               Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth.               o AXA Equitable
                                                                                        o Marsico Capital Management, LLC
                                                                                        o Mellon Capital Management Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.            o Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation        o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of      o Lord, Abbett & Co. LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of      o Lord, Abbett & Co. LLC
 CORE                          income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                   o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation          o AXA Equitable
                                                                                        o Mellon Capital Management Corporation
                                                                                        o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve o The Dreyfus Corporation its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                   o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with     o Pacific Investment Management Company,
                               preservation of real capital and prudent investment        LLC
                               management.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced volatility  o BlackRock Financial Management, Inc.
                               of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the    o AllianceBernstein L.P.
                               deduction of Portfolio expenses) the total return of the
                               Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term capital appreciation and      o T. Rowe Price Associates, Inc.
 STOCK                         secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       Seeks to achieve total return through capital            o UBS Global Asset Management
                               appreciation with income as a secondary consideration.     (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Seeks to achieve capital growth and income.              o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks to achieve long-term capital appreciation.         o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Seeks to achieve capital growth.                         o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      Seeks to provide above average current income and long-  o Morgan Stanley Investment Management Inc.
                               term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing.


                                           About the Portfolios of the Trusts 17

5.  Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE
As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

18  Determining your policy's value

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed investment option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greatest of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our AXA-Equitable.com Website and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.


ONLINE TRANSFERS. You can make transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by logging onto our Website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.


For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our Website, you should send a written transfer request to our Administrative Office.


TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time. You may not


                        Transferring your money among our investment options 19 simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. This service is not available while the extended no lapse guarantee rider is in effect.


20  Transferring your money among our investment options

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY


You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services(SM) Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.


--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o   you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o   we do not count the collateral when we compute our customer loyalty credit;
    and

o   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life(SM) Legacy policies in 2006, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.


                                                        Accessing your money  21

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.


PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services(SM) Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).


When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


If you are to receive monthly benefit payments under the Long Term Care Services(SM) Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.


If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.


LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

o The net policy account value is not sufficient to cover the monthly deductions then due;

o The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

o   You have selected Death Benefit Option A;


o You have not received a payment under either the living benefits rider or the Long Term Care Services(SM) Rider;


o   The policy is not in a grace period; and

o No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

o We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

o Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

o Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

o   No additional loans or partial withdrawals may be requested.

o   No changes in face amount or death benefit option may be requested.

o No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.



o All additional benefit riders and endorsements will terminate, including the Long Term Care Services(SM) Rider.


o   The paid up death benefit guarantee if applicable, may not be elected.

o   The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a) The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b) The outstanding loan and accrued loan interest, plus $10,000; or

(c) The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.


22  Accessing your money

MAKING WITHDRAWALS FROM YOUR POLICY


You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services(SM) Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services(SM) Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.


--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services(SM) Rider (see "Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.


Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services(SM) Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long Term Care Services(SM) Rider. Long Term Care Services(SM) Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)


When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your


                                                        Accessing your money  23
policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

24  Accessing your money

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life(SM) Legacy policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis


                                                             Tax information  25
generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by MONY America (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES(SM) Rider UNDER A POLICY WITH THE APPLICABLE RIDER


LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.


LONG TERM CARE SERVICES(SM) Rider. Benefits received under the Long Term Care Services(SM) Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long Term Care Services(SM) Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long Term Care Services(SM) Rider are generally not considered deductible for income tax purposes. The Long Term Care Services(SM) Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long Term Care Services(SM) Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.


UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance


26  Tax information
policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.



LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. Special rules apply to insurance company owners of policies which may be more restrictive.



REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $2 million in 2006 through 2008 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $12,000 for 2008 (this amount is indexed annually for inflation) or less per year for each recipient.


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individu-


                                                             Tax information  27
als, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our MONY America Variable Account L are reported in our federal income tax return. MONY America Variable Account L's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to MONY America Variable Account L for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to MONY America Variable Account L, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored sav-



28  Tax information
ings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.


State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.



OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of MONY America Variable Account L, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of MONY America Variable Account L.


                                                             Tax information  29

9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 4% annually less any partial withdrawals accumulated at 4% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 4% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

o   the insured's attained age is not more than 99;

o you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

o we are not waiving monthly charges under the terms of a disability waiver rider;


o you have not received any payment under a living benefits rider or under the Long Term Care Services(SM) Rider;


o the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

o the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

o the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

o   the election would not reduce the face amount (see below) below $100,000;

o no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

o You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).


The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, including the Long Term Care Services(SM) Rider. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.


POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation


30 More information about policy features and benefits under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

o   premium payments

o   partial withdrawals

o   changes to the policy's face amount or death benefit option

o any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.


OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

o   extended no lapse guarantee - Described below.


o   Long Term Care Services(SM) Rider - Described below.


o disability deduction waiver - This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all MONY America and affiliates' policies in-force and applied for.

o option to purchase additional insurance - This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all MONY America and affiliates' policies in-force and applied for.

o children's term insurance - This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all MONY America and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:

o substitution of insured person rider - (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

o living benefits rider - (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

o paid up death benefit guarantee - (see "Paid up death benefit guarantee" earlier in this section).


                         More information about policy features and benefits  31

o loan extension endorsement - (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

MONY America or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.


EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 20 years from the register date, and the maximum period is to the policy anniversary nearest to the insured's 100th birthday. Issue ages are 0-70. If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the AXA Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.


This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

o   The rider has not terminated;

o The guarantee premium test for no lapse guarantees has been satisfied (see "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

o The death benefit option under the policy has been Option A since it was issued; and

o Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured, the face amount of the policy and the guarantee period you select. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

At issue and while the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

o PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

o TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

o PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

o RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

    -  the date your policy ends without value at the end of a grace period;

    -  the date you surrender your policy;

    - the expiration date of the extended no lapse guarantee period shown in your policy;

    - the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

    - the effective date of the election of the paid up death benefit guarantee;

    - the date that a new insured person is substituted for the origi nal insured person;

    -  the date the policy goes on loan extension; or


32  More information about policy features and benefits

    - the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.


This rider cannot be reinstated once it has been terminated.


LONG TERM CARE SERVICES(SM) Rider(1). In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.(2) Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.


An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.


If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care Services(SM) Rider are being paid we will waive the monthly charge for the Long Term Care Services(SM) Rider.


We will pay up to the long-term care specified amount for qualified long term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.

The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. The maximum monthly benefit payment amount that you can purchase from MONY America and its affiliates is limited to $50,000 per month, per insured person. Affiliates include AXA Equitable Life Insurance Company, AXA Life and Annuity Company, MONY Life Insurance Company, and U.S. Financial Life Insurance. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

   1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

   2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.


o ELIMINATION PERIOD. The Long Term Care Services(SM) Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of


----------------------

(1) In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illiness Rider.

(2) For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.


                         More information about policy features and benefits  33

24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.


o PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long Term Care Services(SM) Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:


    1. the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

    2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

    3. the date when you request that we terminate benefit payments under this rider;

    4. the date the accumulated benefit lien amount equals the current long term care specified amount;

    5. the date that you surrender the policy;

    6. the date we make a payment under the living benefits rider (for terminal illness); or

    7. the date of death of the insured person.

During a period of coverage:

    1. Partial withdrawals, face amount decreases and premium payments are not permitted.

    2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

    3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

    4. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

    1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

    2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

    3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

    4. The maximum monthly benefit will not be reduced.

    5. The actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse is in effect will also be reduced pro rata to the reduction in the policy face amount.

    6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

    7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

o RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

    1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

    2. upon termination or surrender of the policy;

    3. the date of the insured person's death;

    4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

    5. the effective date of the election of the paid up death benefit guarantee;

    6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

    7. the date the policy goes on loan extension; or

    8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

o EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified


34 More information about policy features and benefits amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.


For tax information concerning the Long Term Care Services(SM) Rider, see "Tax information" earlier in this prospectus.



CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 20 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.05% beginning in the policy's 21st year. This credit is not guaranteed, however. Because Incentive Life(SM) Legacy was first offered in 2006, no customer loyalty credit has yet been made to an Incentive Life(SM) Legacy policy.


VARIATIONS AMONG INCENTIVE LIFE(SM) LEGACY POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

MONY America also may vary or waive the charges (including surrender charges) and other terms of Incentive Life(SM) Legacy where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy. We will make such variations only in accordance with uniform rules that we establish.

MONY America or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "MONY Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the MONY Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the MONY Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by mailing it to our Administrative Office with a written request to cancel within 10 days after you receive it (or such longer period as required under state law). Your cancellation request must be postmarked within 10 days of receipt and your coverage will terminate as of the date of the postmark.

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the date the policy was returned, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.

Your policy will set forth the length of your "free look" period.


In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.



                         More information about policy features and benefits  35

10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

o PREMIUM CHARGE. We deduct an amount not to exceed 12% from each premium payment you send us. We currently deduct 12% from each premium payment during the first five policy years, and 2% from each premium payment in subsequent policy years. If the extended no lapse guarantee is in effect, we currently deduct 12% from each premium payment during the first ten policy years, and 2% from each premium payment in subsequent policy years. A similar charge applies to premiums attributed to requested face amount increases. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 12%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


36  More information about certain policy charges

o ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) Legacy policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) Legacy policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).


For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Other information" under "Possibility of future tax changes and other tax information" in "Tax information" earlier in this prospectus.


The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the


                               More information about certain policy charges  37
maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 1.75% during the first ten policy years, and at an annual rate of 0.25% in policy years 11 through 20, with no charge in policy year 21 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.75%, 0.50% and 0.50%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $10 at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

o CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

o DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

o OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

o EXTENDED NO LAPSE GUARANTEE. If you choose this rider with coverage to age 100, we deduct between $0.02 and $0.08 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect.


o LONG TERM CARE SERVICES(SM) Rider. If you choose this rider on a guaranteed basis, we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider are lower than the maximum monthly charges.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o   Management fees ranging from 0.10% to 1.40%.


o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


38  More information about certain policy charges

11. More information about procedures that apply to your policy

--------------------------------------------------------------------------------

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o   changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of owner


o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o   loans

o   transfers among variable investment options

o   assignments

o   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   changes in face amount

o   election of paid up death benefit guarantee

o   changes in death benefit option

o   changes of insured person

o   restoration of terminated policies

o   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


                 More information about procedures that apply to your policy  39

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the guaranteed interest option.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Before this date, your initial premium will be held in a non-interest bearing account. Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "MONY Life Insurance Company of America."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to MONY Life Insurance Company of America, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than MONY Life Insurance Company of America and endorsed over to MONY Life Insurance Company of America only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON


After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteris-


40 More information about procedures that apply to your policy tics. In addition, any no lapse guarantee and Long Term Care Services(SM) Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life(SM) Legacy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life(SM) Legacy policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life(SM) Legacy policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.



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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life(SM) Legacy policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

The general account has not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR POLICY ACCOUNT VALUE


TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.


Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us policy owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially dis-



42 More information about other matters ruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a policy owner is identified as having engaged in a potentially disruptive transfer under the policy for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.


Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



TELEPHONE AND INTERNET REQUESTS


If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through AXA-Equitable.com if you are the individual owner:

o   changes of premium allocation percentages


o   changes of address

o   request forms and statements


o to request a policy loan (loan requests cannot be made online by corporate policyholders)

o   enroll in electronic delivery of policy statements through AXA-Equitable.com


o   to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll in AXA-Equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our AXA-Equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our Website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through AXA-Equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to AXA-Equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.


                                        More information about other matters  43

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or MONY America Variable Account L operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life(SM) Legacy from one investment option and put them into another;

o end the registration of, or re-register, MONY America Variable Account L under the Investment Company Act of 1940;

o operate MONY America Variable Account L under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect MONY America Variable Account L;

o operate MONY America Variable Account L, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge MONY America Variable Account L an advisory fee. We may make any legal investments we wish for MONY America Variable Account L. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of MONY America, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers


44 More information about other matters and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other MONY America life and annuity products.


The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

MONY America pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from MONY America to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with MONY America.


Premium-based compensation paid by MONY America to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by MONY America to AXA Distributors will generally not exceed 125% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation of 0.15% in policy years 6-10 and 0.05% in policy years 11 and later will also be paid.


The premium-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The premium-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of MONY America and/or Incentive Life(SM) Legacy on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of MONY America products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of MONY America products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.


In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although MONY America takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by MONY America to the Distributors will not result in any separate charge to you under your


                                        More information about other matters  45
policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



LEGAL PROCEEDINGS

MONY America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in MONY America Variable Account L, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account L, our ability to meet our obligations under the policies, or the distribution of the policies.


46  More information about other matters


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13. Financial statements of MONY America Variable Account L and MONY America


--------------------------------------------------------------------------------

The financial statements of MONY America Variable Account L as well as the financial statements of MONY America, are in the Statement of Additional Information ("SAI").

The financial statements of MONY America have relevance for the policies only to the extent that they bear upon the ability of MONY America to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

    Financial statements of MONY America Variable Account L and MONY America  47


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14.  Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2007 (or expected to be incurred in 2008, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2007). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Currently, we do not charge you for an in-force policy illustration. However, we reserve the right to charge up to $25 for each illustration requested. Appendix I to the prospectus contains an arithmetic hypothetical illustration.


48  Personalized illustrations

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A or death benefit option B. The first two tables illustrate the policy if it is issued with the extended no lapse guarantee rider with death benefit option A (the only death benefit option available if this rider is elected). The tables assume annual planned periodic premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old preferred risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the policy account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. MONY America is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios that are available as investment options for each table (as described below), the corresponding net annual rates of return would be (1.34)%, 4.58% and 10.50% if the policy is issued with the extended no lapse guarantee rider. For policies issued without the rider, the corresponding net annual rates of return would be (1.19)%, 4.74% and 10.67%. These net annual rates of return do not reflect the mortality and expense risk charge, or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options if the policy is issued without the extended no lapse guarantee rider. The tables provided for the policy issued with the extended no lapse guarantee rider only illustrate death benefit option A. The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by MONY America in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including MONY America's currently planned reductions after the 10th and 20th policy years). Because Incentive Life(SM) Legacy was first offered in 2006, this reduction has not yet taken effect under any Incentive Life(SM) Legacy policies. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits (other than the extended no lapse guarantee rider, if applicable) have been elected, (ii) no loans or withdrawals are made,
(iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.


With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10% for a policy if it is issued with the extended no lapse guarantee rider (0.67% if issued without the rider) and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 1.24% for a policy if it is issued with the extended no lapse guarantee rider (0.52% if issued without the rider). These rates are the arithmetic average for all Portfolios that are available as investment options for each table. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options that are available. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.


                                      Appendix I: Hypothetical illustrations I-1

INCENTIVE LIFE LEGACY WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100 $450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST



                                    Death Benefit                      Account Value                 Net Cash Surrender Value
                         ----------------------------------- ---------------------------------- -----------------------------------
             Premiums        Assuming Hypothetical Gross        Assuming Hypothetical Gross         Assuming Hypothetical Gross
 End Of    Accumulated      Annual Investment Return of:       Annual Investment Return of:        Annual Investment Return of:
 Policy   At 5% Interest ----------------------------------- ---------------------------------- -----------------------------------
  Year       Per Year     0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross
-------- --------------- ---------- ---------- -------------  --------- ---------- ------------- ---------- ---------- -------------
     1      $    2,835    $450,000   $450,000   $   450,000   $ 1,700    $  1,818   $     1,938   $     0    $      0   $         0
     2      $    5,812    $450,000   $450,000   $   450,000   $ 3,405    $  3,747   $     4,103   $     0    $      0   $         0
     3      $    8,937    $450,000   $450,000   $   450,000   $ 4,989    $  5,657   $     6,381   $     0    $      0   $         0
     4      $   12,219    $450,000   $450,000   $   450,000   $ 6,460    $  7,555   $     8,788   $     0    $    177   $     1,410
     5      $   15,665    $450,000   $450,000   $   450,000   $ 7,832    $  9,448   $    11,344   $   999    $  2,615   $     4,511
     6      $   19,283    $450,000   $450,000   $   450,000   $ 9,141    $ 11,374   $    14,099   $ 2,875    $  5,108   $     7,833
     7      $   23,083    $450,000   $450,000   $   450,000   $10,403    $ 13,347   $    17,085   $ 4,727    $  7,670   $    11,408
     8      $   27,072    $450,000   $450,000   $   450,000   $11,629    $ 15,376   $    20,331   $ 6,565    $ 10,312   $    15,267
     9      $   31,260    $450,000   $450,000   $   450,000   $12,818    $ 17,464   $    23,859   $ 8,392    $ 13,038   $    19,434
    10      $   35,658    $450,000   $450,000   $   450,000   $13,972    $ 19,612   $    27,695   $10,210    $ 15,850   $    23,934
    15      $   61,175    $450,000   $450,000   $   450,000   $21,835    $ 35,060   $    58,158   $21,835    $ 35,060   $    58,158
    20      $   93,742    $450,000   $450,000   $   450,000   $28,391    $ 53,470   $   107,225   $28,391    $ 53,470   $   107,225
    25      $  135,306    $450,000   $450,000   $   450,000   $32,016    $ 74,421   $   187,705   $32,016    $ 74,421   $   187,705
    30      $  188,354    $450,000   $450,000   $   450,000   $30,772    $ 96,317   $   319,438   $30,772    $ 96,317   $   319,438
    35      $  256,058    $450,000   $450,000   $   625,566   $23,247    $118,623   $   539,281   $23,247    $118,623   $   539,281
    40      $  342,467    $450,000   $450,000   $   963,601   $ 4,944    $138,564   $   900,562   $ 4,944    $138,564   $   900,562
    45      $  452,750    $450,000   $450,000   $ 1,569,961   $     0    $149,400   $ 1,495,201   $     0    $149,400   $ 1,495,201
    50      $  593,502    $450,000   $450,000   $ 2,584,915   $     0    $135,659   $ 2,461,824   $     0    $135,659   $ 2,461,824
    55      $  773,140    $450,000   $450,000   $ 4,217,960   $     0    $ 60,642   $ 4,017,105   $     0    $ 60,642   $ 4,017,105
    60      $1,002,410    $450,000   $450,000   $ 6,620,544   $     0    $      0   $ 6,554,994   $     0    $      0   $ 6,554,994
    65      $1,295,022    $450,000   $450,000   $10,869,380   $     0    $      0   $10,761,762   $     0    $      0   $10,761,762


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-2 Appendix I: Hypothetical illustrations

INCENTIVE LIFE LEGACY WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100 $450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST





                                    Death Benefit                       Account Value                 Net Cash Surrender Value
                         ----------------------------------- ----------------------------------- -----------------------------------
             Premiums        Assuming Hypothetical Gross         Assuming Hypothetical Gross         Assuming Hypothetical Gross
 End Of    Accumulated      Annual Investment Return of:        Annual Investment Return of:        Annual Investment Return of:
 Policy   At 5% Interest ----------------------------------- ----------------------------------- -----------------------------------
  Year       Per Year     0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross
-------- --------------- ---------- ---------- ------------- ---------- ---------- ------------- ---------- ---------- -------------
     1      $    2,835    $450,000   $450,000   $  450,000    $ 1,435    $ 1,546    $    1,656    $     0    $     0    $        0
     2      $    5,812    $450,000   $450,000   $  450,000    $ 2,861    $ 3,169    $    3,492    $     0    $     0    $        0
     3      $    8,937    $450,000   $450,000   $  450,000    $ 4,222    $ 4,817    $    5,464    $     0    $     0    $        0
     4      $   12,219    $450,000   $450,000   $  450,000    $ 5,505    $ 6,472    $    7,566    $     0    $     0    $      188
     5      $   15,665    $450,000   $450,000   $  450,000    $ 6,715    $ 8,139    $    9,814    $     0    $ 1,307    $    2,982
     6      $   19,283    $450,000   $450,000   $  450,000    $ 7,850    $ 9,815    $   12,218    $ 1,584    $ 3,549    $    5,952
     7      $   23,083    $450,000   $450,000   $  450,000    $ 8,901    $11,486    $   14,777    $ 3,224    $ 5,809    $    9,100
     8      $   27,072    $450,000   $450,000   $  450,000    $ 9,856    $13,139    $   17,492    $ 4,792    $ 8,075    $   12,429
     9      $   31,260    $450,000   $450,000   $  450,000    $10,710    $14,766    $   20,369    $ 6,284    $10,340    $   15,943
    10      $   35,658    $450,000   $450,000   $  450,000    $11,454    $16,353    $   23,409    $ 7,692    $12,591    $   19,648
    15      $   61,175    $450,000   $450,000   $  450,000    $14,382    $25,047    $   44,177    $14,382    $25,047    $   44,177
    20      $   93,742    $450,000   $450,000   $  450,000    $14,398    $32,835    $   74,864    $14,398    $32,835    $   74,864
    25      $  135,306    $450,000   $450,000   $  450,000    $ 8,509    $36,107    $  118,871    $ 8,509    $36,107    $  118,871
    30      $  188,354    $450,000   $450,000   $  450,000    $     0    $29,776    $  183,405    $     0    $29,776    $  183,405
    35      $  256,058    $450,000   $450,000   $  450,000    $     0    $ 3,319    $  282,200    $     0    $ 3,319    $  282,200
    40      $  342,467    $450,000   $450,000   $  480,793    $     0    $     0    $  449,339    $     0    $     0    $  449,339
    45      $  452,750    $450,000   $450,000   $  762,849    $     0    $     0    $  726,523    $     0    $     0    $  726,523
    50      $  593,502    $450,000   $450,000   $1,213,194    $     0    $     0    $1,155,423    $     0    $     0    $1,155,423
    55      $  773,140    $450,000   $450,000   $1,891,226    $     0    $     0    $1,801,167    $     0    $     0    $1,801,167
    60      $1,002,410    $450,000   $450,000   $2,838,252    $     0    $     0    $2,810,151    $     0    $     0    $2,810,151
    65      $1,295,022    $450,000   $450,000   $4,493,755    $     0    $     0    $4,449,262    $     0    $     0    $4,449,262


----------
** The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-3

INCENTIVE LIFE LEGACY
$450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST



                                       Death Benefit                            Account Value
                         ----------------------------------------- ----------------------------------------
             Premiums           Assuming Hypothetical Gross              Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:              Annual Investment Return of:
 Policy   At 5% Interest ----------------------------------------- ----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- ------------- ------------ ------------- -------------
     1      $    2,835     $ 450,000     $ 450,000    $   450,000    $  1,855     $   1,979    $     2,103
     2      $    5,812     $ 450,000     $ 450,000    $   450,000    $  3,713     $   4,075    $     4,451
     3      $    8,937     $ 450,000     $ 450,000    $   450,000    $  5,449     $   6,161    $     6,933
     4      $   12,219     $ 450,000     $ 450,000    $   450,000    $  7,070     $   8,243    $     9,564
     5      $   15,665     $ 450,000     $ 450,000    $   450,000    $  8,589     $  10,330    $    12,368
     6      $   19,283     $ 450,000     $ 450,000    $   450,000    $ 10,306     $  12,736    $    15,693
     7      $   23,083     $ 450,000     $ 450,000    $   450,000    $ 11,967     $  15,206    $    19,303
     8      $   27,072     $ 450,000     $ 450,000    $   450,000    $ 13,581     $  17,751    $    23,234
     9      $   31,260     $ 450,000     $ 450,000    $   450,000    $ 15,151     $  20,374    $    27,513
    10      $   35,658     $ 450,000     $ 450,000    $   450,000    $ 16,676     $  23,076    $    32,172
    15      $   61,175     $ 450,000     $ 450,000    $   450,000    $ 25,254     $  40,507    $    66,964
    20      $   93,742     $ 450,000     $ 450,000    $   450,000    $ 32,539     $  61,558    $   123,579
    25      $  135,306     $ 450,000     $ 450,000    $   450,000    $ 36,986     $  86,236    $   217,786
    30      $  188,354     $ 450,000     $ 450,000    $   456,695    $ 36,598     $ 113,282    $   374,340
    35      $  256,058     $ 450,000     $ 450,000    $   737,409    $ 29,967     $ 142,819    $   635,697
    40      $  342,467     $ 450,000     $ 450,000    $ 1,142,554    $ 12,633     $ 173,325    $ 1,067,807
    45      $  452,750             **    $ 450,000    $ 1,873,714           **    $ 200,825    $ 1,784,490
    50      $  593,502             **    $ 450,000    $ 3,106,547           **    $ 216,874    $ 2,958,616
    55      $  773,140             **    $ 450,000    $ 5,105,823           **    $ 204,267    $ 4,862,689
    60      $1,002,410             **    $ 450,000    $ 8,073,493           **    $ 111,876    $ 7,993,557
    65      $1,295,022             **            **   $13,354,413           **            **   $13,222,191

                  Net Cash Surrender Value
          ----------------------------------------
                Assuming Hypothetical Gross
                Annual Investment Return of:
 End Of   ----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross
--------  ------------ ------------- -------------
     1      $      0     $       0    $         0
     2      $      0     $       0    $         0
     3      $      0     $       0    $         0
     4      $      0     $     866    $     2,186
     5      $  1,756     $   3,497    $     5,536
     6      $  4,040     $   6,470    $     9,427
     7      $  6,290     $   9,529    $    13,626
     8      $  8,518     $  12,688    $    18,170
     9      $ 10,725     $  15,948    $    23,087
    10      $ 12,915     $  19,315    $    28,410
    15      $ 25,254     $  40,507    $    66,964
    20      $ 32,539     $  61,558    $   123,579
    25      $ 36,986     $  86,236    $   217,786
    30      $ 36,598     $ 113,282    $   374,340
    35      $ 29,967     $ 142,819    $   635,697
    40      $ 12,633     $ 173,325    $ 1,067,807
    45             **    $ 200,825    $ 1,784,490
    50             **    $ 216,874    $ 2,958,616
    55             **    $ 204,267    $ 4,862,689
    60             **    $ 111,876    $ 7,993,557
    65             **            **   $13,222,191


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-4 Appendix I: Hypothetical illustrations

INCENTIVE LIFE LEGACY
$450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit                             Account Value
                         -----------------------------------------  ---------------------------------------
             Premiums           Assuming Hypothetical Gross               Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:              Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------  ---------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------  ------------ ------------ -------------
     1      $    2,835     $ 450,000     $ 450,000    $  450,000      $  1,590     $  1,706    $    1,822
     2      $    5,812     $ 450,000     $ 450,000    $  450,000      $  3,169     $  3,497    $    3,840
     3      $    8,937     $ 450,000     $ 450,000    $  450,000      $  4,681     $  5,320    $    6,013
     4      $   12,219     $ 450,000     $ 450,000    $  450,000      $  6,112     $  7,158    $    8,339
     5      $   15,665     $ 450,000     $ 450,000    $  450,000      $  7,468     $  9,017    $   10,834
     6      $   19,283     $ 450,000     $ 450,000    $  450,000      $  8,748     $ 10,892    $   13,509
     7      $   23,083     $ 450,000     $ 450,000    $  450,000      $  9,940     $ 12,771    $   16,369
     8      $   27,072     $ 450,000     $ 450,000    $  450,000      $ 11,035     $ 14,642    $   19,416
     9      $   31,260     $ 450,000     $ 450,000    $  450,000      $ 12,026     $ 16,497    $   22,659
    10      $   35,658     $ 450,000     $ 450,000    $  450,000      $ 12,905     $ 18,321    $   26,104
    15      $   61,175     $ 450,000     $ 450,000    $  450,000      $ 16,584     $ 28,553    $   49,939
    20      $   93,742     $ 450,000     $ 450,000    $  450,000      $ 17,327     $ 38,361    $   85,975
    25      $  135,306     $ 450,000     $ 450,000    $  450,000      $ 12,144     $ 44,324    $  139,457
    30      $  188,354             **    $ 450,000    $  450,000             **    $ 41,665    $  221,216
    35      $  256,058             **    $ 450,000    $  450,000             **    $ 20,464    $  352,858
    40      $  342,467             **            **   $  616,331             **           **   $  576,010
    45      $  452,750             **            **   $  982,372             **           **   $  935,592
    50      $  593,502             **            **   $1,571,227             **           **   $1,496,407
    55      $  773,140             **            **   $2,465,048             **           **   $2,347,665
    60      $1,002,410             **            **   $3,724,737             **           **   $3,687,859
    65      $1,295,022             **            **   $5,939,446             **           **   $5,880,640

                 Net Cash Surrender Value
          ---------------------------------------
                Assuming Hypothetical Gross
               Annual Investment Return of:
 End Of   ---------------------------------------
 Policy
  Year      0% Gross     6% Gross     12% Gross
--------  ------------ ------------ -------------
     1      $      0     $      0    $        0
     2      $      0     $      0    $        0
     3      $      0     $      0    $        0
     4      $      0     $      0    $      961
     5      $    635     $  2,184    $    4,001
     6      $  2,481     $  4,625    $    7,243
     7      $  4,263     $  7,094    $   10,692
     8      $  5,971     $  9,579    $   14,353
     9      $  7,601     $ 12,071    $   18,234
    10      $  9,144     $ 14,560    $   22,343
    15      $ 16,584     $ 28,553    $   49,939
    20      $ 17,327     $ 38,361    $   85,975
    25      $ 12,144     $ 44,324    $  139,457
    30             **    $ 41,665    $  221,216
    35             **    $ 20,464    $  352,858
    40             **           **   $  576,010
    45             **           **   $  935,592
    50             **           **   $1,496,407
    55             **           **   $2,347,665
    60             **           **   $3,687,859
    65             **           **   $5,880,640


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-5

INCENTIVE LIFE LEGACY
$450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit                             Account Value
                         -----------------------------------------  ----------------------------------------
             Premiums           Assuming Hypothetical Gross               Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:               Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------  ----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------  ------------ ------------- ------------
     1      $    2,835     $ 451,854     $ 451,978    $   452,102     $  1,854     $   1,978    $    2,102
     2      $    5,812     $ 453,710     $ 454,071    $   454,447     $  3,710     $   4,071    $    4,447
     3      $    8,937     $ 455,441     $ 456,152    $   456,922     $  5,441     $   6,152    $    6,922
     4      $   12,219     $ 457,055     $ 458,226    $   459,544     $  7,055     $   8,226    $    9,544
     5      $   15,665     $ 458,565     $ 460,301    $   462,333     $  8,565     $  10,301    $   12,333
     6      $   19,283     $ 460,272     $ 462,691    $   465,636     $ 10,272     $  12,691    $   15,636
     7      $   23,083     $ 461,919     $ 465,142    $   469,219     $ 11,919     $  15,142    $   19,219
     8      $   27,072     $ 463,519     $ 467,665    $   473,115     $ 13,519     $  17,665    $   23,115
     9      $   31,260     $ 465,072     $ 470,262    $   477,352     $ 15,072     $  20,262    $   27,352
    10      $   35,658     $ 466,581     $ 472,934    $   481,960     $ 16,581     $  22,934    $   31,960
    15      $   61,175     $ 475,043     $ 490,123    $   516,262     $ 25,043     $  40,123    $   66,262
    20      $   93,742     $ 482,119     $ 510,642    $   571,530     $ 32,119     $  60,642    $  121,530
    25      $  135,306     $ 486,059     $ 533,831    $   661,206     $ 36,059     $  83,831    $  211,206
    30      $  188,354     $ 484,737     $ 557,267    $   803,641     $ 34,737     $ 107,267    $  353,641
    35      $  256,058     $ 476,789     $ 579,188    $ 1,031,868     $ 26,789     $ 129,188    $  581,868
    40      $  342,467     $ 458,112     $ 594,104    $ 1,397,093     $  8,112     $ 144,104    $  947,093
    45      $  452,750             **    $ 590,072    $ 1,978,710            **    $ 140,072    $1,528,710
    50      $  593,502             **    $ 544,281    $ 2,900,024            **    $  94,281    $2,450,024
    55      $  773,140             **            **   $ 4,359,213            **            **   $3,909,213
    60      $1,002,410             **            **   $ 6,676,921            **            **   $6,226,921
    65      $1,295,022             **            **   $10,396,864            **            **   $9,946,864

                  Net Cash Surrender Value
          ----------------------------------------
                Assuming Hypothetical Gross
                Annual Investment Return of:
 End Of   ----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross
--------  ------------ ------------- -------------
     1      $      0     $       0    $        0
     2      $      0     $       0    $        0
     3      $      0     $       0    $        0
     4      $      0     $     849    $    2,166
     5      $  1,733     $   3,468    $    5,500
     6      $  4,005     $   6,425    $    9,370
     7      $  6,242     $   9,466    $   13,542
     8      $  8,456     $  12,602    $   18,052
     9      $ 10,647     $  15,836    $   22,927
    10      $ 12,819     $  19,173    $   28,199
    15      $ 25,043     $  40,123    $   66,262
    20      $ 32,119     $  60,642    $  121,530
    25      $ 36,059     $  83,831    $  211,206
    30      $ 34,737     $ 107,267    $  353,641
    35      $ 26,789     $ 129,188    $  581,868
    40      $  8,112     $ 144,104    $  947,093
    45             **    $ 140,072    $1,528,710
    50             **    $  94,281    $2,450,024
    55             **            **   $3,909,213
    60             **            **   $6,226,921
    65             **            **   $9,946,864


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-6 Appendix I: Hypothetical illustrations

INCENTIVE LIFE LEGACY
$450,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,700*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit                             Account Value
                         -----------------------------------------  ---------------------------------------
             Premiums           Assuming Hypothetical Gross               Assuming Hypothetical Gross
 End Of    Accumulated         Annual Investment Return of:              Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------  ---------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------  ------------ ------------ -------------
     1      $    2,835     $ 451,588     $ 451,703     $ 451,819      $  1,588     $  1,703     $   1,819
     2      $    5,812     $ 453,162     $ 453,490     $ 453,832      $  3,162     $  3,490     $   3,832
     3      $    8,937     $ 454,669     $ 455,306     $ 455,998      $  4,669     $  5,306     $   5,998
     4      $   12,219     $ 456,092     $ 457,134     $ 458,310      $  6,092     $  7,134     $   8,310
     5      $   15,665     $ 457,438     $ 458,979     $ 460,787      $  7,438     $  8,979     $  10,787
     6      $   19,283     $ 458,705     $ 460,837     $ 463,439      $  8,705     $ 10,837     $  13,439
     7      $   23,083     $ 459,882     $ 462,693     $ 466,266      $  9,882     $ 12,693     $  16,266
     8      $   27,072     $ 460,958     $ 464,536     $ 469,269      $ 10,958     $ 14,536     $  19,269
     9      $   31,260     $ 461,928     $ 466,355     $ 472,455      $ 11,928     $ 16,355     $  22,455
    10      $   35,658     $ 462,782     $ 468,136     $ 475,826      $ 12,782     $ 18,136     $  25,826
    15      $   61,175     $ 466,257     $ 477,950     $ 498,826      $ 16,257     $ 27,950     $  48,826
    20      $   93,742     $ 466,667     $ 486,843     $ 532,450      $ 16,667     $ 36,843     $  82,450
    25      $  135,306     $ 461,002     $ 490,835     $ 578,930      $ 11,002     $ 40,835     $ 128,930
    30      $  188,354             **    $ 484,542     $ 641,400             **    $ 34,542     $ 191,400
    35      $  256,058             **    $ 458,166     $ 721,061             **    $  8,166     $ 271,061
    40      $  342,467             **            **    $ 817,656             **           **    $ 367,656
    45      $  452,750             **            **    $ 915,537             **           **    $ 465,537
    50      $  593,502             **            **    $ 967,472             **           **    $ 517,472
    55      $  773,140             **            **    $ 873,532             **           **    $ 423,532
    60      $1,002,410             **            **    $ 460,571             **           **    $  10,571
    65      $1,295,022             **            **            **            **           **            **

                 Net Cash Surrender Value
          ---------------------------------------
                Assuming Hypothetical Gross
               Annual Investment Return of:
 End Of   ---------------------------------------
 Policy
  Year      0% Gross     6% Gross     12% Gross
--------  ------------ ------------ -------------
     1      $      0     $      0     $       0
     2      $      0     $      0     $       0
     3      $      0     $      0     $       0
     4      $      0     $      0     $     933
     5      $    605     $  2,146     $   3,954
     6      $  2,439     $  4,570     $   7,172
     7      $  4,205     $  7,017     $  10,589
     8      $  5,895     $  9,473     $  14,205
     9      $  7,503     $ 11,929     $  18,030
    10      $  9,020     $ 14,374     $  22,065
    15      $ 16,257     $ 27,950     $  48,826
    20      $ 16,667     $ 36,843     $  82,450
    25      $ 11,002     $ 40,835     $ 128,930
    30             **    $ 34,542     $ 191,400
    35             **    $  8,166     $ 271,061
    40             **           **    $ 367,656
    45             **           **    $ 465,537
    50             **           **    $ 517,472
    55             **           **    $ 423,532
    60             **           **    $  10,571
    65             **           **            **


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-7

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2008, is incorporated into this Prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to MONY America Variable Account L and the policies. You can also review and copy information about MONY America Variable Account L, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04234

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Ways we pay policy proceeds...............................................  2
Distribution of the policies..............................................  2
Underwriting a policy.....................................................  2
Insurance regulation that applies to MONY America.........................  2
Custodian and independent registered public accounting firm...............  2
Financial statements......................................................  2




























                                                                       811-04234

Incentive Life(SM) Legacy

Flexible premium variable life insurance policies issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account L.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2008


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Incentive Life(SM) Legacy prospectus, dated May 1, 2008. The prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of MONY America Variable Account L ("Variable Account L"). We established Variable Account L under Arizona Law in 1985. The guaranteed interest option is part of MONY America's general account. Definitions of special terms used in the SAI are found in the prospectuses.


A copy of the prospectus is available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510, or by contacting your financial professional.

TABLE OF CONTENTS

Ways we pay policy proceeds                                                  2
Distribution of the policies                                                 2
Underwriting a policy                                                        2
Insurance regulation that applies to MONY America                            2
Custodian and independent registered public accounting firm                  2
Financial statements                                                         2


            Copyright 2008. MONY Life Insurance Company of America,
                           New York, New York 10104.
       All rights reserved. Incentive Life(SM) Legacy is a service mark of
                     AXA Equitable Life Insurance Company.




                                                                          x01958

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.


We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.



DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of June 6, 2005, as amended, between AXA Advisors and MONY America. For the years ended 2007 and 2006, AXA Advisors was paid an administrative services fee of $325,380. MONY America paid AXA Advisors, as the distributor of these policies and as the principal underwriter of MONY America Variable Account L, $35,928,934 in 2007 and $7,439,224 in 2006. Of this, AXA Advisors retained $20,817,620 and $5,116,052, respectively. As Incentive Life(SM) Legacy was offered for the first time on August 25, 2006, MONY America did not pay AXA Advisors administrative service fees or fees for acting as the distributor or principal underwriter of these policies or MONY America Variable Account L in 2005.

Under a distribution agreement between AXA Distributors and MONY America and certain of MONY America's separate accounts, including Variable Account L, MONY America paid AXA Distributors* as the distributor of certain contracts, including these policies, and as the principal underwriter of several MONY America's separate accounts, including Variable Account L, $21,231,833 in 2007, $5,567,870 in 2006 and $7,490,997 in 2005.



UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO MONY AMERICA

We are regulated and supervised by the Arizona State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Variable Account L. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of MONY America Variable Account L for the year ended December 31, 2007, and for each of the two years in the period ended December 31, 2007, and the financial statements of MONY America at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.



FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L (referred to elsewhere in this registration statement as Portfolios) and MONY America. The financial statements have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm.

PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to MONY America as permitted by the applicable SEC independence rules, and as disclosed in MONY America's Form 10-K.

The financial statements of MONY America should be considered only as bearing upon the ability of MONY America to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Variable Account L.

----------------------

* In part of fiscal year 2005, these payments were made to MONY Securities Corporation.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS

With respect to MONY America Variable Account L
 Report of Independent Registered Public Accounting Firm...............       2
 Statements of Assets and Liabilities as of December 31, 2007..........     F-3
 Statements of Operations for the Year Ended December 31, 2007.........    F-23
 Statements of Changes in Net Assets for the Years Ended
    December 31, 2007 and December 31, 2006............................    F-36
 Notes to Financial Statements.........................................    F-68


With respect to MONY Life Insurance Company of America:
 Report of Independent Registered Public Accounting Firm...............     F-1
 Balance Sheets, December 31, 2007 and 2006............................     F-2
 Statements of Earnings, Years Ended December 31, 2007, 2006
    and 2005...........................................................     F-3
 Statements of Shareholder's Equity and Comprehensive Income,
    Years Ended December 31, 2007, 2006 and 2005.......................     F-4
 Statements of Cash Flows, Years Ended December 31, 2007,
    2006 and 2005......................................................     F-5
 Notes to Financial Statements.........................................     F-6


                                      FSA-1

--------------------------------------------------------------------------------

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 9, 2008

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                          AIM V.I. Financial      AIM V.I. Global          AIM V.I.
                                                               Services             Health Care           Technology
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                24,080                33,658                13,217
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            355,404  $            656,593  $            171,191
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            295,216  $            809,821  $            199,570
Amount due from MONY America ..........................                   556                   779                   802
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            295,772  $            810,600  $            200,372
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   556                   779                   799
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   556                   779                   799
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            295,216  $            809,821  $            199,573
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               295,216               809,821               199,573
Retained by MONY America in Separate Account L ........                    --                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            295,216  $            809,821  $            199,573
                                                         ====================  ====================  ====================
-------

                                                             All Asset      AXA Aggressive   AXA Conservative  AXA Conservative-
                                                            Allocation        Allocation*       Allocation*    Plus Allocation*
                                                         ----------------  ----------------  ----------------  -----------------
Assets
Shares held in respective Funds .......................         4,439,690           288,343            12,424             54,642
                                                         ----------------  ----------------  ----------------  -----------------
Investments at cost ...................................  $     90,835,321  $      4,418,172  $        138,331  $         653,991
                                                         ----------------  ----------------  ----------------  -----------------
Investment in respective Funds, at net asset value ....  $     94,409,785  $      4,233,130  $        135,456  $         633,433
Amount due from MONY America ..........................                --            43,431               202              2,806
Amount due from respective Funds ......................            15,496                --                --                 --
                                                         ----------------  ----------------  ----------------  -----------------
  Total Assets ........................................  $     94,425,281  $      4,276,561  $        135,658  $         636,239
                                                         ----------------  ----------------  ----------------  -----------------
Liabilities
Amount due to MONY America ............................            15,496                --                --                 --
Amount due to respective funds ........................                --            43,431               202              2,806
                                                         ----------------  ----------------  ----------------  -----------------
  Total Liabilities ...................................            15,496            43,431               202              2,806
                                                         ----------------  ----------------  ----------------  -----------------
Net Assets ............................................  $     94,409,785  $      4,233,130  $        135,456  $         633,433
                                                         ================  ================  ================  =================
Net Assets:
Accumulation Units ....................................        94,408,457         4,233,130           135,456            633,433
Retained by MONY America in Separate Account L ........             1,328                --                --                 --
                                                         ----------------  ----------------  ----------------  -----------------
Total Net Assets ......................................  $     94,409,785  $      4,233,130  $        135,456  $         633,433
                                                         ================  ================  ================  =================

-------
*  Denotes multiple share classes held by the respective fund.
   B .....................................................                          288,343            12,424             54,642
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                           AXA Moderate     AXA Moderate-
                                                            Allocation*    Plus Allocation*
                                                         ----------------  ----------------
Assets
Shares held in respective Funds .......................           259,710           942,629
                                                         ----------------  ----------------
Investments at cost ...................................  $      4,530,111  $     13,552,188
                                                         ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      4,416,688  $     13,148,659
Amount due from MONY America ..........................            44,141            39,672
Amount due from respective Funds ......................                --                --
                                                         ----------------  ----------------
  Total Assets ........................................  $      4,460,829  $     13,188,331
                                                         ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --
Amount due to respective funds ........................            44,125            39,672
                                                         ----------------  ----------------
  Total Liabilities ...................................            44,125            39,672
                                                         ----------------  ----------------
Net Assets ............................................  $      4,416,704  $     13,148,659
                                                         ================  ================
Net Assets:
Accumulation Units ....................................         4,416,704        13,148,014
Retained by MONY America in Separate Account L ........                --               645
                                                         ----------------  ----------------
Total Net Assets ......................................  $      4,416,704  $     13,148,659
                                                         ================  ================

-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................                              1,381
 B .....................................................          259,710           941,248
The accompanying notes are an integral part of these financial statements.

                                                                                                     EQ/AllianceBernstein
                                                                                                         Intermediate
                                                            Dreyfus Stock      EQ/AllianceBernstein        Government
                                                          Index Fund, Inc.         Common Stock*           Securities
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................             1,736,796                59,352                 8,855
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         53,341,397  $          1,171,041  $             87,980
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $         64,956,170  $          1,198,650  $             87,085
Amount due from MONY America ..........................                83,815                 9,342                15,490
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         65,039,985  $          1,207,992  $            102,575
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                83,815                 9,342                15,490
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                83,815                 9,342                15,490
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         64,956,170  $          1,198,650  $             87,085
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            64,956,071             1,198,650                71,113
Retained by MONY America in Separate Account L ........                    99                    --                15,972
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         64,956,170  $          1,198,650  $             87,085
                                                         ====================  ====================  ====================

-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                    20,939
  B .....................................................                                    38,413
The accompanying notes are an integral part of these financial statements.

                                                                               EQ/AllianceBernstein
                                                         EQ/AllianceBernstein       Large Cap
                                                             International*           Growth
                                                         --------------------  --------------------
Assets
Shares held in respective Funds .......................               273,504                11,683
                                                         --------------------  --------------------
Investments at cost ...................................  $          4,070,228  $             97,350
                                                         --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          3,947,126  $            102,309
Amount due from MONY America ..........................                 5,908                 2,497
Amount due from respective Funds ......................                    --                    --
                                                         --------------------  --------------------
  Total Assets ........................................  $          3,953,034  $            104,806
                                                         --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --
Amount due to respective funds ........................                 5,881                 2,497
                                                         --------------------  --------------------
  Total Liabilities ...................................                 5,881                 2,497
                                                         --------------------  --------------------
Net Assets ............................................  $          3,947,153  $            102,309
                                                         ====================  ====================
Net Assets:
Accumulation Units ....................................             3,947,153               102,309
Retained by MONY America in Separate Account L ........                    --                    --
                                                         --------------------  --------------------
Total Net Assets ......................................  $          3,947,153  $            102,309
                                                         ====================  ====================
-------
*  Denotes multiple share classes held by the respective fund.
 A .....................................................              222,436
 B .....................................................               51,068
The accompanying notes are an integral part of these financial statements.


MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                               EQ/AllianceBernstein
                                                         EQ/AllianceBernstein       Small Cap        EQ/AllianceBernstein
                                                             Quality Bond*           Growth*                Value*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                12,528                60,088               933,004
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            126,391  $            983,921  $         14,625,514
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            123,871  $            977,432  $         13,309,140
Amount due from MONY America ..........................                10,890                 4,637                 8,650
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            134,761  $            982,069  $         13,317,790
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                10,890                 4,637                 8,650
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                10,890                 4,637                 8,650
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            123,871  $            977,432  $         13,309,140
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               123,871               977,431            13,308,473
Retained by MONY America in Separate Account L ........                    --                     1                   667
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            123,871  $            977,432  $         13,309,140
                                                         ====================  ====================  ====================

--------------------
* Denotes multiple share classes held by the respective fund.
  A ....................................................                                     46,697               842,283
  B ....................................................               12,528                13,391                90,721
The accompanying notes are an integral part of these financial statements.

                                                                           EQ/AXA Rosenberg    EQ/BlackRock      EQ/BlackRock
                                                             EQ/Ariel         Value Long/      Basic Value      International
                                                         Appreciation II     Short Equity        Equity             Value*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................             1,542             1,581            75,680           761,268
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $         18,226  $         16,891  $      1,276,025  $     11,252,497
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $         16,890  $         16,946  $      1,188,209  $     12,274,748
Amount due from MONY America ..........................                --                --             1,926            16,584
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $         16,890  $         16,946  $      1,190,135  $     12,291,332
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................                --                --             1,926            16,584
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................                --                --             1,926            16,584
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $         16,890  $         16,946  $      1,188,209  $     12,274,748
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................            16,890            16,946         1,188,054        12,274,274
Retained by MONY America in Separate Account L ........                --                --               155               474
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $         16,890  $         16,946  $      1,188,209  $     12,274,748
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                                722,021
  B .....................................................                                                                 39,247

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                      EQ/Boston           EQ/Calvert
                                                                EQ/Bond           Advisors Equity          Socially
                                                                 Index                 Income *          Responsible*
                                                         --------------------  --------------------  --------------------
Asset
Shares held in respective Funds .......................               493,200             5,580,836               229,830
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          5,232,108  $         35,235,007  $          1,759,297
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          4,990,475  $         36,558,793  $          2,110,967
Amount due from MONY America ..........................                   497                10,673                   847
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          4,990,972  $         36,569,466  $          2,111,814
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   497                10,673                   847
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   497                10,673                   847
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          4,990,475  $         36,558,793  $          2,110,967
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             4,990,422            36,558,666             2,110,957
Retained by MONY America in Separate Account L ........                    53                   127                    10
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          4,990,475  $         36,558,793  $          2,110,967
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                 3,834,692               191,868
  B .....................................................                                 1,746,144                37,962
The accompanying notes are an integral part of these financial statements.

                                                           EQ/Capital         EQ/Capital
                                                            Guardian           Guardian      EQ/Caywood-Scholl     EQ/Equity
                                                             Growth*           Research*      High Yield Bond      500 Index
                                                         ----------------  ----------------  -----------------  ----------------
Assets
Shares held in respective Funds .......................           523,738           365,760          2,582,795            35,176
                                                         ----------------  ----------------  -----------------  ----------------
Investments at cost ...................................  $      6,438,626  $      4,633,566  $      11,779,783  $        949,949
                                                         ----------------  ----------------  -----------------  ----------------
Investment in respective Funds, at net asset value ....  $      7,763,044  $      5,072,078  $      11,509,752  $        911,774
Amount due from MONY America ..........................             1,027           127,013                 14               482
Amount due from respective Funds ......................                --                --              1,098                --
                                                         ----------------  ----------------  -----------------  ----------------
  Total Assets ........................................  $      7,764,071  $      5,199,091  $      11,510,864  $        912,256
                                                         ----------------  ----------------  -----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --              1,098                --
Amount due to respective funds ........................             1,027             5,413                 --               482
                                                         ----------------  ----------------  -----------------  ----------------
  Total Liabilities ...................................             1,027             5,413              1,098               482
                                                         ----------------  ----------------  -----------------  ----------------
Net Assets ............................................  $      7,763,044  $      5,193,678  $      11,509,766  $        911,774
                                                         ================  ================  =================  ================
Net Assets:
Accumulation Units ....................................         7,763,044         5,193,678         11,509,766           911,774
Retained by MONY America in Separate Account L ........                --                --                 --                --
                                                         ----------------  ----------------  -----------------  ----------------
Total Net Assets ......................................  $      7,763,044  $      5,193,678  $      11,509,766  $        911,774
                                                         ================  ================  =================  ================

-------
*  Denotes multiple share classes held by the respective fund.
   A .....................................................        518,286           358,714
   B .....................................................          5,452             7,046

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             EQ/Evergreen         EQ/Evergreen              EQ/FI
                                                          International Bond          Omega                Mid Cap*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                 8,914                 2,838               397,987
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $             93,026  $             26,796  $          4,126,868
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $             95,918  $             25,769  $          4,009,557
Amount due from MONY America ..........................                    43                 3,075                 9,988
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $             95,961  $             28,844  $          4,019,545
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                    43                 3,075                 9,981
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                    43                 3,075                 9,981
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $             95,918  $             25,769  $          4,009,564
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................                95,918                25,769             4,009,564
Retained by MONY America in Separate Account L ........                    --                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $             95,918  $             25,769  $          4,009,564
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                         345,680
  B .....................................................                                                          52,307
The accompanying notes are an integral part of these financial statements.

                                                             EQ/GAMCO          EQ/GAMCO
                                                            Mergers and     Small Company     EQ/Government    EQ/International
                                                           Acquisitions         Value           Securities          Growth
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................            14,560         2,596,106         1,058,921         3,411,395
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $        187,838  $     66,259,930  $     11,883,779  $     18,078,695
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $        178,103  $     82,003,258  $     11,603,495  $     24,709,729
Amount due from MONY America ..........................               270             1,620            10,921             1,402
Amount due from respective Funds ......................                --            26,819                --            20,085
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $        178,373  $     82,031,697  $     11,614,416  $     24,731,216
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --            26,819                --            20,085
Amount due to respective funds ........................               270                --            10,903                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................               270            26,819            10,903            20,085
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $        178,103  $     82,004,878  $     11,603,513  $     24,711,131
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................           177,792        82,004,878        11,603,513        24,711,131
Retained by MONY America in Separate Account L ........               311                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $        178,103  $     82,004,878  $     11,603,513  $     24,711,131
                                                         ================  ================  ================  ================

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                             EQ/JPMorgan
                                                           EQ/JPMorgan          Value         EQ/Legg Mason        EQ/Long
                                                            Core Bond*      Opportunities*     Value Equity       Term Bond*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................         3,184,222             6,098             7,406           661,825
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $     36,478,278  $         84,776  $         83,133  $      9,130,090
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $     34,383,789  $         71,083  $         76,192  $      9,058,077
Amount due from MONY America ..........................                29               338                --                17
Amount due from respective Funds ......................            18,840                --                --            21,812
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $     34,402,658  $         71,421  $         76,192  $      9,079,906
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................            18,840                --                --            21,812
Amount due to respective funds ........................                --               338                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................            18,840               338                --            21,812
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     34,383,818  $         71,083  $         76,192  $      9,058,094
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................        34,383,818            71,083            76,192         9,058,094
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $     34,383,818  $         71,083  $         76,192  $      9,058,094
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................       3,155,212                --                              655,613
  B .....................................................          29,010             6,098                                6,212
The accompanying notes are an integral part of these financial statements.

                                                            EQ/Lord Abbett        EQ/Lord Abbett       EQ/Lord Abbett
                                                          Growth and Income*      Large Cap Core        Mid Cap Value*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               651,764                 2,663             1,289,341
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          7,423,284  $             34,420  $         14,612,571
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          7,917,306  $             33,549  $         15,001,236
Amount due from MONY America ..........................                    --                    --                 2,755
Amount due from respective Funds ......................                42,752                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          7,960,058  $             33,549  $         15,003,991
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                42,752                    --                    --
Amount due to respective funds ........................                    --                    --                 2,755
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                42,752                    --                 2,755
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          7,917,306  $             33,549  $         15,001,236
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             7,917,027                33,549            15,001,196
Retained by MONY America in Separate Account L ........                   279                    --                    40
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          7,917,306  $             33,549  $         15,001,236
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................              646,462                                   1,279,173
 B .....................................................                5,302                                      10,168

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                              EQ/Marsico              EQ/Money            EQ/Montag &
                                                                 Focus                 Market*         Caldwell Growth
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               760,347            52,754,851             9,531,740
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         10,868,190  $         52,756,644  $         45,810,991
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $         13,355,572  $         52,757,430  $         62,649,260
Amount due from MONY America ..........................                46,026                    --                49,428
Amount due from respective Funds ......................                    --                47,145                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         13,401,598  $         52,804,575  $         62,698,688
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                47,145                    --
Amount due to respective funds ........................                32,191                    --                43,251
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                32,191                47,145                43,251
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         13,369,407  $         52,757,430  $         62,655,437
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            13,369,407            52,635,513            62,655,437
Retained by MONY America in Separate Account L ........                    --               121,917                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         13,369,407  $         52,757,430  $         62,655,437
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
 A .....................................................                                 51,572,901
 B .....................................................                                  1,181,950
The accompanying notes are an integral part of these financial statements.

                                                            EQ/PIMCO           EQ/Short         EQ/Small       EQ/T. Rowe Price
                                                           Real Return      Duration Bond     Company Index*     Growth Stock
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           392,733            67,778           531,227         2,397,904
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $      4,000,838  $        688,154  $      6,199,101  $     48,127,424
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      4,140,386  $        684,124  $      6,165,498  $     51,421,013
Amount due from MONY America ..........................                 8             3,136             4,760               956
Amount due from respective Funds ......................             2,528                --                --            17,311
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $      4,142,922  $        687,260  $      6,170,258  $     51,439,280
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................             2,528                --                --            17,311
Amount due to respective funds ........................                --             3,133             4,758                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             2,528             3,133             4,758            17,311
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $      4,140,394  $        684,127  $      6,165,500  $     51,421,969
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................         4,140,394           684,127         6,165,500        51,421,969
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $      4,140,394  $        684,127  $      6,165,500  $     51,421,969
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.

 A .....................................................                                              489,824
 B .....................................................                                               41,403

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                                                                        EQ/Van Kampen
                                                            EQ/UBS Growth          EQ/Van Kampen          Emerging
                                                              and Income              Comstock         Markets Equity*
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................             3,123,910                 5,478               163,981
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $         16,831,682  $             65,348  $          2,609,441
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value .. .  $         21,376,322  $             59,561  $          3,092,755
Amount due from MONY America ..........................                    --                    24                12,956
Amount due from respective Funds ......................                 1,458                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $         21,377,780  $             59,585  $          3,105,711
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                 1,458                    --                    --
Amount due to respective funds ........................                    --                    24                12,956
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 1,458                    24                12,956
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $         21,376,322  $             59,561  $          3,092,755
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................            21,376,267                59,561             3,092,533
Retained by MONY America in Separate Account L ........                    55                    --                   222
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $         21,376,322  $             59,561  $          3,092,755
                                                         ====================  ====================  ====================
-------
* Denotes multiple share classes held by the respective fund.
  A ..................................................                                                             96,542
  B ..................................................                                                             67,439
  Institutional
  Initial ............................................
  Service ............................................
The accompanying notes are an integral part of these financial statements.

                                                           EQ/Van Kampen    EQ/Van Kampen     Fidelity VIP      Fidelity VIP
                                                          Mid Cap Growth*    Real Estate*     Asset Manager     Contrafund(R)*
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           802,529           956,177            12,425         1,845,579
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $     11,924,835  $      8,741,445  $        186,324  $     52,933,217
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value .. .  $     12,621,994  $      7,855,813  $        205,874  $     51,381,417
Amount due from MONY America ..........................             1,374                --                --             3,688
Amount due from respective Funds ......................                --            20,520                --             6,720
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $     12,623,368  $      7,876,333  $        205,874  $     51,391,825
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities

Amount due to MONY America ............................                --            20,520                --             6,720
Amount due to respective funds ........................             1,366                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             1,366            20,520                --             6,720
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $     12,622,002  $      7,855,813  $        205,874  $     51,385,105
                                                         ================  ================  ================  ================
Net Assets:

Accumulation Units ....................................        12,622,002         7,855,813           205,874        51,385,105
Retained by MONY America in Separate Account L ........                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $     12,622,002  $      7,855,813  $        205,874  $     51,385,105
                                                         ================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
 A ..................................................              787,678          952,069
 B ..................................................              14,851            4,108
 Institutional
 Initial ............................................                                                                   743,136
 Service ............................................                                                                 1,102,443

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                           Fidelity VIP        Franklin         Franklin
                                                            Growth and          Income       Rising Dividends      Franklin
                                                              Income          Securities        Securities     Zero Coupon 2010
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................           113,616           640,521            30,119             6,943
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $      1,755,766  $     10,510,224  $        567,550  $        110,113
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $      1,932,600  $     11,087,415  $        580,392  $        112,619
Amount due from MONY America ..........................             2,504               967               463                 3
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $      1,935,104  $     11,088,382  $        580,855  $        112,622
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................             2,504               967               463                 3
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................             2,504               967               463                 3
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $      1,932,600  $     11,087,415  $        580,392  $        112,619
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................         1,932,597        10,843,520           580,392           112,619
Retained by MONY America in Separate Account L ........                 3           243,895                --                --
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $      1,932,600  $     11,087,415  $        580,392  $        112,619
                                                         ================  ================  ================  ================

                                                                                               Janus Aspen
                                                                                                  Series
                                                           Janus Aspen       Janus Aspen      International    Janus Aspen Series
                                                         Series Balanced    Series Forty*         Growth*         Mid Cap Growth
                                                         ----------------  ----------------  ----------------  ------------------
Assets
Shares held in respective Funds .......................           304,521           675,778           224,646             444,620
                                                         ----------------  ----------------  ----------------  ------------------
Investments at cost ...................................  $      7,472,563  $     17,362,951  $      8,920,428  $       11,484,105
                                                         ----------------  ----------------  ----------------  ------------------
Investment in respective Funds, at net asset value ....  $      9,150,848  $     27,803,974  $     14,592,221  $       17,758,104
Amount due from MONY America ..........................               983                34                --               7,456
Amount due from respective Funds ......................                --               451             2,751                  --
                                                         ----------------  ----------------  ----------------  ------------------
  Total Assets ........................................  $      9,151,831  $     27,804,459  $     14,594,972  $       17,765,560
                                                         ----------------  ----------------  ----------------  ------------------
Liabilities
Amount due to MONY America ............................                --               451             2,751                  --
Amount due to respective funds ........................               983                --                --               7,452
                                                         ----------------  ----------------  ----------------  ------------------
  Total Liabilities ...................................               983               451             2,751               7,452
                                                         ----------------  ----------------  ----------------  ------------------
Net Assets ............................................  $      9,150,848  $     27,804,008  $     14,592,221  $       17,758,108
                                                         ================  ================  ================  ==================
Net Assets:
Accumulation Units ....................................         9,150,830        27,804,008        14,592,210          17,758,108
Retained by MONY America in Separate Account L ........                18                --                11                  --
                                                         ----------------  ----------------  ----------------  ------------------
Total Net Assets ......................................  $      9,150,848  $     27,804,008  $     14,592,221  $       17,758,108
                                                         ================  ================  ================  ==================
-------
* Denotes multiple share classes held by the respective fund.
  Institutional                                                                     611,167           125,352
  Service ...............................................                            64,611            99,294
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                          Janus Aspen Series    Janus Aspen Series        MarketPLUS
                                                             Mid Cap Value       Worldwide Growth     International Core
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               200,294               466,637                 8,266
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          3,202,736  $         12,668,822  $            119,643
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          3,342,911  $         16,486,278  $            105,546
Amount due from MONY America ..........................                   417                 7,245                    89
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          3,343,328  $         16,493,523  $            105,635
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                   417                 7,245                    89
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                   417                 7,245                    89
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          3,342,911  $         16,486,278  $            105,546
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             3,342,909            16,486,188               105,546
Retained by MONY America in Separate Account L ........                     2                    90                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          3,342,911  $         16,486,278  $            105,546
                                                         ====================  ====================  ====================

                                                            MarketPLUS        MarketPLUS        MarketPLUS         MFS(R)
                                                          Large Cap Core   Large Cap Growth   Mid Cap Value       Utilities
                                                         ----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................             1,573             7,171            30,365            70,238
                                                         ----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $         17,268  $        123,261  $        414,604  $      1,892,672
                                                         ----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $         14,301  $        127,245  $        313,207  $      2,421,793
Amount due from MONY America ..........................                --               646               408             2,931
Amount due from respective Funds ......................                --                --                --                --
                                                         ----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $         14,301  $        127,891  $        313,615  $      2,424,724
                                                         ----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                --                --
Amount due to respective funds ........................                --               646               408             2,931
                                                         ----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................                --               646               408             2,931
                                                         ----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $         14,301  $        127,245  $        313,207  $      2,421,793
                                                         ================  ================  ================  ================
Net Assets:
Accumulation Units ....................................            14,301           127,245           312,909         2,421,790
Retained by MONY America in Separate Account L ........                --                --               298                 3
                                                         ----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $         14,301  $        127,245  $        313,207  $      2,421,793
                                                         ================  ================  ================  ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                            Multimanager     Multimanager      Multimanager       Multimanager
                                                         Aggressive Equity     Core Bond        Health Care       High Yield*
                                                         -----------------  ----------------  ----------------  ----------------
Assets
Shares held in respective Funds .......................              1,346            19,203            10,170           362,031
                                                         -----------------  ----------------  ----------------  ----------------
Investments at cost ...................................  $          40,962  $        195,302  $        116,884  $      2,058,576
                                                         -----------------  ----------------  ----------------  ----------------
Investment in respective Funds, at net asset value ....  $          42,477  $        199,709  $        111,313  $      1,932,192
Amount due from MONY America ..........................              1,900                61               172             5,892
Amount due from respective Funds ......................                 --                --                --                --
                                                         -----------------  ----------------  ----------------  ----------------
  Total Assets ........................................  $          44,377  $        199,770  $        111,485  $      1,938,084
                                                         -----------------  ----------------  ----------------  ----------------
Liabilities
Amount due to MONY America ............................                 --                --                --                --
Amount due to respective funds ........................              1,900                61               172             5,892
                                                         -----------------  ----------------  ----------------  ----------------
  Total Liabilities ...................................              1,900                61               172             5,892
                                                         -----------------  ----------------  ----------------  ----------------
Net Assets ............................................  $          42,477  $        199,709  $        111,313  $      1,932,192
                                                         =================  ================  ================  ================
Net Assets:
Accumulation Units ....................................             42,477           199,709           111,313         1,931,887
Retained by MONY America in Separate Account L ........                 --                --                --               305
                                                         -----------------  ----------------  ----------------  ----------------
Total Net Assets ......................................  $          42,477  $        199,709  $        111,313  $      1,932,192
                                                         =================  ================  ================  ================
-------
* Denotes multiple share classes held by the respective fund.
  A .....................................................                                                                273,841
  B .....................................................                                                                 88,190
The accompanying notes are an integral part of these financial statements.

                                                             Multimanager           Multimanager          Multimanager
                                                         International Equity  Large Cap Core Equity    Large Cap Growth
                                                         --------------------  ---------------------  --------------------
Assets
Shares held in respective Funds .......................                15,350                  3,686                17,719
                                                         --------------------  ---------------------  --------------------
Investments at cost ...................................  $            254,833  $              45,797  $            183,397
                                                         --------------------  ---------------------  --------------------
Investment in respective Funds, at net asset value ....  $            251,011  $              42,998  $            171,315
Amount due from MONY America ..........................                 1,184                     --                14,361
Amount due from respective Funds ......................                    --                     --                    --
                                                         --------------------  ---------------------  --------------------
  Total Assets ........................................  $            252,195  $              42,998  $            185,676
                                                         --------------------  ---------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                     --                    --
Amount due to respective funds ........................                 1,184                     --                14,361
                                                         --------------------  ---------------------  --------------------
  Total Liabilities ...................................                 1,184                     --                14,361
                                                         --------------------  ---------------------  --------------------
Net Assets ............................................  $            251,011  $              42,998  $            171,315
                                                         ====================  =====================  ====================
Net Assets:
Accumulation Units ....................................               251,011                 42,998               171,315
Retained by MONY America in Separate Account L ........                    --                     --                    --
                                                         --------------------  ---------------------  --------------------
Total Net Assets ......................................  $            251,011  $              42,998  $            171,315
                                                         ====================  =====================  ====================

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             Multimanager         Multimanager          Multimanager
                                                           Large Cap Value       Mid Cap Growth         Mid Cap Value
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................                27,184                11,436                13,213
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $            357,451  $            111,589  $            135,406
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $            320,557  $            102,304  $            119,053
Amount due from MONY America ..........................                 1,144                    94                   241
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $            321,701  $            102,398  $            119,294
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                 1,144                    94                   241
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 1,144                    94                   241
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $            320,557  $            102,304  $            119,053
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................               320,399               102,304               119,053
Retained by MONY America in Separate Account L ........                   158                    --                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $            320,557  $            102,304  $            119,053
                                                         ====================  ====================  ====================

                                                           Multimanager      Multimanager      Mulitmanager        Oppenheimer
                                                         Small Cap Growth  Small Cap Value      Technology      Global Securities
                                                         ----------------  ----------------  ----------------  ------------------
Assets
Shares held in respective Funds .......................         1,913,619             9,039            13,242              57,478
                                                         ----------------  ----------------  ----------------  ------------------
Investments at cost ...................................  $     15,530,931  $        121,841  $        164,991  $        1,905,074
                                                         ----------------  ----------------  ----------------  ------------------
Investment in respective Funds, at net asset value ....  $     17,055,382  $        101,601  $        171,859  $        2,084,731
Amount due from MONY America ..........................                --                57             5,801                 254
Amount due from respective Funds ......................            10,439                --                --                  --
                                                         ----------------  ----------------  ----------------  ------------------
  Total Assets ........................................  $     17,065,821  $        101,658  $        177,660  $        2,084,985
                                                         ----------------  ----------------  ----------------  ------------------
Liabilities
Amount due to MONY America ............................            10,439                --                --                  --
Amount due to respective funds ........................                --                57             5,801                 254
                                                         ----------------  ----------------  ----------------  ------------------
  Total Liabilities ...................................            10,439                57             5,801                 254
                                                         ----------------  ----------------  ----------------  ------------------
Net Assets ............................................  $     17,055,382  $        101,601  $        171,859  $        2,084,731
                                                         ================  ================  ================  ==================
Net Assets:
Accumulation Units ....................................        17,055,104           101,601           171,859           2,084,730
Retained by MONY America in Separate Account L ........               278                --                --                   1
                                                         ----------------  ----------------  ----------------  ------------------
Total Net Assets ......................................  $     17,055,382  $        101,601  $        171,859  $        2,084,731
                                                         ================  ================  ================  ==================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                                                             PIMCO Global        PIMCO StocksPLUS       UIF Emerging
                                                            Bond (Unhedged)     Growth and Income       Markets Debt
                                                         --------------------  --------------------  --------------------
Assets
Shares held in respective Funds .......................               219,323               429,777                57,612
                                                         --------------------  --------------------  --------------------
Investments at cost ...................................  $          2,722,412  $          4,302,537  $            497,142
                                                         --------------------  --------------------  --------------------
Investment in respective Funds, at net asset value ....  $          2,803,094  $          4,744,744  $            491,434
Amount due from MONY America ..........................                 2,016                    77                   958
Amount due from respective Funds ......................                    --                    --                    --
                                                         --------------------  --------------------  --------------------
  Total Assets ........................................  $          2,805,110  $          4,744,821  $            492,392
                                                         --------------------  --------------------  --------------------
Liabilities
Amount due to MONY America ............................                    --                    --                    --
Amount due to respective funds ........................                 2,016                    77                   958
                                                         --------------------  --------------------  --------------------
  Total Liabilities ...................................                 2,016                    77                   958
                                                         --------------------  --------------------  --------------------
Net Assets ............................................  $          2,803,094  $          4,744,744  $            491,434
                                                         ====================  ====================  ====================
Net Assets:
Accumulation Units ....................................             2,800,918             4,744,732               491,434
Retained by MONY America in Separate Account L ........                 2,176                    12                    --
                                                         --------------------  --------------------  --------------------
Total Net Assets ......................................  $          2,803,094  $          4,744,744  $            491,434
                                                         ====================  ====================  ====================

                                                                                                  Van Eck           Van Eck
                                                           UIF Global          Van Eck       Worldwide Emerging   Worldwide Hard
                                                          Value Equity      Worldwide Bond        Markets            Assets
                                                         ----------------  ----------------  ------------------  ----------------
Assets
Shares held in respective Funds .......................           115,215            10,746             210,010            30,060
                                                         ----------------  ----------------  ------------------  ----------------
Investments at cost ...................................  $      1,863,097  $        120,326  $        4,538,137  $        996,850
                                                         ----------------  ----------------  ------------------  ----------------
Investment in respective Funds, at net asset value ....  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
Amount due from MONY America ..........................             5,103                --              11,644            12,736
Amount due from respective Funds ......................                --                --                  --                --
                                                         ----------------  ----------------  ------------------  ----------------
  Total Assets ........................................  $      1,901,546  $        130,247  $        5,833,120  $      1,250,908
                                                         ----------------  ----------------  ------------------  ----------------
Liabilities
Amount due to MONY America ............................                --                --                  --                --
Amount due to respective funds ........................             5,103                --              11,644            12,736
                                                         ----------------  ----------------  ------------------  ----------------
  Total Liabilities ...................................             5,103                --              11,644            12,736
                                                         ----------------  ----------------  ------------------  ----------------
Net Assets ............................................  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
                                                         ================  ================  ==================  ================
Net Assets:
Accumulation Units ....................................         1,896,443           130,247           5,821,476         1,238,167
Retained by MONY America in Separate Account L ........                --                --                  --                 5
                                                         ----------------  ----------------  ------------------  ----------------
Total Net Assets ......................................  $      1,896,443  $        130,247  $        5,821,476  $      1,238,172
                                                         ================  ================  ==================  ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

               Fund Name                                     Option
-------------------------------------- --------------------------------------------------
AIM V.I. Financial Services .......... MONY Corporate Sponsored Variable Universal Life
AIM V.I. Financial Services .......... MONY Variable Universal Life
AIM V.I. Financial Services .......... Survivorship Variable Universal Life

AIM V.I. Global Health Care .......... MONY Corporate Sponsored Variable Universal Life
AIM V.I. Global Health Care .......... MONY Variable Universal Life
AIM V.I. Global Health Care .......... Survivorship Variable Universal Life

AIM V.I. Technology .................. MONY Corporate Sponsored Variable Universal Life
AIM V.I. Technology .................. MONY Variable Universal Life
AIM V.I. Technology .................. Survivorship Variable Universal Life

All Asset Allocation ................. MONY Corporate Sponsored Variable Universal Life
All Asset Allocation ................. MONY Variable Universal Life
All Asset Allocation ................. Survivorship Variable Universal Life
All Asset Allocation ................. MONY Custom Estate Master
All Asset Allocation ................. MONY Custom Equity Master
All Asset Allocation ................. MONY Equity Master

AXA Aggressive Allocation ............ Incentive Life Legacy
AXA Aggressive Allocation ............ Incentive Life Legacy
AXA Aggressive Allocation ............ MONY Corporate Sponsored Variable Universal Life
AXA Aggressive Allocation ............ MONY Variable Universal Life
AXA Aggressive Allocation ............ Survivorship Variable Universal Life
AXA Aggressive Allocation ............ MONY Custom Estate Master
AXA Aggressive Allocation ............ MONY Custom Equity Master
AXA Aggressive Allocation ............ MONY Equity Master

AXA Conservative Allocation .......... Incentive Life Legacy
AXA Conservative Allocation .......... Incentive Life Legacy
AXA Conservative Allocation .......... MONY Corporate Sponsored Variable Universal Life
AXA Conservative Allocation .......... MONY Variable Universal Life
AXA Conservative Allocation .......... Survivorship Variable Universal Life
AXA Conservative Allocation .......... MONY Custom Estate Master
AXA Conservative Allocation .......... MONY Custom Equity Master
AXA Conservative Allocation .......... MONY Equity Master

AXA Conservative-Plus Allocation ..... Incentive Life Legacy
AXA Conservative-Plus Allocation ..... Incentive Life Legacy
AXA Conservative-Plus Allocation ..... MONY Corporate Sponsored Variable Universal Life
AXA Conservative-Plus Allocation ..... MONY Variable Universal Life
AXA Conservative-Plus Allocation ..... Survivorship Variable Universal Life
AXA Conservative-Plus Allocation ..... MONY Custom Estate Master
AXA Conservative-Plus Allocation ..... MONY Custom Equity Master
AXA Conservative-Plus Allocation ..... MONY Equity Master

AXA Moderate Allocation .............. Incentive Life Legacy
AXA Moderate Allocation .............. MONY Corporate Sponsored Variable Universal Life
AXA Moderate Allocation .............. MONY Variable Universal Life
AXA Moderate Allocation .............. Survivorship Variable Universal Life
AXA Moderate Allocation .............. MONY Custom Estate Master
AXA Moderate Allocation .............. MONY Custom Equity Master
AXA Moderate Allocation .............. MONY Equity Master

AXA Moderate-Plus Allocation ......... Incentive Life Legacy
AXA Moderate-Plus Allocation ......... Incentive Life Legacy
AXA Moderate-Plus Allocation ......... MONY Corporate Sponsored Variable Universal Life
AXA Moderate-Plus Allocation ......... MONY Variable Universal Life
AXA Moderate-Plus Allocation ......... Survivorship Variable Universal Life
AXA Moderate-Plus Allocation ......... MONY Custom Estate Master
AXA Moderate-Plus Allocation ......... MONY Custom Equity Master
AXA Moderate-Plus Allocation ......... MONY Equity Master

Dreyfus Stock Index Fund, Inc. ....... MONY Corporate Sponsored Variable Universal Life
Dreyfus Stock Index Fund, Inc. ....... MONY Custom Estate Master


                                                       Mortality
                                                           &
                                                        Expense       Unit Fair        Units
               Fund Name                   Class         Ratio          Value      Outstanding
-------------------------------------- ------------   ------------   ------------  ------------
AIM V.I. Financial Services ..........    Series I            0.00%  $      11.65         1,839
AIM V.I. Financial Services ..........    Series I            0.35%         11.59        21,037
AIM V.I. Financial Services ..........    Series I            0.35%         11.96         2,510

AIM V.I. Global Health Care ..........    Series I            0.00%  $      14.90         8,354
AIM V.I. Global Health Care ..........    Series I            0.35%         13.97        48,950
AIM V.I. Global Health Care ..........    Series I            0.35%         14.16           106

AIM V.I. Technology ..................    Series I            0.00%  $      13.92         4,420
AIM V.I. Technology ..................    Series I            0.35%         10.61        13,005
AIM V.I. Technology ..................    Series I            0.35%         12.27            --

All Asset Allocation .................       B                0.00%  $      13.90        13,080
All Asset Allocation .................       B                0.35%         13.16       195,835
All Asset Allocation .................       B                0.35%         12.66         3,615
All Asset Allocation .................       B                0.35%         11.99       171,014
All Asset Allocation .................       B                0.35%         12.15     1,177,649
All Asset Allocation .................       B                0.75%         25.11     2,996,300

AXA Aggressive Allocation ............       B                0.00%  $     165.60        24,022
AXA Aggressive Allocation ............       B                0.00%        165.60            97
AXA Aggressive Allocation ............       A                0.00%         10.10            --
AXA Aggressive Allocation ............       B                0.35%         10.07         6,631
AXA Aggressive Allocation ............       B                0.35%         10.07            --
AXA Aggressive Allocation ............       B                0.35%         10.07           323
AXA Aggressive Allocation ............       B                0.35%         10.07         6,665
AXA Aggressive Allocation ............       B                0.75%         10.04        10,136

AXA Conservative Allocation ..........       B                0.00%  $     125.29         1,066
AXA Conservative Allocation ..........       B                0.00%        125.29            --
AXA Conservative Allocation ..........       A                0.00%         10.44            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40            --
AXA Conservative Allocation ..........       B                0.35%         10.40           185
AXA Conservative Allocation ..........       B                0.75%         10.38            --

AXA Conservative-Plus Allocation .....       B                0.00%  $     133.37         4,093
AXA Conservative-Plus Allocation .....       B                0.00%        133.37            11
AXA Conservative-Plus Allocation .....       A                0.00%         10.30            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27         7,966
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.35%         10.27            --
AXA Conservative-Plus Allocation .....       B                0.75%         10.24           423

AXA Moderate Allocation ..............       B                0.00%  $     145.96        26,899
AXA Moderate Allocation ..............       A                0.00%         10.30            --
AXA Moderate Allocation ..............       B                0.35%         10.26         3,652
AXA Moderate Allocation ..............       B                0.35%         10.26            --
AXA Moderate Allocation ..............       B                0.35%         10.26        21,036
AXA Moderate Allocation ..............       B                0.35%         10.26        20,345
AXA Moderate Allocation ..............       B                0.75%         10.24         2,768

AXA Moderate-Plus Allocation .........       B                0.00%  $     157.21        77,058
AXA Moderate-Plus Allocation .........       B                0.00%        157.21           121
AXA Moderate-Plus Allocation .........       A                0.00%         10.22         1,884
AXA Moderate-Plus Allocation .........       B                0.35%         10.19        18,035
AXA Moderate-Plus Allocation .........       B                0.35%         10.19            --
AXA Moderate-Plus Allocation .........       B                0.35%         10.19           323
AXA Moderate-Plus Allocation .........       B                0.35%         10.19        63,729
AXA Moderate-Plus Allocation .........       B                0.75%         10.17        15,678

Dreyfus Stock Index Fund, Inc. .......    Initial             0.00%  $      18.02     2,513,008
Dreyfus Stock Index Fund, Inc. .......    Initial             0.35%         11.64       104,663

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                    Fund Name                                          Option
------------------------------------------------ --------------------------------------------------
Dreyfus Stock Index Fund, Inc. ................. MONY Custom Equity Master
Dreyfus Stock Index Fund, Inc. ................. MONY Equity Master

EQ/AllianceBernstein Common Stock .............. Incentive Life Legacy
EQ/AllianceBernstein Common Stock .............. Incentive Life Legacy
EQ/AllianceBernstein Common Stock .............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Intermediate Government
Securities ..................................... Incentive Life Legacy
EQ/AllianceBernstein Intermediate Government
Securities ..................................... Incentive Life Legacy

EQ/AllianceBernstein International ............. Incentive Life Legacy
EQ/AllianceBernstein International ............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Large Cap Growth .......... Incentive Life Legacy

EQ/AllianceBernstein Quality Bond .............. Incentive Life Legacy
EQ/AllianceBernstein Quality Bond .............. Incentive Life Legacy
EQ/AllianceBernstein Quality Bond .............. MONY Corporate Sponsored Variable Universal Life

EQ/AllianceBernstein Small Cap Growth .......... Incentive Life Legacy
EQ/AllianceBernstein Small Cap Growth .......... MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Small Cap Growth .......... MONY Variable Universal Life
EQ/AllianceBernstein Small Cap Growth .......... Survivorship Variable Universal Life

EQ/AllianceBernstein Value ..................... Incentive Life Legacy
EQ/AllianceBernstein Value ..................... Incentive Life Legacy
EQ/AllianceBernstein Value ..................... MONY Corporate Sponsored Variable Universal Life
EQ/AllianceBernstein Value ..................... MONY Variable Universal Life
EQ/AllianceBernstein Value ..................... Survivorship Variable Universal Life

EQ/Ariel Appreciation II ....................... Incentive Life Legacy

EQ/AXA Rosenberg Value Long/Short Equity ....... Incentive Life Legacy
EQ/AXA Rosenberg Value Long/Short Equity ....... Incentive Life Legacy

EQ/BlackRock Basic Value Equity ................ Incentive Life Legacy
EQ/BlackRock Basic Value Equity ................ MONY Variable Universal Life

EQ/BlackRock International Value ............... Incentive Life Legacy
EQ/BlackRock International Value ............... MONY Corporate Sponsored Variable Universal Life

EQ/Bond Index .................................. MONY Corporate Sponsored Variable Universal Life
EQ/Bond Index .................................. MONY Custom Estate Master
EQ/Bond Index .................................. MONY Custom Equity Master
EQ/Bond Index .................................. MONY Strategist
EQ/Bond Index .................................. MONY Equity Master

EQ/Boston Advisors Equity Income ............... Incentive Life Legacy
EQ/Boston Advisors Equity Income ............... MONY Corporate Sponsored Variable Universal Life
EQ/Boston Advisors Equity Income ............... MONY Variable Universal Life
EQ/Boston Advisors Equity Income ............... Survivorship Variable Universal Life
EQ/Boston Advisors Equity Income ............... MONY Custom Estate Master
EQ/Boston Advisors Equity Income ............... MONY Custom Equity Master
EQ/Boston Advisors Equity Income ............... MONY Strategist
EQ/Boston Advisors Equity Income ............... MONY Equity Master

EQ/Calvert Socially Responsible ................ Incentive Life Legacy
EQ/Calvert Socially Responsible ................ MONY Corporate Sponsored Variable Universal Life
EQ/Calvert Socially Responsible ................ MONY Variable Universal Life
EQ/Calvert Socially Responsible ................ Survivorship Variable Universal Life
EQ/Calvert Socially Responsible ................ MONY Custom Estate Master
EQ/Calvert Socially Responsible ................ MONY Custom Equity Master
EQ/Calvert Socially Responsible ................ MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
Dreyfus Stock Index Fund, Inc. ..............    Initial             0.35%         11.70     1,172,227
Dreyfus Stock Index Fund, Inc. ..............    Initial             0.75%         10.53       449,533

EQ/AllianceBernstein Common Stock ...........       B                0.00%  $     115.89         6,676
EQ/AllianceBernstein Common Stock ...........       B                0.00%        115.89             5
EQ/AllianceBernstein Common Stock ...........       A                0.00%         17.96        23,633

EQ/AllianceBernstein Intermediate Government
Securities ..................................       B                0.00%  $     149.27           309
EQ/AllianceBernstein Intermediate Government
Securities ..................................       B                0.00%        149.27           305

EQ/AllianceBernstein International ..........       B                0.00%  $     171.21         4,251
EQ/AllianceBernstein International ..........       A                0.00%         16.75       192,157

EQ/AllianceBernstein Large Cap Growth .......       B                0.00%  $      88.85         1,151

EQ/AllianceBernstein Quality Bond ...........       B                0.00%  $     153.30           678
EQ/AllianceBernstein Quality Bond ...........       B                0.00%        153.30           130
EQ/AllianceBernstein Quality Bond ...........       A                0.00%         10.17            --

EQ/AllianceBernstein Small Cap Growth .......       B                0.00%  $     205.66         1,032
EQ/AllianceBernstein Small Cap Growth .......       A                0.00%         15.05        10,409
EQ/AllianceBernstein Small Cap Growth .......       A                0.35%         13.82        41,204
EQ/AllianceBernstein Small Cap Growth .......       A                0.35%         13.80         2,819

EQ/AllianceBernstein Value ..................       B                0.00%  $     150.30         8,603
EQ/AllianceBernstein Value ..................       B                0.00%        150.30             7
EQ/AllianceBernstein Value ..................       A                0.00%         18.36       583,729
EQ/AllianceBernstein Value ..................       A                0.35%         13.15        94,856
EQ/AllianceBernstein Value ..................       A                0.35%         12.78         3,868

EQ/Ariel Appreciation II ....................       B                0.00%  $     114.20           148

EQ/AXA Rosenberg Value Long/Short Equity ....       B                0.00%  $     112.54           151
EQ/AXA Rosenberg Value Long/Short Equity ....       B                0.00%        112.54            --

EQ/BlackRock Basic Value Equity .............       B                0.00%  $     279.01         1,224
EQ/BlackRock Basic Value Equity .............       B                0.35%         15.25        55,509

EQ/BlackRock International Value ............       B                0.00%  $     188.94         3,351
EQ/BlackRock International Value ............       A                0.00%         19.76       589,133

EQ/Bond Index ...............................       A                0.00%  $      16.06        63,945
EQ/Bond Index ...............................       A                0.35%         14.73        24,143
EQ/Bond Index ...............................       A                0.35%         14.63       144,469
EQ/Bond Index ...............................       A                0.60%         35.94         2,822
EQ/Bond Index ...............................       A                0.75%         17.91        77,729

EQ/Boston Advisors Equity Income ............       B                0.00%  $     136.96           641
EQ/Boston Advisors Equity Income ............       A                0.00%         19.23     1,272,321
EQ/Boston Advisors Equity Income ............       B                0.35%         16.48       122,867
EQ/Boston Advisors Equity Income ............       B                0.35%         15.71        11,979
EQ/Boston Advisors Equity Income ............       B                0.35%         15.88        48,844
EQ/Boston Advisors Equity Income ............       B                0.35%         16.21       383,684
EQ/Boston Advisors Equity Income ............       A                0.60%         12.06        52,393
EQ/Boston Advisors Equity Income ............       B                0.75%         14.06       154,014

EQ/Calvert Socially Responsible .............       B                0.00%  $     112.02           107
EQ/Calvert Socially Responsible .............       A                0.00%          9.99         7,723
EQ/Calvert Socially Responsible .............       B                0.35%         12.23        27,265
EQ/Calvert Socially Responsible .............       B                0.35%         12.23            --
EQ/Calvert Socially Responsible .............       A                0.35%          8.61         8,715
EQ/Calvert Socially Responsible .............       A                0.35%          8.94       161,444
EQ/Calvert Socially Responsible .............       A                0.75%          9.84        17,317

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

               Fund Name                                      Option
--------------------------------------- --------------------------------------------------
EQ/Capital Guardian Growth ............ Incentive Life Legacy
EQ/Capital Guardian Growth ............ MONY Corporate Sponsored Variable Universal Life

EQ/Capital Guardian Research .......... Incentive Life Legacy
EQ/Capital Guardian Research .......... MONY Strategist
EQ/Capital Guardian Research .......... MONY Corporate Sponsored Variable Universal Life
EQ/Capital Guardian Research .......... MONY Variable Universal Life
EQ/Capital Guardian Research .......... MONY Custom Estate Master
EQ/Capital Guardian Research .......... MONY Custom Equity Master
EQ/Capital Guardian Research .......... MONY Equity Master

EQ/Caywood-Scholl High Yield Bond ..... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ..... Incentive Life Legacy
EQ/Caywood-Scholl High Yield Bond ..... MONY Corporate Sponsored Variable Universal Life
EQ/Caywood-Scholl High Yield Bond ..... MONY Custom Estate Master
EQ/Caywood-Scholl High Yield Bond ..... MONY Custom Equity Master
EQ/Caywood-Scholl High Yield Bond ..... MONY Equity Master

EQ/Equity 500 Index ................... Incentive Life Legacy
EQ/Equity 500 Index ................... Incentive Life Legacy

EQ/Evergreen International Bond ....... Incentive Life Legacy
EQ/Evergreen International Bond ....... Incentive Life Legacy

EQ/Evergreen Omega .................... Incentive Life Legacy

EQ/FI Mid Cap ......................... Incentive Life Legacy
EQ/FI Mid Cap ......................... MONY Variable Universal Life
EQ/FI Mid Cap ......................... Survivorship Variable Universal Life

EQ/GAMCO Mergers and Acquisitions ..... Incentive Life Legacy

EQ/GAMCO Small Company Value .......... Incentive Life Legacy
EQ/GAMCO Small Company Value .......... Incentive Life Legacy
EQ/GAMCO Small Company Value .......... MONY Corporate Sponsored Variable Universal Life
EQ/GAMCO Small Company Value .......... MONY Variable Universal Life
EQ/GAMCO Small Company Value .......... Survivorship Variable Universal Life
EQ/GAMCO Small Company Value .......... MONY Custom Estate Master
EQ/GAMCO Small Company Value .......... MONY Custom Equity Master
EQ/GAMCO Small Company Value .......... MONY Equity Master

EQ/Government Securities .............. MONY Corporate Sponsored Variable Universal Life
EQ/Government Securities .............. MONY Variable Universal Life
EQ/Government Securities .............. Survivorship Variable Universal Life
EQ/Government Securities .............. MONY Custom Estate Master
EQ/Government Securities .............. MONY Custom Equity Master
EQ/Government Securities .............. MONY Equity Master

EQ/International Growth ............... Incentive Life Legacy
EQ/International Growth ............... Incentive Life Legacy
EQ/International Growth ............... MONY Corporate Sponsored Variable Universal Life
EQ/International Growth ............... MONY Custom Estate Master
EQ/International Growth ............... MONY Custom Equity Master
EQ/International Growth ............... MONY Equity Master

EQ/JPMorgan Core Bond ................. Incentive Life Legacy
EQ/JPMorgan Core Bond ................. MONY Corporate Sponsored Variable Universal Life
EQ/JPMorgan Core Bond ................. MONY Variable Universal Life
EQ/JPMorgan Core Bond ................. Survivorship Variable Universal Life
EQ/JPMorgan Core Bond ................. MONY Custom Estate Master
EQ/JPMorgan Core Bond ................. MONY Custom Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
EQ/Capital Guardian Growth ..................       B                0.00%  $      87.78           918
EQ/Capital Guardian Growth ..................       A                0.00%         13.26       579,228

EQ/Capital Guardian Research ................       B                0.00%  $     148.80           657
EQ/Capital Guardian Research ................       A                0.60%         11.74       152,099
EQ/Capital Guardian Research ................       A                0.00%         10.39        45,691
EQ/Capital Guardian Research ................       A                0.35%         15.23        44,202
EQ/Capital Guardian Research ................       A                0.35%         10.37        14,170
EQ/Capital Guardian Research ................       A                0.35%         10.17       164,493
EQ/Capital Guardian Research ................       A                0.75%         12.75        17,310

EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%  $     116.44           947
EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%        116.44             5
EQ/Caywood-Scholl High Yield Bond ...........       B                0.00%         18.22        18,861
EQ/Caywood-Scholl High Yield Bond ...........       B                0.35%         16.09        48,496
EQ/Caywood-Scholl High Yield Bond ...........       B                0.35%         16.18       268,029
EQ/Caywood-Scholl High Yield Bond ...........       B                0.75%         22.50       263,872

EQ/Equity 500 Index .........................       B                0.00%  $     116.38         7,139
EQ/Equity 500 Index .........................       B                0.00%        116.38           696

EQ/Evergreen International Bond .............       B                0.00%  $     110.57           858
EQ/Evergreen International Bond .............       B                0.00%        110.57            10

EQ/Evergreen Omega ..........................       B                0.00%  $     108.08           238

EQ/FI Mid Cap ...............................       B                0.00%  $     151.40         3,440
EQ/FI Mid Cap ...............................       A                0.35%         17.87       184,829
EQ/FI Mid Cap ...............................       A                0.35%         17.09        10,898

EQ/GAMCO Mergers and Acquisitions ...........       B                0.00%  $     123.00         1,448

EQ/GAMCO Small Company Value ................       B                0.00%  $     153.87         3,230
EQ/GAMCO Small Company Value ................       B                0.00%        153.87           132
EQ/GAMCO Small Company Value ................       B                0.00%         33.77       113,043
EQ/GAMCO Small Company Value ................       B                0.35%         20.94       428,356
EQ/GAMCO Small Company Value ................       B                0.35%         20.13        18,488
EQ/GAMCO Small Company Value ................       B                0.35%         26.23        68,411
EQ/GAMCO Small Company Value ................       B                0.35%         27.77       856,806
EQ/GAMCO Small Company Value ................       B                0.75%         50.64       844,071

EQ/Government Securities ....................       A                0.00%  $      15.35       238,896
EQ/Government Securities ....................       A                0.35%         11.97       208,206
EQ/Government Securities ....................       A                0.35%         11.97         8,469
EQ/Government Securities ....................       A                0.35%         14.08        26,053
EQ/Government Securities ....................       A                0.35%         14.03       230,197
EQ/Government Securities ....................       A                0.75%         16.87       103,484

EQ/International Growth .....................       B                0.00%  $     169.40         1,026
EQ/International Growth .....................       B                0.00%        169.40           455
EQ/International Growth .....................       B                0.00%         16.23        14,854
EQ/International Growth .....................       B                0.35%         14.68        66,987
EQ/International Growth .....................       B                0.35%         15.62       540,759
EQ/International Growth .....................       B                0.75%         23.27       635,516

EQ/JPMorgan Core Bond .......................       B                0.00%  $     128.15         2,448
EQ/JPMorgan Core Bond .......................       A                0.00%         14.18     1,860,538
EQ/JPMorgan Core Bond .......................       A                0.35%         14.57       351,513
EQ/JPMorgan Core Bond .......................       A                0.35%         14.49        13,797
EQ/JPMorgan Core Bond .......................       A                0.35%         13.91        20,123
EQ/JPMorgan Core Bond .......................       A                0.35%         14.12       147,192

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

              Fund Name                                     Option
------------------------------------- --------------------------------------------------
EQ/JPMorgan Value Opportunities ..... Incentive Life Legacy
EQ/JPMorgan Value Opportunities ..... MONY Corporate Sponsored Variable Universal Life

EQ/Legg Mason Value Equity .......... Incentive Life Legacy

EQ/Long Term Bond ................... Incentive Life Legacy
EQ/Long Term Bond ................... MONY Corporate Sponsored Variable Universal Life
EQ/Long Term Bond ................... MONY Variable Universal Life
EQ/Long Term Bond ................... Survivorship Variable Universal Life
EQ/Long Term Bond ................... MONY Custom Estate Master
EQ/Long Term Bond ................... MONY Custom Equity Master
EQ/Long Term Bond ................... MONY Strategist
EQ/Long Term Bond ................... MONY Equity Master

EQ/Lord Abbett Growth and Income .... Incentive Life Legacy
EQ/Lord Abbett Growth and Income .... MONY Variable Universal Life
EQ/Lord Abbett Growth and Income .... Survivorship Variable Universal Life
EQ/Lord Abbett Growth and Income .... MONY Custom Estate Master
EQ/Lord Abbett Growth and Income .... MONY Custom Equity Master

EQ/Lord Abbett Large Cap Core ....... Incentive Life Legacy

EQ/Lord Abbett Mid Cap Value ........ Incentive Life Legacy
EQ/Lord Abbett Mid Cap Value ........ MONY Corporate Sponsored Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ MONY Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ Survivorship Variable Universal Life
EQ/Lord Abbett Mid Cap Value ........ MONY Custom Estate Master
EQ/Lord Abbett Mid Cap Value ........ MONY Custom Equity Master

EQ/Marsico Focus .................... Incentive Life Legacy
EQ/Marsico Focus .................... Incentive Life Legacy
EQ/Marsico Focus .................... MONY Custom Estate Master
EQ/Marsico Focus .................... MONY Custom Equity Master
EQ/Marsico Focus .................... MONY Equity Master

EQ/Money Market ..................... Incentive Life Legacy
EQ/Money Market ..................... MONY Corporate Sponsored Variable Universal Life
EQ/Money Market ..................... MONY Variable Universal Life
EQ/Money Market ..................... Survivorship Variable Universal Life
EQ/Money Market ..................... MONY Custom Estate Master
EQ/Money Market ..................... MONY Custom Equity Master
EQ/Money Market ..................... MONY Strategist
EQ/Money Market ..................... MONY Equity Master

EQ/Montag & Caldwell Growth ......... Incentive Life Legacy
EQ/Montag & Caldwell Growth ......... MONY Corporate Sponsored Variable Universal Life
EQ/Montag & Caldwell Growth ......... MONY Variable Universal Life
EQ/Montag & Caldwell Growth ......... Survivorship Variable Universal Life
EQ/Montag & Caldwell Growth ......... MONY Custom Estate Master
EQ/Montag & Caldwell Growth ......... MONY Custom Equity Master
EQ/Montag & Caldwell Growth ......... MONY Equity Master

EQ/PIMCO Real Return ................ Incentive Life Legacy
EQ/PIMCO Real Return ................ Incentive Life Legacy
EQ/PIMCO Real Return ................ MONY Corporate Sponsored Variable Universal Life
EQ/PIMCO Real Return ................ MONY Variable Universal Life
EQ/PIMCO Real Return ................ Survivorship Variable Universal Life
EQ/PIMCO Real Return ................ MONY Custom Estate Master
EQ/PIMCO Real Return ................ MONY Custom Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
EQ/JPMorgan Value Opportunities .............       B                0.00%  $     181.02           393
EQ/JPMorgan Value Opportunities .............       A                0.00%          9.12            --

EQ/Legg Mason Value Equity ..................       B                0.00%  $     107.28           710

EQ/Long Term Bond ...........................       B                0.00%  $     110.33           771
EQ/Long Term Bond ...........................       A                0.00%         18.24        20,420
EQ/Long Term Bond ...........................       A                0.35%         14.15       116,611
EQ/Long Term Bond ...........................       A                0.35%         14.33         4,080
EQ/Long Term Bond ...........................       A                0.35%         16.48        34,702
EQ/Long Term Bond ...........................       A                0.35%         16.02       243,412
EQ/Long Term Bond ...........................       A                0.60%         52.73           772
EQ/Long Term Bond ...........................       A                0.75%         23.04       103,313

EQ/Lord Abbett Growth and Income ............       B                0.00%  $     129.70           497
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.50       312,757
EQ/Lord Abbett Growth and Income ............       A                0.35%         14.59        11,244
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.51        12,186
EQ/Lord Abbett Growth and Income ............       A                0.35%         15.42       171,971

EQ/Lord Abbett Large Cap Core ...............       B                0.00%  $     132.91           252

EQ/Lord Abbett Mid Cap Value ................       B                0.00%  $     127.19           931
EQ/Lord Abbett Mid Cap Value ................       A                0.00%         16.64       451,783
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         17.49       213,647
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         15.66         4,837
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         16.02        18,188
EQ/Lord Abbett Mid Cap Value ................       A                0.35%         16.02       203,781

EQ/Marsico Focus ............................       B                0.00%  $     187.95         4,334
EQ/Marsico Focus ............................       B                0.00%        187.95           216
EQ/Marsico Focus ............................       B                0.35%         13.15        79,771
EQ/Marsico Focus ............................       B                0.35%         13.15       643,811
EQ/Marsico Focus ............................       B                0.75%         13.03       229,398

EQ/Money Market .............................       B                0.00%  $     128.77         9,180
EQ/Money Market .............................       A                0.00%         11.12     3,452,039
EQ/Money Market .............................       A                0.35%         11.03       234,067
EQ/Money Market .............................       A                0.35%         11.03           291
EQ/Money Market .............................       A                0.35%         11.03       125,643
EQ/Money Market .............................       A                0.35%         11.03       516,512
EQ/Money Market .............................       A                0.60%         10.97        13,671
EQ/Money Market .............................       A                0.75%         10.92       308,850

EQ/Montag & Caldwell Growth .................       B                0.00%  $     144.30           686
EQ/Montag & Caldwell Growth .................       B                0.00%         10.67        33,877
EQ/Montag & Caldwell Growth .................       B                0.35%         13.23       630,117
EQ/Montag & Caldwell Growth .................       B                0.35%         12.94        16,798
EQ/Montag & Caldwell Growth .................       B                0.35%         12.57       436,466
EQ/Montag & Caldwell Growth .................       B                0.35%         12.92     3,379,023
EQ/Montag & Caldwell Growth .................       B                0.75%         10.12       442,859

EQ/PIMCO Real Return ........................       B                0.00%  $     112.18           895
EQ/PIMCO Real Return ........................       B                0.00%        112.18             8
EQ/PIMCO Real Return ........................       B                0.00%         13.13       124,705
EQ/PIMCO Real Return ........................       B                0.35%         13.08       123,204
EQ/PIMCO Real Return ........................       B                0.35%         13.01         4,990
EQ/PIMCO Real Return ........................       B                0.35%         12.97         5,612
EQ/PIMCO Real Return ........................       B                0.35%         13.00        50,159

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                 Fund Name                                        Option
------------------------------------------- --------------------------------------------------
EQ/Short Duration Bond .................... Incentive Life Legacy
EQ/Short Duration Bond .................... Incentive Life Legacy
EQ/Short Duration Bond .................... MONY Corporate Sponsored Variable Universal Life
EQ/Short Duration Bond .................... MONY Variable Universal Life

EQ/Small Company Index .................... Incentive Life Legacy
EQ/Small Company Index .................... Incentive Life Legacy
EQ/Small Company Index .................... MONY Corporate Sponsored Variable Universal Life
EQ/Small Company Index .................... MONY Variable Universal Life

EQ/T. Rowe Price Growth Stock ............. Incentive Life Legacy
EQ/T. Rowe Price Growth Stock ............. MONY Corporate Sponsored Variable Universal Life
EQ/T. Rowe Price Growth Stock ............. MONY Custom Estate Master
EQ/T. Rowe Price Growth Stock ............. MONY Custom Equity Master
EQ/T. Rowe Price Growth Stock ............. MONY Equity Master

EQ/UBS Growth and Income .................. Incentive Life Legacy
EQ/UBS Growth and Income .................. MONY Variable Universal Life
EQ/UBS Growth and Income .................. Survivorship Variable Universal Life
EQ/UBS Growth and Income .................. MONY Custom Estate Master
EQ/UBS Growth and Income .................. MONY Custom Equity Master
EQ/UBS Growth and Income .................. MONY Equity Master

EQ/Van Kampen Comstock .................... Incentive Life Legacy

EQ/Van Kampen Emerging Markets Equity ..... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... Incentive Life Legacy
EQ/Van Kampen Emerging Markets Equity ..... MONY Variable Universal Life
EQ/Van Kampen Emerging Markets Equity ..... Survivorship Variable Universal Life

EQ/Van Kampen Mid Cap Growth .............. Incentive Life Legacy
EQ/Van Kampen Mid Cap Growth .............. MONY Corporate Sponsored Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. MONY Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. Survivorship Variable Universal Life
EQ/Van Kampen Mid Cap Growth .............. MONY Custom Estate Master
EQ/Van Kampen Mid Cap Growth .............. MONY Custom Equity Master

EQ/Van Kampen Real Estate ................. Incentive Life Legacy
EQ/Van Kampen Real Estate ................. MONY Corporate Sponsored Variable Universal Life
EQ/Van Kampen Real Estate ................. MONY Variable Universal Life
EQ/Van Kampen Real Estate ................. Survivorship Variable Universal Life
EQ/Van Kampen Real Estate ................. MONY Custom Estate Master
EQ/Van Kampen Real Estate ................. MONY Custom Equity Master

Fidelity VIP Asset Manager ................ MONY Corporate Sponsored Variable Universal Life

Fidelity VIP Contrafund(R) ................ MONY Corporate Sponsored Variable Universal Life
Fidelity VIP Contrafund(R) ................ MONY Custom Estate Master
Fidelity VIP Contrafund(R) ................ MONY Custom Equity Master
Fidelity VIP Contrafund(R) ................ MONY Equity Master

Fidelity VIP Growth and Income ............ MONY Corporate Sponsored Variable Universal Life

Franklin Income Securities ................ MONY Corporate Sponsored Variable Universal Life
Franklin Income Securities ................ MONY Variable Universal Life
Franklin Income Securities ................ Survivorship Variable Universal Life

Franklin Rising Dividends Securities ...... MONY Variable Universal Life

Franklin Zero Coupon 2010 ................. MONY Variable Universal Life

Janus Aspen Series Balanced ............... MONY Custom Estate Master
Janus Aspen Series Balanced ............... MONY Custom Equity Master
Janus Aspen Series Balanced ............... MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------------- ------------   ------------   ------------  ------------
EQ/Short Duration Bond ......................       B                0.00%  $     110.25           229
EQ/Short Duration Bond ......................       B                0.00%        110.25             8
EQ/Short Duration Bond ......................       A                0.00%         14.80        38,068
EQ/Short Duration Bond ......................       B                0.35%         11.14         8,494

EQ/Small Company Index ......................       B                0.00%  $     171.06         2,805
EQ/Small Company Index ......................       B                0.00%        171.06             5
EQ/Small Company Index ......................       A                0.00%          9.38       504,587
EQ/Small Company Index ......................       A                0.35%         17.38        54,737

EQ/T. Rowe Price Growth Stock ...............       B                0.00%  $     119.39           591
EQ/T. Rowe Price Growth Stock ...............       B                0.00%         13.89       165,758
EQ/T. Rowe Price Growth Stock ...............       B                0.35%         11.33       130,058
EQ/T. Rowe Price Growth Stock ...............       B                0.35%         11.45     1,121,540
EQ/T. Rowe Price Growth Stock ...............       B                0.75%         23.88     1,454,480

EQ/UBS Growth and Income ....................       B                0.00%  $     137.92           479
EQ/UBS Growth and Income ....................       B                0.35%         14.32       172,389
EQ/UBS Growth and Income ....................       B                0.35%         13.54         5,381
EQ/UBS Growth and Income ....................       B                0.35%         13.79       147,759
EQ/UBS Growth and Income ....................       B                0.35%         14.01       970,869
EQ/UBS Growth and Income ....................       B                0.75%         11.10       281,619

EQ/Van Kampen Comstock ......................       B                0.00%  $     118.91           501

EQ/Van Kampen Emerging Markets Equity .......       B                0.00%  $     304.02         4,113
EQ/Van Kampen Emerging Markets Equity .......       B                0.00%        304.02            63
EQ/Van Kampen Emerging Markets Equity .......       A                0.35%         41.87        38,382
EQ/Van Kampen Emerging Markets Equity .......       A                0.35%         39.42         5,490

EQ/Van Kampen Mid Cap Growth ................       B                0.00%  $     166.98         1,396
EQ/Van Kampen Mid Cap Growth ................       A                0.00%         20.27       200,264
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         12.38       434,926
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         12.29        18,622
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         19.88         6,828
EQ/Van Kampen Mid Cap Growth ................       A                0.35%         19.24       134,204

EQ/Van Kampen Real Estate ...................       B                0.00%  $      83.44           405
EQ/Van Kampen Real Estate ...................       A                0.00%         22.99        68,932
EQ/Van Kampen Real Estate ...................       A                0.35%         24.62       154,037
EQ/Van Kampen Real Estate ...................       A                0.35%         22.94         7,199
EQ/Van Kampen Real Estate ...................       A                0.35%         22.38         6,632
EQ/Van Kampen Real Estate ...................       A                0.35%         22.59        94,379

Fidelity VIP Asset Manager ..................    Initial             0.00%  $      13.74        14,985

Fidelity VIP Contrafund(R) ..................    Initial             0.00%  $      17.96     1,154,664
Fidelity VIP Contrafund(R) ..................    Service             0.35%         17.31        82,103
Fidelity VIP Contrafund(R) ..................    Service             0.35%         18.62     1,041,363
Fidelity VIP Contrafund(R) ..................    Service             0.75%         16.12       610,340

Fidelity VIP Growth and Income ..............    Initial             0.00%  $      13.15       146,987

Franklin Income Securities ..................       2                0.00%  $       9.99       431,947
Franklin Income Securities ..................       2                0.35%         15.75       418,367
Franklin Income Securities ..................       2                0.35%          9.99        17,997

Franklin Rising Dividends Securities ........       2                0.35%  $      14.64        39,654

Franklin Zero Coupon 2010 ...................       2                0.35%  $      11.86         9,493

Janus Aspen Series Balanced .................  Institutional         0.35%  $      14.48        71,403
Janus Aspen Series Balanced .................  Institutional         0.35%         14.74       466,217
Janus Aspen Series Balanced .................  Institutional         0.75%         14.22        87,545

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                  Fund Name                                         Option
--------------------------------------------- --------------------------------------------------
Janus Aspen Series Forty .................... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Forty .................... MONY Variable Universal Life
Janus Aspen Series Forty .................... Survivorship Variable Universal Life
Janus Aspen Series Forty .................... MONY Custom Estate Master
Janus Aspen Series Forty .................... MONY Custom Equity Master
Janus Aspen Series Forty .................... MONY Equity Master

Janus Aspen Series International Growth ..... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series International Growth ..... MONY Variable Universal Life
Janus Aspen Series International Growth ..... Survivorship Variable Universal Life

Janus Aspen Series Mid Cap Growth ........... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Mid Cap Growth ........... MONY Custom Estate Master
Janus Aspen Series Mid Cap Growth ........... MONY Custom Equity Master
Janus Aspen Series Mid Cap Growth ........... MONY Equity Master

Janus Aspen Series Mid Cap Value ............ MONY Corporate Sponsored Variable Universal Life

Janus Aspen Series Worldwide Growth ......... MONY Corporate Sponsored Variable Universal Life
Janus Aspen Series Worldwide Growth ......... MONY Custom Estate Master
Janus Aspen Series Worldwide Growth ......... MONY Custom Equity Master
Janus Aspen Series Worldwide Growth ......... MONY Equity Master

MarketPLUS International Core ............... Incentive Life Legacy
MarketPLUS International Core ............... Incentive Life Legacy

MarketPLUS Large Cap Core ................... Incentive Life Legacy

MarketPLUS Large Cap Growth ................. Incentive Life Legacy

MarketPLUS Mid Cap Value .................... Incentive Life Legacy

MFS(R) Utilities ............................ MONY Corporate Sponsored Variable Universal Life
MFS(R) Utilities ............................ MONY Variable Universal Life
MFS(R) Utilities ............................ Survivorship Variable Universal Life

Multimanager Aggressive Equity .............. Incentive Life Legacy

Multimanager Core Bond ...................... Incentive Life Legacy
Multimanager Core Bond ...................... MONY Corporate Sponsored Variable Universal Life

Multimanager Health Care .................... Incentive Life Legacy

Multimanager High Yield ..................... Incentive Life Legacy
Multimanager High Yield ..................... Incentive Life Legacy
Multimanager High Yield ..................... MONY Variable Universal Life
Multimanager High Yield ..................... Survivorship Variable Universal Life

Multimanager International Equity ........... Incentive Life Legacy

Multimanager Large Cap Core Equity .......... Incentive Life Legacy

Multimanager Large Cap Growth ............... Incentive Life Legacy
Multimanager Large Cap Growth ............... Incentive Life Legacy

Multimanager Large Cap Value ................ Incentive Life Legacy
Multimanager Large Cap Value ................ MONY Corporate Sponsored Variable Universal Life

Multimanager Mid Cap Growth ................. Incentive Life Legacy

Multimanager Mid Cap Value .................. Incentive Life Legacy
Multimanager Mid Cap Value .................. Incentive Life Legacy

Multimanager Small Cap Growth ............... Incentive Life Legacy
Multimanager Small Cap Growth ............... MONY Corporate Sponsored Variable Universal Life
Multimanager Small Cap Growth ............... MONY Variable Universal Life
Multimanager Small Cap Growth ............... Survivorship Variable Universal Life
Multimanager Small Cap Growth ............... MONY Custom Estate Master
Multimanager Small Cap Growth ............... MONY Custom Equity Master
Multimanager Small Cap Growth ............... MONY Equity Master

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
Janus Aspen Series Forty ....................  Institutional         0.00%  $      12.92       776,553
Janus Aspen Series Forty ....................    Service             0.35%         20.68       121,903
Janus Aspen Series Forty ....................    Service             0.35%         20.85         5,541
Janus Aspen Series Forty ....................  Institutional         0.35%         15.80        60,133
Janus Aspen Series Forty ....................  Institutional         0.35%         16.68       527,098
Janus Aspen Series Forty ....................  Institutional         0.75%         12.32       437,829

Janus Aspen Series International Growth .....  Institutional         0.00%  $      23.39       350,051
Janus Aspen Series International Growth .....    Service             0.35%         31.12       197,285
Janus Aspen Series International Growth .....    Service             0.35%         31.04         8,540

Janus Aspen Series Mid Cap Growth ...........  Institutional         0.00%  $       8.52       392,502
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.35%          8.49        88,429
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.35%         10.25     1,185,068
Janus Aspen Series Mid Cap Growth ...........  Institutional         0.75%         13.75       110,495

Janus Aspen Series Mid Cap Value ............    Service             0.00%  $      16.01       208,859

Janus Aspen Series Worldwide Growth .........  Institutional         0.00%  $      10.01        94,856
Janus Aspen Series Worldwide Growth .........  Institutional         0.35%          9.75        88,660
Janus Aspen Series Worldwide Growth .........  Institutional         0.35%         11.08       921,175
Janus Aspen Series Worldwide Growth .........  Institutional         0.75%          7.85       569,308

MarketPLUS International Core ...............       B                0.00%  $     171.65           609
MarketPLUS International Core ...............       B                0.00%        171.65             6

MarketPLUS Large Cap Core ...................       B                0.00%  $     116.64           123

MarketPLUS Large Cap Growth .................       B                0.00%  $     198.96           640

MarketPLUS Mid Cap Value ....................       B                0.00%  $     196.96         1,590

MFS(R) Utilities ............................    Initial             0.00%  $      31.68        24,321
MFS(R) Utilities ............................    Initial             0.35%         29.71        51,877
MFS(R) Utilities ............................    Initial             0.35%         28.47         3,875

Multimanager Aggressive Equity ..............       B                0.00%  $     101.51           418

Multimanager Core Bond ......................       B                0.00%  $     130.81         1,527
Multimanager Core Bond ......................       B                0.00%         10.26            --

Multimanager Health Care ....................       B                0.00%  $     140.94           790

Multimanager High Yield .....................       B                0.00%  $     138.09         3,359
Multimanager High Yield .....................       B                0.00%        138.09            36
Multimanager High Yield .....................       A                0.35%         15.39        91,599
Multimanager High Yield .....................       A                0.35%         14.76         3,635

Multimanager International Equity ...........       B                0.00%  $     264.21           950

Multimanager Large Cap Core Equity ..........       B                0.00%  $     172.31           250

Multimanager Large Cap Growth ...............       B                0.00%  $     156.43           927
Multimanager Large Cap Growth ...............       B                0.00%        156.43           169
Multimanager Large Cap Value ................       B                0.00%  $     193.37         1,658
Multimanager Large Cap Value ................       B                0.00%          9.43            --

Multimanager Mid Cap Growth .................       B                0.00%  $     202.77           505

Multimanager Mid Cap Value ..................       B                0.00%  $     149.14           790
Multimanager Mid Cap Value ..................       B                0.00%        149.14             8

Multimanager Small Cap Growth ...............       B                0.00%  $     141.15         1,221
Multimanager Small Cap Growth ...............       B                0.00%         13.70       154,153
Multimanager Small Cap Growth ...............       B                0.35%         13.39       253,802
Multimanager Small Cap Growth ...............       B                0.35%         13.32         1,950
Multimanager Small Cap Growth ...............       B                0.35%         19.23        55,071
Multimanager Small Cap Growth ...............       B                0.35%         19.77       450,783
Multimanager Small Cap Growth ...............       B                0.75%         12.53       110,059

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2007

                Fund Name                                      Option
---------------------------------------- --------------------------------------------------
Multimanager Small Cap Value ........... Incentive Life Legacy
Multimanager Small Cap Value ........... Incentive Life Legacy

Multimanager Technology ................ Incentive Life Legacy

Oppenheimer Global Securities .......... MONY Variable Universal Life

PIMCO Global Bond (Unhedged) ........... MONY Variable Universal Life
PIMCO Global Bond (Unhedged) ........... Survivorship Variable Universal Life
PIMCO Global Bond (Unhedged) ........... MONY Custom Estate Master
PIMCO Global Bond (Unhedged) ........... MONY Custom Equity Master

PIMCO StocksPLUS Growth and Income ..... MONY Variable Universal Life
PIMCO StocksPLUS Growth and Income ..... Survivorship Variable Universal Life

UIF Emerging Markets Debt .............. MONY Corporate Sponsored Variable Universal Life

UIF Global Value Equity ................ MONY Corporate Sponsored Variable Universal Life
UIF Global Value Equity ................ MONY Variable Universal Life
UIF Global Value Equity ................ Survivorship Variable Universal Life

Van Eck Worldwide Bond ................. MONY Corporate Sponsored Variable Universal Life

Van Eck Worldwide Emerging Markets ..... MONY Corporate Sponsored Variable Universal Life

Van Eck Worldwide Hard Assets .......... MONY Corporate Sponsored Variable Universal Life

                                                              Mortality
                                                                  &
                                                               Expense       Unit Fair       Units
                    Fund Name                     Class         Ratio          Value      Outstanding
--------------------------------------        ------------   ------------   ------------  ------------
Multimanager Small Cap Value ................       B                0.00%  $     207.32           488
Multimanager Small Cap Value ................       B                0.00%        207.32             2

Multimanager Technology .....................       B                0.00%  $     217.54           790

Oppenheimer Global Securities ...............    Service             0.35%  $      21.15        98,572

PIMCO Global Bond (Unhedged) ................  Administrative        0.35%  $      15.97       115,232
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         16.02         4,074
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         14.60         4,724
PIMCO Global Bond (Unhedged) ................  Administrative        0.35%         15.39        53,718

PIMCO StocksPLUS Growth and Income ..........  Administrative        0.35%  $      15.17       308,224
PIMCO StocksPLUS Growth and Income ..........  Administrative        0.35%         15.43         4,398

UIF Emerging Markets Debt ...................       I                0.00%  $      19.23        25,554

UIF Global Value Equity .....................       I                0.00%  $      15.84        78,480
UIF Global Value Equity .....................       I                0.35%         16.70        37,961
UIF Global Value Equity .....................       I                0.35%         19.05         1,013

Van Eck Worldwide Bond ......................    Initial             0.00%  $      17.60         7,400

Van Eck Worldwide Emerging Markets ..........    Initial             0.00%  $      25.32       229,915

Van Eck Worldwide Hard Assets ...............    Initial             0.00%  $      47.84        25,882

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                        AIM V.I.          AIM V.I.
                                                        Financial          Global              AIM V.I.          All Asset
                                                        Services         Health Care          Technology         Allocation
                                                    ----------------   ----------------   ----------------   ----------------
Income:
 Dividend income .................................  $          6,270                 --                 --   $      3,456,852
Expenses:
Mortality and expense risk charges ...............            (1,251)            (2,751)              (668)          (658,682)
                                                    ----------------   ----------------   ----------------   ----------------
Net investment income/(loss) .....................             5,019             (2,751)              (668)         2,798,170
                                                    ----------------   ----------------   ----------------   ----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            17,880             44,713              8,482         (2,216,908)
 Realized gain distributions .....................            23,671                 --                 --                 --
                                                    ----------------   ----------------   ----------------   ----------------
Realized gain/(loss) .............................            41,551             44,713              8,482         (2,216,908)
                                                    ----------------   ----------------   ----------------   ----------------
Change in unrealized appreciation/(depreciation)..          (130,782)            41,553              4,752          3,169,348
                                                    ----------------   ----------------   ----------------   ----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $        (84,212)  $         83,515   $         12,566   $      3,750,610
                                                    ================   ================   ================   ================

                                                     AXA Aggressive     AXA Conservative    AXA Conservative-     AXA Moderate
                                                       Allocation           Allocation       Plus Allocation       Allocation
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          93,071   $           4,621   $          19,614   $         129,276
Expenses:
Mortality and expense risk charges ...............               (342)                 (2)                (89)               (439)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             92,729               4,619              19,525             128,837
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .              6,209                 106               2,246               3,660
 Realized gain distributions .....................            108,358               1,811               8,650              48,851
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            114,567               1,917              10,896              52,511
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..           (185,381)             (2,873)            (20,354)           (110,690)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          21,915   $           3,663   $          10,067   $          70,658
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                            AXA Moderate-          Dreyfus Stock       EQ/AllianceBernstein
                                                           Plus Allocation        Index Fund, Inc.         Common Stock
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $            343,705   $          1,283,040   $             12,801
Expenses:
Mortality and expense risk charges ....................                (1,491)              (382,550)                (1,060)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................               342,214                900,490                 11,741
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                20,574              6,575,922                 16,542
 Realized gain distributions ..........................               272,921                     --                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................               293,495              6,575,922                 16,542
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......              (396,911)            (3,554,649)               (23,744)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            238,798   $          3,921,763   $              4,539
                                                         ====================   ====================   ====================


                                                          EQ/AllianceBernstein
                                                              Intermediate
                                                               Government          EQ/AllianceBernstein     EQ/AllianceBernstein
                                                             Securities (a)            International          Large Cap Growth
                                                         ----------------------   ----------------------   ----------------------
Income:
 Dividend income ......................................  $                2,481   $               57,530   $                   --
Expenses:
Mortality and expense risk charges ....................                      --                  (24,871)                      --
                                                         ----------------------   ----------------------   ----------------------
Net investment income/(loss) ..........................                   2,481                   32,659                       --
                                                         ----------------------   ----------------------   ----------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                      17                1,108,096                      559
 Realized gain distributions ..........................                      --                  363,418                       --
                                                         ----------------------   ----------------------   ----------------------
Realized gain/(loss) ..................................                      17                1,471,514                      559
                                                         ----------------------   ----------------------   ----------------------
Change in unrealized appreciation/(depreciation) ......                    (895)              (1,024,527)                   4,947
                                                         ----------------------   ----------------------   ----------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $                1,603   $              479,646   $                5,506
                                                         ======================   ======================   ======================


                                                    EQ/AllianceBernstein
                                                        Quality Bond
                                                    --------------------
Income:
 Dividend income .................................  $              5,157
Expenses:
Mortality and expense risk charges ...............                    --
                                                    --------------------
Net investment income/(loss) .....................                 5,157
                                                    --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .                   281
 Realized gain distributions .....................                    --
                                                    --------------------
Realized gain/(loss) .............................                   281
                                                    --------------------
Change in unrealized appreciation/(depreciation) .                (2,506)
                                                    --------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $              2,932
                                                    ====================

-------
(a) Commenced operations on April 27, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                          EQ/AllianceBernstein
                                                               Small Cap          EQ/AllianceBernstein         EQ/Ariel
                                                                Growth                   Value             Appreciation II
                                                         ----------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                   --   $            220,514   $                 66
Expenses:
Mortality and expense risk charges ....................                  (1,061)                (3,438)                    --
                                                         ----------------------   --------------------   --------------------
Net investment income/(loss) ..........................                  (1,061)               217,076                     66
                                                         ----------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                  23,499                  1,977                     14
 Realized gain distributions ..........................                 119,386                813,925                     89
                                                         ----------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 142,885                815,902                    103
                                                         ----------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                 (90,207)            (1,134,987)                (1,338)
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $               51,617   $           (102,009)  $             (1,169)
                                                         ======================   ====================   ====================

                                                     EQ/AXA Rosenberg      EQ/BlackRock       EQ/BlackRock
                                                       Value Long/         Basic Value        International          EQ/Bond
                                                     Short Equity (a)         Equity              Value               Index
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $             120   $          13,161   $         255,254   $         259,261
Expenses:
Mortality and expense risk charges ...............                 --                (374)            (32,157)            (36,050)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................                120              12,787             223,097             223,211
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .                 (6)              2,625             414,201            (265,251)
 Realized gain distributions .....................                 --              89,125           1,212,766                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................                 (6)             91,750           1,626,967            (265,251)
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation) .                 55            (111,525)           (704,927)            408,044
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $             169   $          (6,988)  $       1,145,137   $         366,004
                                                    =================   =================   =================   =================

-------
(a) Commenced operations on April 27, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                                    EQ/Calvert
                                                          EQ/Boston Advisors         Socially               EQ/Capital
                                                             Equity Income          Responsible           Guardian Growth
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $            741,995   $              8,956   $                 --
Expenses:
Mortality and expense risk charges ....................               (64,361)                (7,858)                (2,325)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................               677,634                  1,098                 (2,325)
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               927,734                 92,077                 25,922
 Realized gain distributions ..........................             2,165,791                 93,588                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................             3,093,525                185,665                 25,922
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......            (3,435,956)                34,014               (207,035)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            335,203   $            220,777   $           (183,438)
                                                         ====================   ====================   ====================

                                                        EQ/Capital      EQ/Caywood-Scholl       EQ/Equity          EQ/Evergreen
                                                    Guardian Research    High Yield Bond        500 Index       International Bond
                                                    -----------------   -----------------   -----------------   ------------------
Income:
 Dividend income .................................  $          63,194   $         769,623   $          11,895   $            1,939
Expenses:
Mortality and expense risk charges ...............            (13,853)            (69,028)                 --                   --
                                                    -----------------   -----------------   -----------------   ------------------
Net investment income/(loss) .....................             49,341             700,595              11,895                1,939
                                                    -----------------   -----------------   -----------------   ------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .             19,172             112,488               4,272                  111
 Realized gain distributions .....................             54,409                  --              24,585                   28
                                                    -----------------   -----------------   -----------------   ------------------
Realized gain/(loss) .............................             73,581             112,488              28,857                  139
                                                    -----------------   -----------------   -----------------   ------------------
Change in unrealized appreciation/(depreciation) .           (127,575)           (557,133)            (37,870)               2,947
                                                    -----------------   -----------------   -----------------   ------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          (4,653)  $         255,950   $           2,882   $            5,025
                                                    =================   =================   =================   ==================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                                                             EQ/GAMCO
                                                              EQ/Evergreen              EQ/FI               Mergers and
                                                                  Omega                Mid Cap             Acquisitions
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                 --   $                 --   $              1,219
Expenses:
Mortality and expense risk charges ....................                    --                (11,103)                    --
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                    --                (11,103)                 1,219
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                    56                207,082                     77
 Realized gain distributions ..........................                   869                513,210                  7,423
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                   925                720,292                  7,500
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                (1,026)              (496,431)                (9,001)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $               (101)  $            212,758   $               (282)
                                                         ====================   ====================   ====================

                                                          EQ/GAMCO           EQ/Government     EQ/International     EQ/JPMorgan
                                                    Small Company Value        Securities           Growth           Core Bond
                                                    --------------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $            353,272   $         532,469   $         125,232  $       1,585,326
Expenses:
Mortality and expense risk charges ...............              (489,824)            (55,301)           (142,190)           (49,714)
                                                    --------------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................              (136,552)            477,168             (16,958)         1,535,612
                                                    --------------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .             6,037,137            (163,426)            879,543           (366,270)
 Realized gain distributions .....................             2,934,380                  --             852,059                 --
                                                    --------------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................             8,971,517            (163,426)          1,731,602           (366,270)
                                                    --------------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation) .            (1,627,496)            390,174           1,654,254           (779,659)
                                                    --------------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          7,207,469   $         703,917   $       3,368,898  $         389,683
                                                    ====================   =================   =================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                              EQ/JPMorgan          EQ/Legg Mason             EQ/Long
                                                          Value Opportunities      Value Equity             Term Bond
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $              1,053   $                 --   $            372,175
Expenses:
Mortality and expense risk charges ....................                    --                     --                (46,775)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                 1,053                     --                325,400
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                  (680)                  (221)               (71,708)
 Realized gain distributions ..........................                 9,913                  1,440                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 9,233                  1,219                (71,708)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (13,636)                (6,956)               406,490
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (3,350)  $             (5,737)  $            660,182
                                                         ====================   ====================   ====================

                                                     EQ/Lord Abbett
                                                       Growth and        EQ/Lord Abbett       EQ/Lord Abbett       EQ/Marsico
                                                         Income          Large Cap Core       Mid Cap Value           Focus
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $         108,902   $             212   $         115,254   $          22,142
Expenses:
Mortality and expense risk charges ...............            (27,925)                 --             (53,699)            (54,721)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             80,977                 212              61,555             (32,579)
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .            450,797                 180           1,092,767             857,731
 Realized gain distributions .....................            303,915               1,018           1,005,521           1,052,115
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            754,712               1,198           2,098,288           1,909,846
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation) .           (574,646)               (878)         (2,028,338)           (277,867)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         261,043   $             532   $         131,505   $       1,599,400
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                               EQ/Money             EQ/Montag &              EQ/PIMCO
                                                                Market            Caldwell Growth           Real Return
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $          2,662,880   $            114,186   $             97,879
Expenses:
Mortality and expense risk charges ....................              (266,727)              (222,231)               (23,298)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................             2,396,153               (108,045)                74,581
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                 1,738              1,625,639               (174,785)
 Realized gain distributions ..........................                    --                     --                 35,008
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 1,738              1,625,639               (139,777)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                   760              9,309,227                544,565
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $          2,398,651   $         10,826,821   $            479,369
                                                         ====================   ====================   ====================

                                                         EQ/Short            EQ/Small       EQ/T. Rowe Price      EQ/UBS Growth
                                                      Duration Bond       Company Index       Growth Stock         and Income
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          31,225   $         101,999   $          38,124   $         178,702
Expenses:
Mortality and expense risk charges ...............             (5,961)             (1,926)           (329,777)            (93,624)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             25,264             100,073            (291,653)             85,078
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            (97,924)             10,856            (619,181)          1,007,258
 Realized gain distributions .....................                 --             431,148           2,824,141                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            (97,924)            442,004           2,204,960           1,007,258
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..            122,172            (578,664)          1,498,084            (878,404)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          49,512   $         (36,587)  $       3,411,391   $         213,932
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                   EQ/Van Kampen
                                                            EQ/Van Kampen            Emerging             EQ/Van Kampen
                                                               Comstock            Markets Equity         Mid Cap Growth
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $                950   $                 --   $             57,535
Expenses:
Mortality and expense risk charges ....................                    --                 (5,296)                (6,364)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                   950                 (5,296)                51,171
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                   (36)               182,629                 63,633
 Realized gain distributions ..........................                 1,958                514,783                465,524
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                 1,922                697,412                529,157
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                (5,807)                40,106               (298,471)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (2,935)  $            732,222   $            281,857
                                                         ====================   ====================   ====================

                                                                                                                  Fidelity VIP
                                                      EQ/Van Kampen       Fidelity VIP        Fidelity VIP         Growth and
                                                     Real Estate (b)      Asset Manager       Contrafund(R)          Income
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          77,284   $          10,906   $         431,185   $          27,361
Expenses:
Mortality and expense risk charges ...............            (12,195)               (736)           (182,804)             (5,589)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             65,089              10,170             248,381              21,772
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            239,913               1,444           3,862,032              35,314
 Realized gain distributions .....................             49,796               4,374          12,256,837              44,497
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            289,709               5,818          16,118,869              79,811
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..         (1,082,441)              9,060          (9,146,609)             16,472
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $        (727,643)  $          25,048   $       7,220,641   $         118,055
                                                    =================   =================   =================   =================

-------
(b) Commenced operations on August 17, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                            Franklin Income       Franklin Rising            Franklin
                                                               Securities       Dividends Securities     Zero Coupon 2010
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $             48,683   $             13,930   $              4,932
Expenses:
Mortality and expense risk charges ....................                (9,688)                (2,143)                  (371)
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                38,995                 11,787                  4,561
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               121,411                 35,967                   (987)
 Realized gain distributions ..........................                 9,028                  8,544                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................               130,439                 44,511                   (987)
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (32,524)               (73,106)                 4,738
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            136,910   $            (16,808)  $              8,312
                                                         ====================   ====================   ====================

                                                                                                 Janus Aspen        Janus Aspen
                                                       Janus Aspen         Janus Aspen      Series International     Series Mid
                                                     Series Balanced       Series Forty            Growth            Cap Growth
                                                    -----------------   -----------------   --------------------  -----------------
Income:
 Dividend income .................................  $         233,241   $          81,899   $             73,495  $          36,755
Expenses:
Mortality and expense risk charges ...............            (36,649)            (98,366)               (44,087)           (66,075)
                                                    -----------------   -----------------   --------------------  -----------------
Net investment income/(loss) .....................            196,592             (16,467)                29,408            (29,320)
                                                    -----------------   -----------------   --------------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares .            389,724           1,948,475              2,428,614          1,535,086
 Realized gain distributions .....................                 --                  --                     --             91,306
                                                    -----------------   -----------------   --------------------  -----------------
Realized gain/(loss) .............................            389,724           1,948,475              2,428,614          1,626,392
                                                    -----------------   -----------------   --------------------  -----------------
Change in unrealized appreciation/(depreciation) .            270,030           5,720,774                863,414          1,737,583
                                                    -----------------   -----------------   --------------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         856,346   $       7,652,782   $          3,321,436  $       3,334,655
                                                    =================   =================   ====================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                          Janus Aspen Series
                                                                Mid Cap          Janus Aspen Series
                                                                 Value            Worldwide Growth
                                                         --------------------   --------------------
Income:
 Dividend income ......................................  $             39,795   $            127,547
Expenses:
Mortality and expense risk charges ....................               (15,333)               (80,514)
                                                         --------------------   --------------------
Net investment income/(loss) ..........................                24,462                 47,033
                                                         --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               232,313                510,138
 Realized gain distributions ..........................               128,673                     --
                                                         --------------------   --------------------
Realized gain/(loss) ..................................               360,986                510,138
                                                         --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......              (254,999)               899,507
                                                         --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            130,449   $          1,456,678
                                                         ====================   ====================

                                                                                               MarketPLUS         MarketPLUS
                                                         MarketPLUS         MarketPLUS          Large Cap           Mid Cap
                                                    International Core    Large Cap Core         Growth              Value
                                                    ------------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $              377   $             157   $             366  $           3,410
Expenses:
Mortality and expense risk charges ...............                  --                  --                  --                 --
                                                    ------------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................                 377                 157                 366              3,410
                                                    ------------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..                 296                  29                 234                 74
 Realized gain distributions .....................              19,188               2,614                  --             76,370
                                                    ------------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................              19,484               2,643                 234             76,444
                                                    ------------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation)..             (14,059)             (2,963)              3,996            (99,620)
                                                    ------------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $            5,802   $            (163)  $           4,596  $         (19,766)
                                                    ==================   =================   =================  =================

                                                      MFS(R) Utilities
                                                    --------------------
Income:
 Dividend income .................................  $             21,614
Expenses:
Mortality and expense risk charges ...............                (8,211)
                                                    --------------------
Net investment income/(loss) .....................                13,403
                                                    --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..               265,122
 Realized gain distributions .....................               156,668
                                                    --------------------
Realized gain/(loss) .............................               421,790
                                                    --------------------
Change in unrealized appreciation/(depreciation)..               103,045
                                                    --------------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $            538,238
                                                    ====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                             Multimanager
                                                              Aggressive           Multimanager           Multimanager
                                                                Equity              Core Bond              Health Care
                                                         --------------------  --------------------   --------------------
Income:
 Dividend income ......................................  $                 --  $              3,672   $                 --
Expenses:
Mortality and expense risk charges ....................                    --                    --                     --
                                                         --------------------  --------------------   --------------------
Net investment income/(loss) ..........................                    --                 3,672                     --
                                                         --------------------  --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                    74                  (269)                   720
 Realized gain distributions ..........................                    --                    --                  7,559
                                                         --------------------  --------------------   --------------------
Realized gain/(loss) ..................................                    74                  (269)                 8,279
                                                         --------------------  --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......                 1,222                 4,500                 (5,542)
                                                         --------------------  --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $              1,296  $              7,903   $              2,737
                                                         ====================  ====================   ====================

                                                                           Multimanager       Multimanager
                                                      Multimanager        International         Large Cap         Multimanager
                                                       High Yield             Equity           Core Equity      Large Cap Growth
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $         148,027   $           1,584   $             171   $              --
Expenses:
Mortality and expense risk charges ...............             (5,119)                 --                  --                  --
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................            142,908               1,584                 171                  --
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..               (704)                876                 139                 223
 Realized gain distributions .....................                 --              12,274               2,466              16,668
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................               (704)             13,150               2,605              16,891
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..            (95,418)             (3,764)             (2,756)            (11,795)
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $          46,786   $          10,970   $              20   $           5,096
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                             Multimanager           Multimanager           Multimanager
                                                              Large Cap               Mid Cap                Mid Cap
                                                                Value                  Growth                 Value
                                                         --------------------   --------------------   --------------------
Income:
 Dividend income ......................................  $              3,357   $                 --   $                 --
Expenses:
Mortality and expense risk charges ....................                    --                     --                     --
                                                         --------------------   --------------------   --------------------
Net investment income/(loss) ..........................                 3,357                     --                     --
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......                   503                  1,246                  1,744
 Realized gain distributions ..........................                29,843                  8,996                  9,121
                                                         --------------------   --------------------   --------------------
Realized gain/(loss) ..................................                30,346                 10,242                 10,865
                                                         --------------------   --------------------   --------------------
Change in unrealized appreciation/(depreciation) ......               (36,506)                (9,087)               (16,055)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $             (2,803)  $              1,155   $             (5,190)
                                                         ====================   ====================   ====================

                                                       Multimanager       Multimanager                           Oppenheimer
                                                        Small Cap           Small Cap         Mulitmanager          Global
                                                          Growth              Value            Technology         Securities
                                                    -----------------   -----------------   -----------------  -----------------
Income:
 Dividend income .................................  $              --   $             354   $              --  $          22,686
Expenses:
Mortality and expense risk charges ...............            (74,504)                 --                  --             (7,131)
                                                    -----------------   -----------------   -----------------  -----------------
Net investment income/(loss) .....................            (74,504)                354                  --             15,555
                                                    -----------------   -----------------   -----------------  -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..          1,083,670                (517)                445            129,058
 Realized gain distributions .....................          1,589,406               8,182                  --             94,873
                                                    -----------------   -----------------   -----------------  -----------------
Realized gain/(loss) .............................          2,673,076               7,665                 445            223,931
                                                    -----------------   -----------------   -----------------  -----------------
Change in unrealized appreciation/(depreciation)..         (2,030,085)            (20,031)              6,838           (134,137)
                                                    -----------------   -----------------   -----------------  -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         568,487   $         (12,012)  $           7,283  $         105,349
                                                    =================   =================   =================  =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2007


                                                               PIMCO                  PIMCO
                                                            Global Bond             StocksPLUS           UIF Emerging
                                                             (Unhedged)          Growth and Income       Markets Debt
                                                         --------------------  --------------------  --------------------
Income:
 Dividend income ......................................  $             78,222  $            358,952  $             35,437
Expenses:
Mortality and expense risk charges ....................                (9,230)              (16,473)               (2,939)
                                                         --------------------  --------------------  --------------------
Net investment income/(loss) ..........................                68,992               342,479                32,498
                                                         --------------------  --------------------  --------------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares ......               (19,576)              278,998                (2,363)
 Realized gain distributions ..........................                14,088                    --                15,141
                                                         --------------------  --------------------  --------------------
Realized gain/(loss) ..................................                (5,488)              278,998                12,778
                                                         --------------------  --------------------  --------------------
Change in unrealized appreciation/(depreciation) ......               177,202              (329,274)              (17,503)
                                                         --------------------  --------------------  --------------------
Net increase/(decrease) in net assets
 resulting from operations ............................  $            240,706  $            292,203  $             27,773
                                                         ====================  ====================  ====================

                                                                                                 Van Eck            Van Eck
                                                        UIF Global            Van Eck           Worldwide          Worldwide
                                                       Value Equity       Worldwide Bond     Emerging Markets     Hard Assets
                                                    -----------------   -----------------   -----------------   -----------------
Income:
 Dividend income .................................  $          45,808   $          18,152   $          23,433   $           1,983
Expenses:
Mortality and expense risk charges ...............             (9,816)             (1,210)            (15,781)             (6,914)
                                                    -----------------   -----------------   -----------------   -----------------
Net investment income/(loss) .....................             35,992              16,942               7,652              (4,931)
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) on investments:
 Net realized gain/(loss) on sale of fund shares..            184,960                (561)            606,230             339,085
 Realized gain distributions .....................            193,338                  --             925,613             193,491
                                                    -----------------   -----------------   -----------------   -----------------
Realized gain/(loss) .............................            378,298                (561)          1,531,843             532,576
                                                    -----------------   -----------------   -----------------   -----------------
Change in unrealized appreciation/(depreciation)..           (239,611)              4,952              13,930             120,536
                                                    -----------------   -----------------   -----------------   -----------------
Net increase/(decrease) in net assets
 resulting from operations .......................  $         174,679   $          21,333   $       1,553,425   $         648,181
                                                    =================   =================   =================   =================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                      AIM V.I.
                                                                 Financial Services
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $          5,019   $          4,424
 Net realized gain (loss) .............................            41,551             21,804
 Net change in unrealized appreciation (depreciation) .          (130,782)            25,606
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            (84,212)            51,834
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            62,039             79,455
 Transfers between subaccounts, net ...................              (144)           (11,391)
 Transfers for contract benefits and terminations .....           (47,402)           (76,201)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....            14,493             (8,137)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           (69,719)            43,697
Net assets beginning of period ........................           364,935            321,238
                                                         ----------------   ----------------
Net assets end of period ..............................  $        295,216   $        364,935
                                                         ================   ================
 Units issued during the period .......................             5,629              6,315
 Units redeemed during the period .....................            (4,587)            (6,856)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,042               (541)
                                                         ================   ================

                                                                      AIM V.I.                                AIM V.I.
                                                                 Global Health Care                          Technology
                                                         -------------------------------------   ----------------------------------
                                                              2007                 2006                2007                2006
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          (2,751)  $          (2,565)  $            (668)  $         (655)
 Net realized gain (loss) .............................             44,713              43,888               8,482            8,002
 Net change in unrealized appreciation (depreciation) .             41,553             (11,258)              4,752            2,675
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              83,515              30,065              12,566           10,022
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            104,886             150,915              31,747           48,213
 Transfers between subaccounts, net ...................            (34,272)             (3,117)              1,823          (20,237)
 Transfers for contract benefits and terminations .....            (69,093)           (139,094)            (21,201)         (29,076)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....              1,521               8,704              12,369           (1,100)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................             85,036              38,769              24,935            8,922
Net assets beginning of period ........................            724,785             686,016             174,638          165,716
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $         809,821   $         724,785   $         199,573   $      174,638
                                                         =================   =================   =================   ==============
 Units issued during the period .......................              9,782              23,861               3,915           13,211
 Units redeemed during the period .....................             (9,640)            (23,309)             (2,960)         (13,557)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........                142                 552                 955             (346)
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      All Asset
                                                                      Allocation
                                                         -----------------------------------
                                                                   2007             2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $      2,798,170   $      2,059,888
 Net realized gain (loss) .............................        (2,216,908)        (2,841,420)
 Net change in unrealized appreciation (depreciation) .         3,169,348          9,559,244
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,750,610          8,777,712
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................        10,934,214         12,504,189
 Transfers between subaccounts, net ...................        (4,543,574)        (4,798,034)
 Transfers for contract benefits and terminations .....       (14,491,760)       (15,346,898)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (8,101,120)        (7,640,743)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................             1,328                 --
Net increase (decrease) in net assets .................        (4,349,182)         1,136,969
Net assets beginning of period ........................        98,758,967         97,621,998
                                                         ----------------   ----------------
Net assets end of period ..............................  $     94,409,785   $     98,758,967
                                                         ================   ================
 Units issued during the period .......................           587,222            710,912
 Units redeemed during the period .....................          (941,066)        (1,084,075)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (353,844)          (373,163)
                                                         ================   ================

                                                                   AXA Aggressive                          AXA Conservative
                                                                     Allocation                               Allocation
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          92,729   $           4,249   $           4,619   $            2
 Net realized gain (loss) .............................            114,567                 206               1,917               --
 Net change in unrealized appreciation (depreciation) .           (185,381)                339              (2,873)              (2)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              21,915               4,794               3,663               --
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................          3,331,982             181,955              89,381              800
 Transfers between subaccounts, net ...................          1,152,771              65,517              52,285               --
 Transfers for contract benefits and terminations .....           (515,387)            (10,417)            (10,660)             (13)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....          3,969,366             237,055             131,006              787
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................          3,991,281             241,849             134,669              787
Net assets beginning of period ........................            241,849                  --                 787               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       4,233,130   $         241,849   $         135,456   $          787
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             48,963               2,079               1,364                7
 Units redeemed during the period .....................             (2,692)               (475)               (120)              --
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             46,271               1,604               1,244                7
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   AXA Conservative-                        AXA Moderate
                                                                    Plus Allocation                          Allocation
                                                         -------------------------------------   ----------------------------------
                                                                2007              2006 (l)             2007              2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          19,525   $             235   $         128,837   $        4,929
 Net realized gain (loss) .............................             10,896                  49              52,511               40
 Net change in unrealized appreciation (depreciation) .            (20,354)               (204)           (110,690)          (2,732)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              10,067                  80              70,658            2,237
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            397,758              13,468           3,098,898          112,219
 Transfers between subaccounts, net ...................            271,316              (6,417)          1,385,846          135,369
 Transfers for contract benefits and terminations .....            (52,549)               (290)           (382,215)          (6,308)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....            616,525               6,761           4,102,529          241,280
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................            626,592               6,841           4,173,187          243,517
Net assets beginning of period ........................              6,841                  --             243,517               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $         633,433   $           6,841   $       4,416,704   $      243,517
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             17,887                 126              75,533            1,930
 Units redeemed during the period .....................             (5,448)                (72)             (2,639)            (125)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             12,439                  54              72,894            1,805
                                                         =================   =================   =================   ==============

                                                                    AXA Moderate-
                                                                   Plus Allocation
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        342,214   $         11,591
 Net realized gain (loss) .............................           293,495              1,083
 Net change in unrealized appreciation (depreciation) .          (396,911)            (6,618)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            238,798              6,056
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         9,933,632            366,560
 Transfers between subaccounts, net ...................         3,595,517            256,098
 Transfers for contract benefits and terminations .....        (1,229,950)           (18,697)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        12,299,199            603,961
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               645                 --
Net increase (decrease) in net assets .................        12,538,642            610,017
Net assets beginning of period ........................           610,017                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     13,148,659   $        610,017
                                                         ================   ================
 Units issued during the period .......................           179,622              4,782
 Units redeemed during the period .....................            (6,956)              (620)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           172,666              4,162
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Dreyfus Stock
                                                                    Index Fund, Inc.
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        900,490   $        847,406
 Net realized gain (loss) .............................         6,575,922            763,138
 Net change in unrealized appreciation (depreciation) .        (3,554,649)         8,459,813
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,921,763         10,070,357
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         3,480,414          4,449,022
 Transfers between subaccounts, net ...................        (5,140,278)         8,758,161
 Transfers for contract benefits and terminations .....       (14,631,043)        (9,853,539)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....       (16,290,907)         3,353,644
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                99                 --
Net increase (decrease) in net assets .................       (12,369,045)        13,424,001
Net assets beginning of period ........................        77,325,215         63,901,214
                                                         ----------------   ----------------
Net assets end of period ..............................  $     64,956,170   $     77,325,215
                                                         ================   ================
 Units issued during the period .......................           512,648          1,231,569
 Units redeemed during the period .....................        (1,444,017)        (1,051,786)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (931,369)           179,783
                                                         ================   ================

                                                                                                       EQ/AllianceBernstein
                                                                    EQ/AllianceBernstein                   Intermediate
                                                                        Common Stock                   Government Securities
                                                         -------------------------------------------   ---------------------
                                                               2007 (p)                2006 (l)              2007 (ak)
                                                         --------------------   --------------------   ---------------------
From operations:
 Net investment income (loss) .........................  $             11,741   $                339   $               2,481
 Net realized gain (loss) .............................                16,542                     63                      17
 Net change in unrealized appreciation (depreciation) .               (23,744)                    73                    (895)
                                                         --------------------   --------------------   ---------------------
 Net increase/(decrease) in net assets from operations                  4,539                    475                   1,603
                                                         --------------------   --------------------   ---------------------
Contract transactions:
 Payments received from contractowners ................               669,873                 39,722                  43,688
 Transfers between subaccounts, net ...................               583,439                  8,289                  28,141
 Transfers for contract benefits and terminations .....              (105,238)                (2,449)                 (2,319)
                                                         --------------------   --------------------   ---------------------
Net increase/(decrease) from contract transactions ....             1,148,074                 45,562                  69,510
                                                         --------------------   --------------------   ---------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                    --                     --                  15,972
Net increase (decrease) in net assets .................             1,152,613                 46,037                  87,085
Net assets beginning of period ........................                46,037                     --                      --
                                                         --------------------   --------------------   ---------------------
Net assets end of period ..............................  $          1,198,650   $             46,037   $              87,085
                                                         ====================   ====================   =====================
 Units issued during the period .......................                35,167                    655                     623
 Units redeemed during the period .....................                (5,447)                   (61)                     (9)
                                                         --------------------   --------------------   ---------------------
 Net units issued (redeemed) during the period ........                29,720                    594                     614
                                                         ====================   ====================   =====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                 EQ/AllianceBernstein
                                                                    International
                                                         -----------------------------------
                                                               2007            2006 (j) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         32,659   $         77,573
 Net realized gain (loss) .............................         1,471,514            473,396
 Net change in unrealized appreciation (depreciation) .        (1,024,527)          (168,899)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            479,646            382,070
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           763,598            319,325
 Transfers between subaccounts, net ...................          (650,633)         5,851,613
 Transfers for contract benefits and terminations .....        (3,171,362)           (27,104)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (3,058,397)         6,143,834
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (2,578,751)         6,525,904
Net assets beginning of period ........................         6,525,904                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      3,947,153   $      6,525,904
                                                         ================   ================
 Units issued during the period .......................            74,725             26,670
 Units redeemed during the period .....................          (312,897)           (11,502)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (238,172)            15,168
                                                         ================   ================

                                                               EQ/AllianceBernstein                     EQ/AllianceBernstein
                                                                 Large Cap Growth                           Quality Bond
                                                         -------------------------------------   ---------------------------------
                                                               2007               2006 (l)             2007             2006 (l)
                                                         -----------------   -----------------   -----------------   -------------
From operations:
 Net investment income (loss) .........................                 --                  --   $           5,157   $           9
 Net realized gain (loss) .............................                559                   1                 281              --
 Net change in unrealized appreciation (depreciation) .              4,947                  12              (2,506)            (15)
                                                         -----------------   -----------------   -----------------   -------------
 Net increase/(decrease) in net assets from operations               5,506                  13               2,932              (6)
                                                         -----------------   -----------------   -----------------   -------------
Contract transactions:
 Payments received from contractowners ................             97,518               1,487             101,925           3,523
 Transfers between subaccounts, net ...................             10,145                 256              25,729             186
 Transfers for contract benefits and terminations .....            (12,483)               (133)            (10,342)            (76)
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) from contract transactions ....             95,180               1,610             117,312           3,633
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --              --
Net increase (decrease) in net assets .................            100,686               1,623             120,244           3,627
Net assets beginning of period ........................              1,623                  --               3,627
                                                         -----------------   -----------------   -----------------   -------------
Net assets end of period ..............................  $         102,309   $           1,623   $         123,871   $       3,627
                                                         =================   =================   =================   =============
 Units issued during the period .......................              1,229                  24                 922              26
 Units redeemed during the period .....................                (99)                 (3)               (139)             (1)
                                                         -----------------   -----------------   -----------------   -------------
 Net units issued (redeemed) during the period ........              1,130                  21                 783              25
                                                         =================   =================   =================   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                               EQ/AllianceBernstein
                                                                 Small Cap Growth
                                                         -----------------------------------
                                                               2007             2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (1,061)                --
 Net realized gain (loss) .............................           142,885                534
 Net change in unrealized appreciation (depreciation) .           (90,207)              (364)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             51,617                170
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           186,074              6,236
 Transfers between subaccounts, net ...................           775,157              2,650
 Transfers for contract benefits and terminations .....           (44,109)              (364)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           917,122              8,522
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 1                 --
Net increase (decrease) in net assets .................           968,740              8,692
Net assets beginning of period ........................             8,692                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        977,432   $          8,692
                                                         ================   ================
 Units issued during the period .......................            63,751                 57
 Units redeemed during the period .....................            (8,336)                (7)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........            55,415                 50
                                                         ================   ================

                                                                EQ/AllianceBernstein                          EQ/Ariel
                                                                        Value                              Appreciation II
                                                         -------------------------------------   --------------------------------
                                                            2007 (r) (w)         2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   -----------------   ------------
From operations:
 Net investment income (loss) .........................  $         217,076   $             844   $              66   $          1
 Net realized gain (loss) .............................            815,902               3,009                 103              1
 Net change in unrealized appreciation (depreciation) .         (1,134,987)             (2,675)             (1,338)             2
                                                         -----------------   -----------------   -----------------   ------------
 Net increase/(decrease) in net assets from operations            (102,009)              1,178              (1,169)             4
                                                         -----------------   -----------------   -----------------   ------------
Contract transactions:
 Payments received from contractowners ................            828,968              50,494              17,428            205
 Transfers between subaccounts, net ...................         12,742,851              46,736               3,623             57
 Transfers for contract benefits and terminations .....           (258,132)             (1,613)             (3,230)           (28)
                                                         -----------------   -----------------   -----------------   ------------
Net increase/(decrease) from contract transactions ....         13,313,687              95,617              17,821            234
                                                         -----------------   -----------------   -----------------   ------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                667                  --                  --             --
Net increase (decrease) in net assets .................         13,212,345              96,795              16,652            238
Net assets beginning of period ........................             96,795                  --                 238             --
                                                         -----------------   -----------------   -----------------   ------------
Net assets end of period ..............................  $      13,309,140   $          96,795   $          16,890   $        238
                                                         =================   =================   =================   ============
 Units issued during the period .......................            700,082                 640                 149              5
 Units redeemed during the period .....................             (9,634)                (24)                 (3)            (3)
                                                         -----------------   -----------------   -----------------   ------------
 Net units issued (redeemed) during the period ........            690,448                 616                 146              2
                                                         =================   =================   =================   ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/AXA Rosenberg Value                  EQ/BlackRock
                                                           Long/Short Equity                  Basic Value Equity
                                                         ----------------------   -------------------------------------------
                                                                2007 (ak)                2007(x)               2006 (l)
                                                         ----------------------   --------------------   --------------------
From operations:
 Net investment income (loss) .........................  $                  120   $             12,787   $                118
 Net realized gain (loss) .............................                      (6)                91,750                    503
 Net change in unrealized appreciation (depreciation) .                      55               (111,525)                  (342)
                                                         ----------------------   --------------------   --------------------
 Net increase/(decrease) in net assets from operations                      169                 (6,988)                   279
                                                         ----------------------   --------------------   --------------------
Contract transactions:
 Payments received from contractowners ................                  15,742                322,140                 11,081
 Transfers between subaccounts, net ...................                   1,678                908,112                  2,912
 Transfers for contract benefits and terminations .....                    (643)               (48,904)                  (578)
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) from contract transactions ....                  16,777              1,181,348                 13,415
                                                         ----------------------   --------------------   --------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                      --                    155
Net increase (decrease) in net assets .................                  16,946              1,174,515                 13,694
Net assets beginning of period ........................                      --                 13,694
                                                         ----------------------   --------------------   --------------------
Net assets end of period ..............................  $               16,946   $          1,188,209   $             13,694
                                                         ======================   ====================   ====================
 Units issued during the period .......................                     264                 58,166                     60
 Units redeemed during the period .....................                    (113)                (1,484)                   (10)
                                                         ----------------------   --------------------   --------------------
 Net units issued (redeemed) during the period ........                     151                 56,682                     50
                                                         ======================   ====================   ====================

                                                                     EQ/BlackRock
                                                                  International Value
                                                         -----------------------------------
                                                               2007            2006 (b) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        223,097   $        184,093
 Net realized gain (loss) .............................         1,626,967            908,141
 Net change in unrealized appreciation (depreciation) .          (704,927)          (499,310)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          1,145,137            592,924
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           531,583             44,218
 Transfers between subaccounts, net ...................          (290,330)        11,147,258
 Transfers for contract benefits and terminations .....          (469,104)          (427,412)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (227,851)        10,764,064
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               474                 --
Net increase (decrease) in net assets .................           917,760         11,356,988
Net assets beginning of period ........................        11,356,988                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     12,274,748   $     11,356,988
                                                         ================   ================
 Units issued during the period .......................            40,716              5,577
 Units redeemed during the period .....................           (80,101)           (50,553)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (39,385)           (44,975)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Bond Index
                                                         -----------------------------------
                                                              2007                 2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        223,211   $        272,819
 Net realized gain (loss) .............................          (265,251)          (193,976)
 Net change in unrealized appreciation (depreciation) .           408,044            149,340
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            366,004            228,183
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           666,387            650,410
 Transfers between subaccounts, net ...................          (750,309)          (498,775)
 Transfers for contract benefits and terminations .....        (2,080,263)        (1,191,810)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (2,164,185)        (1,040,175)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                53                 --
Net increase (decrease) in net assets .................        (1,798,128)          (811,992)
Net assets beginning of period ........................         6,788,603          7,600,595
                                                         ----------------   ----------------
Net assets end of period ..............................  $      4,990,475   $      6,788,603
                                                         ================   ================
 Units issued during the period .......................            74,579             58,989
 Units redeemed during the period .....................          (212,524)           132,242
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (137,945)           (73,253)
                                                         ================   ================

                                                                   EQ/Boston Advisors                       EQ/Calvert
                                                                      Equity Income                    Socially Responsible
                                                         -------------------------------------   ----------------------------------
                                                               2007 (y)            2006                2007           2006 (a) (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $         677,634   $         154,009   $           1,098   $       (1,922)
 Net realized gain (loss) .............................          3,093,525             841,179             185,665           17,345
 Net change in unrealized appreciation (depreciation) .         (3,435,956)            623,786              34,014           40,306
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations             335,203           1,618,974             220,777           55,729
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................          1,567,971           1,448,678             311,854           87,137
 Transfers between subaccounts, net ...................         24,636,218             632,865             (57,612)       1,524,454
 Transfers for contract benefits and terminations .....         (2,245,095)         (1,694,351)           (233,289)         (61,646)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....         23,959,094             387,192              20,953        1,549,945
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                127                  --                  10               --
Net increase (decrease) in net assets .................         24,294,424           2,006,166             241,740        1,605,674
Net assets beginning of period ........................         12,264,369          10,258,203           1,869,227          263,553
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $      36,558,793   $      12,264,369   $       2,110,967   $    1,869,227
                                                         =================   =================   =================   ==============
 Units issued during the period .......................          1,442,513             177,418              38,058          209,252
 Units redeemed during the period .....................           (211,800)           (154,523)            (37,385)         (12,621)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........          1,230,713              22,894                 673          196,631
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQ/Capital
                                                                   Guardian Growth
                                                         -----------------------------------
                                                             2007 (z)            2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (2,325)  $              7
 Net realized gain (loss) .............................            25,922                  1
 Net change in unrealized appreciation (depreciation) .          (207,035)              (143)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations           (183,438)              (135)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            49,247             16,264
 Transfers between subaccounts, net ...................         7,993,487              3,843
 Transfers for contract benefits and terminations .....          (115,738)              (486)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....         7,926,996             19,621
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................         7,743,558             19,486
Net assets beginning of period ........................            19,486                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      7,763,044   $         19,486
                                                         ================   ================
 Units issued during the period .......................           589,017                242
 Units redeemed during the period .....................            (9,108)                (6)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           579,909                236
                                                         ================   ================

                                                                        EQ/Capital                      EQ/Caywood-Scholl
                                                                    Guardian Research                    High Yield Bond
                                                         -------------------------------------   ----------------------------------
                                                          2007(n)(aa)(ab)          2006                2007               2006
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $          49,341   $           4,682   $         700,595   $      627,670
 Net realized gain (loss) .............................             73,581             (30,454)            112,488           22,269
 Net change in unrealized appreciation (depreciation) .           (127,575)            248,111            (557,133)         259,830
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations              (4,653)            222,339             255,950          909,769
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            313,930             123,450           1,233,337        1,295,981
 Transfers between subaccounts, net ...................          3,072,999             (43,542)           (432,340)      (1,186,273)
 Transfers for contract benefits and terminations .....           (286,276)           (169,102)         (1,875,768)      (2,063,924)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....          3,100,653             (89,194)         (1,074,771)      (1,954,216)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --               --
Net increase (decrease) in net assets .................          3,096,000             133,145            (818,821)      (1,044,447)
Net assets beginning of period ........................          2,097,678           1,964,533          12,328,587       13,373,034
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       5,193,678   $       2,097,678   $      11,509,766   $   12,328,587
                                                         =================   =================   =================   ==============
 Units issued during the period .......................            309,396              13,323             104,387          105,078
 Units redeemed during the period .....................            (51,438)            (19,656)           (164,230)        (216,761)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........            257,958              (6,333)            (59,843)        (111,683)
                                                         =================   =================   =================   ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                               EQ/Equity 500 Index
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         11,895   $            165
 Net realized gain (loss) .............................            28,857                369
 Net change in unrealized appreciation (depreciation) .           (37,870)              (304)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              2,882                230
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           566,742             13,715
 Transfers between subaccounts, net ...................           397,939              2,854
 Transfers for contract benefits and terminations .....           (71,766)              (822)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           892,915             15,747
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           895,797             15,977
Net assets beginning of period ........................            15,977                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        911,774   $         15,977
                                                         ================   ================
 Units issued during the period .......................             8,245                363
 Units redeemed during the period .....................              (740)               (33)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             7,505                330
                                                         ================   ================

                                                                   EQ/Evergreen
                                                                 International Bond                      EQ/Evergreen Omega
                                                         -------------------------------------   ---------------------------------
                                                              2007               2006 (l)              2007               2006 (l)
                                                         -----------------   -----------------   -----------------   -------------
From operations:
 Net investment income (loss) .........................  $           1,939   $               4   $              --             $--
 Net realized gain (loss) .............................                139                  15                 925              --
 Net change in unrealized appreciation (depreciation) .              2,947                 (55)             (1,026)             --
                                                         -----------------   -----------------   -----------------   -------------
 Net increase/(decrease) in net assets from operations               5,025                 (36)               (101)             --
                                                         -----------------   -----------------   -----------------   -------------
Contract transactions:
 Payments received from contractowners ................             70,363               9,176              20,078             145
 Transfers between subaccounts, net ...................             19,718               1,000               7,381               1
 Transfers for contract benefits and terminations .....             (8,916)               (412)             (1,726)             (9)
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) from contract transactions ....             81,165               9,764              25,733             137
                                                         -----------------   -----------------   -----------------   -------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  --              --
Net increase (decrease) in net assets .................             86,190               9,728              25,632             137
Net assets beginning of period ........................              9,728                  --                 137              --
                                                         -----------------   -----------------   -----------------   -------------
Net assets end of period ..............................  $          95,918   $           9,728   $          25,769   $         137
                                                         =================   =================   =================   =============
 Units issued during the period .......................                791                 105                 247               1
 Units redeemed during the period .....................                (20)                 (9)                (10)             --
                                                         -----------------   -----------------   -----------------   -------------
 Net units issued (redeemed) during the period ........                771                  96                 237               1
                                                         =================   =================   =================   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          EQ/GAMCO Mergers
                                                                     EQ/FI Mid Cap                        and Acquisitions
                                                         -------------------------------------   ----------------------------------
                                                             2007 (ac)         2006 (f) (l)            2007               2006 (l)
                                                         -----------------   -----------------   -----------------   --------------
From operations:
 Net investment income (loss) .........................  $         (11,103)  $           5,825   $           1,219   $          335
 Net realized gain (loss) .............................            720,292             151,667               7,500              503
 Net change in unrealized appreciation (depreciation) .           (496,431)            (14,361)             (9,001)            (734)
                                                         -----------------   -----------------   -----------------   --------------
 Net increase/(decrease) in net assets from operations             212,758             143,131                (282)             104
                                                         -----------------   -----------------   -----------------   --------------
Contract transactions:
 Payments received from contractowners ................            830,706             108,645             125,739            3,174
 Transfers between subaccounts, net ...................            557,498           2,689,672              46,104           16,817
 Transfers for contract benefits and terminations .....           (457,901)            (74,945)            (13,655)            (209)
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) from contract transactions ....            930,303           2,723,372             158,188           19,782
                                                         -----------------   -----------------   -----------------   --------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 311               --
Net increase (decrease) in net assets .................          1,143,061           2,866,503             158,217           19,886
Net assets beginning of period ........................          2,866,503                  --              19,886               --
                                                         -----------------   -----------------   -----------------   --------------
Net assets end of period ..............................  $       4,009,564   $       2,866,503   $         178,103   $       19,886
                                                         =================   =================   =================   ==============
 Units issued during the period .......................             56,459               5,415               1,335              171
 Units redeemed during the period .....................            (29,468)             (6,203)                (54)              (4)
                                                         -----------------   -----------------   -----------------   --------------
 Net units issued (redeemed) during the period ........             26,991                (788)              1,281              167
                                                         =================   =================   =================   ==============

                                                                      EQ/GAMCO
                                                                 Small Company Value
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $       (136,552)  $        214,373
 Net realized gain (loss) .............................         8,971,517          6,363,227
 Net change in unrealized appreciation (depreciation) .        (1,627,496)         6,612,967
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          7,207,469         13,190,567
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         7,823,369          8,654,301
 Transfers between subaccounts, net ...................        (3,056,139)        (4,000,243)
 Transfers for contract benefits and terminations .....       (13,170,182)       (10,784,306)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (8,402,952)        (6,130,248)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,195,483)         7,060,319
Net assets beginning of period ........................        83,200,361         76,140,042
                                                         ----------------   ----------------
Net assets end of period ..............................  $     82,004,878   $     83,200,361
                                                         ================   ================
 Units issued during the period .......................           356,883            409,940
 Units redeemed during the period .....................          (585,602)          (583,510)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (228,719)          (173,570)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQ/Government                       EQ/International
                                                                       Securities                              Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006               2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $         477,168   $         481,345   $        (16,958)  $        35,673
 Net realized gain (loss) .............................           (163,426)           (259,426)         1,731,602           (16,843)
 Net change in unrealized appreciation (depreciation) .            390,174             131,901          1,654,254         4,182,970
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             703,917             353,820          3,368,898         4,201,800
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,283,212           1,813,309          2,226,391         2,025,900
 Transfers between subaccounts, net ...................         (1,413,897)         (1,907,353)           419,881         1,428,334
 Transfers for contract benefits and terminations .....         (1,201,221)         (1,865,503)        (2,909,737)       (2,691,066)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (1,331,906)         (1,959,547)          (263,465)          763,168
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................           (627,990)         (1,605,727)         3,105,433         4,964,968
Net assets beginning of period ........................         12,231,503          13,837,230         21,605,698        16,640,730
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      11,603,513   $      12,231,503   $     24,711,131   $    21,605,698
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            168,492             220,029            217,121           302,732
 Units redeemed during the period .....................           (258,792)           (362,130)          (228,128)         (246,840)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (90,300)           (142,101)           (11,007)           55,892
                                                         =================   =================   ================   ===============

                                                                     EQ/JPMorgan
                                                                      Core Bond
                                                         -----------------------------------
                                                          2007 (ad) (ae)       2006 (g) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $      1,535,612   $        644,361
 Net realized gain (loss) .............................          (366,270)            (4,106)
 Net change in unrealized appreciation (depreciation) .          (779,659)          (504,684)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            389,683            135,571
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,833,316            333,762
 Transfers between subaccounts, net ...................        22,228,857         14,184,128
 Transfers for contract benefits and terminations .....        (4,530,405)          (191,094)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        19,531,768         14,326,796
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        19,921,451         14,462,367
Net assets beginning of period ........................        14,462,367                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     34,383,818   $     14,462,367
                                                         ================   ================
 Units issued during the period .......................         1,783,147             25,418
 Units redeemed during the period .....................          (432,556)           (29,974)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........         1,350,591             (4,556)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQ/JPMorgan                           EQ/Legg Mason
                                                                 Value Opportunities                       Value Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)            2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           1,053   $              39   $             --   $            --
 Net realized gain (loss) .............................              9,233                 139              1,219                 1
 Net change in unrealized appreciation (depreciation) .            (13,636)                (57)            (6,956)               16
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              (3,350)                121             (5,737)               17
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             62,017               2,757             68,311             1,195
 Transfers between subaccounts, net ...................             17,689                   4             12,457             9,010
 Transfers for contract benefits and terminations .....             (7,990)               (165)            (8,921)             (140)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             71,716               2,596             71,847            10,065
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             68,366               2,717             66,110            10,082
Net assets beginning of period ........................              2,717                  --             10,082                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $          71,083   $           2,717   $         76,192   $        10,082
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                429                  17                675                90
 Units redeemed during the period .....................                (51)                 (2)               (53)               (2)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                378                  15                622                88
                                                         =================   =================   ================   ===============

                                                                        EQ/Long
                                                                       Term Bond
                                                         -----------------------------------
                                                                   2007            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        325,400   $        369,547
 Net realized gain (loss) .............................           (71,708)           (25,135)
 Net change in unrealized appreciation (depreciation) .           406,490           (199,065)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            660,182            145,347
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,274,594          1,389,771
 Transfers between subaccounts, net ...................           (36,364)          (289,266)
 Transfers for contract benefits and terminations .....        (3,171,445)        (1,772,920)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (1,933,215)          (672,415)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,273,033)          (527,068)
Net assets beginning of period ........................        10,331,127         10,858,195
                                                         ----------------   ----------------
Net assets end of period ..............................  $      9,058,094   $     10,331,127
                                                         ================   ================
 Units issued during the period .......................           106,863            124,362
 Units redeemed during the period .....................          (220,509)          (163,990)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (113,646)           (39,628)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Lord Abbett                         EQ/Lord Abbett
                                                                   Growth and Income                       Large Cap Core
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (d) (l)         2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          80,977   $          53,372   $            212   $            10
 Net realized gain (loss) .............................            754,712             143,365              1,198                 5
 Net change in unrealized appreciation (depreciation) .           (574,646)             75,089               (878)                7
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             261,043             271,826                532                22
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,389,353             212,239             28,133             1,038
 Transfers between subaccounts, net ...................           (164,579)          7,072,906              6,797               645
 Transfers for contract benefits and terminations .....           (949,438)           (176,323)            (3,512)             (106)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            275,336           7,108,822             31,418             1,577
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                279                  --                 --                --
Net increase (decrease) in net assets .................            536,658           7,380,648             31,950             1,599
Net assets beginning of period ........................          7,380,648                  --              1,599                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       7,917,306   $       7,380,648   $         33,549   $         1,599
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            116,091              30,315                255                13
 Units redeemed during the period .....................           (101,802)            (17,388)               (16)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........             14,289              12,927                239                13
                                                         =================   =================   ================   ===============

                                                                     EQ/Lord Abbett
                                                                      Mid Cap Value
                                                         -----------------------------------
                                                                   2007        2006 (e) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         61,555   $         89,280
 Net realized gain (loss) .............................         2,098,288            203,715
 Net change in unrealized appreciation (depreciation) .        (2,028,338)           389,073
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            131,505            682,068
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,598,163            226,097
 Transfers between subaccounts, net ...................          (672,523)        14,788,160
 Transfers for contract benefits and terminations .....        (1,583,405)          (168,869)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (657,765)        14,845,388
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                40                 --
Net increase (decrease) in net assets .................          (526,220)        15,527,456
Net assets beginning of period ........................        15,527,456                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $     15,001,236   $     15,527,456
                                                         ================   ================
 Units issued during the period .......................           149,412             18,711
 Units redeemed during the period .....................          (193,677)           (20,005)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (44,265)            (1,294)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/Marsico Focus
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (32,579)  $        (33,837)
 Net realized gain (loss) .............................         1,909,846            612,113
 Net change in unrealized appreciation (depreciation) .          (277,867)           412,964
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          1,599,400            991,240
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,941,588          1,559,792
 Transfers between subaccounts, net ...................          (259,028)          (245,268)
 Transfers for contract benefits and terminations .....        (2,098,832)        (1,669,862)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (416,272)          (355,338)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................         1,183,128            635,902
Net assets beginning of period ........................        12,186,279         11,550,377
                                                         ----------------   ----------------
Net assets end of period ..............................  $     13,369,407   $     12,186,279
                                                         ================   ================
 Units issued during the period .......................           138,727            181,773
 Units redeemed during the period .....................          (231,534)          (219,775)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (92,807)           (38,002)
                                                         ================   ================

                                                                                                           EQ/Montag &
                                                                     EQ/Money Market                     Caldwell Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007             2006 (i) (l)           2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $       2,396,153   $       1,641,538   $       (108,045)  $      (101,968)
 Net realized gain (loss) .............................              1,738                  36          1,625,639           (68,497)
 Net change in unrealized appreciation (depreciation) .                760                  25          9,309,227         4,103,444
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           2,398,651           1,641,599         10,826,821         3,932,979
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................         13,189,649           6,379,271          8,265,323         9,825,812
 Transfers between subaccounts, net ...................         14,325,992          16,588,998         (3,414,245)       (4,182,538)
 Transfers for contract benefits and terminations .....        (31,534,047)         (9,404,435)        (8,131,479)       (8,414,252)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (4,018,406)         13,563,834         (3,280,401)       (2,770,978)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................            121,917                  --                 --                --
Net increase (decrease) in net assets .................         (1,497,838)         15,205,433          7,546,420         1,162,001
Net assets beginning of period ........................         54,255,268          39,049,835         55,109,017        53,947,016
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      52,757,430   $      54,255,268   $     62,655,437   $    55,109,017
                                                         =================   =================   ================   ===============
 Units issued during the period .......................          4,183,042           3,329,015            748,353         1,007,529
 Units redeemed during the period .....................         (4,602,601)         (2,111,873)        (1,060,785)       (1,289,575)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (419,559)          1,217,142           (312,432)         (282,046)
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                       EQ/PIMCO
                                                                      Real Return
                                                         -----------------------------------
                                                               2007                2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         74,581   $        248,366
 Net realized gain (loss) .............................          (139,777)          (223,116)
 Net change in unrealized appreciation (depreciation) .           544,565             25,927
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            479,369             51,177
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           704,990          1,503,078
 Transfers between subaccounts, net ...................        (2,356,128)        (4,909,246)
 Transfers for contract benefits and terminations .....        (2,620,394)        (5,118,559)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (4,271,532)        (8,524,727)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (3,792,163)        (8,473,550)
Net assets beginning of period ........................         7,932,557         16,406,107
                                                         ----------------   ----------------
Net assets end of period ..............................  $      4,140,394   $      7,932,557
                                                         ================   ================
 Units issued during the period .......................           125,368            264,080
 Units redeemed during the period .....................          (489,324)          (989,251)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (363,956)          (725,171)
                                                         ================   ================

                                                                        EQ/Short                              EQ/Small
                                                                     Duration Bond                         Company Index
                                                         -------------------------------------   ----------------------------------
                                                                2007            2006 (h) (l)         2007 (af)          2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          25,264   $         105,269   $        100,073   $           158
 Net realized gain (loss) .............................            (97,924)               (353)           442,004               979
 Net change in unrealized appreciation (depreciation) .            122,172             (78,693)          (578,664)           (1,253)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              49,512              26,223            (36,587)             (116)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            208,593             133,193            347,423            16,981
 Transfers between subaccounts, net ...................           (165,639)          2,626,911          5,885,913            17,483
 Transfers for contract benefits and terminations .....         (2,322,155)            (69,882)           (64,737)             (860)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (2,279,201)          2,690,222          6,168,599            33,604
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................         (2,229,689)          2,716,445          6,132,012            33,488
Net assets beginning of period ........................          2,913,816             197,371             33,488                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         684,127   $       2,913,816   $      6,165,500   $        33,488
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             34,101             203,572            569,430               202
 Units redeemed during the period .....................           (198,721)            (11,417)            (7,489)               (9)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (164,620)            192,155            561,941               193
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/T. Rowe Price
                                                                      Growth Stock
                                                         -----------------------------------
                                                              2007 (m)             2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $       (291,653)  $       (340,440)
 Net realized gain (loss) .............................         2,204,960           (687,717)
 Net change in unrealized appreciation (depreciation) .         1,498,084         (1,754,825)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,411,391         (2,782,982)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         5,938,857          6,800,380
 Transfers between subaccounts, net ...................        (2,913,050)        (3,810,607)
 Transfers for contract benefits and terminations .....        (7,844,239)        (9,317,717)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (4,818,432)        (6,327,944)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................        (1,407,041)        (9,110,926)
Net assets beginning of period ........................        52,829,010         61,939,936
                                                         ----------------   ----------------
Net assets end of period ..............................  $     51,421,969   $     52,829,010
                                                         ================   ================
 Units issued during the period .......................           377,939            447,184
 Units redeemed during the period .....................          (656,985)          (846,911)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (279,046)          (399,727)
                                                         ================   ================

                                                                         EQ/UBS                             EQ/Van Kampen
                                                                    Growth and Income                         Comstock
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006               2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          85,078   $          74,152   $            950   $            51
 Net realized gain (loss) .............................          1,007,258             291,889              1,922                34
 Net change in unrealized appreciation (depreciation) .           (878,404)          2,353,013             (5,807)               21
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             213,932           2,719,054             (2,935)              106
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          2,799,197           3,083,047             45,689             2,450
 Transfers between subaccounts, net ...................           (939,190)           (828,879)            19,619             4,414
 Transfers for contract benefits and terminations .....         (3,089,208)         (3,173,077)            (9,383)             (399)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (1,229,201)           (918,909)            55,925             6,465
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 55                  --                 --                --
Net increase (decrease) in net assets .................         (1,015,214)          1,800,145             52,990             6,571
Net assets beginning of period ........................         22,391,536          20,591,391              6,571                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      21,376,322   $      22,391,536   $         59,561   $         6,571
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            222,683             287,290                485                61
 Units redeemed during the period .....................           (315,854)           (366,280)               (40)               (5)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (93,171)            (78,990)               445                56
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   EQ/Van Kampen
                                                               Emerging Markets Equity
                                                         -----------------------------------
                                                               2007           2006 (k) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         (5,296)  $          6,624
 Net realized gain (loss) .............................           697,412            114,168
 Net change in unrealized appreciation (depreciation) .            40,106             16,146
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            732,222            136,938
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           988,030             72,900
 Transfers between subaccounts, net ...................           294,804          1,184,463
 Transfers for contract benefits and terminations .....          (267,328)           (49,496)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....         1,015,506          1,207,867
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               222                 --
Net increase (decrease) in net assets .................         1,747,950          1,344,805
Net assets beginning of period ........................         1,344,805                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      3,092,755   $      1,344,805
                                                         ================   ================
 Units issued during the period .......................            12,598              1,889
 Units redeemed during the period .....................            (8,226)            (1,829)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             4,372                 60
                                                         ================   ================

                                                                      EQ/Van Kampen                        EQ/Van Kampen
                                                                      Mid Cap Growth                        Real Estate
                                                         -------------------------------------------   --------------------
                                                             2007 (s) (ag)            2006 (l)             2007 (t) (al)
                                                         --------------------   --------------------   --------------------
From operations:
 Net investment income (loss) .........................  $             51,171   $                  1   $             65,089
 Net realized gain (loss) .............................               529,157                      7                289,709
 Net change in unrealized appreciation (depreciation) .              (298,471)                    (9)            (1,082,441)
                                                         --------------------   --------------------   --------------------
 Net increase/(decrease) in net assets from operations                281,857                     (1)              (727,643)
                                                         --------------------   --------------------   --------------------
Contract transactions:
 Payments received from contractowners ................               363,899                  1,413                431,407
 Transfers between subaccounts, net ...................            12,152,571                    225              8,508,875
 Transfers for contract benefits and terminations .....              (177,812)                  (150)              (356,826)
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) from contract transactions ....            12,338,658                  1,488              8,583,456
                                                         --------------------   --------------------   --------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                    --                     --                     --
Net increase (decrease) in net assets .................            12,620,515                  1,487              7,855,813
Net assets beginning of period ........................                 1,487                     --                     --
                                                         --------------------   --------------------   --------------------
Net assets end of period ..............................  $         12,622,002   $              1,487   $          7,855,813
                                                         ====================   ====================   ====================
 Units issued during the period .......................               818,824                     13                368,416
 Units redeemed during the period .....................               (22,595)                    (2)               (36,832)
                                                         --------------------   --------------------   --------------------
 Net units issued (redeemed) during the period ........               796,229                     11                331,584
                                                         ====================   ====================   ====================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   Fidelity VIP                            Fidelity VIP
                                                                   Asset Manager                           Contrafund(R)
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006            2007 (u) (v)           2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          10,170   $           3,731   $        248,381   $       281,194
 Net realized gain (loss) .............................              5,818               3,600         16,118,869         4,778,190
 Net change in unrealized appreciation (depreciation) .              9,060               2,545         (9,146,609)       (1,287,753)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              25,048               9,876          7,220,641         3,771,631
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             23,383              14,544          2,893,399         2,471,083
 Transfers between subaccounts, net ...................             13,155               8,461         11,122,706         1,528,355
 Transfers for contract benefits and terminations .....             (7,708)            (48,583)        (5,114,375)       (4,554,360)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             28,830             (25,578)         8,901,730          (554,922)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             53,878             (15,702)        16,122,371         3,216,709
Net assets beginning of period ........................            151,996             167,698         35,262,734        32,046,025
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         205,874   $         151,996   $     51,385,105   $    35,262,734
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              3,121               3,093          1,373,831           632,981
 Units redeemed during the period .....................               (934)             (5,444)          (814,129)         (659,900)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              2,187              (2,351)           559,702           (26,919)
                                                         =================   =================   ================   ===============

                                                                     Fidelity VIP
                                                                  Growth and Income
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         21,772   $          5,434
 Net realized gain (loss) .............................            79,811             58,166
 Net change in unrealized appreciation (depreciation) .            16,472             72,099
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            118,055            135,699
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           170,798            174,404
 Transfers between subaccounts, net ...................           521,612           (154,912)
 Transfers for contract benefits and terminations .....           (22,767)          (152,107)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           669,643           (132,615)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 3                 --
Net increase (decrease) in net assets .................           787,701              3,084
Net assets beginning of period ........................         1,144,899          1,141,815
                                                         ----------------   ----------------
Net assets end of period ..............................  $      1,932,600   $      1,144,899
                                                         ================   ================
 Units issued during the period .......................            66,649             22,017
 Units redeemed during the period .....................           (17,317)           (34,585)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........            49,332            (12,568)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        Franklin
                                                                    Income Securities
                                                         ---------------------------------------
                                                          2007 (ah)(ai)(aj)           2006
                                                         ------------------   ------------------
From operations:
 Net investment income (loss) .........................  $           38,995   $           39,168
 Net realized gain (loss) .............................             130,439               31,923
 Net change in unrealized appreciation (depreciation) .             (32,524)             129,898
                                                         ------------------   ------------------
 Net increase/(decrease) in net assets from operations              136,910              200,989
                                                         ------------------   ------------------
Contract transactions:
 Payments received from contractowners ................             122,784              228,846
 Transfers between subaccounts, net ...................           9,441,543               36,026
 Transfers for contract benefits and terminations .....            (248,592)            (132,558)
                                                         ------------------   ------------------
Net increase/(decrease) from contract transactions ....           9,315,735              132,314
                                                         ------------------   ------------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................             243,895                   --
Net increase (decrease) in net assets .................           9,696,540              333,303
Net assets beginning of period ........................           1,390,875            1,057,572
                                                         ------------------   ------------------
Net assets end of period ..............................  $       11,087,415   $        1,390,875
                                                         ==================   ==================
 Units issued during the period .......................             899,913               23,713
 Units redeemed during the period .....................            (122,901)             (14,215)
                                                         ------------------   ------------------
 Net units issued (redeemed) during the period ........             777,012                9,498
                                                         ==================   ==================

                                                                      Franklin
                                                                  Rising Dividends                           Franklin
                                                                     Securities                          Zero Coupon 2010
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006              2007                2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          11,787   $           4,007   $          4,561   $         3,027
 Net realized gain (loss) .............................             44,511              13,458               (987)             (636)
 Net change in unrealized appreciation (depreciation) .            (73,106)             61,419              4,738              (361)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             (16,808)             78,884              8,312             2,030
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            146,663             184,830             24,956            27,701
 Transfers between subaccounts, net ...................            (11,214)             30,235             (4,485)           (1,126)
 Transfers for contract benefits and terminations .....           (149,163)            (88,815)           (15,200)          (12,699)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            (13,714)            126,250              5,271            13,876
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            (30,522)            205,134             13,583            15,906
Net assets beginning of period ........................            610,914             405,780             99,036            83,130
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         580,392   $         610,914   $        112,619   $        99,036
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             10,522              18,303              2,903             2,588
 Units redeemed during the period .....................            (11,349)             (9,205)            (2,430)           (1,294)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........               (827)              9,097                473             1,294
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Janus Aspen
                                                                   Series Balanced
                                                         -----------------------------------
                                                               2007               2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        196,592   $        144,902
 Net realized gain (loss) .............................           389,724            151,036
 Net change in unrealized appreciation (depreciation) .           270,030            509,185
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            856,346            805,123
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,011,516          1,163,215
 Transfers between subaccounts, net ...................           (83,393)           (45,284)
 Transfers for contract benefits and terminations .....        (1,221,455)        (1,229,424)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (293,332)          (111,493)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                18                 --
Net increase (decrease) in net assets .................           563,032            693,630
Net assets beginning of period ........................         8,587,816          7,894,186
                                                         ----------------   ----------------
Net assets end of period ..............................  $      9,150,848   $      8,587,816
                                                         ================   ================
 Units issued during the period .......................           107,882            118,879
 Units redeemed during the period .....................          (128,499)          (127,644)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (20,617)            (8,765)
                                                         ================   ================

                                                                       Janus Aspen                          Janus Aspen
                                                                      Series Forty                  Series International Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                 2006              2007                2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $         (16,467)  $         (17,313)  $         29,408   $       188,295
 Net realized gain (loss) .............................          1,948,475             601,955          2,428,614         1,225,264
 Net change in unrealized appreciation (depreciation) .          5,720,774           1,229,364            863,414         2,908,863
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           7,652,782           1,814,006          3,321,436         4,322,422
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................          1,957,269           2,179,215          1,131,811         1,295,483
 Transfers between subaccounts, net ...................           (327,882)           (310,452)        (1,347,666)          866,220
 Transfers for contract benefits and terminations .....         (3,702,723)         (2,275,623)        (1,698,252)       (1,858,203)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....         (2,073,336)           (406,860)        (1,914,107)          303,500
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 11                --
Net increase (decrease) in net assets .................          5,579,446           1,407,146          1,407,340         4,625,922
Net assets beginning of period ........................         22,224,562          20,817,416         13,184,881         8,558,959
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $      27,804,008   $      22,224,562   $     14,592,221   $    13,184,881
                                                         =================   =================   ================   ===============
 Units issued during the period .......................            246,455             325,428            126,933           232,238
 Units redeemed during the period .....................           (445,328)           (382,701)          (222,621)         (205,934)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........           (198,873)            (57,273)           (95,688)           26,304
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                  Janus Aspen Series
                                                                    Mid Cap Growth
                                                         -----------------------------------
                                                                   2007            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (29,320)  $        (64,870)
 Net realized gain (loss) .............................         1,626,392            947,389
 Net change in unrealized appreciation (depreciation) .         1,737,583          1,173,422
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations          3,334,655          2,055,941
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         1,603,125          1,827,166
 Transfers between subaccounts, net ...................        (1,176,055)           685,094
 Transfers for contract benefits and terminations .....        (2,819,559)        (3,500,853)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....        (2,392,489)          (988,593)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           942,166          1,067,348
Net assets beginning of period ........................        16,815,942         15,748,594
                                                         ----------------   ----------------
Net assets end of period ..............................  $     17,758,108   $     16,815,942
                                                         ================   ================
 Units issued during the period .......................           279,942            575,501
 Units redeemed during the period .....................          (587,111)          (716,590)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........          (307,169)          (141,089)
                                                         ================   ================

                                                                  Janus Aspen Series                    Janus Aspen Series
                                                                     Mid Cap Value                       Worldwide Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          24,462   $           8,494   $         47,033   $       187,835
 Net realized gain (loss) .............................            360,986             192,848            510,138           (60,764)
 Net change in unrealized appreciation (depreciation) .           (254,999)             89,784            899,507         2,298,053
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             130,449             291,126          1,456,678         2,425,124
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             95,271              66,494          1,805,149         2,005,790
 Transfers between subaccounts, net ...................          1,080,849             (49,972)          (112,182)         (470,771)
 Transfers for contract benefits and terminations .....           (254,471)           (223,509)        (2,375,567)       (2,374,637)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            921,649            (206,987)          (682,600)         (839,618)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                  2                  --                 90                --
Net increase (decrease) in net assets .................          1,052,100              84,139            774,168         1,585,506
Net assets beginning of period ........................          2,290,811           2,206,672         15,712,110        14,126,604
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       3,342,911   $       2,290,811   $     16,486,278   $    15,712,110
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             89,893              11,665            322,949           338,398
 Units redeemed during the period .....................            (34,523)            (28,198)          (389,685)         (449,484)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........             55,370             (16,533)           (66,736)         (111,086)
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      MarketPLUS
                                                                  International Core
                                                         -----------------------------------
                                                              2007               2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $            377   $             13
 Net realized gain (loss) .............................            19,484                 72
 Net change in unrealized appreciation (depreciation) .           (14,059)               (37)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              5,802                 48
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................            64,417                993
 Transfers between subaccounts, net ...................            41,103              1,226
 Transfers for contract benefits and terminations .....            (7,961)               (82)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....            97,559              2,137
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           103,361              2,185
Net assets beginning of period ........................             2,185                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        105,546   $          2,185
                                                         ================   ================
 Units issued during the period .......................               623                 16
 Units redeemed during the period .....................               (23)                (1)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........               600                 15
                                                         ================   ================

                                                                     MarketPLUS                            MarketPLUS
                                                                   Large Cap Core                       Large Cap Growth
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)             2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $             157                 $--   $            366   $            --
 Net realized gain (loss) .............................              2,643                  --                234                --
 Net change in unrealized appreciation (depreciation) .             (2,963)                 (3)             3,996               (13)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations                (163)                  3              4,596               (13)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             10,073                 684             65,925             5,677
 Transfers between subaccounts, net ...................              4,790                  --             59,459               252
 Transfers for contract benefits and terminations .....             (1,086)                 --             (8,515)             (136)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             13,777                 684            116,869             5,793
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             13,614                  --            121,465             5,780
Net assets beginning of period ........................                687                  --              5,780                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $          14,301   $             687   $        127,245   $         5,780
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                122                   6                615                34
 Units redeemed during the period .....................                 (5)                 --                 (9)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                117                   6                606                34
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    MarketPLUS
                                                                   Mid Cap Value
                                                         -----------------------------------
                                                              2007               2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $          3,410   $             60
 Net realized gain (loss) .............................            76,444              1,911
 Net change in unrealized appreciation (depreciation) .           (99,620)            (1,777)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            (19,766)               194
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           224,069             12,415
 Transfers between subaccounts, net ...................           107,857             20,310
 Transfers for contract benefits and terminations .....           (31,684)              (486)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           300,242             32,239
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               298                 --
Net increase (decrease) in net assets .................           280,774             32,433
Net assets beginning of period ........................            32,433                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        313,207   $         32,433
                                                         ================   ================
 Units issued during the period .......................             1,452                169
 Units redeemed during the period .....................               (24)                (7)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,428                162
                                                         ================   ================

                                                                                                           Multimanager
                                                                   MFS(R) Utilities                     Aggressive Equity
                                                         -------------------------------------   ----------------------------------
                                                                2007               2006                2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          13,403   $          25,269   $             --   $            --
 Net realized gain (loss) .............................            421,790             210,961                 74                 8
 Net change in unrealized appreciation (depreciation) .            103,045             215,767              1,222               293
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             538,238             451,997              1,296               301
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            356,599             341,762             33,670               201
 Transfers between subaccounts, net ...................           (113,183)            257,070              5,746             7,001
 Transfers for contract benefits and terminations .....           (273,224)           (374,258)            (5,584)             (154)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            (29,808)            224,574             33,832             7,048
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                  3                  --                 --                --
Net increase (decrease) in net assets .................            508,433             676,571             35,128             7,349
Net assets beginning of period ........................          1,913,360           1,236,789              7,349                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       2,421,793   $       1,913,360   $         42,477   $         7,349
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             27,064              39,146                346                83
 Units redeemed during the period .....................            (27,518)            (27,004)                (9)               (2)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........               (454)             12,142                337                81
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                    Multimanager                             Multimanager
                                                                     Core Bond                               Health Care
                                                         -------------------------------------   ----------------------------------
                                                               2007              2006 (l)              2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           3,672   $              34   $             --   $            --
 Net realized gain (loss) .............................               (269)                 --              8,279                27
 Net change in unrealized appreciation (depreciation) .              4,500                 (93)            (5,542)              (29)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations               7,903                 (59)             2,737                (2)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            162,353              20,516             54,354               460
 Transfers between subaccounts, net ...................             30,316               2,096             62,079               754
 Transfers for contract benefits and terminations .....            (22,593)               (823)            (8,980)              (89)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            170,076              21,789            107,453             1,125
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            177,979              21,730            110,190             1,123
Net assets beginning of period ........................             21,730                  --              1,123                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         199,709   $          21,730   $        111,313   $         1,123
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              1,554                 185                950                 9
 Units redeemed during the period .....................               (205)                 (7)              (169)               --
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              1,349                 178                781                 9
                                                         =================   =================   ================   ===============

                                                                     Multimanager
                                                                      High Yield
                                                         -----------------------------------
                                                               2007           2006 (c) (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        142,908   $         98,188
 Net realized gain (loss) .............................              (704)             3,598
 Net change in unrealized appreciation (depreciation) .           (95,418)           (78,006)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             46,786             23,780
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           644,835             77,975
 Transfers between subaccounts, net ...................            87,278          1,375,884
 Transfers for contract benefits and terminations .....          (301,954)           (22,697)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           430,159          1,431,162
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               305                 --
Net increase (decrease) in net assets .................           477,250          1,454,942
Net assets beginning of period ........................         1,454,942                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $      1,932,192   $      1,454,942
                                                         ================   ================
 Units issued during the period .......................            26,745              3,957
 Units redeemed during the period .....................           (22,679)            (2,473)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             4,066              1,484
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      Multimanager                          Multimanager
                                                                  International Equity                 Large Cap Core Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)            2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           1,584   $              19   $            171   $             8
 Net realized gain (loss) .............................             13,150                 176              2,605                42
 Net change in unrealized appreciation (depreciation) .             (3,764)                (59)            (2,756)              (43)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              10,970                 136                 20                 7
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            216,280               5,803             36,990             4,302
 Transfers between subaccounts, net ...................             46,857               2,508              6,467                19
 Transfers for contract benefits and terminations .....            (30,963)               (580)            (4,631)             (176)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            232,174               7,731             38,826             4,145
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................            243,144               7,867             38,846             4,152
Net assets beginning of period ........................              7,867                  --              4,152                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         251,011   $           7,867   $         42,998   $         4,152
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                993                  37                239                26
 Units redeemed during the period .....................                (77)                 (3)               (14)               (1)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                916                  34                225                25
                                                         =================   =================   ================   ===============

                                                                    Multimanager
                                                                 Large Cap Growth
                                                         -----------------------------------
                                                              2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $             --   $             --
 Net realized gain (loss) .............................            16,891                241
 Net change in unrealized appreciation (depreciation) .           (11,795)              (288)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations              5,096                (47)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           149,346              8,065
 Transfers between subaccounts, net ...................            25,307                625
 Transfers for contract benefits and terminations .....           (16,684)              (393)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           157,969              8,297
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           163,065              8,250
Net assets beginning of period ........................             8,250                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        171,315   $          8,250
                                                         ================   ================
 Units issued during the period .......................             1,064                 63
 Units redeemed during the period .....................               (28)                (4)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........             1,036                 59
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Multimanager                         Multimanager
                                                                   Large Cap Value                       Mid Cap Growth
                                                         -------------------------------------   ----------------------------------
                                                                2007              2006 (l)            2007              2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           3,357   $             107   $             --   $            --
 Net realized gain (loss) .............................             30,346                 489             10,242               190
 Net change in unrealized appreciation (depreciation) .            (36,506)               (389)            (9,087)             (198)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              (2,803)                207              1,155                (8)
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            227,311              37,170             88,054             4,819
 Transfers between subaccounts, net ...................             89,776               2,441             18,204               322
 Transfers for contract benefits and terminations .....            (32,408)             (1,295)           (10,042)             (200)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            284,679              38,316             96,216             4,941
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                158                  --                 --                --
Net increase (decrease) in net assets .................            282,034              38,523             97,371             4,933
Net assets beginning of period ........................             38,523                  --              4,933                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         320,557   $          38,523   $        102,304   $         4,933
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              1,598                 214                557                30
 Units redeemed during the period .....................               (146)                 (8)               (79)               (3)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              1,452                 206                478                27
                                                         =================   =================   ================   ===============

                                                                    Multimanager
                                                                   Mid Cap Value
                                                         -----------------------------------
                                                               2007              2006 (l)
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $             --   $             --
 Net realized gain (loss) .............................            10,865                234
 Net change in unrealized appreciation (depreciation) .           (16,055)              (298)
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             (5,190)               (64)
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................           110,205             13,996
 Transfers between subaccounts, net ...................            13,383              1,819
 Transfers for contract benefits and terminations .....           (14,559)              (537)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....           109,029             15,278
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................           103,839             15,214
Net assets beginning of period ........................            15,214                 --
                                                         ----------------   ----------------
Net assets end of period ..............................  $        119,053   $         15,214
                                                         ================   ================
 Units issued during the period .......................             1,003                109
 Units redeemed during the period .....................              (308)                (6)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........               695                103
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     Multimanager
                                                                   Small Cap Growth
                                                         -----------------------------------
                                                              2007 (o)            2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $        (74,504)  $        (72,457)
 Net realized gain (loss) .............................         2,673,076          1,003,317
 Net change in unrealized appreciation (depreciation) .        (2,030,085)           640,538
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations            568,487          1,571,398
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................         2,151,837          2,378,986
 Transfers between subaccounts, net ...................          (375,768)          (100,242)
 Transfers for contract benefits and terminations .....        (2,715,383)        (2,798,922)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (939,314)          (520,178)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................               278                 --
Net increase (decrease) in net assets .................          (370,549)         1,051,220
Net assets beginning of period ........................        17,425,931         16,374,711
                                                         ----------------   ----------------
Net assets end of period ..............................  $     17,055,382   $     17,425,931
                                                         ================   ================
 Units issued during the period .......................           152,651            234,310
 Units redeemed during the period .....................          (221,727)          (273,598)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (69,076)           (39,287)
                                                         ================   ================

                                                                   Multimanager                             Mulitmanager
                                                                  Small Cap Value                            Technology
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (l)             2007             2006 (l)
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $             354   $               5   $             --                --
 Net realized gain (loss) .............................              7,665                 282                445                12
 Net change in unrealized appreciation (depreciation) .            (20,031)               (209)             6,838                30
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             (12,012)                 78              7,283                42
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             77,863               3,035            104,762             4,047
 Transfers between subaccounts, net ...................             43,795                 809             70,994               747
 Transfers for contract benefits and terminations .....            (11,755)               (212)           (15,613)             (403)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....            109,903               3,632            160,143             4,391
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             97,891               3,710            167,426             4,433
Net assets beginning of period ........................              3,710                  --              4,433                --
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         101,601   $           3,710   $        171,859   $         4,433
                                                         =================   =================   ================   ===============
 Units issued during the period .......................                497                  18                787                --
 Units redeemed during the period .....................                (23)                 (2)               (21)               (6)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                474                  16                766                24
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                      Oppenheimer
                                                                   Global Securities
                                                         ----------------------------------
                                                               2007              2006
                                                         ----------------  ----------------
From operations:
 Net investment income (loss) .........................  $         15,555  $          7,232
 Net realized gain (loss) .............................           223,931           149,667
 Net change in unrealized appreciation (depreciation) .          (134,137)           93,737
                                                         ----------------  ----------------
 Net increase/(decrease) in net assets from operations            105,349           250,636
                                                         ----------------  ----------------
Contract transactions:
 Payments received from contractowners ................           468,780           598,751
 Transfers between subaccounts, net ...................           (57,676)           15,778
 Transfers for contract benefits and terminations .....          (313,433)         (302,008)
                                                         ----------------  ----------------
Net increase/(decrease) from contract transactions ....            97,671           312,521
                                                         ----------------  ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 1                --
Net increase (decrease) in net assets .................           203,021           563,157
Net assets beginning of period ........................         1,881,710         1,318,553
                                                         ----------------  ----------------
Net assets end of period ..............................  $      2,084,731  $      1,881,710
                                                         ================  ================
 Units issued during the period .......................            24,965            38,929
 Units redeemed during the period .....................           (20,485)          (21,958)
                                                         ----------------  ----------------
 Net units issued (redeemed) during the period ........             4,480            16,971
                                                         ================  ================

                                                                     PIMCO Global                       PIMCO StocksPLUS
                                                                    Bond (Unhedged)                     Growth and Income
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          68,992   $          68,256   $        342,479   $       188,943
 Net realized gain (loss) .............................             (5,488)            (15,410)           278,998           114,453
 Net change in unrealized appreciation (depreciation) .            177,202              42,794           (329,274)          245,560
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations             240,706              95,640            292,203           548,956
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            470,215             569,764            699,837           833,387
 Transfers between subaccounts, net ...................            (22,726)             58,387           (132,612)         (169,413)
 Transfers for contract benefits and terminations .....           (382,072)           (417,948)          (545,039)         (458,748)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....             65,417             210,203             22,186           205,226
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................              2,176                  --                 12                --
Net increase (decrease) in net assets .................            308,299             305,843            314,401           754,182
Net assets beginning of period ........................          2,494,795           2,188,952          4,430,343         3,676,161
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       2,803,094   $       2,494,795   $      4,744,744   $     4,430,343
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             40,604              60,287             52,926            66,662
 Units redeemed during the period .....................            (35,970)            (45,677)           (51,448)          (50,876)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........              4,634              14,610              1,478            15,786
                                                         =================   =================   ================   ===============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                     UIF Emerging                          UIF Global
                                                                     Markets Debt                         Value Equity
                                                         -------------------------------------   ----------------------------------
                                                               2007                2006                2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $          32,498   $          40,354   $         35,992   $        16,864
 Net realized gain (loss) .............................             12,778               2,157            378,298           171,853
 Net change in unrealized appreciation (depreciation) .            (17,503)                893           (239,611)           94,639
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations              27,773              43,404            174,679           283,356
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................             32,156              44,915            146,622           384,468
 Transfers between subaccounts, net ...................            (19,784)            (18,636)            67,542          (297,801)
 Transfers for contract benefits and terminations .....            (10,394)            (56,819)          (211,753)         (102,317)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....              1,978             (30,540)             2,411           (15,650)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                 --                --
Net increase (decrease) in net assets .................             29,751              12,864            177,090           267,706
Net assets beginning of period ........................            461,683             448,819          1,719,353         1,451,647
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $         491,434   $         461,683   $      1,896,443   $     1,719,353
                                                         =================   =================   ================   ===============
 Units issued during the period .......................              2,124               7,464             69,735            52,714
 Units redeemed during the period .....................             (2,145)             (9,440)           (65,539)          (55,450)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........                (21)             (1,975)             4,196            (2,736)
                                                         =================   =================   ================   ===============

                                                                       Van Eck
                                                                   Worldwide Bond
                                                         -----------------------------------
                                                              2007                 2006
                                                         ----------------   ----------------
From operations:
 Net investment income (loss) .........................  $         16,942   $         44,704
 Net realized gain (loss) .............................              (561)           (21,387)
 Net change in unrealized appreciation (depreciation) .             4,952             13,529
                                                         ----------------   ----------------
 Net increase/(decrease) in net assets from operations             21,333             36,846
                                                         ----------------   ----------------
Contract transactions:
 Payments received from contractowners ................             8,173              7,477
 Transfers between subaccounts, net ...................           (59,169)          (108,110)
 Transfers for contract benefits and terminations .....          (135,288)          (245,379)
                                                         ----------------   ----------------
Net increase/(decrease) from contract transactions ....          (186,284)          (346,012)
                                                         ----------------   ----------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                --                 --
Net increase (decrease) in net assets .................          (164,951)          (309,166)
Net assets beginning of period ........................           295,198            604,364
                                                         ----------------   ----------------
Net assets end of period ..............................  $        130,247   $        295,198
                                                         ================   ================
 Units issued during the period .......................            11,790              7,725
 Units redeemed during the period .....................           (22,791)           (29,438)
                                                         ----------------   ----------------
 Net units issued (redeemed) during the period ........           (11,001)           (21,712)
                                                         ================   ================

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                   Van Eck Worldwide                    Van Eck Worldwide
                                                                   Emerging Markets                        Hard Assets
                                                         -------------------------------------   ----------------------------------
                                                               2007               2006 (s)             2007               2006
                                                         -----------------   -----------------   ----------------   ---------------
From operations:
 Net investment income (loss) .........................  $           7,652   $          11,062   $         (4,931)  $        (7,963)
 Net realized gain (loss) .............................          1,531,843           1,002,489            532,576           807,008
 Net change in unrealized appreciation (depreciation) .             13,930             512,797            120,536          (316,440)
                                                         -----------------   -----------------   ----------------   ---------------
 Net increase/(decrease) in net assets from operations           1,553,425           1,526,348            648,181           482,605
                                                         -----------------   -----------------   ----------------   ---------------
Contract transactions:
 Payments received from contractowners ................            205,385             213,821             85,998            92,238
 Transfers between subaccounts, net ...................           (629,110)             75,345           (340,469)         (390,647)
 Transfers for contract benefits and terminations .....           (244,107)           (807,096)          (592,865)         (823,366)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) from contract transactions ....           (687,832)           (517,930)          (847,336)       (1,121,775)
                                                         -----------------   -----------------   ----------------   ---------------
Net increase/(decrease) in amount retained by MONY
 America in Separate Account L ........................                 --                  --                  5                --
Net increase (decrease) in net assets .................            885,593           1,008,418           (199,150)         (639,170)
Net assets beginning of period ........................          4,935,883           3,927,465          1,437,322         2,076,492
                                                         -----------------   -----------------   ----------------   ---------------
Net assets end of period ..............................  $       5,821,476   $       4,935,883   $      1,238,172   $     1,437,322
                                                         =================   =================   ================   ===============
 Units issued during the period .......................             51,465              81,647             34,095            29,348
 Units redeemed during the period .....................            (89,838)           (111,136)           (51,857)          (64,221)
                                                         -----------------   -----------------   ----------------   ---------------
 Net units issued (redeemed) during the period ........            (38,373)            (29,489)           (17,762)          (34,873)
                                                         =================   =================   ================   ===============

-------
(a) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(b) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(c) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(d) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(e) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(f) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(g) EQ/JPMorgan Bond was substituted for PIMCO Real Return on November 3, 2006. (See Note 5)
(h) EQ/Short Duration Bond was substituted for T. Rowe Price Limited-Term Bond on November 3, 2006. (See Note 5)
(i) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(j) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(k) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(l) Units were made available for sale on September 8, 2006.
(m) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(n) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 5)
(o) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(p) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(q) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(r) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(s) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(t) EQ/Van Kampen Real Estate was substituted for Van Kampen UIF U.S. Real Estate on August 17, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(u) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)
(v) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(w) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)
(x) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(y) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(z) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(aa) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(ab) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ac) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(ad) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Bond on November 16, 2007. (See Note 5)
(ae) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 5)
(af) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ag) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ah) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(ai) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(aj) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(ak) Units were made available for sale on April 27, 2007.
(al) Units were made available for sale on August 17, 2007.
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS


1. Organization and Business

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life policies which include (MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive Life(SM) Legacy), and Survivorship Variable Universal Life) collectively, the "Variable Life Policies." These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY.

   There are ninety-two MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products
   (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies. Prior to July 9, 2004, the Variable Account invested in the MONY Series Fund (the "Fund") and Enterprise Accumulation Trust (the "Trust").

   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life policies will not be charged with liabilities arising out of other business MONY America may conduct.

   The Variable Account consists of the following variable investment options:

   o AIM V.I. Financial Services
   o AIM V.I. Global Health Care
   o AIM V.I. Technology
   o All Asset Allocation(1)
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Dreyfus Stock Index Fund, Inc.
   o EQ/AllianceBernstein Common Stock
   o EQ/AllianceBernstein Intermediate Government Securities
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Large Cap Growth
   o EQ/AllianceBernstein Quality Bond
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AllianceBernstein Value
   o EQ/Ariel Appreciation II
   o EQ/AXA Rosenberg Value Long/Short Equity
   o EQ/BlackRock Basic Value Equity(5)
   o EQ/BlackRock International Value(6)
   o EQ/Bond Index
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Caywood-Scholl High Yield Bond
   o EQ/Equity 500 Index
   o EQ/Evergreen International Bond
   o EQ/Evergreen Omega
   o EQ/FI Mid Cap
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Government Securities
   o EQ/International Growth
   o EQ/JPMorgan Core Bond
   o EQ/JPMorgan Value Opportunities
   o EQ/Legg Mason Value Equity
   o EQ/Long Term Bond
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Lord Abbett Mid Cap Value
   o EQ/Marsico Focus
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/PIMCO Real Return
   o EQ/Short Duration Bond
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock(10)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Emerging Markets Equity
   o EQ/Van Kampen Mid Cap Growth
   o EQ/Van Kampen Real Estate
   o Fidelity VIP Asset Manager
   o Fidelity VIP Contrafund(R)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Organization and Business (Continued)

   o Fidelity VIP Growth and Income
   o Franklin Income Securities
   o Franklin Rising Dividends Securities
   o Franklin Zero Coupon 2010
   o Janus Aspen Series Balanced
   o Janus Aspen Series Forty
   o Janus Aspen Series International Growth
   o Janus Aspen Series Mid Cap Growth
   o Janus Aspen Series Mid Cap Value
   o Janus Aspen Series Worldwide Growth
   o MarketPLUS International Core(3)
   o MarketPLUS Large Cap Core(8)
   o MarketPLUS Large Cap Growth(7)
   o MarketPLUS Mid Cap Value(4)
   o MFS(R) Utilities
   o Multimanager Aggressive Equity(2)
   o Multimanager Core Bond(2)
   o Multimanager Health Care(2)
   o Multimanager High Yield(2)
   o Multimanager International Equity(2)
   o Multimanager Large Cap Core Equity(2)
   o Multimanager Large Cap Growth(2)
   o Multimanager Large Cap Value(2)
   o Multimanager Mid Cap Growth(2)
   o Multimanager Mid Cap Value(2)
   o Multimanager Small Cap Growth(9)
   o Multimanager Small Cap Value(11)
   o Multimanager Technology(2)
   o Oppenheimer Global Securities
   o PIMCO Global Bond (Unhedged)
   o PIMCO StocksPLUS Growth and Income
   o UIF Emerging Markets Debt
   o UIF Global Value Equity(3)
   o Van Eck Worldwide Bond
   o Van Eck Worldwide Emerging Markets
   o Van Eck Worldwide Hard Assets

   ----------
   (1) Formerly known as EQ/Enterprise Moderate Allocation
   (2) Formerly known as AXA Premier VIP
   (3) Formerly known as EQ/Capital Guardian International
   (4) Formerly known as EQ/FI Mid Cap Value
   (5) Formerly known as EQ/Mercury Basic Value Equity
   (6) Formerly known as EQ/Mercury International Value
   (7) Formerly known as EQ/MFS Emerging Growth Companies
   (8) Formerly known as EQ/MFS Investors Trust
   (9) Formerly known as EQ/Small Company Growth
   (10) Formerly known as EQ/TCW Equity
   (11) Formerly known as EQ/Small Cap Value

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


1. Organization and Business (Concluded)

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the contractowners.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. MONY America does not anticipate any impact to the net assets of the Variable Account, upon adoption.

   Investments:

   The investment in shares of each of the respective Funds is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

   Due to and Due From:

   Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by contractowners.

   Investment Transactions and Investment Income:

   Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis), and (2) distributions representing the net realized gains on investments transactions.

   Contract Payments and Transfers:

   Payments received from contractowners represent contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

   Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment may not be less than the aggregate of the contractowner accounts allocated to that variable investment option. Additional assets are set-aside in MONY America's General Account to provide for other policy benefits, as required by state law. MONY America's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

   Taxes:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life policies participating in the Variable Account by reasons of applicable provisions of the

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


2. Significant Accounting Policies (Concluded)

   Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Related Party Transactions

   MONY America is the legal owner of the assets held by the Variable Account. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business MONY America may conduct.

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   MONY America received administrative fees directly from certain Funds for maintaining and servicing contractowner's accounts. During the year ended December 31, 2007, MONY America received $557,433 in aggregate from certain Funds in connection with MONY America Life subaccounts.

   Investment Manager and Advisors:

   EQAT and VIP have the right to issue two classes of shares--Class A and Class
   B. The class of shares offered by EQAT and VIP ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by EQAT and VIP. The Rule 12b-1 Plans provide that EQAT and VIP, on behalf of each portfolio, may charge, annually, the average daily net assets of a portfolio the applicable 12b-1 fee, attributable to its Class B shares, in respect of activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly manage the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.10% to a high of 1.40% of average daily net assets. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/AllianceBernstein Value, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   Contract Distribution and Principal Underwriter:

   AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

   The Variable Life policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions


   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2007 were as follows:

                                                                                                  Proceeds from
           MONY America Variable Account L Subaccounts:              Cost of Shares Acquired     Shares Redeemed
-----------------------------------------------------------------   -------------------------   ----------------
AIM V.I. Financial Services .....................................   $                 110,253   $         67,069
AIM V.I. Global Health Care .....................................                     131,777            133,008
AIM V.I. Technology .............................................                      44,582             32,884
All Asset Allocation ............................................                  14,910,330         20,211,951
AXA Aggressive Allocation .......................................                   4,342,076            171,623
AXA Conservative Allocation .....................................                     151,615             14,178
AXA Conservative-Plus Allocation ................................                     789,117            144,418
AXA Moderate Allocation .........................................                   4,480,487            200,285
AXA Moderate-Plus Allocation ....................................                  13,392,880            477,901
Dreyfus Stock Index Fund, Inc. ..................................                   8,738,704         24,129,020
EQ/AllianceBernstein Common Stock ...............................                   1,226,355            117,819
EQ/AllianceBernstein Intermediate Government Securities .........                      89,048              1,085
EQ/AllianceBernstein International ..............................                   2,294,837          4,957,183
EQ/AllianceBernstein Large Cap Growth ...........................                     103,577              8,396
EQ/AllianceBernstein Quality Bond ...............................                     143,231             20,763
EQ/AllianceBernstein Small Cap Growth ...........................                   1,085,083            133,717
EQ/AllianceBernstein Value ......................................                  14,773,314            249,248
EQ/Ariel Appreciation II ........................................                      18,310                334
EQ/AXA Rosenberg Value Long/Short Equity ........................                      29,173             12,276
EQ/BlackRock Basic Value Equity .................................                   1,290,708             31,344
EQ/BlackRock International Value ................................                   2,754,362          1,545,877
EQ/Bond Index ...................................................                   1,391,439          3,332,361
EQ/Boston Advisors Equity Income ................................                  27,414,162          3,487,745
EQ/Calvert Socially Responsible .................................                     455,250            339,603
EQ/Capital Guardian Growth ......................................                   6,545,814            152,739
EQ/Capital Guardian Research ....................................                   3,027,183            653,017
EQ/Caywood-Scholl High Yield Bond ...............................                   2,811,467          3,185,655
EQ/Equity 500 Index .............................................                     995,694             66,298
EQ/Evergreen International Bond .................................                      85,237              2,105
EQ/Evergreen Omega ..............................................                      27,686              1,083
EQ/FI Mid Cap ...................................................                   1,980,938            570,446
EQ/GAMCO Mergers and Acquisitions ...............................                     173,875              6,733
EQ/GAMCO Small Company Value ....................................                  15,223,523         20,830,266
EQ/Government Securities ........................................                   2,849,773          3,704,529
EQ/International Growth .........................................                   4,952,848          4,382,614
EQ/JPMorgan Core Bond ...........................................                  27,563,600          6,088,836
EQ/JPMorgan Value Opportunities .................................                      92,100              9,419
EQ/Legg Mason Value Equity ......................................                      79,063              5,775
EQ/Long Term Bond ...............................................                   2,121,875          3,729,707
EQ/Lord Abbett Growth and Income ................................                   2,268,798          1,608,282
EQ/Lord Abbett Large Cap Core ...................................                      34,814              2,167
EQ/Lord Abbett Mid Cap Value ....................................                   3,867,064          3,457,713
EQ/Marsico Focus ................................................                   3,492,274          2,902,844
EQ/Money Market .................................................                  53,412,478         54,925,409
EQ/Montag & Caldwell Growth .....................................                   8,787,957         12,182,579
EQ/PIMCO Real Return ............................................                   1,740,003          5,901,954
EQ/Short Duration Bond ..........................................                     530,798          2,784,738
EQ/Small Company Index ..........................................                   6,266,201            112,697
EQ/T. Rowe Price Growth Stock ...................................                   9,238,002         11,525,386
EQ/UBS Growth and Income ........................................                   3,352,655          4,496,723

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


4. Investment Transactions (Concluded)

                                                                                                  Proceeds from
         MONY America Variable Account L Subaccounts:               Cost of Shares Acquired     Shares Redeemed
-----------------------------------------------------------------   -------------------------   ----------------
EQ/Van Kampen Comstock ..........................................   $                  63,673   $          4,840
EQ/Van Kampen Emerging Markets Equity ...........................                   1,830,687            305,472
EQ/Van Kampen Mid Cap Growth ....................................                  12,206,402            346,696
EQ/Van Kampen Real Estate .......................................                   9,469,458            967,925
Fidelity VIP Asset Manager ......................................                      55,422             12,047
Fidelity VIP Contrafund .........................................                  32,401,513         13,344,874
Fidelity VIP Growth and Income ..................................                     947,900            211,985
Franklin Income Securities ......................................                  10,513,346          1,366,460
Franklin Rising Dividends Securities ............................                     183,619            177,002
Franklin Zero Coupon 2010 .......................................                      37,808             27,977
Janus Aspen Series Balanced .....................................                   1,740,643          1,837,365
Janus Aspen Series International Growth .........................                   2,953,828          4,838,517
Janus Aspen Series Forty ........................................                   3,264,618          5,354,455
Janus Aspen Series Mid Cap Growth ...............................                   2,758,089          5,088,596
Janus Aspen Series Mid Cap Value ................................                   1,622,049            547,262
Janus Aspen Series Worldwide Growth .............................                   3,248,287          3,883,764
MarketPLUS International Core ...................................                     120,890              3,764
MarketPLUS Large Cap Core .......................................                      17,165                615
MarketPLUS Large Cap Growth .....................................                     119,081              1,846
MarketPLUS Mid Cap Value ........................................                     385,423              5,102
MFS(R) Utilities ................................................                     915,494            775,229
Multimanager Aggressive Equity ..................................                      34,662                829
Multimanager Core Bond ..........................................                     199,041             25,292
Multimanager Health Care ........................................                     138,615             23,603
Multimanager High Yield .........................................                     960,201            386,829
Multimanager International Equity ...............................                     265,132             19,101
Multimanager Large Cap Core Equity ..............................                      44,033              2,570
Multimanager Large Cap Growth ...................................                     179,094              4,458
Multimanager Large Cap Value ....................................                     346,244             28,207
Multimanager Mid Cap Growth .....................................                     121,634             16,422
Multimanager Mid Cap Value ......................................                     167,394             49,244
Multimanager Small Cap Growth ...................................                   4,311,125          3,737,849
Multimanager Small Cap Value ....................................                     123,590              5,151
Multimanager Technology .........................................                     164,457              4,315
Oppenheimer Global Securities ...................................                     644,218            436,118
PIMCO Global Bond (Unhedged) ....................................                     693,114            542,591
PIMCO StocksPLUS Growth and Income ..............................                   1,148,739            784,062
UIF Emerging Markets Debt .......................................                      90,051             40,433
UIF Global Value Equity .........................................                   1,297,722          1,065,981
Van Eck Worldwide Bond ..........................................                     208,172            377,513
Van Eck Worldwide Emerging Markets ..............................                   2,146,826          1,881,394
Van Eck Worldwide Hard Assets ...................................                   1,466,055          2,124,826

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

------------------------------------------------------------------------------------------------------------------------
November 16, 2007                       Removed Portfolio            Class      Surviving Portfolio            Class
------------------------------------------------------------------------------------------------------------------------
                                                                                EQ/BlackRock
                                        AIM V. I. Basic Value        Series 1   Basic Value Equity             B
------------------------------------------------------------------------------------------------------------------------
Shares                                    61,874                                   48,649
Value                                   $  13.50                                 $  17.17
Net assets before merger                $835,303                                 $     --
Net assets after merger                 $     --                                 $835,303
------------------------------------------------------------------------------------------------------------------------
                                        AIM V.I. MidCap
                                        Core Equity                  Series 1    EQ/FI Mid Cap                 A
------------------------------------------------------------------------------------------------------------------------
Shares                                    29,372                                     293,191
Value                                   $  14.65                                 $     11.51
Net assets before merger                $430,302                                 $ 2,944,324
Net assets after merger                 $     --                                 $ 3,374,626
------------------------------------------------------------------------------------------------------------------------
                                        Alger American Balanced      0
                                        MFS Total Return             Initial
                                        T. Rowe Price Personal       *
                                        Strategy Balanced                       Franklin Income Securities     2
------------------------------------------------------------------------------------------------------------------------
Shares-Alger American Balanced              249,299                                          --
Shares-MFS Total Return                     201,059                                          --
Shares-T. Rowe Price Personal Strategy
Balanced                                    121,387                                          --
Shares-Franklin Income Securities                --                                     693,575
Value-Alger American Balanced           $     14.47                                          --
Value-MFS Total Return                  $     21.63                                          --
Value-T. Rowe Price Personal Strategy
Balanced                                $     20.51                                          --
Value-Franklin Income Securities                                                    $     17.17
Net assets before merger                $10,445,906                                 $ 1,462,770
Net assets after merger                 $        --                                 $11,908,676
------------------------------------------------------------------------------------------------------------------------
                                        Alger American                          EQ/Van Kampen
                                        MidCap Growth                0          Mid Cap Growth                 A
------------------------------------------------------------------------------------------------------------------------
Shares                                      478,710                                 746,611
Value                                   $     22.44                             $     16.24
Net assets before merger                $10,742,247                             $ 1,382,721
Net assets after merger                 $        --                             $12,124,968
------------------------------------------------------------------------------------------------------------------------
                                        Dreyfus IP Small                        EQ/Small
                                        Cap Stock Index              Service    Company Index                  A
------------------------------------------------------------------------------------------------------------------------
Shares                                     322,820                                 448,866
Value                                   $    17.77                              $    12.78
Net assets before merger                $5,736,512                              $       --
Net assets after merger                 $       --                              $5,736,512
------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------------------------
November 16, 2007                         Removed Portfolio              Class           Surviving Portfolio             Class
--------------------------------------------------------------------------------------------------------------------------------
                                          Fidelity VIP                   Initial &
                                          Growth Opportunities           Service         EQ/Capital
                                          Oppenheimer Main Street        Service         Guardian Research               A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Fidelity VIP Growth Opportunities
(Service Class)                               92,704                                             --
Shares-Fidelity VIP Growth Opportunities
(Initial Class)                               22,108                                             --
Shares-Oppenheimer Main Street                27,268                                             --
Shares-EQ/Capital Guardian Research                                                         219,715
Value-Fidelity VIP Growth Opportunities
(Service Class)                           $    21.55                                             --
Value-Fidelity VIP Growth Opportunities
(Initial Class)                           $    21.59                                             --
Value-Oppenheimer Main Street             $    25.18                                             --
Value-EQ/Capital Guardian Research                                                       $    14.39
Net assets before merger                  $3,161,696                                     $       --
Net assets after merger                   $       --                                     $3,161,696
--------------------------------------------------------------------------------------------------------------------------------
                                          Janus Aspen Series             Institutional
                                          Flexible Bond                  & Service
                                          UIF Core Plus Fixed Income     1               EQ/JPMorgan Core Bond           A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Janus Aspen Series Flexible Bond-
Service Class                                  89,221                                              --
Shares-Janus Aspen Series Flexible Bond-
Institutional Class                           684,404                                              --
Shares-UIF Core Plus Fixed Income           1,218,827                                              --
Shares-EQ/JPMorgan Core Bond                                                                2,817,817
Value-Janus Flexible Bond-Service Class   $     12.26                                              --
Value-Janus Flexible Bond-Institutional
Shares                                    $     11.62                                              --
Value-UIF Core Plus Fixed Income          $     11.53                                              --
Value-EQ/JPMorgan Core Bond                                                               $     11.30
Net assets before merger                  $23,099,705                                     $ 8,741,627
Net assets after merger                   $        --                                     $31,841,332
--------------------------------------------------------------------------------------------------------------------------------
                                          Old Mutual Select Value        Insurance
                                          UIF Value                      1               EQ/AllianceBernstein Value      A
--------------------------------------------------------------------------------------------------------------------------------
Shares-Old Mutual Select Value                 70,859                                              --
Shares-UIF Value                              806,089                                              --
Shares-EQ/AllianceBernstein Value                                                             784,574
Value-Old Mutual Select Value             $     18.27                                              --
Value-UIF Value                           $     13.49                                              --
Value-EQ/AllianceBernstein Value                                                          $     15.51
Net asset before merger                   $12,168,737                                              --
Net assets after merger                   $        --                                     $12,168,737
--------------------------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Substitutions/Reorganizations (Continued)

-------------------------------------------------------------------------------------------
November 16, 2007          Removed Portfolio      Class    Surviving Portfolio      Class
-------------------------------------------------------------------------------------------
                           T. Rowe Price                   EQ/Boston Advisors       A
                           Equity Income          *        Equity Income
-------------------------------------------------------------------------------------------
Shares                         986,932                       3,467,450
Value                      $     24.98                     $      7.11
Net assets before merger   $24,653,572                              --
Net assets after merger    $        --                     $24,653,572
-------------------------------------------------------------------------------------------
                           T. Rowe Price New               EQ/Capital Guardian
                           America Growth         *        Growth                   A
-------------------------------------------------------------------------------------------
Shares                        328,285                         525,212
Value                      $    24.27                      $    15.17
Net assets before merger   $7,967,471                      $       --
Net assets after merger    $       --                      $7,967,471
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
August 17, 2007            Removed Portfolio             Class        Surviving Portfolio          Class
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/AllianceBernstein
                           Dreyfus VIF Appreciation      Initial      Common Stock                 A
--------------------------------------------------------------------------------------------------------------
Shares                       11,230                                     24,020
Value                      $  43.29                                   $  20.24
Net assets before merger   $486,161                                   $     --
Net assets after merger    $     --                                   $486,161
--------------------------------------------------------------------------------------------------------------
                                                         Initial &                                 Initial &
                           Fidelity VIP Growth           Service      Fidelity VIP Contrafund      Service
--------------------------------------------------------------------------------------------------------------
Shares-Initial                  45,101                                       611,330
Shares-Service                 249,055                                       867,243
Value-Initial              $     39.71                                   $     33.03
Value-Service              $     39.57                                   $     32.91
Net assets before merger   $11,646,078                                   $37,087,097
Net assets after merger    $        --                                   $48,733,175
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/Van Kampen

                           MFS Mid Cap Growth            Initial      Mid Cap Growth               A
--------------------------------------------------------------------------------------------------------------
Shares                        167,706                                     82,998
Value                      $     7.28                                 $    14.71
Net assets before merger   $1,220,898                                 $       --
Net assets after merger    $       --                                 $1,220,898
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/AllianceBernstein
                           MFS New Discovery             Initial      Small Cap Growth             A
--------------------------------------------------------------------------------------------------------------
Shares                       45,816                                     44,011
Value                      $  17.07                                   $  17.77
Net assets before merger   $782,083                                   $     --
Net assets after merger    $     --                                   $782,083
--------------------------------------------------------------------------------------------------------------
                           UIF Equity Growth             1            Fidelity VIP Contrafund      Initial
--------------------------------------------------------------------------------------------------------------
Shares                        5,710                                       560,141
Value                      $  17.55                                   $     33.03
Net assets before merger   $100,209                                   $18,401,245
Net assets after merger    $     --                                   $18,501,454
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------
August 17, 2007            Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                           UIF U.S. Real Estate          1            EQ/Van Kampen Real Estate      A
--------------------------------------------------------------------------------------------------------------
Shares                        373,000                                    984,998
Value                      $    24.11                                 $     9.13
Net assets before merger   $8,993,027                                 $       --
Net assets after merger    $       --                                 $8,993,027
--------------------------------------------------------------------------------------------------------------
                           EQ/AllianceBernstein
                           Growth and Income             B            EQ/AllianceBernstein Value     B
--------------------------------------------------------------------------------------------------------------
Shares                         16,415                                     53,853
Value                      $    19.21                                 $    16.27
Net assets before merger   $  315,330                                 $  560,854
Net assets after merger    $       --                                 $  876,184
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 July 6, 2007              Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                            EQ/Capital Guardian U.S.                  EQ/Capital Guardian
                            Equity                       B            Research                       B
--------------------------------------------------------------------------------------------------------------
Shares                       2,239                                       2,795
Value                      $ 12.05                                    $  15.08
Net assets before merger   $26,975                                    $ 15,166
Net assets after merger    $    --                                    $ 42,141
--------------------------------------------------------------------------------------------------------------
                                                                      EQ/T. Rowe Price Growth
                           EQ/Janus Large Cap Growth     B            Stock                          B
--------------------------------------------------------------------------------------------------------------
Shares                       1,423                                         881
Value                      $  7.62                                    $  23.21
Net assets before merger   $10,844                                    $  9,599
Net assets after merger    $    --                                    $ 20,443
--------------------------------------------------------------------------------------------------------------
                           EQ/Wells Fargo
                           Montgomery                                 Multimanager Small Cap
                           Small Cap                     B            Growth                         B
--------------------------------------------------------------------------------------------------------------
Shares                       5,402                                      10,037
Value                      $ 14.94                                    $  10.65
Net assets before merger   $80,708                                    $ 26,186
Net assets after merger    $    --                                    $106,894
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class        Surviving Portfolio            Class
--------------------------------------------------------------------------------------------------------------
                           The Dreyfus Socially
                           Responsible Growth Fund,                   EQ/Calvert Socially
                           Inc.                          Initial      Responsible                    A
--------------------------------------------------------------------------------------------------------------
Shares                         56,329                                 184,521
Value                      $    27.68                              $     8.45
Net assets before merger   $1,559,199                              $       --
Net assets after merger    $       --                              $1,559,199
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Continued)

--------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class            Surviving Portfolo            Class
--------------------------------------------------------------------------------------------------------------
                           Dreyfus VIF International                      EQ/Mercury International
                           Value                         Initial          Value                         A
--------------------------------------------------------------------------------------------------------------
Shares                         621,451                                        679,849
Value                      $     18.51                                    $     16.92
Net assets before merger   $11,503,052                                    $        --
Net assets after merger    $        --                                    $11,503,052
--------------------------------------------------------------------------------------------------------------
                           Lord Abbett Bond                               AXA Premier VIP High
                           Debenture                     VC               Yield                         A
--------------------------------------------------------------------------------------------------------------
Shares                         110,950                                        231,303
Value                      $     12.30                                    $      5.90
Net assets before merger   $ 1,364,689                                    $        --
Net assets after merger    $        --                                    $ 1,364,689
--------------------------------------------------------------------------------------------------------------
                           Lord Abbett Growth                             EQ/Lord Abbett Growth
                           and Income                    VC               and Income                    A
--------------------------------------------------------------------------------------------------------------
Shares                         234,201                                        573,550
Value                      $     29.51                                    $     12.05
Net assets before merger   $ 6,911,280                                    $        --
Net assets after merger    $        --                                    $ 6,911,280
--------------------------------------------------------------------------------------------------------------
                                                                          EQ/Lord Abbett Mid Cap
                           Lord Abbett Mid Cap Value      VC              Value                         A
--------------------------------------------------------------------------------------------------------------
Shares                         657,229                                      1,231,147
Value                      $     22.61                                    $     12.07
Net assets before merger   $14,859,947                                    $        --
Net assets after merger    $        --                                    $14,859,947
--------------------------------------------------------------------------------------------------------------
                           Old Mutual Mid-Cap            Insurance        EQ/FI Mid Cap                 A
--------------------------------------------------------------------------------------------------------------
Shares                         159,983                                        253,257
Value                      $     16.97                                    $     10.72
Net assets before merger   $ 2,714,910                                    $        --
Net assets after merger    $        --                                    $ 2,714,910
--------------------------------------------------------------------------------------------------------------
                            PIMCO Real Return            Administrative   EQ/JPMorgan Core Bond         A
--------------------------------------------------------------------------------------------------------------
Shares                       1,158,558                                      1,264,623
Value                      $     12.40                                    $     11.36
Net assets before merger   $14,366,119                                    $        --
Net assets after merger    $        --                                    $14,366,119
--------------------------------------------------------------------------------------------------------------
                           T. Rowe Price
                           Limited-Term Bond             *                EQ/Short Duration Bond        A
--------------------------------------------------------------------------------------------------------------
Shares                         551,487                                        261,795
Value                      $      4.88                                    $     10.28
Net assets before merger   $ 2,691,256                                    $        --
Net assets after merger    $        --                                    $ 2,691,256
--------------------------------------------------------------------------------------------------------------
                           T. Rowe Price Prime
                           Reserve                       *                EQ/Money Market               A
--------------------------------------------------------------------------------------------------------------
Shares                       6,691,638                                      6,691,638
Value                      $      1.00                                    $      1.00
Net assets before merger   $ 6,691,638                                    $46,795,196
Net assets after merger    $        --                                    $53,486,834
--------------------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


5. Substitutions/Reorganizations (Concluded)

---------------------------------------------------------------------------------------------------------------
November 3, 2006           Removed Portfolio             Class            Surviving Portfolio           Class
---------------------------------------------------------------------------------------------------------------
                           T. Rowe Price                                  EQ/AllianceBernstein
                           International Stock           *                International                 A

---------------------------------------------------------------------------------------------------------------
Shares                        346,476                                        400,142
Value                      $    17.00                                     $    14.72
Net assets before merger   $5,890,089                                     $       --
Net assets after merger    $       --                                      5,890,089
---------------------------------------------------------------------------------------------------------------
                           Van Kampen UIF Emerging                        EQ/Van Kampen Emerging
                           Markets Equity                1                Markets Equity                A
---------------------------------------------------------------------------------------------------------------
Shares                         65,607                                         73,008
Value                      $    17.46                                     $    15.69
Net assets before merger   $1,145,496                                     $       --
Net assets after merger    $       --                                     $1,145,496
---------------------------------------------------------------------------------------------------------------

* The fund does not specify a share class.

   Effective April 30, 2007, Dreyfus VIF Small Company Stock was removed from the Variable Account as a variable investment option. Contract owners were notified prior to the removal of the variable investment option and were given the opportunity to reallocate amounts in Dreyfus VII Small Company Stock among the other variable investment options in the Variable Account. Any amounts remaining in the variable investment option on April 30, 2007 were defaulted to EQ/Money Market.

6. Financial Highlights

   The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   Financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 are presented respectively in the same table. The table for the year ended December 31, 2003 is presented individually. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2004 and going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to contractowners within each subaccount.

   During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial highlights for the year ended December 31, 2003 are presented for each Portfolio of the Funds rather than each Variable Life Policy, as if the accounts were combined on January 1, 2003. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Policies.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

   Contractowner Charges:

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net assets of the Variable Accounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

   Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the Variable Accounts, and ranges from a low of 0% to a high of 0.75%. The Incentive Life Legacy and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

   Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

   the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Contract, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

   Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

   Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   Transfer Charge: MLOA does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the contractowner.

   Partial Surrender Charge: This charge is assessed when a contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

   Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

   Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

   Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

   Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                                       At December 31,
                                                                       -----------------------------------------------
                                                                                            Units
                                                                                         Outstanding
                                                                       -----------------------------------------------
                                                                           2007        2006        2005        2004
                                                                       ----------- ----------- ----------- -----------
AIM V.I. Financial Services ..........................................    25,386      24,344      24,885      22,484
AIM V.I. Global Health Care ..........................................    57,410      57,268      56,716      48,255
AIM V.I. Technology ..................................................    17,425      16,469      16,815      11,137
All Asset Allocation (e) ............................................. 4,557,493   4,911,337   5,284,500   5,509,579
AXA Aggressive Allocation (t) ........................................    47,874       1,604          --          --
AXA Conservative Allocation (t) ......................................     1,251           7          --          --
AXA Conservative-Plus Allocation (t) .................................    12,493          54          --          --
AXA Moderate Allocation (t) ..........................................    74,700       1,805          --          --
AXA Moderate-Plus Allocation (t) .....................................   176,828       4,162          --          --
Dreyfus Stock Index Fund, Inc. ....................................... 4,239,431   5,170,800   4,991,017   5,287,785
EQ/AllianceBernstein Common Stock (t) (x) ............................    30,314         594          --          --
EQ/AllianceBernstein Intermediate Government Securities (as) .........       614          --          --          --
EQ/AllianceBernstein International (r) (t) ...........................   196,408     434,580          --          --
EQ/AllianceBernstein Large Cap Growth (t) ............................     1,151          21          --          --
EQ/AllianceBernstein Quality Bond (t) ................................       808          25          --          --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................    55,464          50          --          --
EQ/AllianceBernstein Value (t) (z) (ae) ..............................   691,063         616          --          --
EQ/Ariel Appreciation II (t) .........................................       148           2          --          --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................       151          --          --          --
EQ/BlackRock Basic Value Equity (t) (af) .............................    56,733          50          --          --
EQ/BlackRock International Value (j) (t) .............................   592,484     631,868          --          --
EQ/Bond Index ........................................................   313,108     451,053     524,306     881,866
EQ/Boston Advisors Equity Income (a) (ag) ............................ 2,046,743     816,030     793,136     640,936
EQ/Calvert Socially Responsible (c) (i) ..............................   222,571     221,898      25,267          --
EQ/Capital Guardian Growth (t) (ah) ..................................   580,146         236          --          --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................   438,622     180,664     186,997          --
EQ/Caywood-Scholl High Yield Bond ....................................   600,210     660,054     771,737     908,434
EQ/Equity 500 Index (t) ..............................................     7,835         330          --          --
EQ/Evergreen International Bond (t) ..................................       868          96          --          --
EQ/Evergreen Omega (t) ...............................................       238           1          --          --
EQ/FI Mid Cap (n) (t) (ak) ...........................................   199,167     172,176          --          --
EQ/GAMCO Mergers and Acquisitions ....................................     1,448         167          --          --
EQ/GAMCO Small Company Value ......................................... 2,332,537   2,561,256   2,734,826   2,843,564
EQ/Government Securities .............................................   815,305     905,605   1,047,706   1,092,052
EQ/International Growth .............................................. 1,259,597   1,270,605   1,214,713   1,215,729
EQ/JPMorgan Core Bond (o) (t) (al) (am) .............................. 2,395,611   1,045,020          --          --
EQ/JPMorgan Value Opportunities (t) ..................................       393          15          --          --
EQ/Legg Mason Value Equity (t) .......................................       710          88          --          --
EQ/Long Term Bond ....................................................   524,081     637,727     677,355   1,003,294
EQ/Lord Abbett Growth and Income (l) (t) .............................   508,655     494,366          --          --
EQ/Lord Abbett Large Cap Core (t) ....................................       252          13          --          --
EQ/Lord Abbett Mid Cap Value (m) (t) .................................   893,167     937,433          --          --

                                                                                            At December 31,
                                                                       ----------------------------------------------------------
                                                                                              Unit Value
                                                                                           Lowest to Highest
                                                                       ---------------------------------------------------------
                                                                                   2007                         2006
                                                                       ---------------------------- ----------------------------
AIM V.I. Financial Services .......................................... $11.59      to     $11.65      $14.95     to   $ 14.98
AIM V.I. Global Health Care ..........................................  13.97      to      14.90       12.53     to     13.32
AIM V.I. Technology ..................................................  10.61      to      13.92        9.89     to     12.93
All Asset Allocation (e) .............................................  13.90      to      25.11       13.30     to     24.20
AXA Aggressive Allocation (t) ........................................  10.04      to     165.60                       155.98
AXA Conservative Allocation (t) ......................................  10.38      to     125.29                       118.42
AXA Conservative-Plus Allocation (t) .................................  10.24      to     133.37                       126.43
AXA Moderate Allocation (t) ..........................................  10.24      to     145.96                       137.35
AXA Moderate-Plus Allocation (t) .....................................  10.17      to     157.21                        47.77
Dreyfus Stock Index Fund, Inc. .......................................  10.53      to      18.02       10.08     to     17.12
EQ/AllianceBernstein Common Stock (t) (x) ............................                    115.89                       111.99
EQ/AllianceBernstein Intermediate Government Securities (as) .........                    149.27                           --
EQ/AllianceBernstein International (r) (t) ...........................                     16.75                        14.96
EQ/AllianceBernstein Large Cap Growth (t) ............................                     88.85                        77.95
EQ/AllianceBernstein Quality Bond (t) ................................                    153.30                       146.64
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................  13.80      to     205.66                       176.25
EQ/AllianceBernstein Value (t) (z) (ae) ..............................  12.78      to     150.30                       157.30
EQ/Ariel Appreciation II (t) .........................................                    114.20                       115.56
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................                    112.54                           --
EQ/BlackRock Basic Value Equity (t) (af) .............................  15.25      to     279.01                       275.76
EQ/BlackRock International Value (j) (t) .............................                     19.76                        17.89
EQ/Bond Index ........................................................  16.06      to      17.91       15.06     to     16.92
EQ/Boston Advisors Equity Income (a) (ag) ............................  14.06      to     136.96       13.66     to    132.07
EQ/Calvert Socially Responsible (c) (i) ..............................   9.84      to     112.02        8.82     to     99.90
EQ/Capital Guardian Growth (t) (ah) ..................................                     87.78                        83.22
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................  12.75      to     148.80       11.60     to    146.37
EQ/Caywood-Scholl High Yield Bond ....................................  18.22      to      22.50       17.72     to     22.06
EQ/Equity 500 Index (t) ..............................................                    116.38                       110.89
EQ/Evergreen International Bond (t) ..................................                    110.57                       101.15
EQ/Evergreen Omega (t) ...............................................                    108.08                        97.08
EQ/FI Mid Cap (n) (t) (ak) ...........................................  17.09      to     151.40       15.84     to    140.14
EQ/GAMCO Mergers and Acquisitions ....................................                    123.00                       118.92
EQ/GAMCO Small Company Value .........................................  33.77      to      50.64       30.90     to     46.68
EQ/Government Securities .............................................  15.35      to      16.87       14.39     to     15.93
EQ/International Growth ..............................................  16.23      to      23.27       13.97     to     20.17
EQ/JPMorgan Core Bond (o) (t) (al) (am) ..............................  13.91      to     128.15       13.51     to    124.29
EQ/JPMorgan Value Opportunities (t) ..................................                    181.02                       183.24
EQ/Legg Mason Value Equity (t) .......................................                    107.28                       114.04
EQ/Long Term Bond ....................................................  18.24      to      23.04       16.95     to     21.56
EQ/Lord Abbett Growth and Income (l) (t) .............................  14.59      to     129.70       14.11     to    125.34
EQ/Lord Abbett Large Cap Core (t) ....................................                    132.91                       120.09
EQ/Lord Abbett Mid Cap Value (m) (t) .................................  15.66      to     127.19       15.59     to    126.46

                                                                                            At December 31,
                                                                       --------------------------------------------------------
                                                                                              Unit Value
                                                                                           Lowest to Highest
                                                                       --------------------------------------------------------
                                                                                   2005                         2004
                                                                       --------------------------   ---------------------------
AIM V.I. Financial Services .......................................... $12.87     to    $ 12.88     $12.15      to    $12.21
AIM V.I. Global Health Care ..........................................  11.95     to     12.66       11.09      to     11.70
AIM V.I. Technology ..................................................   8.98     to     11.70        8.82      to     11.45
All Asset Allocation (e) .............................................  12.07     to     22.13       11.48      to     21.20
AXA Aggressive Allocation (t) ........................................                      --                            --
AXA Conservative Allocation (t) ......................................                      --                            --
AXA Conservative-Plus Allocation (t) .................................                      --                            --
AXA Moderate Allocation (t) ..........................................                      --                            --
AXA Moderate-Plus Allocation (t) .....................................                      --                            --
Dreyfus Stock Index Fund, Inc. .......................................   8.79     to     14.82        8.46      to     14.16
EQ/AllianceBernstein Common Stock (t) (x) ............................                      --                            --
EQ/AllianceBernstein Intermediate Government Securities (as) .........                      --                            --
EQ/AllianceBernstein International (r) (t) ...........................                      --                            --
EQ/AllianceBernstein Large Cap Growth (t) ............................                      --                            --
EQ/AllianceBernstein Quality Bond (t) ................................                      --                            --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................                      --                            --
EQ/AllianceBernstein Value (t) (z) (ae) ..............................                      --                            --
EQ/Ariel Appreciation II (t) .........................................                      --                            --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................                      --                            --
EQ/BlackRock Basic Value Equity (t) (af) .............................                      --                            --
EQ/BlackRock International Value (j) (t) .............................                      --                            --
EQ/Bond Index ........................................................  14.50     to     16.41       14.37      to     16.39
EQ/Boston Advisors Equity Income (a) (ag) ............................  11.86     to     13.80       11.25      to     13.04
EQ/Calvert Socially Responsible (c) (i) ..............................                   10.43                            --
EQ/Capital Guardian Growth (t) (ah) ..................................                      --                            --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................                   10.39                            --
EQ/Caywood-Scholl High Yield Bond ....................................  16.42     to     20.58       15.98      to     20.19
EQ/Equity 500 Index (t) ..............................................                      --                            --
EQ/Evergreen International Bond (t) ..................................                      --                            --
EQ/Evergreen Omega (t) ...............................................                      --                            --
EQ/FI Mid Cap (n) (t) (ak) ...........................................                      --                            --
EQ/GAMCO Mergers and Acquisitions ....................................                      --                            --
EQ/GAMCO Small Company Value .........................................  26.00     to     39.58       24.92      to     38.22
EQ/Government Securities .............................................  13.88     to     15.49       13.70      to     15.41
EQ/International Growth ..............................................  11.12     to     16.17        9.84      to     14.42
EQ/JPMorgan Core Bond (o) (t) (al) (am) ..............................                      --                            --
EQ/JPMorgan Value Opportunities (t) ..................................                      --                            --
EQ/Legg Mason Value Equity (t) .......................................                      --                            --
EQ/Long Term Bond ....................................................  16.60     to     21.28       16.11      to     20.81
EQ/Lord Abbett Growth and Income (l) (t) .............................                      --                            --
EQ/Lord Abbett Large Cap Core (t) ....................................                      --                            --
EQ/Lord Abbett Mid Cap Value (m) (t) .................................                      --                            --

                                                                                    At December 31,
                                                                       ------------------------------------------
                                                                                       Net Assets
                                                                                         (000)
                                                                       ------------------------------------------
                                                                          2007       2006       2005       2004
                                                                       ---------- ---------- ---------- ---------
AIM V.I. Financial Services ..........................................   $295       $365       $321       $275
AIM V.I. Global Health Care ..........................................    810        725        686        540
AIM V.I. Technology ..................................................    200        175        166        100
All Asset Allocation (e) ............................................. 94,408     98,759     97,622     98,455
AXA Aggressive Allocation (t) ........................................  4,233        242         --         --
AXA Conservative Allocation (t) ......................................    135          1         --         --
AXA Conservative-Plus Allocation (t) .................................    633          7         --         --
AXA Moderate Allocation (t) ..........................................  4,417        244         --         --
AXA Moderate-Plus Allocation (t) ..................................... 13,149        610         --         --
Dreyfus Stock Index Fund, Inc. ....................................... 64,956     77,325     63,901     65,313
EQ/AllianceBernstein Common Stock (t) (x) ............................  1,199         46         --         --
EQ/AllianceBernstein Intermediate Government Securities (as) .........     71         --         --         --
EQ/AllianceBernstein International (r) (t) ...........................  3,947      6,526         --         --
EQ/AllianceBernstein Large Cap Growth (t) ............................    102          2         --         --
EQ/AllianceBernstein Quality Bond (t) ................................    124          4         --         --
EQ/AllianceBernstein Small Cap Growth (t) (y) ........................    977          9         --         --
EQ/AllianceBernstein Value (t) (z) (ae) .............................. 13,308         97         --         --
EQ/Ariel Appreciation II (t) .........................................     17          0         --         --
EQ/AXA Rosenberg Value Long/Short Equity (as) ........................     17         --         --         --
EQ/BlackRock Basic Value Equity (t) (af) .............................  1,188         14         --         --
EQ/BlackRock International Value (j) (t) ............................. 12,274     11,357         --         --
EQ/Bond Index ........................................................  4,990      6,789      7,601     12,739
EQ/Boston Advisors Equity Income (a) (ag) ............................ 36,559     12,264     10,258      8,021
EQ/Calvert Socially Responsible (c) (i) ..............................  2,111      1,869        264         --
EQ/Capital Guardian Growth (t) (ah) ..................................  7,763         19         --         --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .......................  5,194      2,098      1,965         --
EQ/Caywood-Scholl High Yield Bond .................................... 11,510     12,329     13,373     15,317
EQ/Equity 500 Index (t) ..............................................    912         16         --         --
EQ/Evergreen International Bond (t) ..................................     96         10         --         --
EQ/Evergreen Omega (t) ...............................................     26         --         --         --
EQ/FI Mid Cap (n) (t) (ak) ...........................................  4,010      2,867         --         --
EQ/GAMCO Mergers and Acquisitions ....................................    178         20         --         --
EQ/GAMCO Small Company Value ......................................... 82,005     83,200     76,140     77,649
EQ/Government Securities ............................................. 11,604     12,232     13,837     14,401
EQ/International Growth .............................................. 24,711     21,606     16,641     14,930
EQ/JPMorgan Core Bond (o) (t) (al) (am) .............................. 34,384     14,462         --         --
EQ/JPMorgan Value Opportunities (t) ..................................     71          3         --         --
EQ/Legg Mason Value Equity (t) .......................................     76         10         --         --
EQ/Long Term Bond ....................................................  9,058     10,331     10,858     15,886
EQ/Lord Abbett Growth and Income (l) (t) .............................  7,917      7,381         --         --
EQ/Lord Abbett Large Cap Core (t) ....................................     34          2         --         --
EQ/Lord Abbett Mid Cap Value (m) (t) ................................. 15,001     15,527         --         --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                                     At December 31,
                                                        ----------------------------------------------------------------------------
                                                                             Units                              Unit Value
                                                                           Outstanding                       Lowest to Highest
                                                        ----------------------------------------------- ----------------------------
                                                            2007        2006        2005        2004                2007
                                                        ----------- ----------- ----------- ----------- ----------------------------
EQ/Marsico Focus (f) ..................................   957,530   1,050,337   1,088,339          --   $13.03        to    $187.95
EQ/Money Market (g) (q) ............................... 4,660,253   5,079,812   3,862,670          --    10.92        to      11.12
EQ/Montag & Caldwell Growth (h) ....................... 4,939,826   5,252,258   5,534,304   5,380,978    10.12        to      10.67
EQ/PIMCO Real Return ..................................   309,572     673,529   1,398,700   2,719,913    12.97        to      13.13
EQ/Short Duration Bond (p) ............................    46,799     211,419      19,264      11,608    11.14        to      14.80
EQ/Small Company Index (t) (an) .......................   562,134         193          --          --    17.38        to     171.06
EQ/T. Rowe Price Growth Stock (u) ..................... 2,872,427   3,151,474   3,551,201   3,655,546    13.89        to      23.88
EQ/UBS Growth and Income .............................. 1,578,496   1,671,667   1,750,657   1,719,600    11.10        to     137.92
EQ/Van Kampen Comstock (t) ............................       501          56          --          --                        118.91
EQ/Van Kampen Emerging Markets Equity (t) (s) .........    48,048      43,675          --          --    39.42        to     304.02
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............   796,240          11          --          --    12.29        to     166.98
EQ/Van Kampen Real Estate (ab) (at) ...................   331,584          --          --          --    22.38        to      83.44
Fidelity VIP Asset Manager ............................    14,985      12,798      15,149     423,053                         13.74
Fidelity VIP Contrafund (R)(ac) (ad) .................. 2,888,470   2,328,768   2,355,687   1,993,257    16.12        to      17.96
Fidelity VIP Growth and Income ........................   146,987      97,655     110,223     926,910                         13.15
Franklin Income Securities (ap) (aq) (ar) .............   868,311      91,299      81,801      28,819     9.99        to      15.75
Franklin Rising Dividends Securities ..................    39,654      40,481      31,384      19,473                         14.64
Franklin Zero Coupon 2010 .............................     9,493       9,020       7,726       3,856                         11.86
Janus Aspen Series Balanced ...........................   625,165     645,782     654,547     618,943    14.22        to      14.74
Janus Aspen Series Forty .............................. 1,929,057   2,127,930   2,185,203   1,556,906    12.32        to      12.92
Janus Aspen Series International Growth ...............   555,876     651,565     625,261     430,237    23.39        to      31.04
Janus Aspen Series Mid Cap Growth ..................... 1,776,494   2,083,663   2,224,752   2,014,622     8.52        to      13.75
Janus Aspen Series Mid Cap Value ......................   208,859     153,489     170,022     158,728                         16.01
Janus Aspen Series Worldwide Growth ................... 1,673,999   1,740,735   1,851,821   2,478,108     7.85        to      10.01
MarketPLUS International Core (t) .....................       615          15          --          --                        171.65
MarketPLUS Large Cap Core (t) .........................       123           6          --          --                        116.64
MarketPLUS Large Cap Growth (t) .......................       640          34          --          --                        198.96
MarketPLUS Mid Cap Value (t) ..........................     1,590         162          --          --                        196.96
MFS(R) Utilities ......................................    80,073      80,528      68,386      42,638    28.47        to      31.68
Multimanager Aggressive Equity (t) ....................       418          81          --          --                        101.51
Multimanager Core Bond (t) ............................     1,527         178          --          --                        130.81
Multimanager Health Care (t) ..........................       790           9          --          --                        140.94
Multimanager High Yield (k) (t) .......................    98,629      94,562          --          --    14.76        to     138.09
Multimanager International Equity (t) .................       950          34          --          --                        264.21
Multimanager Large Cap Core Equity (t) ................       250          25          --          --                        172.31
Multimanager Large Cap Growth (t) .....................     1,096          59          --          --                        156.43
Multimanager Large Cap Value (t) ......................     1,658         206          --          --                        193.37
Multimanager Mid Cap Growth (t) .......................       505          27          --          --                        202.77
Multimanager Mid Cap Value (t) ........................       798         103          --          --                        149.14
Multimanager Small Cap Growth (w) ..................... 1,027,039   1,096,115   1,135,402   1,115,750    12.53        to      13.70
Multimanager Small Cap Value (t) ......................       490          16                                                207.32
Mulitmanager Technology (t) ...........................       790          24          --          --                        217.54

                                                                              At December 31,
                                                        ----------------------------------------------------------
                                                                                 Unit Value
                                                                             Lowest to Highest
                                                        ----------------------------------------------------------
                                                                     2006                           2005
                                                        ----------------------------      ------------------------
EQ/Marsico Focus (f) ..................................     $11.51     to    $164.80      $10.60     to    $10.62
EQ/Money Market (g) (q) ...............................      10.48     to      10.59       10.09     to     10.11
EQ/Montag & Caldwell Growth (h) .......................       8.44     to       8.83        7.88     to      8.19
EQ/PIMCO Real Return ..................................      11.68     to      11.78       11.67     to     11.73
EQ/Short Duration Bond (p) ............................      10.61     to      14.02                        10.25
EQ/Small Company Index (t) (an) .......................                       174.25                           --
EQ/T. Rowe Price Growth Stock (u) .....................      12.96     to      22.44       13.49     to     23.54
EQ/UBS Growth and Income ..............................      11.06     to     136.33        9.76     to     12.50
EQ/Van Kampen Comstock (t) ............................                       121.96                           --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........      27.78     to     214.07                           --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                       136.41                           --
EQ/Van Kampen Real Estate (ab) (at) ...................                           --                           --
Fidelity VIP Asset Manager ............................                        11.89                        11.08
Fidelity VIP Contrafund (R)(ac) (ad) ..................      13.82     to      15.27       12.48     to     13.67
Fidelity VIP Growth and Income ........................                        11.73                        10.36
Franklin Income Securities (ap) (aq) (ar) .............                        15.24                        12.93
Franklin Rising Dividends Securities ..................                        15.09                        12.93
Franklin Zero Coupon 2010 .............................                        10.98                        10.76
Janus Aspen Series Balanced ...........................      12.96     to      13.38       11.79     to     12.13
Janus Aspen Series Forty ..............................       9.06     to       9.43        8.35     to      8.62
Janus Aspen Series International Growth ...............      18.23     to      24.33       12.40     to     16.65
Janus Aspen Series Mid Cap Growth .....................       6.98     to      11.35        6.15     to     10.07
Janus Aspen Series Mid Cap Value ......................                        14.93                        12.98
Janus Aspen Series Worldwide Growth ...................       7.22     to       9.13        6.15     to      7.72
MarketPLUS International Core (t) .....................                       148.97                           --
MarketPLUS Large Cap Core (t) .........................                       112.28                           --
MarketPLUS Large Cap Growth (t) .......................                       172.08                           --
MarketPLUS Mid Cap Value (t) ..........................                       200.16                           --
MFS(R) Utilities ......................................      22.34     to      24.77       17.08     to     18.87
Multimanager Aggressive Equity (t) ....................                        91.14                           --
Multimanager Core Bond (t) ............................                       123.10                           --
Multimanager Health Care (t) ..........................                       129.34                           --
Multimanager High Yield (k) (t) .......................      14.32     to     133.89                           --
Multimanager International Equity (t) .................                       235.00                           --
Multimanager Large Cap Core Equity (t) ................                       164.10                           --
Multimanager Large Cap Growth (t) .....................                       140.62                           --
Multimanager Large Cap Value (t) ......................                       186.58                           --
Multimanager Mid Cap Growth (t) .......................                       181.19                           --
Multimanager Mid Cap Value (t) ........................                       149.00                           --
Multimanager Small Cap Growth (w) .....................      12.18     to      13.21       11.13     to     11.98
Multimanager Small Cap Value (t) ......................                       229.95
Mulitmanager Technology (t) ...........................                       184.01                           --

                                                                                 At December 31,
                                                        -----------------------------------------------------------------
                                                               Unit Value                       Net Assets
                                                           Lowest to Highest                      (000)
                                                        ------------------------ ----------------------------------------
                                                                  2004              2007       2006       2005      2004
                                                        ------------------------ ---------- ---------- ---------- -------
EQ/Marsico Focus (f) ..................................                  --      $13,369    $12,186    $11,550        --
EQ/Money Market (g) (q) ...............................                  --       52,636     54,255     39,050        --
EQ/Montag & Caldwell Growth (h) .......................  7.53    to     7.76      62,655     55,109     53,947    48,368
EQ/PIMCO Real Return .................................. 11.62    to    11.64       4,140      7,933     16,406    31,671
EQ/Short Duration Bond (p) ............................                10.14         684      2,914        197       118
EQ/Small Company Index (t) (an) .......................                  --        6,166         33         --        --
EQ/T. Rowe Price Growth Stock (u) ..................... 12.98    to    22.82      51,422     52,829     61,940    62,403
EQ/UBS Growth and Income ..............................  9.03    to    11.51      21,376     22,392     20,591    18,615
EQ/Van Kampen Comstock (t) ............................                  --           60          7         --        --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                  --        3,093      1,345         --        --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                  --       12,622          1         --        --
EQ/Van Kampen Real Estate (ab) (at) ...................                  --        7,856         --         --        --
Fidelity VIP Asset Manager ............................                10.65         206        152        168     4,506
Fidelity VIP Contrafund (R)(ac) (ad) .................. 10.76    to    11.69      51,385     35,263     32,046    23,289
Fidelity VIP Growth and Income ........................                 9.63       1,933      1,145      1,142     8,922
Franklin Income Securities (ap) (aq) (ar) .............                12.77      10,844      1,391      1,058       368
Franklin Rising Dividends Securities ..................                12.55         580        611        406       244
Franklin Zero Coupon 2010 .............................                10.66         113         99         83        41
Janus Aspen Series Balanced ........................... 11.01    to    11.28       9,151      8,588      7,894     6,949
Janus Aspen Series Forty ..............................  7.45    to     7.64      27,804     22,225     20,817    13,575
Janus Aspen Series International Growth ...............  9.37    to    12.67      14,592     13,185      8,559     4,517
Janus Aspen Series Mid Cap Growth .....................  5.47    to     9.03      17,758     16,816     15,749    12,850
Janus Aspen Series Mid Cap Value ......................                11.80       3,343      2,291      2,207     1,873
Janus Aspen Series Worldwide Growth ...................  5.85    to     7.29      16,486     15,712     14,127    17,958
MarketPLUS International Core (t) .....................                  --          106          2         --        --
MarketPLUS Large Cap Core (t) .........................                  --           14          1         --        --
MarketPLUS Large Cap Growth (t) .......................                  --          127          6         --        --
MarketPLUS Mid Cap Value (t) ..........................                  --          313         32         --        --
MFS(R) Utilities ...................................... 14.67    to    16.15       2,422      1,913      1,237       660
Multimanager Aggressive Equity (t) ....................                  --           42          7         --        --
Multimanager Core Bond (t) ............................                  --          200         22         --        --
Multimanager Health Care (t) ..........................                  --          111          1         --        --
Multimanager High Yield (k) (t) .......................                  --        1,932      1,455         --        --
Multimanager International Equity (t) .................                  --          251          8         --        --
Multimanager Large Cap Core Equity (t) ................                  --           43          4         --        --
Multimanager Large Cap Growth (t) .....................                  --          171          8         --        --
Multimanager Large Cap Value (t) ......................                  --          320         39         --        --
Multimanager Mid Cap Growth (t) .......................                  --          102          5         --        --
Multimanager Mid Cap Value (t) ........................                  --          119         15         --        --
Multimanager Small Cap Growth (w) ..................... 10.42    to    11.14      17,055     17,426     16,375    15,085
Multimanager Small Cap Value (t) ......................                              102          4
Mulitmanager Technology (t) ...........................                  --          172          4         --        --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                       At December 31,
                                             -------------------------------------------------------------------
                                                              Units                          Unit Value
                                                           Outstanding                    Lowest to Highest
                                             --------------------------------------- ---------------------------
                                                2007      2006      2005      2004              2007
                                             --------- --------- --------- --------- ---------------------------
Oppenheimer Global Securities ..............   98,572    94,092    77,121    44,146                     $21.15
PIMCO Global Bond (Unhedged) ...............  177,748   173,114   158,504   144,303                      16.02
PIMCO StocksPLUS Growth and Income .........  312,622   311,144   295,358   252,393                      15.43
UIF Emerging Markets Debt ..................   25,554    25,575    27,550    29,344                      19.23
UIF Global Value Equity ....................  117,454   113,258   115,994    99,064     15.84    to      19.05
Van Eck Worldwide Bond .....................    7,400    18,401    40,113    33,995                      17.60
Van Eck Worldwide Emerging Markets .........  229,915   268,288   297,777    77,227                      25.32
Van Eck Worldwide Hard Assets ..............   25,882    43,644    78,517    43,129                      47.84

                                                                      At December 31,
                                             ----------------------------------------------------------------------
                                                                         Unit Value
                                                                     Lowest to Highest
                                             ----------------------------------------------------------------------
                                                     2006                   2005                   2004
                                             -------------------  ----------------------  -------------------------
Oppenheimer Global Securities ..............              $20.01                  $17.11                  $15.05
PIMCO Global Bond (Unhedged) ...............               14.65                   14.05                   15.10
PIMCO StocksPLUS Growth and Income .........               14.47                   12.65                   12.27
UIF Emerging Markets Debt ..................               18.05                   16.29                   14.51
UIF Global Value Equity ....................  14.86   to   17.92      12.26   to   13.01      11.58   to   12.34
Van Eck Worldwide Bond .....................               16.04                   15.07                   15.54
Van Eck Worldwide Emerging Markets .........               18.40                   13.19                    9.99
Van Eck Worldwide Hard Assets ..............               32.91                   26.44                   17.43

                                                          At December 31,
                                             ---------------------------------------
                                                            Net Assets
                                                              (000)
                                             ---------------------------------------
                                                2007      2006      2005      2004
                                             --------- --------- --------- ---------
Oppenheimer Global Securities .............. $2,085    $1,882    $1,319    $664
PIMCO Global Bond (Unhedged) ...............  2,801     2,495     2,189    2,138
PIMCO StocksPLUS Growth and Income .........  4,745     4,430     3,676    3,047
UIF Emerging Markets Debt ..................    491       462       449      426
UIF Global Value Equity ....................  1,896     1,719     1,452    1,172
Van Eck Worldwide Bond .....................    130       295       604      528
Van Eck Worldwide Emerging Markets .........  5,821     4,936     3,927      772
Van Eck Worldwide Hard Assets ..............  1,238     1,437     2,076      752

-------

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c)  EQ/Calvert Socially Responsible was substituted for EQ/Enterprise
     Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marsico Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)  EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
     2005.
(h) EQ/Montag & Caldwell Growth was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k)  Multimanager High Yield was substituted for Lord Abbett Bond
     Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Core Bond was substituted for PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited-Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(v)  EQ/Capital Guardian Research was substituted for EQ/Capital Guardian
     U.S. Equity on July 6, 2007. (See Note 5)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(z) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 5)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)
(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(ae) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ak) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Bond on November 16, 2007. (See Note 5)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Income on November 16, 2007. (See Note 5)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(aq) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

                                                                           For the period ended December 31,
                                                         ---------------------------------------------------------------------
                                                                         Investment                       Expense Ratio**
                                                                           Income                            Lowest to
                                                                           Ratio*                             Highest
                                                         ------------------------------------------- -------------------------
                                                            2007       2006       2005       2004              2007
                                                         ---------- ---------- ---------- ---------- -------------------------
AIM V.I. Financial Services ............................    1.79%      1.66%     1.49%       0.84%     0.00      to     0.35%
AIM V.I. Global Health Care ............................     --         --         --         --       0.00      to     0.35
AIM V.I. Technology ....................................     --         --         --         --       0.00      to     0.35
All Asset Allocation (e) ...............................    3.54       2.80      2.82        2.86      0.00      to     0.75
AXA Aggressive Allocation (t) ..........................    4.95       8.78        --         --       0.00      to     0.75
AXA Conservative Allocation(t) .........................    8.06       1.19        --         --       0.00      to     0.75
AXA Conservative-Plus Allocation (t) ...................    7.25      17.16        --         --       0.00      to     0.75
AXA Moderate Allocation (t) ............................    7.01      10.12        --         --       0.00      to     0.75
AXA Moderate-Plus Allocation (t) .......................    5.52       9.44        --         --       0.00      to     0.75
Dreyfus Stock Index Fund, Inc. .........................    1.68       1.69      1.61        1.84      0.00      to     0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............    2.23       3.68        --         --                        0.00
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................   12.26        --         --         --                        0.00
EQ/AllianceBernstein International (r) (t) .............    1.19       1.32        --         --                        0.00
EQ/AllianceBernstein Large Cap Growth (t) ..............     --         --         --         --                        0.00
EQ/AllianceBernstein Quality Bond (t) ..................   10.47       1.30        --         --                        0.00
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........     --         --         --         --       0.00      to     0.35
EQ/AllianceBernstein Value (t) (z) (ae) ................   16.16       4.36        --                  0.00      to     0.35
EQ/Ariel Appreciation II (t) ...........................    0.92       1.89        --         --                        0.00
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........    5.13        --         --         --                        0.00
EQ/BlackRock Basic Value Equity (t) (af) ...............    4.69       4.29        --         --       0.00      to     0.35
EQ/BlackRock International Value (j) (t) ...............    2.19       1.62        --         --                        0.00
EQ/Bond Index ..........................................    3.94       4.37      3.08        9.75      0.00      to     0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............    4.67       1.83      1.40        2.64      0.00      to     0.75
EQ/Calvert Socially Responsible (c) (i) ................    0.45        --         --         --       0.00      to     0.75
EQ/Capital Guardian Growth (t) (ah) ....................     --        0.17        --         --                        0.00
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........    2.53       0.83      0.70         --       0.00      to     0.75
EQ/Caywood-Scholl High Yield Bond ......................    6.34       5.43      5.30       12.01      0.00      to     0.75
EQ/Equity 500 Index (t) ................................    2.67       5.16        --         --                        0.00
EQ/Evergreen International Bond (t) ....................    4.33       0.20        --         --                        0.00
EQ/Evergreen Omega (t) .................................     --         --         --         --                        0.00
EQ/FI Mid Cap (n) (t) (ak) .............................     --        0.26        --         --       0.00      to     0.35
EQ/GAMCO Mergers and Acquisitions ......................    1.06       8.41        --         --                        0.00
EQ/GAMCO Small Company Value ...........................    0.41       0.85      0.42        0.02      0.00      to     0.75
EQ/Government Securities ...............................    4.60       4.48      3.61        6.00      0.00      to     0.75
EQ/International Growth ................................    0.53       0.80      1.51        1.18      0.00      to     0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................   10.85       4.49        --         --       0.00      to     0.35
EQ/JPMorgan Value Opportunities (t) ....................    3.02       7.22        --         --                        0.00
EQ/Legg Mason Value Equity (t) .........................     --         --         --         --                        0.00
EQ/Long Term Bond ......................................    3.71       4.11      1.46       10.57      0.00      to     0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............    1.37       0.79        --         --       0.00      to     0.35
EQ/Lord Abbett Large Cap Core (t) ......................    1.76       3.14        --         --                        0.00

                                                                  For the period ended December 31,
                                                         ----------------------------------------------------
                                                                           Expense Ratio**
                                                                              Lowest to
                                                                               Highest
                                                         ----------------------------------------------------
                                                                   2006                      2005
                                                         ------------------------- -------------------------
AIM V.I. Financial Services ............................   0.00     to    0.35%      0.00     to    0.35%
AIM V.I. Global Health Care ............................   0.00     to    0.35       0.00     to    0.35
AIM V.I. Technology ....................................   0.00     to    0.35       0.00     to    0.35
All Asset Allocation (e) ...............................   0.00     to    0.75       0.00     to    0.75
AXA Aggressive Allocation (t) ..........................                    --                        --
AXA Conservative Allocation(t) .........................                    --                        --
AXA Conservative-Plus Allocation (t) ...................                    --                        --
AXA Moderate Allocation (t) ............................                    --                        --
AXA Moderate-Plus Allocation (t) .......................                    --                        --
Dreyfus Stock Index Fund, Inc. .........................   0.00     to    0.75       0.00     to    0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............                    --                        --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                    --                        --
EQ/AllianceBernstein International (r) (t) .............                    --                        --
EQ/AllianceBernstein Large Cap Growth (t) ..............                    --                        --
EQ/AllianceBernstein Quality Bond (t) ..................                    --                        --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                    --                        --
EQ/AllianceBernstein Value (t) (z) (ae) ................                    --                        --
EQ/Ariel Appreciation II (t) ...........................                    --                        --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                    --                        --
EQ/BlackRock Basic Value Equity (t) (af) ...............                    --                        --
EQ/BlackRock International Value (j) (t) ...............                    --                        --
EQ/Bond Index ..........................................   0.00     to    0.75       0.00     to    0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............   0.00     to    0.75       0.35     to    0.75
EQ/Calvert Socially Responsible (c) (i) ................   0.00     to    0.75                      0.35
EQ/Capital Guardian Growth (t) (ah) ....................                    --                        --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........   0.00     to    0.60                      0.60
EQ/Caywood-Scholl High Yield Bond ......................   0.00     to    0.75       0.00     to    0.75
EQ/Equity 500 Index (t) ................................                    --                        --
EQ/Evergreen International Bond (t) ....................                    --                        --
EQ/Evergreen Omega (t) .................................                    --                        --
EQ/FI Mid Cap (n) (t) (ak) .............................   0.00     to    0.35                        --
EQ/GAMCO Mergers and Acquisitions ......................                    --                        --
EQ/GAMCO Small Company Value ...........................   0.00     to    0.75       0.00     to    0.75
EQ/Government Securities ...............................   0.00     to    0.75       0.00     to    0.75
EQ/International Growth ................................   0.00     to    0.75       0.00     to    0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................   0.00     to    0.35                        --
EQ/JPMorgan Value Opportunities (t) ....................                    --
EQ/Legg Mason Value Equity (t) .........................                    --                        --
EQ/Long Term Bond ......................................   0.00     to    0.75       0.00     to    0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............   0.00     to    0.35                        --
EQ/Lord Abbett Large Cap Core (t) ......................                    --                        --


                                                            For the period ended
                                                                 December 31,
                                                         --------------------------
                                                              Expense Ratio**
                                                                 Lowest to
                                                                  Highest
                                                         -------------------------
                                                                   2004
                                                         -------------------------
AIM V.I. Financial Services ............................    0.00     to    0.35%
AIM V.I. Global Health Care ............................    0.00     to    0.35
AIM V.I. Technology ....................................    0.00     to    0.35
All Asset Allocation (e) ...............................    0.00     to    0.75
AXA Aggressive Allocation (t) ..........................                     --
AXA Conservative Allocation(t) .........................                     --
AXA Conservative-Plus Allocation (t) ...................                     --
AXA Moderate Allocation (t) ............................                     --
AXA Moderate-Plus Allocation (t) .......................                     --
Dreyfus Stock Index Fund, Inc. .........................    0.00     to    0.75
EQ/AllianceBernstein Common Stock (t) (x) ..............                     --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                     --
EQ/AllianceBernstein International (r) (t) .............                     --
EQ/AllianceBernstein Large Cap Growth (t) ..............                     --
EQ/AllianceBernstein Quality Bond (t) ..................                     --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                     --
EQ/AllianceBernstein Value (t) (z) (ae) ................                     --
EQ/Ariel Appreciation II (t) ...........................                     --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                     --
EQ/BlackRock Basic Value Equity (t) (af) ...............                     --
EQ/BlackRock International Value (j) (t) ...............                     --
EQ/Bond Index ..........................................    0.00     to    0.75
EQ/Boston Advisors Equity Income (a) (ag) ..............    0.35     to    0.75
EQ/Calvert Socially Responsible (c) (i) ................                     --
EQ/Capital Guardian Growth (t) (ah) ....................                     --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........                     --
EQ/Caywood-Scholl High Yield Bond ......................    0.00     to    0.75
EQ/Equity 500 Index (t) ................................                     --
EQ/Evergreen International Bond (t) ....................                     --
EQ/Evergreen Omega (t) .................................                     --
EQ/FI Mid Cap (n) (t) (ak) .............................                     --
EQ/GAMCO Mergers and Acquisitions ......................                     --
EQ/GAMCO Small Company Value ...........................    0.00     to    0.75
EQ/Government Securities ...............................    0.00     to    0.75
EQ/International Growth ................................    0.00     to    0.75
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................                     --
EQ/JPMorgan Value Opportunities (t) ....................
EQ/Legg Mason Value Equity (t) .........................                     --
EQ/Long Term Bond ......................................    0.00     to    0.75
EQ/Lord Abbett Growth and Income (l) (t) ...............                     --
EQ/Lord Abbett Large Cap Core (t) ......................                     --

                                                                       For the period ended December 31,
                                                         ---------------------------------------------------------
                                                                               Total Return***
                                                                                  Lowest to
                                                                                   Highest
                                                         ---------------------------------------------------------
                                                                      2007                        2006
                                                         ------------------------------  -------------------------
AIM V.I. Financial Services ............................  (22.49%)     to    (22.23%)     16.07    to     16.39%
AIM V.I. Global Health Care ............................    11.50      to      11.85       4.85    to      5.21
AIM V.I. Technology ....................................     7.33      to       7.68      10.13    to     10.51
All Asset Allocation (e) ...............................     3.77      to       4.52       9.35    to     10.19
AXA Aggressive Allocation (t) ..........................  ( 2.31)      to       6.17                      11.05
AXA Conservative Allocation(t) .........................     3.25      to       5.80                       3.91
AXA Conservative-Plus Allocation (t) ...................     1.31      to       5.49                       5.83
AXA Moderate Allocation (t) ............................     0.88      to       6.27                       7.08
AXA Moderate-Plus Allocation (t) .......................  ( 0.53)      to       6.39                       8.97
Dreyfus Stock Index Fund, Inc. .........................     4.45      to       5.26      14.68    to     15.52
EQ/AllianceBernstein Common Stock (t) (x) ..............                        3.49                      11.21
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                        5.19                         --
EQ/AllianceBernstein International (r) (t) .............                       11.99                       5.72
EQ/AllianceBernstein Large Cap Growth (t) ..............                       13.99                       7.80
EQ/AllianceBernstein Quality Bond (t) ..................                        4.54                       1.89
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........     5.57      to      16.69                      11.71
EQ/AllianceBernstein Value (t) (z) (ae) ................  ( 4.45)      to    ( 0.22)                      10.86
EQ/Ariel Appreciation II (t) ...........................                     ( 1.18)                      11.75
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                        1.56                         --
EQ/BlackRock Basic Value Equity (t) (af) ...............     0.23      to       1.18                      11.58
EQ/BlackRock International Value (j) (t) ...............                       10.46                       4.01
EQ/Bond Index ..........................................     5.86      to       6.65       3.11    to      3.86
EQ/Boston Advisors Equity Income (a) (ag) ..............     2.92      to       3.70       9.94    to     15.18
EQ/Calvert Socially Responsible (c) (i) ................    11.60      to      12.13       1.18    to      8.08
EQ/Capital Guardian Growth (t) (ah) ....................                        5.48                       7.63
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........  ( 1.36)      to       1.66       7.07    to     11.65
EQ/Caywood-Scholl High Yield Bond ......................     2.01      to       2.82       7.19    to      7.92
EQ/Equity 500 Index (t) ................................                        4.95                       9.60
EQ/Evergreen International Bond (t) ....................                        9.31                       2.59
EQ/Evergreen Omega (t) .................................                       11.33                      10.49
EQ/FI Mid Cap (n) (t) (ak) .............................     7.92      to       8.03       2.79    to     12.72
EQ/GAMCO Mergers and Acquisitions ......................                        3.43                       5.46
EQ/GAMCO Small Company Value ...........................     8.47      to       9.29      17.94    to     18.85
EQ/Government Securities ...............................     5.93      to       6.67       2.84    to      3.67
EQ/International Growth ................................    15.35      to      16.19      24.74    to     25.63
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................     2.96      to       3.11       0.30    to      2.04
EQ/JPMorgan Value Opportunities (t) ....................                     ( 1.21)                      11.15
EQ/Legg Mason Value Equity (t) .........................                     ( 5.93)                      13.62
EQ/Long Term Bond ......................................     6.84      to       7.64       1.32    to      2.11
EQ/Lord Abbett Growth and Income (l) (t) ...............     3.37      to       3.48       3.22    to      7.23
EQ/Lord Abbett Large Cap Core (t) ......................                       10.68                       6.46

                                                               For the period ended December 31,
                                                         ----------------------------------------------
                                                                         Total Return***
                                                                            Lowest to
                                                                             Highest
                                                         ----------------------------------------------
                                                                  2005                    2004
                                                         ----------------------  ----------------------
AIM V.I. Financial Services ............................    5.49   to    5.93%      8.34    to     8.68%
AIM V.I. Global Health Care ............................    7.75   to    8.21       7.15    to     7.54
AIM V.I. Technology ....................................    1.81   to    2.18       6.65    to     7.01
All Asset Allocation (e) ...............................    4.39   to    5.14       7.72    to     8.61
AXA Aggressive Allocation (t) ..........................                  --                        --
AXA Conservative Allocation(t) .........................                  --                        --
AXA Conservative-Plus Allocation (t) ...................                  --                        --
AXA Moderate Allocation (t) ............................                  --                        --
AXA Moderate-Plus Allocation (t) .......................                  --                        --
Dreyfus Stock Index Fund, Inc. .........................    3.90   to    4.66       9.87    to    10.63
EQ/AllianceBernstein Common Stock (t) (x) ..............                  --                        --
EQ/AllianceBernstein Intermediate Government
Securities (as) ........................................                  --                        --
EQ/AllianceBernstein International (r) (t) .............                  --                        --
EQ/AllianceBernstein Large Cap Growth (t) ..............                  --                        --
EQ/AllianceBernstein Quality Bond (t) ..................                  --                        --
EQ/AllianceBernstein Small Cap Growth (t) (y) ..........                  --                        --
EQ/AllianceBernstein Value (t) (z) (ae) ................                  --                        --
EQ/Ariel Appreciation II (t) ...........................                  --                        --
EQ/AXA Rosenberg Value Long/Short Equity (as) ..........                  --                        --
EQ/BlackRock Basic Value Equity (t) (af) ...............                  --                        --
EQ/BlackRock International Value (j) (t) ...............                  --                        --
EQ/Bond Index ..........................................    0.12   to    0.90       0.86    to     1.63
EQ/Boston Advisors Equity Income (a) (ag) ..............    5.42   to    5.83      16.94    to    17.48
EQ/Calvert Socially Responsible (c) (i) ................                 3.27                       --
EQ/Capital Guardian Growth (t) (ah) ....................                  --                        --
EQ/Capital Guardian Research (d) (v) (ai) (aj) .........                 1.86                       --
EQ/Caywood-Scholl High Yield Bond ......................    1.93   to    2.75       8.90    to     9.68
EQ/Equity 500 Index (t) ................................                  --                        --
EQ/Evergreen International Bond (t) ....................                  --                        --
EQ/Evergreen Omega (t) .................................                  --                        --
EQ/FI Mid Cap (n) (t) (ak) .............................                  --                        --
EQ/GAMCO Mergers and Acquisitions ......................                  --                        --
EQ/GAMCO Small Company Value ...........................    3.56   to    4.33      20.00    to    20.91
EQ/Government Securities ...............................    0.52   to    1.31       0.59    to     1.33
EQ/International Growth ................................   12.14   to   13.01       4.49    to     5.24
EQ/JPMorgan Core Bond (o) (t) (al) (am) ................                  --                        --
EQ/JPMorgan Value Opportunities (t) ....................                  --                        --
EQ/Legg Mason Value Equity (t) .........................                  --                        --
EQ/Long Term Bond ......................................    2.26   to    3.04       7.16    to     7.90
EQ/Lord Abbett Growth and Income (l) (t) ...............                  --                        --
EQ/Lord Abbett Large Cap Core (t) ......................                  --                        --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                         For the period ended December 31,
                                                        --------------------------------------------------------------------
                                                                       Investment                      Expense Ratio**
                                                                         Income                           Lowest to
                                                                         Ratio*                            Highest
                                                        ----------------------------------------- --------------------------
                                                           2007       2006       2005      2004              2007
                                                        ---------- ---------- --------- --------- --------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.72%      0.63%       --        --       0.00%    to     0.35%
EQ/Marsico Focus (f) ..................................    0.18       0.16        --        --       0.00     to     0.75
EQ/Money Market (g) (q) ...............................    4.84       4.61       1.12       --       0.00     to     0.75
EQ/Montag & Caldwell Growth (h) .......................    0.20       0.19       0.25      0.42      0.00     to     0.75
EQ/PIMCO Real Return ..................................    1.99       2.85       1.59      2.16      0.00     to     0.35
EQ/Short Duration Bond (p) ............................    2.84       3.70       1.32      3.49      0.00     to     0.35
EQ/Small Company Index (t) (an) .......................   10.09       2.35        --        --       0.00     to     0.35
EQ/T. Rowe Price Growth Stock (u) .....................    0.07         --        --        --       0.00     to     0.75
EQ/UBS Growth and Income ..............................    0.78       0.76       0.70      1.74      0.00     to     0.75
EQ/Van Kampen Comstock (t) ............................    3.00       3.89        --        --                       0.00
EQ/Van Kampen Emerging Markets Equity (t) (s) .........     --        0.59        --        --       0.00     to     0.35
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............    2.89       0.22        --        --       0.00     to     0.35
EQ/Van Kampen Real Estate (ab) (at) ...................    0.88         --        --        --       0.00     to     0.35
Fidelity VIP Asset Manager ............................    6.13       3.00       3.33      3.39                      0.00
Fidelity VIP Contrafund (ac) (ad) .....................    1.02       1.22       0.20      0.42      0.00     to     0.75
Fidelity VIP Growth and Income ........................    2.19       0.92       1.76      0.94                      0.00
Franklin Income Securities (ap) (aq) (ar) .............    1.79       3.58       3.94      3.02      0.00     to     0.35
Franklin Rising Dividends Securities ..................    2.29       1.11       0.89      0.60                      0.35
Franklin Zero Coupon 2010 .............................    4.67       3.70       4.13      4.30                      0.35
Janus Aspen Series Balanced ...........................    2.59       2.18       2.35      2.36      0.35     to     0.75
Janus Aspen Series Forty ..............................    0.34       0.34       0.22      0.24      0.00     to     0.75
Janus Aspen Series International Growth ...............    0.54       1.98       1.22      0.95      0.00     to     0.35
Janus Aspen Series Mid Cap Growth .....................    0.21       0.00        --        --       0.00     to     0.75
Janus Aspen Series Mid Cap Value ......................    1.52       1.00       7.08      2.85                      0.00
Janus Aspen Series Worldwide Growth ...................    0.75       1.77       1.32      1.03      0.00     to     0.75
MarketPLUS International Core (t) .....................    0.75       2.89        --        --                       0.00
MarketPLUS Large Cap Core (t) .........................    3.32       4.18        --        --                       0.00
MarketPLUS Large Cap Growth (t) .......................    0.89       0.00        --        --                       0.00
MarketPLUS Mid Cap Value (t) ..........................    1.82       0.92        --        --                       0.00
MFS(R) Utilities ......................................    0.96       1.94       0.55      1.23      0.00     to     0.35
Multimanager Aggressive Equity (t) ....................    0.00       0.00        --        --                       0.00
Multimanager Core Bond (t) ............................    3.84       0.77        --        --                       0.00
Multimanager Health Care (t) ..........................    0.00       0.00        --        --                       0.00
Multimanager High Yield (k) (t) .......................    8.69       7.15        --        --       0.00     to     0.35
Multimanager International Equity (t) .................    1.36       1.22        --        --                       0.00
Multimanager Large Cap Core Equity (t) ................    0.82       1.01        --        --                       0.00
Multimanager Large Cap Growth (t) .....................    0.00       0.00        --        --                       0.00
Multimanager Large Cap Value (t) ......................    2.01       1.39        --        --                       0.00
Multimanager Mid Cap Growth (t) .......................    0.00       0.00        --        --                       0.00
Multimanager Mid Cap Value (t) ........................    0.00       0.00        --        --                       0.00
Multimanager Small Cap Growth (w) .....................    0.00       0.00       0.13       --       0.00     to     0.75


                                                                 For the period ended December 31,
                                                        ----------------------------------------------------
                                                                          Expense Ratio**
                                                                             Lowest to
                                                                              Highest
                                                        ----------------------------------------------------
                                                                   2006                      2005
                                                        -------------------------- ------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.00%    to     0.35%                      --
EQ/Marsico Focus (f) ..................................    0.00     to     0.75       0.35     to    0.75
EQ/Money Market (g) (q) ...............................    0.00     to     0.75       0.00     to    0.75
EQ/Montag & Caldwell Growth (h) .......................    0.00     to     0.75       0.00     to    0.75
EQ/PIMCO Real Return ..................................    0.00     to     0.35       0.00     to    0.35
EQ/Short Duration Bond (p) ............................    0.00     to     0.35                      0.35
EQ/Small Company Index (t) (an) .......................                      --                       --
EQ/T. Rowe Price Growth Stock (u) .....................    0.00     to     0.75       0.00     to    0.75
EQ/UBS Growth and Income ..............................    0.00     to     0.75       0.35     to    0.75
EQ/Van Kampen Comstock (t) ............................                      --                       --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........    0.00     to     0.35                       --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                      --                       --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                      --                       --
Fidelity VIP Contrafund (ac) (ad) .....................    0.00     to     0.75       0.00     to    0.75
Fidelity VIP Growth and Income ........................                      --                       --
Franklin Income Securities (ap) (aq) (ar) .............                    0.35                      0.35
Franklin Rising Dividends Securities ..................                    0.35                      0.35
Franklin Zero Coupon 2010 .............................                    0.35                      0.35
Janus Aspen Series Balanced ...........................    0.35     to     0.75       0.35     to    0.75
Janus Aspen Series Forty ..............................    0.00     to     0.75       0.00     to    0.75
Janus Aspen Series International Growth ...............    0.00     to     0.35       0.00     to    0.35
Janus Aspen Series Mid Cap Growth .....................    0.00     to     0.75       0.00     to    0.75
Janus Aspen Series Mid Cap Value ......................                      --                       --
Janus Aspen Series Worldwide Growth ...................    0.00     to     0.75       0.00     to    0.75
MarketPLUS International Core (t) .....................                      --                       --
MarketPLUS Large Cap Core (t) .........................                      --                       --
MarketPLUS Large Cap Growth (t) .......................                      --                       --
MarketPLUS Mid Cap Value (t) ..........................                      --                       --
MFS(R) Utilities ......................................    0.00     to     0.35       0.00     to    0.35
Multimanager Aggressive Equity (t) ....................                      --                       --
Multimanager Core Bond (t) ............................                      --                       --
Multimanager Health Care (t) ..........................                      --                       --
Multimanager High Yield (k) (t) .......................    0.00     to     0.35                       --
Multimanager International Equity (t) .................                      --                       --
Multimanager Large Cap Core Equity (t) ................                      --                       --
Multimanager Large Cap Growth (t) .....................                      --                       --
Multimanager Large Cap Value (t) ......................                      --                       --
Multimanager Mid Cap Growth (t) .......................                      --                       --
Multimanager Mid Cap Value (t) ........................                      --                       --
Multimanager Small Cap Growth (w) .....................    0.00     to     0.75       0.00     to    0.75


                                                          For the period ended
                                                              December 31,
                                                        -------------------------
                                                              Expense Ratio**
                                                                 Lowest to
                                                                  Highest
                                                        ------------------------
                                                                   2004
                                                        ------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................                    --
EQ/Marsico Focus (f) ..................................                    --
EQ/Money Market (g) (q) ...............................                    --
EQ/Montag & Caldwell Growth (h) .......................    0.00    to     0.75
EQ/PIMCO Real Return ..................................    0.00    to     0.35
EQ/Short Duration Bond (p) ............................                   0.35
EQ/Small Company Index (t) (an) .......................                    --
EQ/T. Rowe Price Growth Stock (u) .....................    0.00    to     0.75
EQ/UBS Growth and Income ..............................    0.35    to     0.75
EQ/Van Kampen Comstock (t) ............................                    --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                    --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                    --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                    --
Fidelity VIP Contrafund (ac) (ad) .....................    0.00    to     0.75
Fidelity VIP Growth and Income ........................                    --
Franklin Income Securities (ap) (aq) (ar) .............                   0.35
Franklin Rising Dividends Securities ..................                   0.35
Franklin Zero Coupon 2010 .............................                   0.35
Janus Aspen Series Balanced ...........................    0.35    to     0.75
Janus Aspen Series Forty ..............................    0.00    to     0.75
Janus Aspen Series International Growth ...............    0.00    to     0.35
Janus Aspen Series Mid Cap Growth .....................    0.00    to     0.75
Janus Aspen Series Mid Cap Value ......................                    --
Janus Aspen Series Worldwide Growth ...................    0.00    to     0.75
MarketPLUS International Core (t) .....................                    --
MarketPLUS Large Cap Core (t) .........................                    --
MarketPLUS Large Cap Growth (t) .......................                    --
MarketPLUS Mid Cap Value (t) ..........................                    --
MFS(R) Utilities ......................................    0.00    to     0.35
Multimanager Aggressive Equity (t) ....................                    --
Multimanager Core Bond (t) ............................                    --
Multimanager Health Care (t) ..........................                    --
Multimanager High Yield (k) (t) .......................                    --
Multimanager International Equity (t) .................                    --
Multimanager Large Cap Core Equity (t) ................                    --
Multimanager Large Cap Growth (t) .....................                    --
Multimanager Large Cap Value (t) ......................                    --
Multimanager Mid Cap Growth (t) .......................                    --
Multimanager Mid Cap Value (t) ........................                    --
Multimanager Small Cap Growth (w) .....................    0.00    to     0.75

                                                                              For the period ended December 31,
                                                        ----------------------------------------------------------------------------
                                                                                       Total Return***
                                                                                          Lowest to
                                                                                           Highest
                                                        ----------------------------------------------------------------------------
                                                                   2007                      2006                      2005
                                                        -------------------------- --------------------------- ---------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................    0.48%    to    0.58%      2.30%    to   11.55%                      --
EQ/Marsico Focus (f) ..................................   13.16     to   14.04       8.58     to   11.77        5.05     to   5.25
EQ/Money Market (g) (q) ...............................    4.23     to    5.01       3.87     to    4.75        0.90     to   1.00
EQ/Montag & Caldwell Growth (h) .......................   19.93     to   20.87       7.11     to    7.81        4.65     to   5.54
EQ/PIMCO Real Return ..................................   11.05     to   11.46       0.09     to    0.43        0.43     to   0.77
EQ/Short Duration Bond (p) ............................    4.98     to    5.56       0.50     to    3.51                      1.08
EQ/Small Company Index (t) (an) .......................  ( 1.83)    to   (0.28)                    11.59                       --
EQ/T. Rowe Price Growth Stock (u) .....................    6.41     to    7.21      (4.67)    to   (3.93)       3.16     to   3.93
EQ/UBS Growth and Income ..............................    0.39     to    1.17      10.34     to   13.32        8.08     to   8.60
EQ/Van Kampen Comstock (t) ............................                  (2.50)                     8.69                       --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........   41.90     to   42.02       9.41     to   20.51                       --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............    1.14     to   22.41                     12.74                       --
EQ/Van Kampen Real Estate (ab) (at) ...................  (16.56)    to   (8.63)
Fidelity VIP Asset Manager ............................                  15.55                      7.31                      4.04
Fidelity VIP Contrafund (ac) (ad) .....................   16.63     to   17.59      10.74     to   11.70       15.99     to  16.94
Fidelity VIP Growth and Income ........................                  12.09                     13.22                      7.58
Franklin Income Securities (ap) (aq) (ar) .............    0.85     to    3.37                     17.87                      1.25
Franklin Rising Dividends Securities ..................                  (3.01)                    16.71                      3.03
Franklin Zero Coupon 2010 .............................                   8.05                      2.04                      0.94
Janus Aspen Series Balanced ...........................    9.69     to   10.17       9.92     to   10.31        7.08     to   7.54
Janus Aspen Series Forty ..............................   36.00     to   36.98       8.50     to    9.40       12.08     to  12.83
Janus Aspen Series International Growth ...............   27.59     to   28.29      46.13     to   47.02       31.41     to  32.34
Janus Aspen Series Mid Cap Growth .....................   21.16     to   22.07      12.71     to   13.50       11.52     to  12.43
Janus Aspen Series Mid Cap Value ......................                   7.20                     15.02                     10.00
Janus Aspen Series Worldwide Growth ...................    8.73     to    9.60      17.40     to   18.26        5.13     to   5.90
MarketPLUS International Core (t) .....................                  15.22                     10.30                       --
MarketPLUS Large Cap Core (t) .........................                   3.89                      8.69                       --
MarketPLUS Large Cap Growth (t) .......................                  15.62                     10.74                       --
MarketPLUS Mid Cap Value (t) ..........................                  (1.60)                     9.59                       --
MFS(R) Utilities ......................................   27.45     to   27.88      30.80     to   31.27       16.43     to  16.84
Multimanager Aggressive Equity (t) ....................                  11.38                     12.44                       --
Multimanager Core Bond (t) ............................                   6.26                      1.70                       --
Multimanager Health Care (t) ..........................                   8.97                      3.82                       --
Multimanager High Yield (k) (t) .......................    3.07     to    3.14       1.56     to    4.67                       --
Multimanager International Equity (t) .................                  12.43                     12.41                       --
Multimanager Large Cap Core Equity (t) ................                   5.00                     10.03                       --
Multimanager Large Cap Growth (t) .....................                  11.24                      7.86                       --
Multimanager Large Cap Value (t) ......................                   3.64                     10.80                       --
Multimanager Mid Cap Growth (t) .......................                  11.91                     10.73                       --
Multimanager Mid Cap Value (t) ........................                   0.09                      8.68                       --
Multimanager Small Cap Growth (w) .....................    2.88     to    3.67       9.43     to   10.27        6.81     to   7.54


                                                        For the period ended December 31,
                                                        ----------------------------------
                                                                 Total Return***
                                                                    Lowest to
                                                                     Highest
                                                        ----------------------------------
                                                                       2004
                                                        ----------------------------------
EQ/Lord Abbett Mid Cap Value (m) (t) ..................                          --
EQ/Marsico Focus (f) ..................................                          --
EQ/Money Market (g) (q) ...............................                          --
EQ/Montag & Caldwell Growth (h) .......................      3.29       to      4.02
EQ/PIMCO Real Return ..................................      4.40       to      4.77
EQ/Short Duration Bond (p) ............................                         1.30
EQ/Small Company Index (t) (an) .......................                          --
EQ/T. Rowe Price Growth Stock (u) .....................     12.69       to     13.46
EQ/UBS Growth and Income ..............................     12.45       to     12.95
EQ/Van Kampen Comstock (t) ............................                          --
EQ/Van Kampen Emerging Markets Equity (t) (s) .........                          --
EQ/Van Kampen Mid Cap Growth (t) (aa) (ao) ............                          --
EQ/Van Kampen Real Estate (ab) (at) ...................
Fidelity VIP Asset Manager ............................                         5.45
Fidelity VIP Contrafund (ac) (ad) .....................     14.47       to     15.51
Fidelity VIP Growth and Income ........................                         5.82
Franklin Income Securities (ap) (aq) (ar) .............                        13.41
Franklin Rising Dividends Securities ..................                        10.67
Franklin Zero Coupon 2010 .............................                         4.10
Janus Aspen Series Balanced ...........................      7.73       to      8.15
Janus Aspen Series Forty ..............................     17.32       to     18.27
Janus Aspen Series International Growth ...............     18.30       to     18.91
Janus Aspen Series Mid Cap Growth .....................     19.76       to     20.75
Janus Aspen Series Mid Cap Value ......................                        17.76
Janus Aspen Series Worldwide Growth ...................      3.91       to      4.74
MarketPLUS International Core (t) .....................                          --
MarketPLUS Large Cap Core (t) .........................                          --
MarketPLUS Large Cap Growth (t) .......................                          --
MarketPLUS Mid Cap Value (t) ..........................                          --
MFS(R) Utilities ......................................     29.71       to     30.24
Multimanager Aggressive Equity (t) ....................                          --
Multimanager Core Bond (t) ............................                          --
Multimanager Health Care (t) ..........................                          --
Multimanager High Yield (k) (t) .......................                          --
Multimanager International Equity (t) .................                          --
Multimanager Large Cap Core Equity (t) ................                          --
Multimanager Large Cap Growth (t) .....................                          --
Multimanager Large Cap Value (t) ......................                          --
Multimanager Mid Cap Growth (t) .......................                          --
Multimanager Mid Cap Value (t) ........................                          --
Multimanager Small Cap Growth (w) .....................     11.56       to     12.53

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                For the period ended December 31,
                                             -------------------------------------------------------------------
                                                            Investment                     Expense Ratio**
                                                              Income                          Lowest to
                                                              Ratio*                           Highest
                                             ----------------------------------------- -------------------------
                                                2007       2006       2005      2004             2007
                                             ---------- ---------- --------- --------- -------------------------
Multimanager Small Cap Value (t) ...........    0.57%      0.73%       --        --                      0.00%
Mulitmanager Technology (t) ................    0.00       0.00        --        --                      0.00
Oppenheimer Global Securities ..............    1.12       0.80       0.68      0.68                     0.35
PIMCO Global Bond (Unhedged) ...............    2.98       3.33       2.52      1.87                     0.35
PIMCO StocksPLUS Growth and Income .........    7.67       5.08       2.46      1.83                     0.35
UIF Emerging Markets Debt ..................    7.35       9.50       8.20      7.44                     0.00
UIF Global Value Equity ....................    2.06       1.54       1.02      0.80      0.00     to    0.35
Van Eck Worldwide Bond .....................    6.24       8.12       5.22      3.30                     0.00
Van Eck Worldwide Emerging Markets .........    0.45       0.58       0.28      0.35                     0.00
Van Eck Worldwide Hard Assets ..............    0.11       0.06       0.23      0.07                     0.00




                                                                For the period ended December 31,
                                             ----------------------------------------------------------------------
                                                                         Expense Ratio**
                                                                            Lowest to
                                                                            Highest
                                             ----------------------------------------------------------------------
                                                    2006                     2005                    2004
                                             ----------------------------------------------------------------------
Multimanager Small Cap Value (t) ...........                 --                       --                       --
Mulitmanager Technology (t) ................                 --                       --                       --
Oppenheimer Global Securities ..............                0.35                     0.35                     0.35
PIMCO Global Bond (Unhedged) ...............                0.35                     0.35                     0.35
PIMCO StocksPLUS Growth and Income .........                0.35                     0.35                     0.35
UIF Emerging Markets Debt ..................                 --                       --                       --
UIF Global Value Equity .................... 0.00    to     0.35      0.00     to    0.35      0.00    to     0.35
Van Eck Worldwide Bond .....................                 --                       --                       --
Van Eck Worldwide Emerging Markets .........                 --                       --                       --
Van Eck Worldwide Hard Assets ..............                 --                       --                       --




                                                                      For the period ended December 31,
                                             -----------------------------------------------------------------------------------
                                                                              Total Return***
                                                                                 Lowest to
                                                                                  Highest
                                             ----------------------------------------------------------------------------------
                                                        2007                         2006                       2005
                                             ---------------------------- --------------------------- -------------------------
Multimanager Small Cap Value (t) ...........                   (9.84)%                       12.19%                        --
Mulitmanager Technology (t) ................                   18.22                         11.02                         --
Oppenheimer Global Securities ..............                    5.69                         16.95                       13.69
PIMCO Global Bond (Unhedged) ...............                    9.38                          4.27                      (6.95)
PIMCO StocksPLUS Growth and Income .........                    6.60                         14.39                        3.10
UIF Emerging Markets Debt ..................                    6.54                         10.80                       12.27
UIF Global Value Equity ....................    6.28    to      6.61         20.75    to     21.21       5.43     to      5.87
Van Eck Worldwide Bond .....................                    9.73                          6.44                      (3.02)
Van Eck Worldwide Emerging Markets .........                   37.61                         39.50                       32.03
Van Eck Worldwide Hard Assets ..............                   45.36                         24.47                       51.69




                                                For the period ended
                                                    December 31,
                                             --------------------------
                                                  Total Return***
                                                     Lowest to
                                                      Highest
                                             --------------------------
                                                        2004
                                             --------------------------
Multimanager Small Cap Value (t) ...........                      --
Mulitmanager Technology (t) ................                      --
Oppenheimer Global Securities ..............                    18.50
PIMCO Global Bond (Unhedged) ...............                    10.22
PIMCO StocksPLUS Growth and Income .........                    10.43
UIF Emerging Markets Debt ..................                    10.01
UIF Global Value Equity ....................    13.21    to     13.53
Van Eck Worldwide Bond .....................                     9.13
Van Eck Worldwide Emerging Markets .........                    25.82
Van Eck Worldwide Hard Assets ..............                    23.97

-------

* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the Subaccount.

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b)  Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Marisco Focus was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g)  EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
     2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006. (See Note 5)
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006. (See Note 5)
(k) Multimanager High Yield was substituted for Lord Abbett Bond Debenture on November 3, 2006. (See Note 5)
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006. (See Note 5)
(m) EQ/Lord Abbett Mid Cap Value was substituted for Lord Abbett Mid Cap Value on November 3, 2006. (See Note 5)
(n) EQ/FI Mid Cap was substituted for Old Mutual Mid-Cap on November 3, 2006. (See Note 5)
(o) EQ/JPMorgan Core Bond was substituted PIMCO Real Return on November 3, 2006. (See Note 5)
(p) EQ/Short Duration Bond was substituted for T. Rowe Price Limited Term Bond on November 3, 2006. (See Note 5)
(q) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006. (See Note 5)
(r) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006. (See Note 5)
(s) EQ/Van Kampen Emerging Markets Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006. (See Note 5)
(t)  Units were made available for sale on September 8, 2006.
(u) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007. (See Note 5)
(v) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007. (See Note 5)
(w) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007. (See Note 5)
(x) EQ/AllianceBernstein Common Stock was substituted for Dreyfus VIF Appreciation on August 17, 2007. (See Note 5)
(y) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007. (See Note 5)
(z) EQ/AllianceBernstein Value was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007. (See Note 5)
(aa) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007 (See Note 5)
(ab) EQ/Van Kampen Real Estate was substituted for UIF U.S. Real Estate on August 17, 2007. (See Note 5)
(ac) Fidelity VIP Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007. (See Note 5)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)

(ad) Fidelity VIP Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007. (See Note 5)
(ae) EQ/AllianceBernstein Value was substituted for Old Mutual Select Value on November 16, 2007. (See Note 5)
(af) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007. (See Note 5)
(ag) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007. (See Note 5)
(ah) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007. (See Note 5)
(ai) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007. (See Note 5)
(aj) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007. (See Note 5)
(ak) EQ/FI Mid Cap was substituted for AIM V.I. MidCap Core Equity on November 16, 2007. (See Note 5)
(al) EQ/JPMorgan Core Bond was substituted for Janus Aspen Series Flexible Income on November 16, 2007. (See Note 5)
(am) EQ/JPMorgan Core Bond was substituted for UIF Core Plus Fixed Bond on November 16, 2007. (See Note 5)
(an) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007. (See Note 5)
(ao) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007. (See Note 5)
(ap) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007. (See Note 5)
(aq) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007. (See Note 5)
(ar) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007. (See Note 5)
(as) Units were made available for sale on April 27, 2007.
(at) Units were made available for sale on August 17, 2007.

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)


6. Financial Highlights (Continued)


                                                                              At December 31, 2003
                                                                 -----------------------------------------------
                                                                                    Unit Value
                                                                     Units           Lowest to       Net Assets
                                                                  Outstanding         Highest          (000's)
                                                                 ------------- -------------------- ------------
AIM V.I. Financial Services Portfolio ..........................      18,331   $11.18 to 11.63            $207
AIM V.I. Health Sciences Portfolio .............................      34,790    10.35 to 10.48             360
AIM V.I. Telecommunications Portfolio ..........................       8,071              8.27              67
Dreyfus Stock Index Portfolio--Initial Class ...................   5,001,432     7.70 to 12.80          56,019
EQ/Enterprise Equity Portfolio .................................   3,471,131    11.44 to 20.25          53,938
EQ/Enterprise Equity Income Portfolio ..........................     483,918     9.62 to 10.58           5,196
EQ/Enterprise Growth & Income Portfolio ........................   1,650,380      8.03 to 9.63          15,792
EQ/Enterprise Growth Portfolio (1) .............................   5,141,422      7.29 to 7.46          44,320
EQ/Enterprise High-Yield Portfolio .............................     824,954    14.57 to 18.54          12,821
EQ/Enterprise International Growth Portfolio (1a) ..............   1,217,982     9.35 to 13.80          14,420
EQ/Enterprise Managed Portfolio (1b) ...........................   5,582,384    10.57 to 19.68          93,884
EQ/Enterprise Short Duration Bond Portfolio (2) ................       1,631             10.01              16
EQ/Enterprise Small Company Growth Portfolio ...................   1,028,975      9.34 to 9.90          12,486
EQ/Enterprise Small Company Value Portfolio ....................   2,626,059    20.61 to 31.85          61,739
EQ/Enterprise Total Return Portfolio ...........................   2,465,907    11.11 to 11.23          27,407
EQ/MONY Government Securities Portfolio ........................   1,017,068    13.52 to 15.32          13,325
EQ/MONY Intermediate Term Bond Portfolio .......................     905,065    14.14 to 16.25          12,885
EQ/MONY Long Term Bond Portfolio ...............................   1,050,699    14.93 to 19.42          15,597
Fidelity VIP II Asset Manager Portfolio--Initial Class .........     501,397             10.10           5,064
Fidelity VIP II ContraFund Portfolio ...........................   2,072,043     9.40 to 10.12          21,055
Fidelity VIP III Growth & Income Portfolio .....................   1,055,112              9.10           9,600
Franklin Income Securities Fund--Class 2 (2) ...................       6,209             11.26              70
Franklin Rising Dividends Securities Fund--Class 2 (2)                 3,284             11.34              37
Franklin Zero Coupon 2010 Fund--Class 2 (3) ....................       1,165             10.24              12
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class .................................   1,846,474      4.53 to 7.54           9,780
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................     587,636    10.22 to 10.24           6,102
Janus Aspen Series Capital Appreciation Portfolio ..............   1,583,967     6.35 to 10.68          11,566
Janus Aspen Series International Growth
Portfolio ......................................................     329,721     7.88 to 10.74           2,871
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................     221,896             10.02           2,223
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class .................................   2,439,132      5.63 to 6.96          16,866
MFS Utilities Portfolio--Initial Class .........................      23,364    11.80 to 12.40             279
Oppenheimer Global Securities Portfolio--Service
Class (4) ......................................................      12,049             12.70             153
Oppenheimer Main Street Portfolio--Service
Class (5) ......................................................       5,971             11.43              68
PIMCO Global Bond Portfolio--Administrative
Class ..........................................................     110,224    12.48 to 13.70           1,480
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class ...........................................     187,318    10.93 to 11.11           2,048
UIF Emerging Markets Debt Portfolio--Class I ...................      17,443             13.19             230
UIF Global Value Equity Portfolio--Class I .....................      24,703    10.20 to 10.90             270
UIF U.S. Real Estate Portfolio-- Class I .......................     197,879    12.57 to 13.65           2,558
Van Eck Hard Assets Fund .......................................       6,303             14.06              89
Van Eck WorldWide Bond Fund ....................................       8,246             14.24             117
Van Eck WorldWide Emerging Markets Fund ........................      19,859              7.94             158




                                                                        For the period ended December 31, 2003
                                                                 ----------------------------------------------------
                                                                  Investment    Expense Ratio**     Total Return***
                                                                    Income         Lowest to           Lowest to
                                                                    Ratio*          Highest             Highest
                                                                 ------------ ------------------- -------------------
AIM V.I. Financial Services Portfolio ..........................  0.72%       0.00 to 0.35%         29.08 to 29.55%
AIM V.I. Health Sciences Portfolio .............................   0.00                0.35          27.31 to 27.34
AIM V.I. Telecommunications Portfolio ..........................   0.00                0.35                   33.82
Dreyfus Stock Index Portfolio--Initial Class ...................   1.50        0.00 to 0.75          27.27 to 28.39
EQ/Enterprise Equity Portfolio .................................   0.00        0.00 to 0.75          51.80 to 52.94
EQ/Enterprise Equity Income Portfolio ..........................   1.52        0.35 to 0.75          25.75 to 26.25
EQ/Enterprise Growth & Income Portfolio ........................   1.05        0.35 to 0.75          26.66 to 27.04
EQ/Enterprise Growth Portfolio (1) .............................   0.44        0.00 to 0.75          16.27 to 17.11
EQ/Enterprise High-Yield Portfolio .............................   2.52        0.00 to 0.75          21.73 to 22.64
EQ/Enterprise International Growth Portfolio (1a) ..............   0.50        0.00 to 0.75          29.94 to 30.95
EQ/Enterprise Managed Portfolio (1b) ...........................   1.18        0.00 to 0.75          20.00 to 20.94
EQ/Enterprise Short Duration Bond Portfolio (2) ................   5.27(+)             0.35(+)                 0.10
EQ/Enterprise Small Company Growth Portfolio ...................   0.00        0.00 to 0.75          22.25 to 23.13
EQ/Enterprise Small Company Value Portfolio ....................   0.11        0.00 to 0.75          36.40 to 37.40
EQ/Enterprise Total Return Portfolio ...........................   2.58        0.00 to 0.35            5.35 to 5.61
EQ/MONY Government Securities Portfolio ........................   2.86        0.00 to 0.75            0.99 to 1.73
EQ/MONY Intermediate Term Bond Portfolio .......................   4.75        0.00 to 0.75            2.52 to 3.29
EQ/MONY Long Term Bond Portfolio ...............................   5.94        0.00 to 0.75            4.02 to 4.85
Fidelity VIP II Asset Manager Portfolio--Initial Class .........   3.47                0.00                   17.99
Fidelity VIP II ContraFund Portfolio ...........................   0.38        0.00 to 0.75          27.37 to 28.43
Fidelity VIP III Growth & Income Portfolio .....................   1.13                0.00                   23.81
Franklin Income Securities Fund--Class 2 (2) ...................   0.00                0.35(+)                12.60
Franklin Rising Dividends Securities Fund--Class 2 (2)             0.00                0.35(+)                13.40
Franklin Zero Coupon 2010 Fund--Class 2 (3) ....................   0.00                0.35(+)                 2.40
Janus Aspen Series Mid Cap Growth
Portfolio--Institutional Class .................................   0.00        0.00 to 0.75          34.16 to 35.22
Janus Aspen Series Balanced
Portfolio--Institutional Class .................................   2.31        0.35 to 0.75          13.18 to 13.65
Janus Aspen Series Capital Appreciation Portfolio ..............   0.48        0.00 to 0.75          19.59 to 20.52
Janus Aspen Series International Growth
Portfolio ......................................................   1.19        0.00 to 0.35          34.04 to 34.93
Janus Aspen Series Mid Cap Value
Portfolio--Service Class .......................................   0.13                0.00                   41.33
Janus Aspen Series WorldWide Growth
Portfolio--Institutional Class .................................   1.11        0.00 to 0.75          23.19 to 24.06
MFS Utilities Portfolio--Initial Class .........................   1.59        0.00 to 0.35          35.48 to 35.82
Oppenheimer Global Securities Portfolio--Service
Class (4) ......................................................   0.00                0.35(+)                27.00
Oppenheimer Main Street Portfolio--Service
Class (5) ......................................................   0.00                0.35(+)                14.30
PIMCO Global Bond Portfolio--Administrative
Class ..........................................................   2.05                0.35          13.97 to 13.98
PIMCO StocksPLUS Growth & Income Portfolio--
Administrative Class ...........................................   2.48                0.35          29.94 to 29.96
UIF Emerging Markets Debt Portfolio--Class I ...................   0.00                0.00                   27.93
UIF Global Value Equity Portfolio--Class I .....................   0.00        0.00 to 0.35          28.54 to 28.95
UIF U.S. Real Estate Portfolio-- Class I .......................   0.00        0.00 to 0.35          37.05 to 37.53
Van Eck Hard Assets Fund .......................................   0.94                0.00                   45.10
Van Eck WorldWide Bond Fund ....................................   1.70                0.00                   18.17
Van Eck WorldWide Emerging Markets Fund ........................   0.11                0.00                   54.17

-----------------------------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)


6. Financial Highlights (Concluded)

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.

(+) Annualized.

(1) EQ/Enterprise Growth Portfolio was substituted for EQ/Enterprise Balanced Portfolio on February 28, 2003.

(1a) EQ/Enterprise International Growth Portfolio was substituted for EQ/Enterprise Emerging Countries Portfolio and EQ/Enterprise Worldwide Growth Portfolio on February 28, 2003.

(1b) EQ/Enterprise Managed Portfolio was substituted for EQ/Enterprise Mid-Cap Growth Portfolio on February 28, 2003.

(2) For the period July 7, 2003 (commencement of operations) through December 31, 2003.

(3) For the period August 12, 2003 (commencement of operations) through December 31, 2003.

(4) For the period June 23, 2003 (commencement of operations) through December 31, 2003.

(5) For the period June 27, 2003 (commencement of operations) through December 31, 2003.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007, for share-based compensation on January 1, 2006 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 12, 2008

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                                                                           2007            2006
                                                                       -------------   -------------
                                                                               (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value ....    $     2,027.7   $     2,140.6
  Mortgage loans on real estate ...................................            203.8           219.2
  Policy loans ....................................................            116.0           105.1
  Other invested assets ...........................................             53.1            53.4
                                                                       -------------   -------------
    Total investments .............................................          2,400.6         2,518.3
Cash and cash equivalents .........................................             52.5            58.8
Amounts due from reinsurers .......................................            136.4           136.2
Deferred policy acquisition costs .................................            145.0           123.0
Value of business acquired ........................................            232.9           287.7
Other assets ......................................................             26.3            30.6
Separate Accounts' assets .........................................          3,009.5         3,289.0
                                                                       -------------   -------------

TOTAL ASSETS ......................................................    $     6,003.2   $     6,443.6
                                                                       =============   =============

LIABILITIES
Policyholders' account balances ...................................    $     1,915.3   $     2,057.6
Future policy benefits and other policyholders liabilities ........            353.1           355.4
Other liabilities .................................................             46.8            48.3
Note payable to affiliate .........................................             27.3            30.6
Income taxes payable ..............................................             51.9            64.9
Separate Accounts' liabilities ....................................          3,009.5         3,289.0
                                                                       -------------   -------------
    Total liabilities .............................................          5,403.9         5,845.8
                                                                       -------------   -------------

Commitments and contingent liabilities (Notes 2, 5, 9, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding .............................              2.5             2.5
Capital in excess of par value ....................................            501.7           498.5
Retained earnings .................................................            121.6           107.9
Accumulated other comprehensive loss ..............................            (26.5)          (11.1)
                                                                       -------------   -------------
    Total shareholder's equity ....................................            599.3           597.8
                                                                       -------------   -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ........................    $     6,003.2   $     6,443.6
                                                                       =============   =============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                             STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                              2007              2006             2005
                                                          -------------    -------------    -------------
                                                                           (IN MILLIONS)


REVENUES
Variable life and investment-type product policy fee ..
  income ..............................................   $       160.7    $       150.0    $       168.3
Premiums ..............................................            45.8             49.9             53.8
Net investment income .................................           137.3            141.4            135.0
Investment losses, net ................................           (22.0)            (1.2)            (2.2)
Other income ..........................................            16.1             15.5             22.0
                                                          -------------    -------------    -------------
      Total revenues ..................................           337.9            355.6            376.9
                                                          -------------    -------------    -------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ...............................           100.1             98.1             99.5
Interest credited to policyholders' account balances ..            79.5             86.1             99.9
Compensation and benefits .............................            21.4             27.4             33.4
Commissions ...........................................            44.9             36.7             72.9
Interest expense ......................................             2.0              2.2              1.6
Amortization of deferred policy acquisition costs and
  value of business acquired ..........................            74.2             55.4             41.2
Capitalization of deferred policy acquisition costs ...           (36.4)           (27.2)           (78.1)
Rent expense ..........................................             3.6              3.7             10.5
Other operating costs and expenses ....................            33.8             16.5             38.0
                                                          -------------    -------------    -------------
      Total benefits and other deductions .............           323.1            298.9            318.9
                                                          -------------    -------------    -------------

Earnings before income taxes
  before income taxes .................................            14.8             56.7             58.0
Income taxes ..........................................            (1.1)           (17.3)           (16.7)
                                                          -------------    -------------    -------------

Earnings from continuing operations ...................            13.7             39.4             41.3
Gain on disposal of discontinued operations,
  net of income taxes .................................              --               .7               --
                                                          -------------    -------------    -------------

Net Earnings ..........................................   $        13.7    $        40.1    $        41.3
                                                          =============    =============    =============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
           STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                                   2007              2006              2005
                                                              ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)

SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year ......  $           2.5   $           2.5   $           2.5
                                                              ---------------   ---------------   ---------------

Capital in excess of par value, beginning of year ..........            498.5             495.8             495.8
Changes in capital in excess of par value ..................              3.2               2.7                --
                                                              ---------------   ---------------   ---------------
Capital in excess of par value, end of year ................            501.7             498.5             495.8
                                                              ---------------   ---------------   ---------------

Retained earnings, beginning of year .......................            107.9              67.8              26.5
Net earnings ...............................................             13.7              40.1              41.3
                                                              ---------------   ---------------   ---------------
Retained earnings, end of year .............................            121.6             107.9              67.8
                                                              ---------------   ---------------   ---------------

Accumulated other comprehensive loss, beginning of year ....            (11.1)             (5.6)             14.9
Other comprehensive loss ...................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------
Accumulated other comprehensive loss, end of year ..........            (26.5)            (11.1)             (5.6)
                                                              ---------------   ---------------   ---------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................  $         599.3   $         597.8   $         560.5
                                                              ===============   ===============   ===============


                                                                   2007              2006              2005
                                                              ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net earnings ...............................................  $          13.7   $          40.1   $          41.3
                                                              ---------------   ---------------   ---------------

Change in unrealized losses, net of reclassification
  adjustment ...............................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------
Other comprehensive loss ...................................            (15.4)             (5.5)            (20.5)
                                                              ---------------   ---------------   ---------------

COMPREHENSIVE (LOSS) INCOME ................................  $          (1.7)  $          34.6   $          20.8
                                                              ===============   ===============   ===============



                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005


                                                                             2007              2006              2005
                                                                        ----------------  ----------------  ----------------
                                                                                          (IN MILLIONS)

Net earnings .........................................................  $          13.7   $          40.1   $          41.3
   Adjustments to reconcile net earnings to net cash provided by operating activities:
      Interest credited to policyholders' account balances ...........             79.5              86.1              99.9
       Variable life and investment-type product policy fee income ...           (160.7)           (150.0)           (168.3)
      Change in accrued investment income ............................              2.1               (.7)             (1.8)
      Investment losses, net .........................................             22.9               1.2               2.2
      Change in deferred policy acquisition costs and
         value of business acquired ..................................             37.8              28.2             (36.9)
      Change in future policy benefits ...............................             15.9              25.7              67.5
      Change in other policyholders liabilities ......................             (8.0)             17.0             (10.0)
      Change in income tax payable ...................................             (3.7)             17.3              16.7
      Provision for depreciation and amortization ....................              7.7              12.1              14.1
      Gain on disposal of discontinued operations ....................               --               (.7)               --
      Gain on recapture from reinsurance from USFL ...................               --                --               (.6)
      Dividend from AllianceBernstein ................................              6.4               4.8               3.8
      Other, net .....................................................              7.4             (16.3)            (26.7)
                                                                        ----------------  ----------------  ----------------

Net cash provided by operating activities ............................             21.0              64.8               1.2
                                                                        ----------------  ----------------  ----------------

Cash flows from investing activities:
    Maturities and repayments of fixed maturities and mortgage loans .            261.1             299.8             220.9
    Sales of investments .............................................             69.0              61.1              53.4
    Purchases of investments .........................................           (260.4)           (414.8)           (366.2)
    Other, net .......................................................            (14.8)            (10.3)             (3.3)
                                                                        ----------------  ----------------  ----------------

Net cash provided by (used in) investing activities ..................             54.9             (64.2)            (95.2)
                                                                        ----------------  ----------------  ----------------

Cash flows from financing activities: Policyholders' account balances:
      Deposits .......................................................            334.0             392.9             521.4
      Withdrawals and transfers to Separate Accounts .................           (416.0)           (463.9)           (505.7)
   Repayments of note to affiliate ...................................             (3.4)             (3.2)             (3.0)
   Proceeds received from recapture of reinsurance with USFL .........               --                --              12.2
   Other, net ........................................................              3.2               2.7                --
                                                                        ----------------  ----------------  ----------------

Net cash (used in) provided by financing activities ..................            (82.2)            (71.5)             24.9
                                                                        ----------------  ----------------  ----------------

Change in cash and cash equivalents ..................................             (6.3)            (70.9)            (69.1)
Cash and cash equivalents, beginning of year .........................             58.8             129.7             198.8
                                                                        ----------------  ----------------  ----------------

Cash and Cash Equivalents, End of Year ...............................  $          52.5   $          58.8   $         129.7
                                                                        ================  ================  ================

Supplemental cash flow information:
   Interest Paid .....................................................  $           2.0   $           2.2   $           2.4
                                                                        ================  ================  ================
Schedule of non-cash financing activities:
   Shared-based Programs .............................................  $           3.1   $           2.7   $            --
                                                                        ================  ================  ================

                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is to provide life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group").


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management to present fairly the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The years "2007", "2006" and "2005" refer to the years ended December 31, 2007, 2006 and 2005, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      Effective January 1, 2007, and as more fully described in Note 11 to the Financial Statements, MLOA adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes were expanded by FIN 48 and include a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, no adjustment to MLOA's January 1, 2007 retained earnings for unrecognized tax benefits was required.

      On January 1, 2007, MLOA adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on MLOA's results of operations or financial position.

      On December 31, 2006, AXA Financial Group implemented Statement of Financial Accounting Standards ("SFAS") No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

      SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on AXA Financial Group as it already uses a December 31 measurement date for all of its plan assets and benefits obligations. The adoption of SFAS No. 158 did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2006, AXA Financial Group, including MLOA, adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, AXA Financial Group elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), AXA Financial Group, including MLOA, had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares, and various other cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of AXA Financial Group's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, MLOA's earnings from continuing operations before income taxes were $3.0 million and $2.7 million lower and net earnings were $2.0 million and $1.7 million lower for 2007 and 2006, respectively, than if these plans had continued to be accounted for under APB No. 25.

      Under the modified prospective method, AXA Financial Group applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006, that prior to adoption of SFAS No. 123(R) would have been reflected by MLOA only in pro forma disclosures, were recognized in MLOA's statements of operations over the awards' remaining future service/vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

      On January 1, 2006, MLOA adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on MLOA's results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities Including an amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.


      In June 2007, the AICPA issued SOP 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2007, the FASB issued FASB Staff Position ("FSP") SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the Board time to consider a number of significant issues relating to the implementation of SOP 07-1.

      On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The effect of adopting of SFAS No. 157 on January 1, 2008 is not expected to have a material impact on 2008 net earnings.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trust ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Valuation allowances are netted against the asset categories to which they apply.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation of FIN 46(R), "Consolidation of Variable Interest Entities, Revised," are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with Equity real estate or other equity investments, as appropriate.

      Equity securities include common stock classified as available for sale securities are carried at estimated fair value and are included in other invested assets.

      Units held in AllianceBernstein L.P. ("AllianceBernstein") are carried on the equity method and reported in other invested assets.

      Short-term investments are stated at amortized cost that approximates fair value and are included in other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

      All securities owned including United States government and agency securities and mortgage-backed securities are recorded in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized
      --------------------------------------------------------------------
      Investment Gains (Losses)
      -------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to DAC and VOBA related to variable life and investment-type products.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

      Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

      The estimated fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

      Fair values for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA, which arose from the 2004 acquisition by AXA Financial, was established in accordance with business combination purchase accounting guidance as set forth in SFAS No. 141, "Business Combinations". VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For variable life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (7.0% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.0% net of product weighted average Separate Account fees) and 0.0% (2.0% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5-year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2007, current projections of future average gross market returns assume a 5.2% return for 2008, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 2 quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by MLOA.

      The investment results of Separate Accounts on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2007, 2006 and 2005, investment results of such Separate Accounts were gains of $285.4 million, $358.6 million and $197.5 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2007 were not significant.

3)    INVESTMENTS

      Fixed Maturities
      ----------------

      The following table provides additional information relating to fixed maturities.

                                                                  GROSS          GROSS
                                                 AMORTIZED     UNREALIZED      UNREALIZED     ESTIMATED
                                                    COST          GAINS          LOSSES       FAIR VALUE
                                               -------------  -------------  -------------  -------------
                                                                     (IN MILLIONS)


      DECEMBER 31, 2007
      -----------------
      Fixed Maturities:
        Available for Sale:
         Corporate ..........................  $     1,808.1  $        10.7  $        56.6  $     1,762.2
         Mortgage-backed ....................           20.3             .2             --           20.5
         U.S. Treasury, government
           and agency securities ............          115.0            2.0             --          117.0
         States and political subdivisions ..            1.1             --             --            1.1
         Foreign governments ................            4.1             .1             --            4.2
         Redeemable preferred stock .........          134.5             .5           12.3          122.7
                                               -------------  -------------  -------------  -------------
           Total Available for Sale .........  $     2,083.1  $        13.5  $        68.9  $     2,027.7
                                               =============  =============  =============  =============

      December 31, 2006
      -----------------
      Fixed Maturities:
       Available for Sale:
         Corporate ..........................  $     1,869.0  $         6.7  $        31.1  $     1,844.6
         Mortgage-backed ....................           20.2             --             --           20.2
         U.S. Treasury, government
           and agency securities ............          138.5             .4             .5          138.4
         States and political subdivisions ..            1.1             --             --            1.1
         Foreign governments ................            4.1             --             .1            4.0
         Redeemable preferred stock .........          134.4            1.4            3.5          132.3
                                               -------------  -------------  -------------  -------------
           Total Available for Sale .........  $     2,167.3  $         8.5  $        35.2  $     2,140.6
                                               =============  =============  =============  =============

      MLOA determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      The contractual maturity of bonds at December 31, 2007 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                --------------------------------
                                                                                  AMORTIZED         ESTIMATED
                                                                                    COST            FAIR VALUE
                                                                                --------------     -------------
                                                                                         (IN MILLIONS)

        Due in one year or less..............................................   $        158.3     $       157.8
        Due in years two through five........................................            413.5             414.4
        Due in years six through ten.........................................          1,005.5             990.1
        Due after ten years..................................................            351.0             322.2
                                                                                --------------     -------------
           Subtotal..........................................................          1,928.3           1,884.5
        Mortgage-backed securities...........................................             20.3              20.5
                                                                                --------------     -------------
        Total................................................................   $      1,948.6     $     1,905.0
                                                                                ==============     =============

      Bonds that are not due at a single maturity date were included in the contractual maturity table above in the final maturity year. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by AXA Financial Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

      The following table discloses the 230 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve-month period and greater than a twelve month period as of December 31, 2007:

                                          LESS THAN 12 MONTHS           12 MONTHS OR LONGER                  TOTAL
                                      -----------------------------  ---------------------------  ----------------------------
                                                        GROSS                         GROSS                          GROSS
                                       ESTIMATED      UNREALIZED       ESTIMATED    UNREALIZED     ESTIMATED      UNREALIZED
                                       FAIR VALUE       LOSSES        FAIR VALUE      LOSSES       FAIR VALUE       LOSSES
                                      ------------  ---------------  ------------  -------------  -------------  -------------
                                                                           (IN MILLIONS)

      Fixed Maturities:
        Corporate ..................  $       562.5  $        39.3  $       470.0  $        17.3  $     1,032.5  $        56.6
        U.S. Treasury,
          government and agency
          securities ...............             --             --             --             --             --             --
        States and political
          subdivisions .............             --             --            1.1             --            1.1             --
        Foreign governments ........             --             --             --             --             --             --
        Redeemable
          preferred stock ..........           32.7            4.7           73.3            7.6          106.0           12.3
                                      -------------  -------------  -------------  -------------  -------------  -------------
      Total Temporarily
        Impaired Securities ........  $       595.2  $        44.0  $       544.4  $        24.9  $     1,139.6  $        68.9
                                      =============  =============  =============  =============  =============  =============

      MLOA's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2007, approximately $70.0 million, or 3.4%, of the $2,083.1 million aggregate amortized cost of fixed maturities held by MLOA was considered to be other than investment grade.

      MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2007, MLOA owned $10.6 million in RMBS backed by subprime residential mortgage loans, 100% of which are rated either AA or AAA, and $0.2 million in RMBS backed by Alt-A residential mortgage loans, 100% of which were rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2007, MLOA had no fixed maturities which were non-income producing for the twelve months preceding that date.

      Mortgage Loans
      --------------

      During 2007, 2006 and 2005, respectively, MLOA's average recorded investment in impaired mortgage loans was $0.8 million, $3.1 million and $4.2 million.

      There was no interest income on impaired mortgage loans in 2007. Interest income recognized on impaired mortgage loans totaled $0.3 million and $0.3 million for 2006 and 2005, respectively.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $2.8 million; there were no mortgage loans classified as nonaccrual at December 31, 2007.

      Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                         DECEMBER 31,
                                                                                 -----------------------------
                                                                                     2007            2006
                                                                                 -------------   -------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with investment valuation allowances...........  $          --   $          --
        Impaired mortgage loans without investment valuation allowances........             .3             3.1
                                                                                 -------------   -------------
        Recorded investment in impaired mortgage loans.........................             .3             3.1
        Investment valuation allowances........................................             --              --
                                                                                 -------------   -------------
        Net Impaired Mortgage Loans............................................  $          .3   $         3.1
                                                                                 =============   =============

      There were no investment valuation allowances for mortgage loans and equity real estate in 2007 and 2006.

      Other Invested Assets
      ---------------------

      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2007 and 2006 were $2.9 million and $3.4 million, respectively.

      The following presents MLOA's investment in 1.2 million units in AllianceBernstein, an affiliate:

                                                                                 ALLIANCEBERNSTEIN UNITS
                                                                                 -----------------------
                                                                                       (IN MILLIONS)

       Balance at January 1, 2006..............................................  $                  49.4
       Equity in net earnings..................................................                      5.2
       Dividends received......................................................                     (4.8)
                                                                                 -----------------------
       Balance at December 31, 2006............................................                     49.8
       Equity in net earnings..................................................                      5.9
       Dividends received......................................................                     (6.4)
                                                                                 -----------------------
       Balance at December 31, 2007............................................  $                  49.3
                                                                                 =======================

4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset as of December 31, 2007 and 2006:

                                                             LESS            LESS:
                                      GROSS CARRYING     ACCUMULATED       IMPACT OF
                                           AMOUNT      AMORTIZATION (1)   RECAPTURE (2)          NET
                                      ---------------  ----------------  ---------------   ---------------
                                                                 (IN MILLIONS)
      VOBA
      ----
        DECEMBER 31, 2007 ..........  $         416.5  $        (138.7)  $         (44.9)  $         232.9
                                      ===============  ===============   ===============   ===============

        December 31, 2006 ..........  $         416.5  $         (83.9)  $         (44.9)  $         287.7
                                      ===============  ===============   ===============   ===============

      (1) Includes reactivity to unrealized investment gains (losses).

      (2) Relates to the December 31, 2005 recapture by USFL of universal life insurance contracts and level term premium insurance contracts previously ceded to MLOA under the modified coinsurance ("MODCO") agreement between MLOA and USFL.

      For 2007, 2006 and 2005, total amortization expense related to VOBA was $59.7 million, $44.4 million and $32.5 million, respectively. VOBA amortization is estimated to range between $45.3 million and $22.2 million annually through 2012.


5)    FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

      The carrying values and estimated fair values for financial instruments not otherwise disclosed in Notes 3 and 8 of Notes to Financial Statements are presented below:

                                                                                    DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                      2007                               2006
                                                         --------------------------------   --------------------------------
                                                            CARRYING        ESTIMATED          Carrying        Estimated
                                                             VALUE          FAIR VALUE          Value          Fair Value
                                                         ---------------  ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)

        Mortgage loans on real estate...................  $      203.8     $       205.2     $      219.2     $       220.0
        Policyholders liabilities: investment contracts.         344.2             362.5            376.5             396.0
        Note payable to affiliate.......................          27.3              27.3             30.6              30.6


6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

            o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

            o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

            o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

            o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                     GMDB              GMIB             TOTAL
                                                ---------------   ---------------  ---------------
                                                                   (IN MILLIONS)

      Balance at January 1, 2005 .............  $           1.0   $            .1  $           1.1
         Paid guarantee benefits .............             (2.9)               --             (2.9)
         Other changes in reserve ............              2.6                .1              2.7
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2005 ...........               .7                .2               .9
         Paid guarantee benefits .............             (2.2)               --             (2.2)
         Other changes in reserve ............              2.2                .2              2.4
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2006 ...........               .7                .4              1.1
         Paid guarantee benefits .............             (1.3)               --             (1.3)
         Other changes in reserve ............              1.8                .1              1.9
                                                ---------------   ---------------  ---------------
      Balance at December 31, 2007 ...........  $           1.2   $            .5  $           1.7
                                                ===============   ===============  ===============

      Related GMDB reinsurance ceded amounts were:

                                                                 GMDB
                                                            --------------
                                                            (IN MILLIONS)

      Balance at January 1, 2005..........................  $          (.9)
        Paid guarantee benefits ceded.....................             (.1)
        Other changes in reserve..........................             1.2
                                                            --------------
      Balance at December 31, 2005........................  $           .2
        Paid guarantee benefits ceded.....................             (.1)
        Other changes in reserve..........................              .5
                                                            --------------
      Balance at December 31, 2006........................              .6
        Paid guarantee benefits...........................             (.3)
        Other changes in reserve..........................              .9
                                                            --------------
      Balance at December 31, 2007........................  $          1.2
                                                            ==============


      The December 31, 2007 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                 RETURN
                                                   OF
                                                PREMIUM         RATCHET         ROLL-UP         COMBO          TOTAL
                                               -----------    ----------     -------------  -------------  -------------
                                                                             (IN MILLIONS)

      GMDB:
      -----
       Account values invested in:
           General Account..............       $       144     $     229               N/A  $          29  $         402
           Separate Accounts............       $       707     $   1,213               N/A  $         164  $       2,084
       Net amount at risk, gross........       $         6     $      65               N/A  $           4  $          75
       Net amount at risk, net of
          amounts reinsured.............       $         6     $      62               N/A  $          --  $          68
       Average attained age of
         contractholders................              62.1          62.2               N/A           61.4           62.1
       Percentage of contractholders
         over age 70....................              19.3%         18.4%              N/A           14.0%
       Range of contractually specified
         interest rates.................               N/A           N/A               N/A            5.0%

      GMIB:
      -----
       Account values invested in:
           General Account..............               N/A           N/A     $          29            N/A  $          29
           Separate Accounts............               N/A           N/A     $         164            N/A  $         164
       Net amount at risk, gross........               N/A           N/A     $          --            N/A  $          --
       Net amount at risk, net of
          amounts reinsured.............               N/A           N/A     $          --            N/A  $          --
       Weighted average years
          remaining until
          annuitization.................               N/A           N/A               4.7            N/A            4.7
       Range of contractually specified
          interest rates................               N/A           N/A               5.0%           N/A

      B) Separate Account Investments by Investment Category Underlying GMDB and
         -----------------------------------------------------------------------
         GMIB Features
         -------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                        INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                       DECEMBER 31,
                                                                                 ------------------------
                                                                                     2007         2006
                                                                                 -----------  -----------
                                                                                       (IN MILLIONS)

      GMDB:
         Equity................................................................. $     1,708  $     1,911
         Fixed income...........................................................         258          332
         Balanced...............................................................          39           55
         Other..................................................................          79           83
                                                                                 -----------  -----------
         Total.................................................................. $     2,084  $     2,381
                                                                                 ===========  ===========

      GMIB:
         Equity................................................................. $       133  $       136
         Fixed income...........................................................          24           28
         Balanced...............................................................          --            3
         Other..................................................................           7            5
                                                                                 -----------  -----------
         Total.................................................................. $       164  $       172
                                                                                 ===========  ===========

      C)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
          ------------------------------------------------------------------
          Guarantee
          ---------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2007 and 2006, MLOA had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.


7)    REINSURANCE

      MLOA uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is liable to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable even if the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MLOA variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $25.0 million on single-life policies and $30.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      Beginning September 2006, the no lapse guarantee riders on the new variable life product are being reinsured on a 90% first dollar quota share basis through AXA Financial (Bermuda), LTD ("AXA Bermuda"), an affiliate.

      At December 31, 2007 and 2006, respectively, reinsurance recoverables related to insurance contracts amounted to $136.4 million and $136.2 million, of which $58.5 million and $63.0 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                                 2007             2006              2005
                                                            --------------   ---------------   --------------
                                                                              (IN MILLIONS)

                Direct premiums............................ $         82.3   $          88.9   $         93.4
                Reinsurance ceded..........................          (36.5)            (39.0)           (39.6)
                                                            --------------   ---------------   --------------
                Premiums................................... $         45.8   $          49.9   $         53.8
                                                            ==============   ===============   ==============

                Variable Life and Investment-type
                   Product Policy Fee Income Ceded......... $         32.9   $          32.4   $         32.7
                                                            ==============   ===============   ==============
                Policyholders' Benefits Ceded.............. $         47.6   $          64.9   $         57.9
                                                            ==============   ===============   ==============


8)    RELATED PARTY TRANSACTIONS

      Under its respective service agreements with affiliates, AXA Equitable and MONY Life, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreements are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $45.9 million, $49.6 million and $74.7 million for 2007, 2006 and 2005, respectively. At December 31, 2007, MLOA reported a $2.8 million payable to AXA Equitable and at December 31, 2006 a $5.4 million receivable from AXA Equitable in connection with its service agreement.

      In addition to the agreements discussed above, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements was $2.2 million, $2.3 million, and $2.4 million for 2007, 2006 and 2005, respectively, related to these agreements.

      As more fully described in Note 7 in Notes to Financial Statements, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda. MLOA reported $0.4 million and zero for 2007 and 2006, respectively.

      MLOA entered into a modified coinsurance ("MODCO") agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby MLOA agreed to reinsure 90% of all level premium term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DAC tax provision. Under the agreement, MLOA shared in all premiums and benefits for the reinsured policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, MLOA reimbursed USFL for its quota share of expense allowances, as defined in the MODCO agreement.

      The MODCO agreement remained in effect for level premium term life insurance issued during 2005. However, in the fourth quarter of 2005, the MODCO agreement was terminated effective January 1, 2005, and all MODCO reinsurance transactions relating to level term that took place between USFL and MLOA during 2005 were unwound. In connection with this unwinding, MLOA received a payment of $0.7 million representing interest on net payments made to USFL during the year under the MODCO agreement. As of December 31, 2005, USFL recaptured all of the universal life policies that had previously been assumed by MLOA under this MODCO agreement. Other income for the year ended December 31, 2005 reflects the resulting pre-tax gains on the recaptures of the universal life and term life reinsurance from USFL of $0.6 million ($0.4 million net of income taxes).

      The statement of operation includes certain revenues and expenses assumed from USFL under the MODCO agreement as follows:

                                                                                     2005
                                                                                ---------------
                                                                                 (In Millions)
             REVENUES:
             Variable life and investment-type product policy fee income......  $          19.9
             Premiums.........................................................               --
             Other loss.......................................................              (.2)
                                                                                ---------------
                 Total revenues...............................................             19.7
                                                                                ---------------

             BENEFITS AND OTHER DEDUCTIONS:
             Policyholders' benefits..........................................             10.5
             Interested credited to policyholders' account balances...........              6.1
             Amortization of deferred policy acquisition costs and
                value of business acquired....................................              2.4
             Capitalization of deferred policy acquisition costs..............            (14.0)
             Commissions......................................................             14.2
                                                                                ---------------
                 Total benefits and other deductions..........................             19.2
                                                                                ---------------

             Earnings Before Income Taxes.....................................  $            .5
                                                                                ===============

      In accordance with the guidance contained in FASB Derivates Implementation Group Issue B36, the MODCO agreement between USFL and MLOA was considered to contain an embedded derivative representing a total return swap. The embedded derivative asset of $1.6 million was written off as of December 31, 2005 in connection with the termination of the MODCO agreement. Changes in fair value of the total return swap asset resulted in losses of $(1.4) million for 2005.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note is $27.3 million and $30.6 million at December 31, 2007 and 2006, respectively.


9)    SHARE-BASED COMPENSATION

      For 2007 and 2006 respectively, MLOA recognized compensation costs of $3.9 million and $3.0 million, for share-based payment arrangements. Effectively January 1, 2006, MLOA adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the financial statements on a fair value basis.

      MLOA recognized compensation costs of $1.1 million and $1.3 million related to employee stock options for 2007 and 2006, respectively. Prior to adopting of SFAS No. 123(R), AXA Financial and its consolidated subsidiaries, including MLOA, had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the statements of operations in 2005. On a pro-forma basis, net earnings as reported in 2005 would have been reduced by $1.6 million, net of income tax benefit, had compensation expense for employee stock option awards been measured and recognized by MLOA under the fair-value method of SFAS No. 123, "Accounting for Stock-Based Compensation".

      As of December 31, 2007, approximately $0.8 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 6.2 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $0.7 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2007, MLOA recognized compensation expense of approximately $0.2 million in respect of this grant of AXA Miles. Provided AXA achieves certain performance and customer satisfaction goals, an additional 50 AXA Miles per employee is targeted for award in 2009 under terms then-to-be-determined and approved by the AXA Management Board.


10)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The sources of net investment income follow:

                                         2007             2006           2005
                                     -------------   -------------   -------------
                                                     (IN MILLIONS)

     Fixed maturities .............  $       116.3   $       113.3   $       107.1
     Mortgage loans on real estate            17.1            23.7            25.2
     Policy loans .................            7.1             6.3             6.0
     Other investment income ......            4.0             4.0             4.4
                                     -------------   -------------   -------------

       Gross investment income ....          144.5           147.3           142.7
     Investment expenses ..........           (7.2)           (5.9)           (7.7)
                                     -------------   -------------   -------------

     Net Investment Income ........  $       137.3   $       141.4   $       135.0
                                     =============   =============   =============

      Investment losses, net including changes in the valuation allowances follow:

                                               2007            2006            2005
                                          -------------   -------------   -------------
                                                          (IN MILLIONS)

     Fixed maturities ..................  $       (22.0)  $        (2.3)  $        (2.2)
     Mortgage loans on real estate .....             --             1.1              --
                                          -------------   -------------   -------------
     Investment Losses, Net ............  $       (22.0)  $        (1.2)  $        (2.2)
                                          =============   =============   =============


      Writedowns of fixed maturities amounted to $19.8 million, $3.7 million and $2.0 million for 2007, 2006 and 2005, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for 2007, 2006 and 2005.

      For 2007, 2006 and 2005, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $70.4 million, $55.9 million and $53.4 million. Gross gains of zero, $2.8 million and $1.0 million and gross losses of $3.8 million, $1.2 million and $1.4 million, respectively, were realized on these sales in 2007, 2006 and 2005, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2007, 2006 and 2005 amounted to $(28.7) million, $(12.4) million and $(50.5), respectively.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line-by-line basis, follow:

                                                                  2007             2006           2005
                                                              -------------   -------------   -------------
                                                                              (IN MILLIONS)

     Balance, beginning of year ............................  $       (11.1)  $        (5.6)  $        14.9
     Changes in unrealized investment losses ...............          (28.7)          (12.3)          (50.5)
     Changes in unrealized investment losses
       attributable to:
          DAC and VOBA .....................................            5.0             3.9            18.9
          Deferred income taxes ............................            8.3             2.9            11.1
                                                              -------------   -------------   -------------
     Balance, End of Year ..................................  $       (26.5)  $       (11.1)  $        (5.6)
                                                              =============   =============   =============

     Balance, end of period comprises:
         Unrealized investment losses on
           fixed maturities ................................  $       (55.4)  $       (26.7)  $       (14.4)
         Amounts of unrealized investment gains (losses)
           attributable to:
             DAC and VOBA ..................................           14.6             9.6             5.7
             Deferred income taxes .........................           14.3             6.0             3.1
                                                              -------------   -------------   -------------
     Total .................................................  $       (26.5)  $       (11.1)  $        (5.6)
                                                              =============   =============   =============

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.


11)   INCOME TAXES

      A summary of the income tax expense in the statements of operations follows:

                                                                   2007            2006           2005
                                                              -------------   -------------   ------------
                                                                              (IN MILLIONS)

     Income tax expense:
       Current expense .....................................  $         2.0   $        10.7  $         2.5
       Deferred (benefit) expense ..........................            (.9)            6.6           14.2
                                                              -------------   -------------  -------------
     Total .................................................  $         1.1   $        17.3  $        16.7
                                                              =============   =============  =============

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                             2007             2006            2005
                                                         -------------   -------------   -------------
                                                                         (IN MILLIONS)

     Tax at statutory rate ............................  $         5.2   $        19.8   $        20.3
     Dividends received deduction .....................           (1.2)           (2.7)           (3.7)
     Low income housing credit ........................           (3.1)             --              --
     Other ............................................             .2             0.2              .1
                                                         -------------   -------------   -------------
     Income Tax Expense ...............................  $         1.1   $        17.3   $        16.7
                                                         =============   =============   =============

      The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2007                  December 31, 2006
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Reserves and reinsurance............... $         205.2   $            --  $         200.6   $            --
        DAC....................................              --               8.4              1.7                --
        VOBA...................................              --              81.5               --             100.7
        Investments............................              --             163.5               --             163.5
        Goodwill and other intangible assets...              --              10.2               --              10.7
        Other..................................             6.8                --             12.1                --
                                                ---------------   ---------------  ---------------   ---------------
        Total.................................. $         212.0   $         263.6  $         214.4   $         274.9
                                                ===============   ===============  ===============   ===============

      At December 31, 2007, MLOA had no Federal tax loss carryforwards.

      The Internal Revenue Service ("IRS") is currently examining tax years 2002 through July 8, 2004, the date MLOA was acquired by AXA Financial. Management believes that the examinations of MLOA's Federal income tax returns will have no material adverse impact on MLOA's results of operations or financial position.

      As a result of the implementation of FIN 48 as of January 1, 2007, MLOA recognized $17.0 million tax benefits. At January 1, 2007 all of the unrecognized tax benefits would affect the effective tax rate. At December 31, 2007, the total amount of unrecognized tax benefits was $17.8 million, all of which would affect the effective tax rate.

      MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2007 and January 1, 2007 were $7.0 million and $6.2 million, respectively. Tax expense for 2007 reflected $0.8 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:


                                                                       2007
                                                                  -------------
                                                                  (IN MILLIONS)

         Balance at January 1, 2007 (date of adoption) .........  $        10.8
         Additions for tax positions of prior years ............            1.8
         Reductions for tax positions of prior years ...........           (1.8)
         Additions for tax positions of current years ..........             .9
         Reductions for tax positions of current years .........            (.9)
         Settlements with tax authorities ......................             --
         Reductions as a result of a lapse of the applicable
            statute of limitations .............................             --
                                                                  -------------
         Balance, End of Year ..................................  $        10.8
                                                                  =============


      It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


12)   DISCONTINUED OPERATIONS

      In 2006, one real estate property with a book value of $1.6 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. In third quarter 2006, this property was sold resulting in a gain of $1.1 million pre-tax ($0.7 million post-tax). At December 31, 2007 and 2006, no equity real estate was classified as held-for-sale.

13)   ACCUMULATED OTHER COMPREHENSIVE LOSS

      Accumulated other comprehensive loss represents cumulative gains and losses on items that are reflected in earnings. The balances for the past three years follow:


                                                                         DECEMBER 31,
                                                         ---------------------------------------------
                                                              2007              2006         2005
                                                         -------------   -------------   -------------
                                                                         (IN MILLIONS)

     Net unrealized (losses) gains on investments:
        Net unrealized losses arising
           during the period ..........................  $       (30.9)  $       (12.3)  $       (50.5)
        Losses  reclassified into net earnings
           during the period ..........................            2.2              --              --
                                                         -------------   -------------   -------------
     Net unrealized losses on investments .............          (28.7)          (12.3)          (50.5)
     Adjustments for DAC and VOBA and
         deferred income taxes ........................           13.3             6.8            30.0
                                                         -------------   -------------   -------------
      Total Accumulated Other Comprehensive Loss ......  $       (15.4)  $        (5.5)  $       (20.5)
                                                         =============   =============   =============


14)   COMMITMENTS AND CONTINGENT LIABILITIES

      MLOA had $0.7 million in commitments under existing mortgage loan agreements at December 31, 2007.


15)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


16)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2007, 2006 and 2005, MLOA's statutory net gain (loss) was $7.3 million, $27.7 million and $(5.6) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $321.0 million and $320.1 million at December 31, 2007 and 2006, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2007, 2006 and 2005.

      At December 31, 2007, MLOA, in accordance with various government and state regulations, had $5.2 million of securities deposited with such government or state agencies.

      At December 31, 2007 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2007.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) computer software development costs are capitalized under GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for GAAP purchase accounting.


17)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2007 and 2006 are summarized below:

                                                                                 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------------
                                                         MARCH 31,         JUNE 30,        SEPTEMBER 30,        DECEMBER 31,
                                                      ---------------   ---------------  -----------------   ------------------
                                                                                   (IN MILLIONS)
        2007
        Total Revenues............................... $          91.4   $          79.9  $            82.2   $             84.4
                                                      ===============   ===============  =================   ==================

        Earnings from Continuing Operations.......... $          12.2   $           5.8  $              .3   $             (4.6)
                                                      ===============   ===============  =================   ==================

        Net Earnings (Loss).......................... $          12.2   $           5.8  $              .3   $             (4.6)
                                                      ===============   ===============  =================   ==================

        2006
        Total Revenues............................... $          90.7   $          86.0  $            92.3   $             86.6
                                                      ===============   ===============  =================   ==================

        Earnings from Continuing Operations.......... $          11.0   $          13.4  $            11.6   $              3.4
                                                      ===============   ===============  =================   ==================

        Net Earnings................................. $          11.0   $          13.4  $            12.3   $              3.4
                                                      ===============   ===============  =================   ==================

MONY Life Insurance Company of America

Incentive Life(SM) Legacy

PROSPECTUS SUPPLEMENT DATED MAY 1, 2008

--------------------------------------------------------------------------------



This Supplement updates certain information in the above-referenced Prospectus, Supplements to the Prospectus and Statement of Additional Information, dated May 1, 2008, as previously supplemented (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.



LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION


As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2008, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2008), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our AXA-Equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2008, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.












                    MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                               New York, NY 10104


  Copyright 2008 MONY Life Insurance Company of America. All rights reserved.

Incentive Life(SM) is a service mark of MONY Life Insurance Company of America.



GIO 01 (5/08)                                                    137727 (5/08)
NB                                                                      x01959

                                     PART C

                                OTHER INFORMATION

      Item 26.  Exhibits

      (a)   Board of Directors Resolutions.

            (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-102233) filed on December 27, 2002.

      (b)   Custodian Agreements. Not applicable.

      (c)   Underwriting Contracts.

            (1) Underwriting Agreement among MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp. incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

            (2) Proposed specimen agreement between MONY Securities Corp. and registered representatives incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

            (3) Specimen commission schedule (Career Contract Schedule) incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

            (4) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (5) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (6) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

            (7) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC. incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-104162) filed on April 25, 2006.

            (8) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC. incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-104162) filed on April 25, 2006.

            (9) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

      (d)   Contracts.

            (1)  Form of Flexible Premium Variable Life Insurance Policy
                 (Form 06 - 100 - Return of Premium Jurisdictions), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (2) Form of Flexible Premium Variable Life Insurance Policy (Form 06 - 100 - Return of Account Value Jurisdiction), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (3) Form of Children's Term Rider (Form R94-218), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (4) Form of Disability Rider - Waiver of Monthly Deductions (Form R94-216A), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (5) Form of Option to Purchase Additional Insurance Rider (Form R94-204), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (6) Form of Extended No Lapse Guarantee Rider (Form R06-20), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (7) Form of Paid Up Death Benefit Guarantee Endorsement (Form S.05-30), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (8) Form of Substitution of Insured Person Rider (Form R94-212), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (9) Form of Accelerated Death Benefit Rider (Form R06-70), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (10) Form of Loan Extension Endorsement (Form S.05-20), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

            (11) Form of Accelerated Death Benefit for Long-Term Care Services
                 Rider (Form R06-90), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (e)   Applications.

            (1) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

                 (a) Revised Form of Application for Life Insurance
                     (AMIGV-2005), incorporated herein by reference to Exhibit 26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

            (2) Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), incorporated herein by reference to Exhibit 26(e)(v) to the Registration Statement on Form N-6 (File No. 333-134307) filed on April 25, 2007.

                 (a) Revised Form of Variable Universal Life Supplement to the
                     Application (Form No. VUL-GV/IL DB 2005), incorporated herein by reference to Exhibit 26(e)(v)(a) to Registration Statement on Form N-6 (File No. 333-103199), filed on April 22, 2008.

            (3) Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (2) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g)   Reinsurance Contracts.

      (1) Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance Society of the United States, incorporated herein by reference to Exhibit No. 27(g) to Registration Statement on Form N-6 (File No. 333-103202) filed on April 4, 2002.


(h)   Participation Agreements.

      (1) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (2) Participation Agreement -- among AXA Premier VIP Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-134304 on August 25, 2006.

(i)   Administrative Contracts.

      (1) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005 incorporated herein by reference to Exhibit
            10.2 to the registration statement (File No. 333-65423) on Form 10-K filed on March 31, 2005.

(j)   Other Material Contracts. Not applicable.

(k)   Legal Opinion.

      (1)   Opinion and consent of Dodie Kent, Esq. filed herewith.

(l)   Actuarial Opinion.

      (1) Opinion and consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of MONY America filed herewith.

(m)   Calculation, filed herewith.

(n)   Other Opinions.

      (1) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, filed herewith.

      (2) Powers of Attorney, incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (3) Powers of Attorney previously filed with this Registration Statement File No. 333-134304 on April 25, 2007.

      (4)   Powers of Attorney, filed herewith.

(o)   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

(p)   Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

------------------

      Item 27.  Directors and Officers of the Depositor

      * The business address for all officers and directors of MONY America is 1290 Avenue of the Americas, New York, New York 10104.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            MONY AMERICA
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
CALCAP LLC
231 Brushy Ridge Road
New Canaan, CT 06840

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
New York City Health
  and Hospitals Corporation
125 Worth Street, Suite 519
New York, NY 10013

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*William J. McDermott                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew McMahon                             Executive Vice President

*Andrew Raftis                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

      Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

     The AXA Organizational Charts 2007 are incorporated herein by reference to
Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4, filed April 21, 2008.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
       AS OF: DECEMBER 31, 2007



                                                                                     State of        State of
                                                                        Type of     Incorp. or      Principal       Federal
                                                                       Subsidiary    Domicile       Operation      Tax ID #
                                                                       ----------   ----------      ---------      ---------
                                                                                    -------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                 DE              NY        13-3623351
-------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       Operating        DE              CO        75-2961816
     --------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     Operating        DE              NY        13-4194065
     --------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       Operating        DE              NY        13-4194080
     --------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                              DE              NY        52-2197822
     --------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  Insurance      Bermuda        Bermuda      14-1903564
        -----------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                  DE              NY        13-4078005
        -----------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                               DE              NY        13-4071393
           --------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               Operating        DE              NY        06-1555494
           --------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              Operating        AL              AL        06-1562392
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      Operating        DE              NY        13-4085852
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       Operating        MA              MA        04-3491734
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              Operating        NV              NV        13-3389068
              -----------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         Operating       P.R.            P.R.       66-0577477
              -----------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              Operating        TX              TX        75-2529724
         ----------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            Insurance        NY              NY        13-5570651
        -----------------------------------------------------------------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                    Insurance        CO              CO        13-3198083
           --------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              Investment       DE              NY        13-3385076
           --------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           Investment       DE              NY        13-3385080
           --------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                  Investment       **                             -
           --------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                         HCO           NY              NY        22-2766036
           --------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
              -----------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                        HCO           DE              NY        13-2677213
           --------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                  Investment       DE              PA        23-2671508
        ------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                  Insurance        NY              NY        13-1632487
        -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              -----------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                          Number of    Percent of
                                                                            Shares      Ownership           Comments
                                                                            Owned      or Control    (e.g., Basis of Control)
                                                                            -----      ----------    ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                         100.00%
     ------------------------------------------------------------------
     MONY Capital Management, Inc.                                                       100.00%
     ------------------------------------------------------------------
     MONY Asset Management, Inc.                                                         100.00%
     ------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 & 16)                      -       100.00%
     ------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                      250,000       100.00%
        ---------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                       1,000       100.00%
        ---------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                        -       100.00%
           ------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                         -       100.00%
           ------------------------------------------------------------
              AXA Network of Alabama, LLC                                        -       100.00%
              ---------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                -       100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                 -       100.00%
              ---------------------------------------------------------
              AXA Network of Nevada, Inc.                                                100.00%
              ---------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                           100.00%
              ---------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                    1,050       100.00%
         --------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *              2,000,000       100.00%     NAIC # 62944
        ---------------------------------------------------------------
           AXA Life and Annuity Company * (Note 10)                      1,000,000       100.00%     NAIC # 62880
           ------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                        -             -     G.P & L.P.
           ------------------------------------------------------------
              Equitable Managed Assets, L.P.                                     -             -     G.P.
           ------------------------------------------------------------
           Real Estate Partnership Equities (various)                            -             -     **
           ------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                -       100.00%
           ------------------------------------------------------------
              See Attached Listing A
              ---------------------------------------------------------
           ACMC, Inc.     (Note 4)                                       5,000,000       100.00%
           ------------------------------------------------------------
           EVSA, Inc.                                                           50       100.00%
        ---------------------------------------------------------------
        MONY Life Insurance Company *                                                    100.00%
        ---------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

      * Affiliated Insurer

     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

    *** All subsidiaries are corporations, except as otherwise noted.

        1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

        2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
            Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
            Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
            Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
            Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

        3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

        4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

            As of December 31, 2007, AXF and its subsidiaries owned 63.18% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

                   AXF held directly 40,861,854 AllianceBernstein Units
                   (15.54%),
                   AXA Equitable Life directly owned 8,384,240 AllianceBernstein Units (3.19%),
                   ACMC, Inc. owned 66,220,822 AllianceBernstein Units (25.18%), and
                   ECMC, LLC owned 40,880,637 AllianceBernstein Units (15.55%).

               On December 21, 2004, AXF contributed 4,389,192 (1.67%) AllianceBernstein Units to MONY Life and 1,225,000 (.47%) AllianceBernstein Units to MLOA.

               AllianceBernstein Corporation also owns a 1% general partnership interest in AllianceBernstein L.P.

               In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.27% each), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation owns 100,000 units of general partnership interest (0.04%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

        5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

        6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

        7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

        8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

        9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

        10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company. 11.Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

        12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

        12. Effective May 26, 2005, Matrix Private Equities was sold.

        13. Effective December 2, 2005, Advest Group was sold.

        14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

        15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

        16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

Dissolved:     - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
               - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
               - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
               - CCMI Corp. was dissolved on October 7, 1999.
               - ELAS Realty, Inc. was dissolved January 29, 2002.
               - EML Associates, L.P. was dissolved March 27, 2001.
               - EQ Services, Inc. was dissolved May 11, 2001.
               - Equitable BJVS, Inc. was dissolved October 3, 1999.
               - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
               - Equitable JV Holding Corp. was dissolved on June 1, 2002.
               - Equitable JVS II, Inc. was dissolved December 4, 1996
               - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
               - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
               - EREIM Managers Corporation was dissolved March 27, 2001.
               - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
               - EVLICO, Inc. was dissolved in 1999.
               - Franconom, Inc. was dissolved on December 4, 2000.
               - GP/EQ Southwest, Inc. was dissolved October 21, 1997
               - HVM Corp. was dissolved on Feb. 16, 1999.
               - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
               - Prime Property Funding, Inc. was dissolved in Feb. 1999.
               - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
               - Six-Pac G.P., Inc. was dissolved July 12,1999
               - Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
               - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
               - ECLL Inc. was dissolved July 15, 2003
               - MONY Realty Partners, Inc. was dissolved February 2005.
               - Wil-Gro, Inc. was dissolved June, 2005.
               - Sagamore Financial LLC was dissolved August 31, 2006.
               - Equitable JVS was dissolved August, 2007.
               - Astor Times Square Corp. dissolved as of April 2007.
               - Astor/Broadway Acquisition Corp. dissolved as of August 2007.
               - PC Landmark, Inc. has been administratively dissolved.
               - EJSVS, Inc. has been administratively dissolved.
               - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------



                                                                                           State of      State of
                                                                              Type of     Incorp. or    Principal     Federal
                                                                             Subsidiary    Domicile     Operation    Tax ID #
                                                                             ----------    --------     ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                        Operating        DE            NY      13-3049038
              ------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company*                          Operating        VT            VT      06-1166226
              ------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                             Operating        DE            NY      13-3266813
              ------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                      Investment       DE            NY      13-3544879
                 ---------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)           Operating        DE            NY      13-3633538
              ------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
                 ------------------------------------------------------------                                      -------------
              AXA Distributors, LLC                                          Operating        DE            NY      52-2233674
              ------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC          Operating        DE            AL      52-2255113
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                      Operating        DE        CT, ME,NY   06-1579051
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC     Operating        MA            MA      04-3567096
                 ---------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.            Operating        TX            TX      74-3006330
                 ---------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                   Operating        DE            NY      13-3813232
              ------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)  Operating        DE            NJ      22-3492811
              ------------------------------------------------------------------------------------------------------------------

                                                                                              Parent's
                                                                                  Number of  Percent of
                                                                                   Shares    Ownership         Comments
                                                                                    Owned    or Control  (e.g., Basis of Control)
                                                                                    -----    ----------  ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------------
           Equitable Holdings, LLC
           --------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                 500     100.00%
              -----------------------------------------------------------------
              Equitable Casualty Insurance Company*                                 1,000     100.00%
              -----------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                        -     100.00%
              -----------------------------------------------------------------
                 Equitable Capital Private Income & Equity                                                ECMC is G.P.
                   Partnership II, L.P.                                                 -           -     ("Deal Flow Fund II")
                 --------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                    100     100.00%
              -----------------------------------------------------------------
                 See Attached Listing B
                 --------------------------------------------------------------
              AXA Distributors, LLC                                                     -     100.00%
              -----------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                     -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                 -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                -     100.00%
                 --------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   1,000     100.00%
                 --------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          1,000     100.00%
              -----------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)           100     100.00%
              -----------------------------------------------------------------

*  Affiliated Insurer

   Equitable Investment Corp merged into Equitable Holdings, LLC on November 30,
     1999.
   Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
   Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA
     Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                              State of      State of
                                                                                 Type of     Incorp. or    Principal       Federal
                                                                                Subsidiary    Domicile     Operation      Tax ID #
                                                                                ----------    --------     ---------      --------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ----------------------------------------------------------------------
            Equitable Holdings, LLC
           -------------------------------------------------------------------
              AllianceBernstein Corporation


              --------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)           Operating        DE          NY        13-3434400
                 -----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                  Operating        DE          NY        13-4064930
                 -----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                         Operating
                    --------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                            HCO          DE          MA        22-3424339
                    --------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                                  HCO          DE          NY             -
                    --------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                           Operating        DE          NY        13-4132953
                       -----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                        HCO          DE          NY        13-2778645
                    --------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                           Operating       India      India            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                      Operating     Argentina   Argentina         -
                       -----------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                                Operating        DE          NY        13-3910857
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      HCO           DE          NY        13-3548918
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                                 HCO           DE        Japan            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                     Operating       Japan      Japan            -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited    Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                                Far Eastern Alliance Asset Management            Operating      Taiwan      Taiwan           -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                Operating        DE          NY        13-3626546
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.            Operating      Brazil      Brazil           -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                                 Operating       U.K.        U.K.            -
                       -----------------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                               Operating      Germany    Germany           -
                                --------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited               Operating       U.K.        U.K.            -
                                --------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                       Operating       Lux.        Lux.            -
                       -----------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                   Operating      France      France           -
                       -----------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                  Operating      Germany    Germany           -
                       -----------------------------------------------------------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                      HCO           DE       Singapore    13-3752293
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                       Operating     Australia   Australia         -
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                            Operating      Canada      Canada      13-3630460
                       -----------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                     Operating    New Zealand  New Zealand       -
                       -----------------------------------------------------------------------------------------------------------

                                                                                  Number    Parent's
                                                                                    of      Percent of
                                                                                  Shares    Ownership           Comments
                                                                                  Owned     or Control   (e.g., Basis of Control)
                                                                                  -----     ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ---------------------------------------------------------------------
            Equitable Holdings, LLC
           ------------------------------------------------------------------
              AllianceBernstein Corporation                                                             owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        and 100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ---------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                 100.00%        Sole member interest
                    ---------------------------------------------------------
                    Cursitor Alliance LLC                                                100.00%
                    ---------------------------------------------------------
                    Alliance Capital Management LLC                                      100.00%
                    ---------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                   100.00%
                       ------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                      10    100.00%
                    ---------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                   100.00%
                       ------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                               99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       ACM Software Services Ltd.                                        100.00%
                       ------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                  1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ------------------------------------------------------
                                AllianceBernstein Japan Ltd.                             100.00%
                       ------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited            100.00%
                       ------------------------------------------------------
                                Far Eastern Alliance Asset Management                     20.00%        3rd parties = 80%
                                ---------------------------------------------
                       AllianceBernstein Global Derivatives Corp.               1,000    100.00%
                       ------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                     99.00%        AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ------------------------------------------------------
                       AllianceBernstein Limited                              250,000    100.00%
                       ------------------------------------------------------
                                ACM Bernstein GmbH                                       100.00%
                                ---------------------------------------------
                                AllianceBernstein Services Limited              1,000    100.00%
                                ---------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                      3,999     99.98%        AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ------------------------------------------------------
                                AllianceBernstein (France) SAS                           100.00%
                       ------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                          100.00%
                       ------------------------------------------------------
                       Alliance Capital Management (Asia) Ltd.                           100.00%
                       ------------------------------------------------------
                       AllianceBernstein Australia Limited                                50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          18,750    100.00%
                       ------------------------------------------------------
                       AllianceBernstein New Zealand Limited                              50.00%        3rd party (NMFM) owns 50%
                       ------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------

LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------



                                                                                               State of        State of
                                                                                  Type of     Incorp. or      Principal     Federal
                                                                                 Subsidiary    Domicile       Operation     Tax ID #
                                                                                 ----------    --------       ---------     --------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     ----------------------------------------------------------------------
       Equitable Holdings, LLC
       --------------------------------------------------------------------
         AllianceBernstein Corporation
         ------------------------------------------------------------------
           AllianceBernstein L.P.
           ----------------------------------------------------------------
              AllianceBernstein Corporation of Delaware (Cont'd)
              -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investment Research (Proprietary) Limited     Operating    So Africa   So Africa        -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein (Singapore) Ltd.                              Operating    Singapore   Singapore        -
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital (Mauritius) Private Ltd.                          HCO       Mauritius   Mauritius        -
                          -------------------------------------------------------------------------------------------------------
                          Alliance Capital Asset Management (India) Private      Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Invest. Res. & Manag. (India) Pvt.   Operating      India       India          -
                          -------------------------------------------------------------------------------------------------------
                 AllianceBernstein Oceanic Corporation                              HCO          DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Capital Real Estate, Inc.                              Operating       DE           NY      13-3441277
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Corporate Finance Group Incorporated                   Operating       DE           NY      52-1671668
                 ----------------------------------------------------------------------------------------------------------------
                 Alliance Eastern Europe, Inc.                                      HCO          DE           NY      13-3802178
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein ESG Venture Management, L.P.                     HCO          DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Venture Fund 1, L.P.                 Operating       DE           NY           -
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investments, Inc.                             Operating       DE           NY      13-3191825
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Investor Services, Inc.                       Operating       DE           TX      13-3211780
                 ----------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Hong Kong Limited                             Operating    Hong Kong   Hong Kong        -
                 ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Taiwan Limited                       Operating     Taiwan       Taiwan         -
                          -------------------------------------------------------------------------------------------------------
                          ACM New-Alliance (Luxembourg) S.A.                     Operating      Lux.         Lux.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Limited                                    Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          Sanford C. Bernstein (CREST Nominees) Ltd.             Operating      U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                 Sanford C. Bernstein Proprietary Limited                        Operating    Australia   Australia        -
                 ----------------------------------------------------------------------------------------------------------------
                 Whittingdale Holdings Ltd.                                         HCO         U.K.         U.K.          -
                 ----------------------------------------------------------------------------------------------------------------
                          ACM Investments Limited                                Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                          AllianceBernstein Fixed Income Limited                 Operating      U.K.         U.K.          -
                          -------------------------------------------------------------------------------------------------------
                                                                                     Number     Parent's
                                                                                       of      Percent of
                                                                                     Shares    Ownership           Comments
                                                                                     Owned     or Control   (e.g., Basis of Control)
                                                                                     -----     ----------   ------------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  --------------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     -----------------------------------------------------------------------------
        Equitable Holdings, LLC
        --------------------------------------------------------------------------
           AllianceBernstein Corporation
           -----------------------------------------------------------------------
              AllianceBernstein L.P.
              --------------------------------------------------------------------
                 AllianceBernstein Corporation of Delaware (Cont'd)
                 -----------------------------------------------------------------
                    AllianceBernstein Investment Research (Proprietary) Limited                100.00%
                    --------------------------------------------------------------
                    AllianceBernstein (Singapore) Ltd.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                                  100.00%
                       -----------------------------------------------------------
                       Alliance Capital Asset Management (India) Private Ltd                    75.00%     3rd party (Ankar Capital
                                                                                                           India Pvt. Ltd.) owns 25%
                       -----------------------------------------------------------
                       AllianceBernstein Invest. Res. & Manag. (India) Pvt.                    100.00%
                       -----------------------------------------------------------
                    AllianceBernstein Oceanic Corporation                            1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Capital Real Estate, Inc.                                         100.00%
                    --------------------------------------------------------------
                    Alliance Corporate Finance Group Incorporated.                   1,000     100.00%
                    --------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                                              100.00%
                    --------------------------------------------------------------
                    AllianceBernstein ESG Venture Management, L.P.                             100.00%    General Partner to EGG Fun
                    --------------------------------------------------------------
                       AllianceBernstein Venture Fund 1, L.P.                                   10.00%    GP Interest
                    --------------------------------------------------------------
                    AllianceBernstein Investments, Inc.                              100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Investor Services, Inc.                        100       100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Hong Kong Limited                                        100.00%
                    --------------------------------------------------------------
                       AllianceBernstein Taiwan Limited                                         99.00%     Others own 1%
                       -----------------------------------------------------------
                       ACM New-Alliance (Luxembourg) S.A.                                       99.00%     AllianceBernstein Oceanic
                                                                                                           Corporation owns 1%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Limited                                               100.00%
                    --------------------------------------------------------------
                       Sanford C. Bernstein (CREST Nominees) Ltd.                              100.00%
                    --------------------------------------------------------------
                    Sanford C. Bernstein Proprietary Limited                                   100.00%     Inactive
                    --------------------------------------------------------------
                    Whittingdale Holdings Ltd.                                                 100.00%
                    --------------------------------------------------------------
                       ACM Investments Limited                                                 100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Fixed Income Limited                                  100.00%
                       -----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2007
-------------------------------------------------------------
LISTING C - MONY
----------------


                                                                                         State of        State of
                                                                            Type of     Incorp. or      Principal       Federal
                                                                           Subsidiary    Domicile       Operation      Tax ID #
                                                                           ----------    --------       ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                           Operating        DE              CO        75-2961816
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                         Operating        DE              NY        13-4194065
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                           Operating        DE              NY        13-4194080
     ----------------------------------------------------------------------------------------------------------------------------
     MONY Life Insurance Company *                                         Insurance        NY              NY        13-1632487
     ----------------------------------------------------------------------------------------------------------------------------
        MONY International Holdings, LLC                                      HCO           DE              NY        13-3790446
        -------------------------------------------------------------------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*     Insurance     Argentina      Argentina     98-0157781
           ----------------------------------------------------------------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                   HCO         Jamaica        Jamaica
           ----------------------------------------------------------------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                 Operating  Cayman Islands  Cayman Islands  98-0152047
           ----------------------------------------------------------------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.               Operating      Brazil          Brazil
              -------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*           Insurance  Cayman Islands  Cayman Islands  98-0152046
        -------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company of America*                            Insurance        AZ              NY        86-0222062
        -------------------------------------------------------------------------------------------------------------------------
        U.S. Financial Life Insurance Company *                            Insurance        OH              OH        38-2046096
        -------------------------------------------------------------------------------------------------------------------------
        MONY Financial Services, Inc.                                         HCO           DE              NY        11-3722370
        -------------------------------------------------------------------------------------------------------------------------
           Financial Marketing Agency, Inc.                                Operating        OH              OH        31-1465146
           ----------------------------------------------------------------------------------------------------------------------
           MONY Brokerage, Inc.                                            Operating        DE              PA        22-3015130
           ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                           Operating        OH              OH        31-1562855
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                        Operating        AL              AL        62-1699522
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                          Operating        TX              TX        74-2861481
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                  Operating        MA              MA        06-1496443
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                     Operating        WA              WA        91-1940542
              -------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                     Operating        NM              NM        62-1705422
              -------------------------------------------------------------------------------------------------------------------
           1740 Ventures, Inc.                                             Operating        NY              NY        13-2848244
           ----------------------------------------------------------------------------------------------------------------------
           Enterprise Capital Management, Inc.                             Operating        GA              GA        58-1660289
           ----------------------------------------------------------------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                           Operating        DE              GA        22-1990598
              -------------------------------------------------------------------------------------------------------------------
           MONY Assets Corp.                                                  HCO           NY              NY        13-2662263
           ----------------------------------------------------------------------------------------------------------------------
              MONY Benefits Management Corp.                               Operating        DE              NY        13-3363383
              -------------------------------------------------------------------------------------------------------------------
           1740 Advisers, Inc.                                             Operating        NY              NY        13-2645490
           ----------------------------------------------------------------------------------------------------------------------
           MONY Securities Corporation                                     Operating        NY              NY        13-2645488
           ----------------------------------------------------------------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.              Operating        MN              NY        41-1941465
              -------------------------------------------------------------------------------------------------------------------
              Trusted Investment Advisers Corp.                            Operating        MN              NY        41-1941464
              -------------------------------------------------------------------------------------------------------------------

                                                                               Number     Parent's
                                                                                 of       Percent of
                                                                               Shares     Ownership            Comments
                                                                               Owned      or Control   (e.g., Basis of Control)
                                                                               -----      ----------   ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                           100.00%
     --------------------------------------------------------------------
     MONY Capital Management, Inc.                                                         100.00%
     --------------------------------------------------------------------
     MONY Asset Management, Inc.                                                           100.00%
     --------------------------------------------------------------------
     MONY Life Insurance Company *                                                         100.00%
     --------------------------------------------------------------------
        MONY International Holdings, LLC                                                   100.00%
        -----------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*                     100.00%
           --------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                                 99.00%
           --------------------------------------------------------------
           MONY Bank & Trust Company of the Americas, Ltd.                                 100.00%
           --------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.                                99.00%
              -----------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*                           100.00%
        -----------------------------------------------------------------
        MONY Life Insurance Company of America*                                            100.00%
        -----------------------------------------------------------------
        U.S. Financial Life Insurance Company *                                 405,000    100.00%
        -----------------------------------------------------------------
        MONY Financial Services, Inc.                                             1,000    100.00%
        -----------------------------------------------------------------
           Financial Marketing Agency, Inc.                                          99     99.00%
           --------------------------------------------------------------
           MONY Brokerage, Inc.                                                   1,500    100.00%
           --------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                                      5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                                   1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                                    10    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                             5    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                                1    100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                                1    100.00%
              -----------------------------------------------------------
           1740 Ventures, Inc.                                                    1,000    100.00%
           --------------------------------------------------------------
           Enterprise Capital Management, Inc.                                      500    100.00%
           --------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                                  1,000    100.00%
              -----------------------------------------------------------
           MONY Assets Corp.                                                    200,000    100.00%
           --------------------------------------------------------------
              MONY Benefits Management Corp.                                      9,000    100.00%
              -----------------------------------------------------------
           1740 Advisers, Inc.                                                   14,600    100.00%
           --------------------------------------------------------------
           MONY Securities Corporation                                            7,550    100.00%
           --------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.                     1,000    100.00%
              -----------------------------------------------------------
              Trusted Investment Advisers Corp.                                       1    100.00%
              -----------------------------------------------------------


        -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
        -  As of February 2005, MONY Realty Partners, Inc. was dissolved
        - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Jamaican regulatory reasons.
        - MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of S stock for Brazilian regulatory reasons.
        - Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of S stock for regulatory reasons.
        -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
        -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
        -  As of August 31, 2006, Sagamore Financial LLC was dissolved
        -  MONY Benefits Service Corp. was sold on January 26, 2007.
        - As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.

      Item 29.    Indemnification

      The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

      The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Item 30.   PRINCIPAL UNDERWRITERS

         (a) The principal underwriters for the MONY and MONY America Variable Accounts are AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"). Prior to June 6, 2005, MONY Securities Corporation served as the principal underwriter for the MONY and MONY America Variable Accounts.

         AXA Advisors and AXA Distributors, both affiliates of AXA
Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L and MONY America Variable Account A. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors and AXA Distributors is 1290 Avenue of the Americas, New York, NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director

*Andrew McMahon                       Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard Dziadzio                     Director

*Barbara Goodstein                    Director

*Nick Lane                            Director

*James A. Shepherdson                 Director

*Mark Wutt                            Executive Vice President

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 James Goodwin                        Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                        Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                       Senior Vice President and Treasurer

*Mark D. Godofsky                     Senior Vice President and Controller

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Camille Joseph Varlack               Secretary and Counsel

*Francesca Divone                     Assistant Secretary

*Maurya Keating                       Vice President and Counsel

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director and Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*William Miller, Jr.                  Director, Executive Vice President and
                                      Chief Sales Officer

*Michael Gregg                        Executive Vice President

*Gary Hirschkron                      Executive Vice President

*James Mullery                        Executive Vice President

*Mitchell Waters                      Senior Vice President and National Sales
                                      Manager

*John Kennedy                         Senior Vice President, Managing Director
                                      and National Sales Manager

*Kirby Noel                           Senior Vice President and National Sales
                                      Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Eric Retzlaff                        Senior Vice President

*Michael McCarthy                     Senior Vice President and National Sales
                                      Manager

*Lance Carlson                        Senior Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Kathleen Leckey                      Senior Vice President

*John Leffew                          Senior Vice President

*Andrew Marrone                       Senior Vice President

*James O'Boyle                        Senior Vice President

*Ted Repass                           Senior Vice President

*Jon Sampson                          Senior Vice President

*Marian Sole                          Senior Vice President

*Lee Small                            Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mark Totten                          Senior Vice President

*Mary Toumpas                         Senior Vice President

*Nicholas Volpe                       Senior Vice President

*Norman J. Abrams                     Vice President and General Counsel

*Camille Joseph Varlack               Secretary and Counsel

*Ronald R. Quist                      Vice President and Treasurer

*Kurt Auleta                          Vice President and Strategy Officer

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                        (2)                            (3)                        (4)                     (5)

       NAME OF                NET UNDERWRITING
      PRINCIPAL                DISCOUNTS AND                 COMPENSATION ON               BROKERAGE
     UNDERWRITER                COMMISSIONS                     REDEMPTION                 COMMISSIONS             COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------
MSC                                 N/A                            N/A                         N/A                      N/A
AXA Advisors, LLC                   N/A                            N/A                         N/A                      N/A
AXA Distributors, LLC           $21,231,833                        N/A                         N/A                      N/A

      Item 31.    Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

      Item 32.    Management Services

      All management contracts are discussed in Part A or Part B.

      Item 33.    Fee Representation

      MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 22nd day of April, 2008.


                                 MONY America Variable Account L of
                                 MONY Life Insurance Company of America
                                         (Registrant)

                                 By: MONY Life Insurance Company of America
                                         (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    MONY Life Insurance Company of America

                                   SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on the 22nd day of April, 2008.




                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   --------------------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board,
                                           President and CEO

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert           Anthony J. Hamilton               Joseph H. Moglia
Christopher M. Condron     Mary R. (Nina) Henderson          Lorie A. Slutsky
Henri de Castries          James F. Higgins                  Ezra Suleiman
Denis Duverne              Scott D. Miller                   Peter J. Tobin
Charlynn Goins


*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 22, 2008

                                  EXHIBIT INDEX


EXHIBIT
NO.       DESCRIPTION                                                 TAG VALUES
--------  -------------------------------------------------           ----------

(k)(1)    Opinion and consent of Dodie Kent, Esq.                      EX-99.k1

(l)(1)    Opinion and consent of Brian Lessing, FSA, MAAA,
          Vice President and Actuary of MONY America.                  EX-99.l1

(m)       Calculation                                                  EX-99.m

(n)(1)    Consent of PricewaterhouseCoopers LLP                        EX-99.n1

(n)(4)    Powers of Attorney                                           EX-99.n4

                                   C-12